                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

Pre-Effective Amendment No.

Post-Effective Amendment No. 51         (File No. 33-44186)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 52                        (File No. 811-06485)

SELIGMAN GLOBAL FUND SERIES, INC.
50606 Ameriprise Financial Center
Minneapolis, Minnesota 55474

Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN 55474
(612) 671-1947

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box.)

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on Dec. 30, 2009 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
                                                                 (SELIGMAN LOGO)

SELIGMAN
GLOBAL SMALLER COMPANIES FUND

PROSPECTUS DEC. 30, 2009


SELIGMAN GLOBAL SMALLER COMPANIES FUND SEEKS

LONG-TERM CAPITAL APPRECIATION

Classes A, B, C, R2 (formerly Class R) and R5 (formerly Class I)

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial intermediary if you have other accounts holding shares of funds in the RiverSource Family of Funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


THE FUND..........................................    3P
Objective.........................................    3p
Principal Investment Strategies...................    3p
Principal Risks...................................    4p
Past Performance..................................    7p
Fees and Expenses.................................   11p
Other Investment Strategies and Risks.............   13p
Fund Management and Compensation..................   15p
FINANCIAL HIGHLIGHTS..............................   18P
BUYING AND SELLING SHARES.........................   S.1
Description of Share Classes......................   S.2
  Investment Options -- Classes of Shares.........   S.2
  Sales Charges...................................   S.7
  Opening an Account..............................  S.16
Exchanging or Selling Shares......................  S.20
  Exchanges.......................................  S.23
  Selling Shares..................................  S.26
PRICING AND VALUING OF FUND SHARES................  S.27
DISTRIBUTIONS AND TAXES...........................  S.28
GENERAL INFORMATION...............................  S.32



RIVERSOURCE FAMILY OF FUNDS

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource family. RiverSource funds, RiverSource Partners funds, Seligman funds and Threadneedle funds share the same Board of Directors/Trustees (the Board), and the same policies and procedures including those set forth in the service section of this prospectus. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource Family of Funds.

RiverSource Variable Portfolio Funds and Seligman (Variable) Portfolio Funds are sold exclusively as underlying investment options of variable insurance policies and annuity contracts offered by affiliated and unaffiliated insurance companies.


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2P  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS

THE FUND

On June 11, 2009, the Board approved in principle the merger of Seligman Global Smaller Companies Fund (the Fund) into RiverSource Partners International Small Cap Fund, a fund that seeks to provide shareholders with long-term growth of capital. More information about RiverSource Partners International Small Cap Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first quarter of 2010, and that a meeting of shareholders to consider the merger will be scheduled for the first or second quarter of 2010.

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of smaller U.S. and non-U.S. companies. Smaller companies are currently defined as those with market capitalization, at the time of purchase by the Fund, equivalent to U.S. $3 billion or less. The Board may change the definition of smaller companies if it concludes that such a change is appropriate. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy. The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. Relative to its benchmark, the Fund is generally neutrally weighted across the major geographic regions.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The portfolio manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.


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                   SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS  3P

The Fund uses an investment approach that is bottom-up focused, looking for both extended growth opportunities and special situations (including value stocks) within each region.

In selecting individual securities, the portfolio managers look for companies that they believe display the following characteristics:

- Extended growth opportunities or special situations where there is a potential for improvement in overall operations

- A well articulated and believable business model

- Quality management

- Sustainable competitive advantage

- Strong financial characteristics

The Fund generally sells a stock if the portfolio managers believe its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, its underlying fundamentals have deteriorated, or the portfolio managers are finding better opportunities elsewhere. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect a company's outlook, to manage risk in the Fund, or to meet cash requirements.

The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including depositary receipts.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. Forward foreign currency exchange contracts may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts even when they are available.

The principal investment strategies may be changed without shareholder approval. Any material changes to these strategies, however, must be approved by the Fund's Board of Directors.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


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4P  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

RISKS OF FOREIGN INVESTING. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


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                   SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS  5P

SMALL COMPANY RISK. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, leverage risk, hedging risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk, as described as a Principal Risk below, may be increased for derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options.


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6P  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

LIQUIDITY RISK. Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to certain measures of market performance shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C, Class R2 and Class R5 shares of the Fund. These returns are compared to the measures of market performance shown for the same periods. For purposes of the performance calculation in the table we assumed:

- the maximum sales charge for Class A shares;

- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

- no sales charge for Class R2 and Class R5 shares; and

- with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.


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                   SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS  7P

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


                            CLASS A SHARE PERFORMANCE
                            (BASED ON CALENDAR YEARS)


                                   (BAR CHART)



         +24.12%   -16.29%   -17.63%   -25.23%   +39.64%   +21.69%   +16.44%   +17.39%   +3.29%    -47.60%

          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008






During the periods shown in the bar chart, the highest return for a calendar quarter was +18.72% (quarter ended Dec. 31, 1999) and the lowest return for a calendar quarter was -26.64% (quarter ended Dec. 31, 2008).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Sept. 30, 2009 was +39.83%.



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8P  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS

 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)



                                                        CLASS C    CLASS R2   CLASS R5
                                                         SINCE      SINCE       SINCE
                                                       INCEPTION  INCEPTION   INCEPTION
                            1 YEAR  5 YEARS  10 YEARS  (5/27/99)  (4/30/03)  (11/30/01)
Seligman Global Smaller
Companies Fund:
  Class A
    Return before taxes     -50.62%  -3.24%    -2.73%      N/A        N/A         N/A
    Return after taxes on
    distributions           -50.75%  -4.45%    -3.51%      N/A        N/A         N/A
    Return after taxes on
    distributions and sale
    of fund shares          -32.84%  -2.52%    -2.18%      N/A        N/A         N/A
  Class B
    Return before taxes     -50.63%  -3.12%    -2.91%      N/A        N/A         N/A
  Class C
    Return before taxes     -48.47%  -2.80%      N/A     -2.42%       N/A         N/A
  Class R2
    Return before taxes     -47.80%  -2.32%      N/A       N/A      +3.96%        N/A
  Class R5
    Return before taxes     -47.29%  -1.50%      N/A       N/A        N/A       +0.13%
S&P Developed Broad
Market Index Less Than $2
Billion USD                 -43.02%  +0.51%    +4.83%    +4.46%     +7.26%      +5.24%
Lipper Global Small/Mid-
Cap Funds Index             -44.68%    N/A       N/A       N/A        N/A         N/A
Lipper Global Small/Mid-
Cap Funds Average           -45.05%  -0.57%    +3.77%    +3.12%     +5.90%      +2.48%





Effective Jan. 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Although for all periods presented in the table the Fund's Class A total returns reflect a 5.75% initial sales charge, the actual returns for periods prior to Jan. 7, 2008 would have been higher if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales change on purchases of Class C shares. Although for all periods presented in the table the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred.


The Standard & Poor's Developed Broad Market Index Less Than $2 Billion USD (the "S&P Developed BMI Less Than $2B USD") is an unmanaged benchmarks that represents the entire universe of institutionally investable securities with total available market capitalization of at least the local equivalent of U.S. $100 million and not more than U.S. $2 billion. The S&P Developed BMI Less Than $2B USD assumes reinvestment of all distributions, if any, and excludes the effect of expenses, fees, sales charges and taxes.


The Lipper Global Small/Mid-Cap Funds Index (the Lipper Index) includes the 10 largest global small and mid-cap funds tracked by Lipper Inc.

The Lipper Global Small/Mid-Cap Funds Average (the "Lipper Average") measures the performance of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper's global large-cap floor.


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                   SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS  9P

The Lipper Index and the Lipper Average assume reinvestment of all distributions, if any, and exclude the effect of sales-related fees (but includes operating expenses), sales charges and taxes.

On Nov. 1, 2009, the Lipper Index replaced the Lipper Average as the Fund's secondary benchmark. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average, as described above. This change was made to bring the selection of the Seligman Fund secondary benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.

Investors cannot invest directly in an average or index.


Prior to January 1, 2003, J. & W. Seligman & Co. Incorporated ("Seligman," the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From January 1, 2003 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP (Wellington Management) has been employed as subadviser to provide portfolio management services for the Fund. From June 2004 to April 2006, Wellington Management delegated a portion of its portfolio management responsibilities in respect of the Fund to its affiliate, Wellington Management International, Ltd.



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10P  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Fund's average net assets during the period. The expense ratios have been adjusted to reflect current fee schedules but have not been adjusted to reflect the Fund's assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Fund's net assets are lower than the Fund's average net assets during the most recently completed fiscal year. In general, a fund's annual operating expenses will increase as the fund's assets decrease. Accordingly, the Fund's annual operating expenses, if adjusted based on net assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below.


 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CLASS R2
                                     CLASS A  CLASS B  CLASS C  CLASS R5
Maximum sales charge (load)
imposed on purchases (as a
percentage of offering price)        5.75%(a)   None     None     None
Maximum deferred sales charge
(load) imposed on sales (as a
percentage of offering price at
time of purchase)                     None(b)     5%       1%     None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                CLASS A  CLASS B  CLASS C  CLASS R2  CLASS R5
Management fees                  0.95%    0.95%    0.95%     0.95%     0.95%
Distribution and/or service
(12b-1) fees                     0.25%    1.00%    1.00%     0.50%     0.00%
Other expenses(c)                0.85%    0.88%    0.86%     0.77%     0.52%
Total annual fund operating
expenses                         2.05%    2.83%    2.81%     2.22%     1.47%
Acquired fund fees and
expenses(d)                      0.02%    0.02%    0.02%     0.02%     0.02%
Total fund and acquired fund
fees and expenses(d)             2.07%    2.85%    2.83%     2.24%     1.49%



(a) This charge may be reduced depending on the total value of investments in the RiverSource Family of Funds. See "Sales Charges."
(b) A 1% CDSC may be assessed on Class A shares purchased without an initial sales charge and sold within 18 months after purchase. See "Sales Charges."

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R2).


(d) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated funds) in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, is as shown.




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                  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS  11P

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(a)                          $773     $1,187    $1,625    $2,842
Class B                             $788(b)  $1,183(b) $1,704(b) $2,994(c)
Class C                             $386(b)  $  877    $1,194    $3,160
Class R2                            $227     $  701    $1,201    $2,579
Class R5                            $152     $  471    $  814    $1,785



(a) Includes a 5.75% sales charge.
(b) Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares one month after the completion of the eighth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(a)                          $773     $1,187    $1,625    $2,842
Class B                             $288     $  883    $1,504    $2,994(b)
Class C                             $286     $  877    $1,494    $3,160
Class R2                            $227     $  701    $1,201    $2,579
Class R5                            $152     $  471    $  814    $1,785



(a) Includes a 5.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares one month after the completion of the eighth year of ownership.


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12P  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds") ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange. For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the U.S.) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "General Information" for more information.


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                  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS  13P

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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14P  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


On Nov. 7, 2008, RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, completed its acquisition (the Acquisition) of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on Nov. 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments, RiverSource Investments became the new investment manager of the Fund effective Nov. 7, 2008.


RiverSource Investments is the investment manager to all funds in the RiverSource Family of Funds (including the RiverSource funds, RiverSource Partners funds, Threadneedle funds and Seligman funds), and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

At a Special Meeting of shareholders held on June 2, 2009, shareholders of the Fund approved a policy authorizing the Fund to operate under an order received from the Securities and Exchange Commission (SEC) that permits RiverSource Investments, subject to the approval of the Board, to retain or replace subadvisers, or to modify the terms of subadvisory agreements without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.


--------------------------------------------------------------------------------
                  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS  15P

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement) between the Fund and RiverSource Investments, the fee for the most recent fiscal year was 0.98% of the Fund's average daily net assets. The fee is equal to the aggregate amount paid during the last fiscal year to RiverSource Investments (since Nov. 7, 2008) and to Seligman (prior to Nov. 7, 2008). Effective June 29, 2009, the annual management fee rate is equal to a percentage of the Fund's average daily net assets, with such rate declining from 0.950% to 0.850% as the Fund's net assets increase. Prior to June 29, 2009, the annual fee rate was equal to a percentage of the Fund's average daily net assets with such rate declining from 1.00% to 0.90% as the Fund's net assets increased. The reduction in the investment management services fee schedule is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through an Administrative Services Agreement with Ameriprise Financial. Under the Administrative Services Agreement, effective June 29, 2009, the Fund pays Ameriprise Financial an annual fee for administrative and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The administrative services fee for the last fiscal year was equal to 0.03% of the Fund's average daily net assets (annualized). Prior to June 29, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee.


Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement was included in the Fund's proxy statement, dated Aug. 27, 2008, and is available in the Fund's annual shareholder report for the year ended Oct. 31, 2008.


At a Special Meeting of shareholders held on Nov. 3, 2008, shareholders approved a subadvisory agreement between RiverSource Investments and Wellington Management (the Subadvisory Agreement). Effective Nov. 7, 2008, pursuant to the Subadvisory Agreement, RiverSource Investments contracts with and compensates Wellington Management for managing the investment of the Fund's assets. Prior to Nov. 7, 2008, and since September 15, 2003, Seligman contracted with and compensated Wellington Management for managing the investment of the Fund's assets. RiverSource Investments monitors the compliance of Wellington Management with the investment objective and related policies of the Fund, reviews the performance of Wellington, and reports periodically to the Board.



--------------------------------------------------------------------------------
16P  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS

WELLINGTON MANAGEMENT



Wellington Management, a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of Oct. 31, 2009, Wellington Management had investment management authority with respect to approximately $507 billion* in assets (* the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve). Wellington Management manages the Fund's assets based upon its experience managing funds with investment goals and strategies substantially similar to those of the Fund.


The portfolio managers responsible for the day-to-day management of the Fund are:


Mr. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the North American portion of the Fund since 2003. Mr. Rome joined Wellington Management as an investment professional in 1994.



Mr. Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the non-North American portion of the Fund since 2006. Mr. Thomas joined Wellington Management as an investment professional in 2002.


Messrs. Rome and Thomas coordinate the allocations among the North American and non-North American portions of the Fund, which are intended to be regionally neutral relative to the Fund's benchmark. However, the allocations may vary from the benchmark from time to time based upon the investment process described in the Fund's "Principal Investment Strategies."

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


--------------------------------------------------------------------------------
                  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS  17P

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information for the fiscal year ended Oct. 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the periods ended on or before Oct. 31, 2008 was audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm.





                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.25       $19.54      $18.78      $16.63      $13.67
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.06)        (.02)       (.04)       (.08)       (.09)
Net gains (losses) (both realized and
 unrealized)(a)                                      2.71        (9.22)       3.11        2.66        3.05
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.65        (9.24)       3.07        2.58        2.96
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .17(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.07        $8.25      $19.54      $18.78      $16.63
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       34.18%(b)   (52.47%)(c)  18.59%      20.30%      21.65%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.35%        1.91%       1.79%       1.82%       1.98%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.56%)       (.13%)      (.19%)      (.43%)      (.57%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $49          $50        $126        $119        $111
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------





See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
18P  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.92       $16.85      $16.61      $14.93      $12.38
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)        (.11)       (.15)       (.19)       (.18)
Net gains (losses) (both realized and
 unrealized)(a)                                      2.25        (7.77)       2.70        2.30        2.73
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.13        (7.88)       2.55        2.11        2.55
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .15(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.20        $6.92      $16.85      $16.61      $14.93
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       32.95%(b)   (52.82%)(c)  17.77%      19.40%      20.60%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      3.12%        2.66%       2.54%       2.57%       2.73%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.33%)       (.88%)      (.94%)     (1.18%)     (1.32%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $2          $7         $10         $17
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------





See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS  19P

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.95       $16.91      $16.67      $14.98      $12.40
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)        (.10)       (.15)       (.19)       (.19)
Net gains (losses) (both realized and
 unrealized)(a)                                      2.27        (7.81)       2.70        2.31        2.77
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.15        (7.91)       2.55        2.12        2.58
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .15(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.25        $6.95      $16.91      $16.67      $14.98
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       33.09%(b)   (52.80%)(c)  17.70%      19.41%      20.81%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      3.09%        2.66%       2.54%       2.57%       2.73%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.30%)       (.88%)      (.94%)     (1.18%)     (1.32%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $23          $21          $8          $7          $6
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------





See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
20P  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS

                                                                     YEAR ENDED OCT. 31,
CLASS R2*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.13       $19.34      $18.65      $16.56      $13.64
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.07)        (.05)       (.08)       (.12)       (.13)
Net gains (losses) (both realized and
 unrealized)(a)                                      2.66        (9.11)       3.08        2.64        3.05
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.59        (9.16)       3.00        2.52        2.92
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .17(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.89        $8.13      $19.34      $18.65      $16.56
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       33.95%(b)   (52.62%)(c)  18.30%      20.00%      21.41%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.46%        2.16%       2.04%       2.07%       2.23%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.69%)       (.38%)      (.44%)      (.68%)      (.82%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $--          $1         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------





See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS  21P

                                                                     YEAR ENDED OCT. 31,
CLASS R5*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.68       $20.34      $19.36      $17.02      $13.91
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)         .07         .08         .03         .01
Net gains (losses) (both realized and
 unrealized)(a)                                      2.90        (9.68)       3.21        2.74        3.10
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.88        (9.61)       3.29        2.77        3.11
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .18(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.74        $8.68      $20.34      $19.36      $17.02
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       35.25%(b)   (52.20%)(c)  19.24%      20.99%      22.36%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.69%        1.28%       1.21%       1.26%       1.36%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.15%)        .50%        .38%        .13%        .05%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $28         $57         $12         $10
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------




NOTES TO FINANCIAL HIGHLIGHTS



* Effective June 13, 2009, Class R and Class I shares were redesignated as Class R2 and Class R5 shares, respectively.


(a) Certain per share amounts for periods prior to November 1, 2006 were reclassified to conform to the current period's presentation.


(b) During the year ended Oct. 31, 2009, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 2.11%.


(c) In June 2008, the Global Smaller Companies Fund received its portion of the proceeds from a regulatory settlement between an unaffiliated third party and the SEC, which increased the total return by 0.09%.


(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.



--------------------------------------------------------------------------------
22P  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 PROSPECTUS

RIVERSOURCE FAMILY OF FUNDS

THE RIVERSOURCE FAMILY OF FUNDS (EACH INDIVIDUALLY A "FUND" AND, COLLECTIVELY, THE "FUNDS") INCLUDES "RIVERSOURCE" FUNDS, "RIVERSOURCE PARTNERS" FUNDS, "SELIGMAN" FUNDS AND "THREADNEEDLE" FUNDS. (THE RIVERSOURCE FUNDS, RIVERSOURCE PARTNERS FUNDS AND THREADNEEDLE FUNDS MAY BE COLLECTIVELY REFERRED TO AS THE "RIVERSOURCE FUNDS".) THE FUNDS SHARE THE SAME BOARD OF DIRECTORS/TRUSTEES (THE "BOARD") AND THE SAME POLICIES AND PROCEDURES INCLUDING THOSE SET FORTH IN THE SERVICE SECTION OF THIS PROSPECTUS. FOR EXAMPLE, FOR PURPOSES OF CALCULATING THE INITIAL SALES CHARGE ON THE PURCHASE OF CLASS A SHARES OF A FUND, AN INVESTOR OR FINANCIAL ADVISOR SHOULD CONSIDER THE COMBINED MARKET VALUE OF ALL FUNDS IN THE RIVERSOURCE FAMILY OF FUNDS OWNED BY THE INVESTOR AS DEFINED UNDER "INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA)."

BUYING AND SELLING SHARES

The funds are available directly and through broker-dealers, banks and other financial intermediaries or institutions (financial intermediaries), and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. NOT ALL FINANCIAL INTERMEDIARIES OFFER THE FUNDS. FINANCIAL INTERMEDIARIES THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the fund are held. Since the fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The fund and its service providers, including the distributor and the transfer agent, are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

--------------------------------------------------------------------------------
                                                                             S.1

S-6400-9

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The funds offer different classes of shares. There are differences among the fees and expenses for each share class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every share class. After determining which share classes you are eligible to buy, decide which share class best suits your needs. Your financial advisor can help you with this decision. The following table shows the key features of each share class. Not all funds offer all classes of shares.

 INVESTMENT OPTIONS SUMMARY


                                                                  CONTINGENT            DISTRIBUTION          PLAN
                                            INITIAL               DEFERRED SALES        AND/OR                ADMINISTRATION
                    AVAILABILITY(a)         SALES CHARGE          CHARGE (CDSC)         SERVICE FEE(b)        SERVICES FEE
--------------------------------------------------------------------------------------------------------------------------------
Class A             Available to            Yes. Payable at       No.(c)                Yes.                  No.
                    all investors.          time of purchase.                           0.25%(g)
                                            Lower or no sales
                                            charge for larger
                                            investments.
--------------------------------------------------------------------------------------------------------------------------------

Class B(d)(e)(f)    Available to            No. Entire            Maximum 5% CDSC       Yes.                  No.
                    all investors.          purchase price is     during the first      1.00%(g)
                                            invested in shares    year decreasing to
                                            of the fund.          0% after six
                                                                  years.
--------------------------------------------------------------------------------------------------------------------------------

Class C(f)          Available to            No. Entire            1% CDSC may apply     Yes.                  No.
                    all investors.          purchase price is     if you sell shares    1.00%(g)
                                            invested in shares    within one year
                                            of the fund.          after purchase.
--------------------------------------------------------------------------------------------------------------------------------

Class I             Limited to              No.                   No.                   No.                   No.
                    qualifying
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class R2            Limited to              No.                   No.                   Yes.                  Yes.
                    qualifying                                                          0.50%                 0.25%
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class R3            Limited to              No.                   No.                   Yes.                  Yes.
                    qualifying                                                          0.25%                 0.25%
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class R4            Limited to              No.                   No.                   No.                   Yes.
                    qualifying                                                                                0.25%
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class R5            Limited to              No.                   No.                   No.                   No.
                    qualifying
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class W             Limited to              No.                   No.                   Yes.                  No.
                    qualifying                                                          0.25%(g)
                    discretionary
                    managed accounts.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             S.2

                                                                  CONTINGENT            DISTRIBUTION          PLAN
                                            INITIAL               DEFERRED SALES        AND/OR                ADMINISTRATION
                    AVAILABILITY(a)         SALES CHARGE          CHARGE (CDSC)         SERVICE FEE(b)        SERVICES FEE
--------------------------------------------------------------------------------------------------------------------------------
Class Y             Limited to              No.                   No.                   No.                   Yes.
                    qualifying                                                                                0.15%
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------





(a) See "Buying and Selling Shares, Determining which class of shares to purchase" for more information on availability of share classes and eligible investors. See "Buying and Selling Shares, Opening an Account" for information on minimum investment and account balance requirements.
(b) For each of Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares and the servicing of shareholders. This plan has been reviewed and approved by the Board. Because these fees are paid out of fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(c) A 1% CDSC may be assessed on Class A shares sold within 18 months after purchase. See "Buying and Selling Shares, Sales Charges, Class
    A -- contingent deferred sales charge" for more information. For all funds except money market funds.
(d) Class B shares automatically convert to Class A shares. See "Buying and Selling Shares, Sales Charges, Class B and Class C -- CDSC alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing of conversion will vary depending on the date of your original purchase of the Class B shares.
(e) Class B shares of RiverSource Absolute Return Currency and Income Fund are only available for exchanges from Class B shares of another fund in the RiverSource Family of Funds. Class B shares of each of RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund are closed to new investors and new purchases. (Existing shareholders in these funds may continue to own Class B shares and make exchanges into and out of existing accounts where Class B shares of these funds are maintained.)
(f) The money market funds may offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively.
(g) For RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund, Class A is 0.10%. For RiverSource Cash Management Fund, Class B is 0.85%, Class C is 0.75% and Class W is 0.10%.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the fund's shares and directly or indirectly providing services to fund shareholders. These expenses include payment of distribution and/or shareholder servicing fees to financial intermediaries that sell shares of the fund or provide services to fund shareholders, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25%* of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Financial intermediaries also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held
--------------------------------------------------------------------------------
S.3
through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial intermediaries, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor. IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL INTERMEDIARY OR FINANCIAL ADVISOR, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICING RELATED EXPENSES.

 * For RiverSource Cash Management Fund, financial intermediaries receive fees up to 0.10% of the average daily net assets of Class A, Class B and Class W shares sold and held through them.

PLAN ADMINISTRATION FEE

Class R2, Class R3, Class R4 and Class Y shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the respective class. The fee for Class Y shares is equal on an annual basis to 0.15% of average daily net assets attributable to the class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

Each of the fund's classes represent an interest in the same portfolio of investments. However, as set forth above, each class has its own sales charge schedule, and its ongoing distribution and shareholder service fees may differ from other classes. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the fund or another fund in the RiverSource Family of Funds.

- Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your authorized financial intermediary or financial advisor will be able to help you decide which class of shares best meets your needs.

--------------------------------------------------------------------------------
                                                                             S.4

CLASS A, CLASS B AND CLASS C SHARES*

Class B shares of RiverSource Absolute Return Currency and Income Fund are not currently available for new purchases. However, if you own Class B shares of another fund in the RiverSource Family of Funds, you may exchange into Class B shares of RiverSource Absolute Return Currency and Income Fund, if you meet the minimum investment and account balance requirements set forth in "Opening an Account," subject to the limitations set forth in this section. New purchases of Class B shares will not be permitted if your rights of accumulation are $50,000 or higher, and new purchases of Class C shares will not be permitted if your rights of accumulation are $1,000,000 or higher. See "Sales Charges, Initial Sales Charge -- Rights of Accumulation" for information on rights of accumulation.

Class B shares have a higher annual distribution fee than Class A shares and a contingent deferred sales charge (CDSC) for six years. Class B shares convert to Class A shares. Class B shares purchased through reinvested dividends and distributions will convert to Class A shares in the same proportion as the other Class B shares. See "Class B and Class C -- CDSC alternative" for information on timing of Class B share conversion to Class A shares.

Class C shares have a higher annual distribution fee than Class A shares and a CDSC for one year. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A shares. As a result, you will pay a distribution fee for as long as you hold Class C shares.

If you choose a share class with a CDSC (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial intermediary or financial advisor.

 * For money market funds, new investments must be made in Class A shares of the fund. The money market funds offer Class B and Class C shares only to facilitate exchanges between classes of these shares in other funds.

CLASS I SHARES.

The following eligible investors may purchase Class I shares:

- Any fund distributed by the distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of funds in the RiverSource Family of Funds.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

CLASS R AND CLASS Y SHARES.

The following eligible institutional investors may purchase Class R2, Class R3, Class R4, Class R5 and Class Y shares:

--------------------------------------------------------------------------------
S.5

- Qualified employee benefit plans.

- Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

- Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

- State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

- Health Savings Accounts created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

- Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds in the RiverSource Family of Funds).

- Bank trust departments.

Class R and Class Y shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

- Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.


IN ADDITION, FOR CLASS I, CLASS R AND CLASS Y SHARES, THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY ACCEPT OR AUTHORIZE FINANCIAL INTERMEDIARIES TO ACCEPT INVESTMENTS FROM OTHER INSTITUTIONAL INVESTORS NOT LISTED ABOVE.



IN ADDITION, FOR CLASS W SHARES, THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY ACCEPT OR AUTHORIZE FINANCIAL INTERMEDIARIES TO ACCEPT INVESTMENTS FROM OTHER INVESTORS NOT LISTED ABOVE.


Please consult your financial advisor for assistance in selecting the appropriate class of shares. For more information, see the SAI.


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                                                                             S.6

SALES CHARGES

FOR FUNDS OTHER THAN MONEY MARKET FUNDS

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. The distributor retains the full sales charge you pay when you purchase shares of the fund directly from the fund (not through an authorized financial intermediary). Sales charges vary depending on the amount of your purchase.

INITIAL SALES CHARGE(A) FOR CLASS A SHARES

For equity funds and funds-of-funds (equity)*

                                                                MAXIMUM REALLOWANCE
                            AS A % OF           AS A % OF            AS A % OF
TOTAL MARKET VALUE      PURCHASE PRICE(b)  NET AMOUNT INVESTED     PURCHASE PRICE
-----------------------------------------------------------------------------------
Up to $49,999                  5.75%               6.10%                5.00%
$50,000--$99,999               4.75                4.99                 4.00
$100,000--$249,999             3.50                3.63                 3.00
$250,000--$499,999             2.50                2.56                 2.15
$500,000--$999,999             2.00                2.04                 1.75
$1,000,000 or more             0.00                0.00                 0.00(c),(d)


For fixed income funds except those listed below and funds-of-funds (fixed income)*

                                                                MAXIMUM REALLOWANCE
                            AS A % OF           AS A % OF            AS A % OF
TOTAL MARKET VALUE      PURCHASE PRICE(b)  NET AMOUNT INVESTED     PURCHASE PRICE
-----------------------------------------------------------------------------------
Up to $49,999                  4.75%               4.99%                4.00%
$50,000--$99,999               4.25                4.44                 3.50
$100,000--$249,999             3.50                3.63                 3.00
$250,000--$499,999             2.50                2.56                 2.15
$500,000--$999,999             2.00                2.04                 1.75
$1,000,000 or more             0.00                0.00                 0.00(c),(d)



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S.7

For RiverSource Absolute Return Currency and Income Fund, RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund

                                                                MAXIMUM REALLOWANCE
                            AS A % OF           AS A % OF            AS A % OF
TOTAL MARKET VALUE      PURCHASE PRICE(b)  NET AMOUNT INVESTED     PURCHASE PRICE
-----------------------------------------------------------------------------------
Up to $49,999                  3.00%               3.09%                2.50%
$50,000--$99,999               3.00                3.09                 2.50
$100,000--$249,999             2.50                2.56                 2.15
$250,000--$499,999             2.00                2.04                 1.75
$500,000--$999,999             1.50                1.52                 1.25
$1,000,000 or more             0.00                0.00                 0.00(c),(d)


* "Funds-of-funds (equity)" includes -- RiverSource Portfolio Builder Aggressive Fund, RiverSource Portfolio Builder Moderate Aggressive Fund, RiverSource Portfolio Builder Moderate Fund, RiverSource Portfolio Builder Total Equity Fund, RiverSource Retirement Plus 2010 Fund, RiverSource Retirement Plus 2015 Fund, RiverSource Retirement Plus 2020 Fund, RiverSource Retirement Plus 2025 Fund, RiverSource Retirement Plus 2030 Fund, RiverSource Retirement Plus 2035 Fund, RiverSource Retirement Plus 2040 Fund, RiverSource Retirement Plus 2045 Fund, Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core. "Funds-of-funds (fixed income)" includes -- RiverSource Income Builder Basic Income Fund, RiverSource Income Builder Enhanced Income Fund, RiverSource Income Builder Moderate Income Fund, RiverSource Portfolio Builder Conservative Fund and RiverSource Portfolio Builder Moderate Conservative Fund.
(a) Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
(b) Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources: a sales commission of up to 1.00% for a sale of $1,000,000 to $3,999,999; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more.
(d) For certain eligible employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources: a sales commission of 1.00% for a sale of $1 to $3,999,999 received in eligible employee benefit plans; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more. See "Initial Sales Charge -- Waivers of the sales charge for Class A shares" for employee benefit plan eligibility rules.

There is no initial sales charge on reinvested dividends or capital gain distributions.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA). You may be able to reduce the sales charge on Class A shares, based on the combined market value of accounts in your ROA group. Your ROA group includes the current market values of the following investments which are eligible to be added together for purposes of determining the sales charge on your next purchase:

- Your current investment in a fund; and

--------------------------------------------------------------------------------
                                                                             S.8

- Previous investments you and members of your household have made in Class A, Class B or Class C shares in the fund and other funds in the RiverSource Family of Funds, provided your investment was subject to a sales charge. Your household consists of you, your spouse or domestic partner and your unmarried children under age 21, all of whom share a mailing address.

The following accounts are eligible to be included in your ROA group in order to determine the sales charge on your purchase:

- Individual or joint accounts;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your household, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in your ROA group in order to determine the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

- Investments in Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

- Charitable and irrevocable trust accounts.

If you purchase fund shares through different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform your financial intermediary in writing about the other accounts when placing your purchase order. Contact your financial intermediary to determine what information is required.

--------------------------------------------------------------------------------
S.9

Unless you provide your financial intermediary in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

For more information on ROA, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more (including any existing ROA) over a period of up to 13 months, you may be able to reduce the front-end sales charge(s) for investments in Class A shares by completing and filing an LOI. The required form of LOI may vary by financial intermediary. Existing ROA can be included in your LOI. Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI. Five percent of the commitment amount will be placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow.

Existing ROA Example. Shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds' Class A shares (any non-money market fund in the RiverSource Family of Funds) in order to fulfill the LOI commitment and receive reduced front-end sales charge(s) over the next 13 months.

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial intermediary provide this information to the fund when placing your purchase order. For more detail on LOIs, please contact your financial intermediary or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

- current or retired Board members, officers or employees of the funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- current or retired Ameriprise Financial Services, Inc. financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

--------------------------------------------------------------------------------
                                                                            S.10

- registered representatives and other employees of affiliated or unaffiliated financial intermediaries having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

- portfolio managers employed by subadvisers of the funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- partners and employees of outside legal counsel to the funds or the funds' directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees.

- direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

- purchases made:

  - with dividend or capital gain distributions from a fund or from the same class of another fund in the RiverSource Family of Funds;

  - through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee that has, or that clear trades through a financial intermediary that has, a selling agreement with the distributor;

  - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - through bank trust departments.

- separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11).

- purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b) which:

  - have at least $1 million in plan assets at the time of investment; and

  - have a plan level or omnibus account that is maintained with the fund or its transfer agent; and

  - transact directly with the fund or its transfer agent through a third party administrator or third party recordkeeper.

For more information regarding waivers of sales charge for Class A purchases, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional classes of investors. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

--------------------------------------------------------------------------------
S.11

Unless you provide your financial intermediary with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

Because the current prospectus is available on the funds' website (for RiverSource funds) at riversource.com/funds or (for Seligman funds) at seligman.com free of charge, information regarding breakpoint discounts is not separately disclosed on the website.

CDSCS AND THE COMBINATION OF TARGET DATE FUNDS WITH SELIGMAN TARGETFUND
CORE. Each of Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025 and Seligman TargETFund 2015 (the Target Date Funds) will automatically be combined with Seligman TargETFund Core during their respective target year. The investment manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of Seligman TargETFund Core at net asset value, with the shares of Seligman TargETFund Core then distributed to shareholders of the applicable Target Date Fund. For the purpose of calculating CDSCs, holding periods in respect of shares of a Target Date Fund will be carried over to shares of Seligman TargETFund Core acquired as a result of the combination of a Target Date Fund with Seligman TargETFund Core.

CLASS A -- CONTINGENT DEFERRED SALES CHARGE

For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to an authorized financial intermediary effecting the purchase, a 1% CDSC may be charged if you sell your shares within 18 months after purchase. A CDSC will be based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A SHARES. The CDSC will be waived on sales of shares:

- to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

- purchased through reinvestment of dividends and capital gain distributions.

- in the event of the shareholder's death.

- from a monthly, quarterly or annual systematic redemption plan of up to an annual amount of 12% of the account value on a per fund basis.

- in an account that has been closed because it falls below the minimum account balance.

- that result from required minimum distributions taken from retirement accounts upon the shareholders attainment of age 70 1/2.

--------------------------------------------------------------------------------
                                                                            S.12

- that result from returns of excess contributions or excess deferral amounts made to a retirement plan participant.

- of RiverSource funds purchased prior to Dec. 1, 2008.

- initially purchased by an employee benefit plan that is not connected with a plan level termination.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

CLASS B AND CLASS C -- CDSC ALTERNATIVE

The money market funds (except RiverSource Tax-Exempt Money Market Fund) offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively. For example, if you own Class B or Class C shares of another fund, but want to hold your money in a money market fund, you may exchange into Class B or Class C shares of a money market fund. Funds that offer Class B and Class C shares have limitations on the amount you may invest in those share classes. If you are considering purchasing Class B or Class C shares of a fund, please see the prospectus for that fund for any effective purchase limitations.

Although you may not purchase Class B and Class C shares of the money market funds directly, if you exchange into Class B or Class C shares of a money market fund from another fund, you will be subject to the rules governing CDSC set forth in this section.

To minimize the amount of CDSC you may pay when you sell your shares, the fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to CDSC) are sold first. Shares that have been in your account long enough so that they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest).

--------------------------------------------------------------------------------
S.13

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline over time:

IF THE SALE IS MADE DURING THE:           THE CDSC PERCENTAGE RATE IS:*
First year                                              5%
Second year                                             4%
Third year                                              3%**
Fourth year                                             3%
Fifth year                                              2%
Sixth year                                              1%
Seventh or eighth year                                  0%


* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a RiverSource fund on or prior to June 12, 2009, the CDSC percentage for the third year is 4%.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

You may not make additional purchases of Class B shares if your ROA exceeds $49,999.99.

Class B shares purchased in a RiverSource fund prior to May 21, 2005 age on a calendar year basis. Class B shares purchases made in a RiverSource fund beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Class B shares purchased in a RiverSource fund beginning May 21, 2005 and Class B shares purchased in a Seligman fund beginning June 13, 2009 will convert to Class A shares one month after the completion of the eighth year of ownership.

--------------------------------------------------------------------------------
                                                                            S.14

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a total amount up to 1% (including sales commission and advance of service fees) to financial intermediaries that sell Class C shares. See "Buying and Selling Shares -- Distribution and Service Fees." A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares. You may not make additional purchases of Class C shares if your ROA exceeds $999,999.99.

For both Class B and Class C shares, the amount of any CDSC you pay will be based on the lower of the original purchase price of those shares or current net asset value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

- in the event of the shareholder's death.

- that result from required minimum distributions taken from retirement accounts upon the shareholders' attainment of age 70 1/2.

- sold under an approved substantially equal periodic payment arrangement.

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

For more information regarding waivers of the CDSC for Class B shares, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

--------------------------------------------------------------------------------
S.15

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares:

- in the event of the shareholder's death.

- to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

- that result from required minimum distributions taken from retirement accounts upon the shareholders' attainment of age 70 1/2.

- initially purchased by an eligible employee benefit plan that are not connected with a plan level termination.

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

For more information regarding waivers of the CDSC for Class C shares, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5, CLASS W AND CLASS Y -- NO SALES CHARGE. For each of Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the fund or the financial intermediary through which you are investing in the fund may not be able to open an account for you. If the fund or the financial intermediary through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial intermediary. Any applicable sales charge will be added to the purchase price for Class A shares.

You may establish and maintain your account with an authorized financial intermediary or directly with the fund. The fund may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts established with the fund will be supported by the fund's transfer agent.

--------------------------------------------------------------------------------
                                                                            S.16

 METHODS OF PURCHASING SHARES

These methods of purchasing shares generally apply to Class A, Class B, and Class C shares.

CLASS B SHARES OF RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND IS CURRENTLY CLOSED TO INVESTORS FOR NEW PURCHASES. CLASS B SHARES FOR RIVERSOURCE FLOATING RATE FUND, RIVERSOURCE INFLATION PROTECTED SECURITIES FUND, RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND, RIVERSOURCE LIMITED DURATION BOND FUND AND RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND ARE CLOSED TO NEW INVESTORS AND NEW PURCHASES. EXISTING SHAREHOLDERS IN THESE FUNDS MAY CONTINUE TO OWN CLASS B SHARES AND MAKE EXCHANGES INTO AND OUT OF EXISTING ACCOUNTS WHERE CLASS B SHARES OF THESE FUNDS ARE MAINTAINED.

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INTERMEDIARY

ALL REQUESTS       The financial intermediary through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

--------------------------------------------------------------------------------

ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL You or the financial intermediary through which you buy shares may establish an account with the fund. To establish an account in this fashion, complete a fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained (for RiverSource funds) at riversource.com/funds or (for Seligman funds) at seligman.com or may be requested by calling (800) 221-2450. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


 -------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.17

BY MAIL (CONT.)

                   Mail your check and completed application to:

                   REGULAR MAIL RIVERSOURCE FAMILY OF FUNDS
                                C/O BOSTON FINANCIAL
                                P.O. BOX 8041
                                BOSTON, MA 02266-8041

                   EXPRESS MAIL RIVERSOURCE FAMILY OF FUNDS
                                C/O BOSTON FINANCIAL
                                30 DAN ROAD
                                CANTON, MA 02021-2809

                   If you already have an account, include your name, account number, and the name of the fund and class of shares you wish to purchase along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

--------------------------------------------------------------------------------
BY WIRE OR ACH     Fund shares purchased in an account established and
                   maintained with the fund may be paid for by federal funds wire. Before sending a wire, call (800) 221-2450 to notify the fund's transfer agent of the wire and to receive further instructions.

                   If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application. Your bank or financial intermediary may charge additional fees for wire transactions.

--------------------------------------------------------------------------------

BY EXCHANGE        Call (800) 221-2450 or send signed written instructions to the address above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            S.18

MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                                               RIVERSOURCE       RIVERSOURCE
                                                                120/20            DISCIPLINED
                                                                CONTRARIAN        SMALL CAP
                                                                EQUITY FUND       VALUE FUND
                                                               THREADNEEDLE      RIVERSOURCE
                         FOR ALL FUNDS,                         GLOBAL EXTENDED   FLOATING RATE
                         CLASSES AND                            ALPHA FUND        FUND
                         ACCOUNTS EXCEPT                       RIVERSOURCE       RIVERSOURCE
                         THOSE LISTED TO                        ABSOLUTE RETURN   INFLATION
                         THE RIGHT           TAX QUALIFIED      CURRENCY AND      PROTECTED
                         (NONQUALIFIED)      ACCOUNTS           INCOME FUND       SECURITIES FUND  CLASS W

---------------------------------------------------------------------------------------------------------------

INITIAL INVESTMENT       $2,000              $1,000            $10,000           $5,000            $500
---------------------------------------------------------------------------------------------------------------

ADDITIONAL INVESTMENTS   $100                $100              $100              $100              None
---------------------------------------------------------------------------------------------------------------

ACCOUNT BALANCE*         $1,000              None              $5,000            $2,500            $500


   *If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.
 -------------------------------------------------------------------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS

                                                               RIVERSOURCE       RIVERSOURCE
                                                                120/20            DISCIPLINED
                                                                CONTRARIAN        SMALL CAP
                                                                EQUITY FUND       VALUE FUND
                                                               THREADNEEDLE      RIVERSOURCE
                         FOR ALL FUNDS,                         GLOBAL EXTENDED   FLOATING RATE
                         CLASSES AND                            ALPHA FUND        FUND
                         ACCOUNTS EXCEPT                       RIVERSOURCE       RIVERSOURCE
                         THOSE LISTED TO                        ABSOLUTE RETURN   INFLATION
                         THE RIGHT           TAX QUALIFIED      CURRENCY AND      PROTECTED
                         (NONQUALIFIED)      ACCOUNTS           INCOME FUND       SECURITIES FUND  CLASS W

---------------------------------------------------------------------------------------------------------------

INITIAL INVESTMENT       $100(a)             $100(b)           $10,000           $5,000            $500
---------------------------------------------------------------------------------------------------------------

ADDITIONAL INVESTMENTS   $100                $50               $100              $100              None
---------------------------------------------------------------------------------------------------------------

ACCOUNT BALANCE**        None(b)             None              $5,000            $2,500            $500


  **If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.
 (a)Money Market Funds -- $2,000
 (b)Money Market Funds -- $1,000
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S.19

These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial intermediary for information regarding wire or electronic funds transfer.

IMPORTANT: Payments sent by electronic fund transfers (ACH), a bank authorization or check that are not guaranteed may take up to 14 days to clear. If you request a sale within 14 days of purchase, this may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial intermediary process your transaction. If you maintain your account directly with your financial intermediary, you must contact that financial intermediary to exchange or sell shares of the fund. If your account was established with the fund, there are a variety of methods you may use to exchange or sell shares of the fund.

 WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INTERMEDIARY

ALL REQUESTS       You can exchange or sell shares by having your financial
                   intermediary process your transaction. The financial intermediary through which you purchased shares may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

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ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL            Mail your exchange or sale request to:

                   REGULAR MAIL RIVERSOURCE FAMILY OF FUNDS
                                C/O BOSTON FINANCIAL
                                P.O. BOX 8041
                                BOSTON, MA 02266-8041

                   EXPRESS MAIL RIVERSOURCE FAMILY OF FUNDS
                                C/O BOSTON FINANCIAL
                                30 DAN ROAD
                                CANTON, MA 02021-2809


 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            S.20

BY MAIL (CONT.)


                   Include in your letter:


                   - your name

                   - the name of the fund(s)

                   - your account number

                   - the class of shares to be exchanged or sold

                   - your Social Security number or Employer Identification
                     number

                   - the dollar amount or number of shares you want to exchange or sell

                   - specific instructions regarding delivery or exchange
                     destination

                   - signature(s) of registered account owner(s)

                   - any special documents the transfer agent may require in
                     order to process your order

                   Corporate, trust or partnership accounts may need to send additional documents.

                   Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                   A Medallion Signature Guarantee is required if:

                   - Amount is over $50,000.

                   - You want your check made payable to someone other than the registered account owner(s).

                   - Your address of record has changed within the last 30 days.

                   - You want the check mailed to an address other than the
                     address of record.

                   - You want the proceeds sent to a bank account not on file.

                   - You are the beneficiary of the account and the account
                     owner is deceased (additional documents may be required).

                   A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial intermediary providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.


 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S.21

BY MAIL (CONT.)


                   NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.


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BY TELEPHONE       Call (800) 221-2450. Unless you elect not to have telephone exchange and sale privileges, they will automatically be available to you. Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.
                   Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate, qualified retirement accounts and trust accounts which the current trustee is not listed. You may request that these privileges
                   NOT apply by writing to the address above.

                   Payment will be mailed to the address of record and made payable to the names listed on the account.

                   Telephone sale requests are limited to $50,000 per day.

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BY WIRE OR ACH     You can wire money from your fund account to your bank
                   account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                   Call (800) 221-2450 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                   A service fee may be charged against your account for each wire sent.

                   Minimum amount:

                   by ACH: $100

                   by wire: $500

                   Your bank or financial intermediary may charge additional fees for wire transactions.

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BY SCHEDULED       You may elect to receive regular periodic payments through an
PAYOUT PLAN        automatic sale of shares. See the SAI for more information.

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--------------------------------------------------------------------------------
                                                                            S.22

CHECK REDEMPTION SERVICE

Class A shares of the money market funds offer check writing privileges. If you have $2000 in a money market fund, you may request checks which may be drawn against your account. You can elect this service on your initial application, or, thereafter. Call (800) 221-2450 for the appropriate forms to establish this service. If you own Class A shares that were both in another fund at NAV because of the size of the purchase, and then exchanged into a money market fund, check redemptions may be subject to a CDSC.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered fund in the RiverSource Family of Funds without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You may be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

IF YOU HOLD YOUR FUND SHARES IN AN ACCOUNT WITH AMERIPRISE FINANCIAL SERVICES, YOU MAY HAVE LIMITED EXCHANGEABILITY WITHIN THE RIVERSOURCE FAMILY OF FUNDS.

MARKET TIMING

SHORT-TERM TRADING AND OTHER SO-CALLED MARKET TIMING PRACTICES ARE FREQUENT TRADING PRACTICES BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

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S.23

FOR A FUND ORGANIZED AS A FUND-OF-FUNDS, ITS ASSETS CONSIST PRIMARILY OF SHARES OF THE UNDERLYING FUNDS IN WHICH IT INVESTS. THE UNDERLYING FUNDS MAY BE MORE SUSCEPTIBLE TO THE RISKS OF MARKET TIMING. FUNDS THAT INVEST DIRECTLY IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS AND THE UNDERLYING FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND OR UNDERLYING FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS, FLOATING RATE LOANS, HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS. SEE "PRICING AND VALUING OF FUND SHARES" FOR A DISCUSSION OF THE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE FUNDS' BOARD HAS ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING THAT MAY BE HARMFUL TO THE FUNDS. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

- The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging or other purchase and exchange transactions not believed to be inconsistent with the best interest of fund shareholders or the Board's policy. The fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares and where the shares are maintained. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund may seek the assistance of financial intermediaries in applying similar restrictions on their participants or clients. The fund's ability to monitor and discourage abusive trading practices in omnibus accounts is more limited.

- The fund may rely on the monitoring policy of a financial intermediary, for example, a retirement plan administrator or similar financial intermediary authorized to distribute the funds, if it determines the policy and procedures of such financial intermediaries are sufficient to protect the fund and its shareholders.

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                                                                            S.24

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

- Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

- Exchanges must be made into the same class of shares of the share class being exchanged out of.

- Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

- Once the fund receives your exchange request, you cannot cancel it after the market closes.

- Shares of the purchased fund may not be used on the same day for another exchange or sale.

- New investments in Class A shares of a money market fund may be exchanged for either Class A, Class B or Class C shares of any other publicly offered fund in the RiverSource Family of Funds.

- If you exchange shares from Class A shares of a money market fund to another fund in the RiverSource Family of Funds, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market fund into Class B shares of another fund in the RiverSource Family of Funds, you may not exchange from Class B shares of that fund back to Class A shares of a money market fund. Exchange rules for money market funds are illustrated in the following tables.

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.

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S.25

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original fund and ends when you sell the shares of the fund you exchanged to.

                                               TO OTHER FUNDS
FROM A MONEY MARKET FUND               -----------------------------
                                       CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------
Class A                                  Yes        Yes        Yes
Class B                                   No        Yes         No
Class C                                   No         No        Yes



                                           TO A MONEY MARKET FUND
FROM OTHER FUNDS                       -----------------------------
                                       CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------
Class A                                  Yes         No         No
Class B                                   No        Yes         No
Class C                                   No         No        Yes


If your initial investment was in a money market fund and you exchange into an equity or fixed income fund, you will pay an initial sales charge if you exchange into Class A and be subject to a CDSC if you exchange into Class B or Class C.

If your initial investment was in Class A shares of an equity or fixed income fund and you exchange shares into a money market fund, you may exchange that amount to another fund, including dividends earned on that amount, without paying a sales charge.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of a fund in the RiverSource Family of Funds. If your original purchase was in Class A or Class B, you may use all or part of the sale proceeds to purchase new Class A shares in any fund account linked together for ROA purposes. Your repurchase will be in Class A shares at NAV, up to the amount of the sale proceeds. For a Class A repurchase on shares that were originally charged a CDSC, the amount of the CDSC will be reinvested at the NAV on the date the repurchase is processed. Repurchases of Class B shares will also be in Class A shares at NAV. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C, you will be allowed to reinvest in the
--------------------------------------------------------------------------------
                                                                            S.26
same Class C account and fund you originally purchased. In a Class C repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

In order for you to take advantage of this repurchase waiver, you must notify your financial intermediary or the fund's transfer agent if your account is held at the fund within 90 days of the date your sale request was processed. Contact your financial intermediary for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

If you sold shares of a Seligman fund on or before February 3, 2009 and wish to repurchase shares, you have the option of taking advantage of the current repurchase policy (described above) within 90 days of the date your sale request was processed, or you may use all or part of your sale proceeds to purchase shares of the fund you sold or any other fund in the RiverSource Family of Funds without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC, within 120 days of the date your sale request was processed. Contact your financial intermediary or, if you opened an account directly with the fund, the transfer agent, for more information on the required documentation to complete a repurchase transaction.

The fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

PRICING AND VALUING OF FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

The NAV is the value of a single share of the fund. The NAV is determined by dividing the value of the fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. For a fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations
--------------------------------------------------------------------------------
S.27
and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund or underlying fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's or underlying fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund or an underlying fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's or an underlying fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's or underlying fund's shares may change on days when shareholders will not be able to purchase or sell the fund's or underlying fund's shares.

For money markets funds -- The fund's investments are valued at amortized cost, which approximates market value, as explained in the SAI. Although the fund cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualified dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include dividends which are non-qualified dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualified dividend income. Generally, capital gains are realized when a security is sold for a higher price than was paid for it. Generally, capital losses are realized when a security is sold for a lower price than was paid for it. Typically, each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the
--------------------------------------------------------------------------------
                                                                            S.28
security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains, if any, are included in net investment income and are taxable as ordinary income when distributed to the shareholder. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. If the fund's distributions exceed its current and accumulated earnings and profits, that portion of the fund's distributions will be treated as a return of capital to the shareholders to the extent of their basis in their shares. A return of capital will generally not be taxable; however, any amounts received in excess of basis are treated as capital gain. Forms 1099 sent to shareholders report any return of capital.

Certain derivative instruments subject the fund to special tax rules, the effect of which may be to accelerate income to the fund, defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

For Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETF 2015 and Seligman TargETFund Core (the Seligman TargETFunds) -- The Funds may purchase or sell (write) options. In general, option premiums which may be received by the Funds are not immediately included in the income of the Funds. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Funds transfer or otherwise terminate the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, such Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

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S.29

The Seligman TargETFunds generally will pay any dividends from its net investment income and distributes any net capital gains realized on investments at least annually (Seligman TargETFund Core generally will pay dividends from its net investment income on a quarterly basis). Because each Seligman TargETFund may sell underlying ETFs, US government securities and short-term debt instruments: (a) to accommodate redemptions of its shares; (b) in respect of the Target Date Funds, to implement the process of migration; and (c) to adjust the percentages of its assets invested in each underlying ETF, US government securities, short-term debt instruments, cash and cash equivalents in response to economic, market or other conditions or events, and changes in Seligman Time Horizon Matrix (the asset allocation methodology utilized by the Seligman TargETFunds), each Seligman TargETFund may generate net capital gains (including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates) for investors that may be higher than the net capital gains ordinarily incurred by an investor through an investment in another asset allocation fund that has broader investment ranges or an asset allocation strategy designed by the investor. In addition, due to federal income tax laws, each Seligman TargETFund may not fully utilize capital losses (to offset capital gains) from the sale of underlying ETFs at a loss. In addition, underlying ETFs may distribute capital gains to the Seligman TargETFunds.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial intermediary through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. Generally, if you sell shares for less than their cost, the difference is a capital loss or if you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

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                                                                            S.30

You may not create a tax loss or reduce a tax gain, based on paying a sales charge, by exchanging shares before the 91st day after the day of purchase. If you buy Class A shares and exchange into another fund before the 91st day after the day of purchase, you may not be able to include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

REITs often do not provide complete tax information until after the calendar year-end; generally mid to late January and continuing through early February. Consequently, if your fund has significant investments in REITs, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are generally mailed in January.

FOR SELIGMAN TARGETFUNDS. Each of the Target Date Funds will automatically be combined with Seligman TargETFund Core during their respective target years. The investment manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of Seligman TargETFund Core at net asset value, with the shares of Seligman TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the investment manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or other applicable law could negatively impact the combination of a Target Date Fund with Seligman TargETFund Core.

FOR TAXABLE FUNDS. Distributions related to shares not held in IRAs or other retirement accounts are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Shares held in an IRA or qualified retirement account are generally subject to different tax rules. Taking a distribution from your IRA or qualified retirement plan may subject you to federal taxes, withholding, penalties and reporting requirements. Please consult your tax advisor.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes and potentially the alternative minimum tax. Dividends distributed from net capital gains, if any, and other income earned are not exempt from federal income taxes. Any taxable distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

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S.31

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum tax. To the extent the fund earns such income, it will flow through to its shareholders and may affect those shareholders who are subject to the alternative minimum tax. See the SAI for more information.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the fund's investments are shares of underlying funds, the tax treatment of the fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the fund invested directly in the types of securities held by the underlying funds or the fund shareholders invested directly in the underlying funds. As a result, fund shareholders may recognize higher amounts of capital gain distributions or ordinary income dividends than they otherwise would.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult with your financial intermediary to determine the availability of the funds. The funds may only be purchased or sold directly or through financial intermediaries authorized by the distributor to offer the funds. NOT ALL FINANCIAL INSTITUTIONS ARE AUTHORIZED TO SELL THE RIVERSOURCE FAMILY OF FUNDS AND CERTAIN FINANCIAL INTERMEDIARIES THAT OFFER THE RIVERSOURCE FAMILY OF FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the distributor, you will not be able to transfer fund holdings to that account. In that event, you must either maintain your fund holdings with your current financial intermediary, find another financial intermediary with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

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                                                                            S.32

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor), provides underwriting and distribution services to the funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor reallows the remainder of these fees (or the full fee) to the financial intermediaries that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution and/or service (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares, Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the funds. The funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial intermediaries that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

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S.33

Plan Administration Services. Under a Plan Administration Services Agreement, the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial intermediaries, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, "payments") do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial intermediary may elevate the prominence or profile of the fund within the financial intermediary's organization, and may provide the distributor and its affiliates with preferred access to the financial intermediary's registered representatives or preferred access to the financial intermediary's customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial intermediary's pecuniary interest and its duties to its customers, for example, if the financial intermediary receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial intermediary or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

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                                                                            S.34

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial intermediary, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial intermediary, and the access the distributor or other representatives of the fund may have within the financial intermediary for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial intermediary and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges -- fees that a financial intermediary charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial intermediary (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant. Additional information concerning the amount and calculation of these payments is available in the fund's SAI.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial intermediaries and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of fund assets (from the RiverSource Family of Funds, in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.


--------------------------------------------------------------------------------
S.35

From time to time, to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial intermediary. The SAI contains additional detail regarding payments made by the distributor to financial intermediaries.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Financial institutions may separately charge you additional fees. See "Buying and Selling Shares."

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. RiverSource Investments serves as investment manager to all funds in the RiverSource Family of Funds, including those that are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other funds (funds of funds) in the RiverSource Family of Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own

--------------------------------------------------------------------------------
                                                                            S.36
a significant percentage of the outstanding shares of the underlying funds, and RiverSource Investments seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When RiverSource Investments structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. RiverSource Investments also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. RiverSource Investments monitors expense levels of the funds and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the fund owned by affiliated products.

CASH RESERVES. A fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.


--------------------------------------------------------------------------------
S.37

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
                                                                            S.38

Funds in the RiverSource Family of Funds -- which include funds offered under the RiverSource, Threadneedle and Seligman brands -- can be purchased from authorized financial intermediaries.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Family of Funds or your financial intermediary. To make a shareholder inquiry, contact the financial intermediary through whom you purchased the fund.

RiverSource Family of Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 221-2450

RiverSource Family of Funds information available:
(for RiverSource funds) at riversource.com/funds or (for Seligman funds) at seligman.com

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-1520

Investment Company Act File #811-6485

TICKER SYMBOL
Class A: SHGAX   Class B: SHGBX   Class C: SHGCX
Class R2: SGSRX  Class R5: SGSIX



(SELIGMAN INVESTMENTS LOGO)                                 SL-9923-99 A (12/09)

Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)


SELIGMAN GLOBAL TECHNOLOGY FUND

PROSPECTUS DEC. 30, 2009

SELIGMAN GLOBAL TECHNOLOGY FUND SEEKS TO PROVIDE
LONG-TERM CAPITAL APPRECIATION.

Classes A, B, C, I, R2 (formerly Class R), R3, R4 and R5

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial intermediary if you have other accounts holding shares of funds in the RiverSource Family of Funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


THE FUND..........................................    3P
Objective.........................................    3p
Principal Investment Strategies...................    3p
Principal Risks...................................    5p
Past Performance..................................    7p
Fees and Expenses.................................   11p
Other Investment Strategies and Risks.............   14p
Fund Management and Compensation..................   16p
FINANCIAL HIGHLIGHTS..............................   20P
BUYING AND SELLING SHARES.........................   S.1
Description of Share Classes......................   S.2
  Investment Options -- Classes of Shares.........   S.2
  Sales Charges...................................   S.7
  Opening an Account..............................  S.16
Exchanging or Selling Shares......................  S.20
  Exchanges.......................................  S.23
  Selling Shares..................................  S.26
PRICING AND VALUING OF FUND SHARES................  S.27
DISTRIBUTIONS AND TAXES...........................  S.28
GENERAL INFORMATION...............................  S.32



RIVERSOURCE FAMILY OF FUNDS

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource family. RiverSource funds, RiverSource Partners funds, Seligman funds and Threadneedle funds share the same Board of Directors/Trustees (the Board), and the same policies and procedures including those set forth in the service section of this prospectus. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource Family of Funds.

RiverSource Variable Portfolio Funds and Seligman (Variable) Portfolio Funds are sold exclusively as underlying investment options of variable insurance policies and annuity contracts offered by affiliated and unaffiliated insurance companies.


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2P  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS

THE FUND

OBJECTIVE

Seligman Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund generally invests at least 80% of its assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. Technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and bio-technology. The Fund may invest in companies domiciled in any country which the investment manager believes to be appropriate to the Fund's objective. The Fund generally invests in several countries in different geographic regions. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Fund may invest in these companies as well.


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                          SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS  3P

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the investment manager uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies that it believes display one or more of the following:

- Above-average growth prospects;

- High profit margins;

- Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);

- Quality management and equity ownership by executives;

- Unique competitive advantages (e.g., market share, proprietary products); or

- Potential for improvement in overall operations.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The investment manager believes its target price has been reached;

- Its earnings are disappointing;

- Its revenue growth has slowed;

- Its underlying fundamentals have deteriorated;

- If the investment manager believes that negative country or regional factors may affect a company's outlook; or

- To meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the U.S.) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.


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4P  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS

The principal investment strategies may be changed without shareholder approval. Any material changes to these strategies, however, must be approved by the Fund's Board of Directors.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


TECHNOLOGY AND TECHNOLOGY-RELATED INVESTMENT RISK. The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.



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                          SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS  5P

The Fund seeks to limit risk by allocating investments among different sectors within the technology industry, as well as among different foreign markets. Allocating among a number of sectors reduces the effect the performance of any one sector or events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of one of the Fund's investments may offset potential gains from other investments.


RISKS OF FOREIGN INVESTING. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.



ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.


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6P  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS

SECTOR RISK. The Fund may invest a significant part of its total assets in securities of companies primarily engaged in the technology, media or telecommunications sectors. This may result in greater fluctuations in value than would be the case for a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.



SMALL AND MID-SIZED COMPANY RISK. Investments in small and mid-sized companies often involve greater risks than investments in larger, more established companies because small and mid-sized companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C, Class R2 (formerly Class R) shares of the Fund. Inception date for Class I, Class R3, Class R4 and Class R5 is Aug. 3, 2009. Performance information is not shown as they have not been in existence for a full calendar year. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

- the maximum sales charge for Class A shares;


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                          SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS  7P

- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

- no sales charge for Class R2 shares; and

- with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Class I, Class R3, Class R4 and Class R5 shares are new and therefore performance information is not shown. Past performance for Class I, Class R3, Class R4 and Class R5 shares for the period prior to the beginning of operations for this class may be calculated based on the performance of Class A shares. In each case, the blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, 12b-1 fees). The use of blended performance generally results in a presentation of higher performance for classes with higher operating expenses than those of the class with which they are blended, and a presentation of lower performance for classes with lower operating expenses than those of the class with which they are blended.

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


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8P  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS

                            CLASS A SHARE PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


        +116.23%   -30.11%   -21.78%   -32.98%   +36.15%   +4.63%    +8.14%    +18.57%   +14.92%   -40.45%

          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +55.72% (quarter ended Dec. 31, 1999) and the lowest return for a calendar quarter was -32.60% (quarter ended Sept. 30, 2001).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at Sept. 30, 2009 was +50.09%.


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                          SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS  9P

 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)


                                                          CLASS C    CLASS R2
                                                           SINCE      SINCE
                                                         INCEPTION  INCEPTION
                              1 YEAR  5 YEARS  10 YEARS  (5/27/99)  (4/30/03)
Seligman Global Technology
Fund:
  Class A
    Return before taxes      -43.88%   -2.86%   -0.69%       N/A        N/A
    Return after taxes on
    distributions            -43.88%   -2.86%   -1.30%       N/A        N/A
    Return after taxes on
    distributions and sale
    of fund shares           -28.52%   -2.41%   -0.50%       N/A        N/A
  Class B
    Return before taxes      -43.83%   -2.84%   -0.86%       N/A        N/A
  Class C
    Return before taxes      -41.50%   -2.44%     N/A      -1.83%       N/A
  Class R2
    Return before taxes      -40.60%   -1.93%     N/A        N/A      +3.47%
MSCI World IT Index          -43.70%   -5.18%   -5.38%       N/A      +0.95%
MSCI World Index             -40.33%   +0.00%   -0.19%       N/A      +4.62%
Lipper Global Science &
Technology Funds Index       -47.35%   -5.55%     N/A        N/A      +0.93%
Lipper Global Science &
Technology Funds Average     -48.57%   -5.96%   -3.16%     -4.33%     +1.42%



The Morgan Stanley Capital International World Information Technology Index ("MSCI World IT Index") and the Morgan Stanley Capital International World Index (the "MSCI World Index" and collectively with the MSCI World IT Index, the "MSCI Indices") are unmanaged benchmarks that assume reinvestment of all distributions, if any, and exclude the effect of expenses, fees, sales charges and taxes. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

The Lipper Global Science & Technology Funds Index (the "Lipper Index") includes the 10 largest global science and technology funds tracked by Lipper Inc.

The Lipper Global Science & Technology Funds Average (the "Lipper Average") measures the performance of mutual funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology.

The Lipper Index and the Lipper Average assume reinvestment of distributions, if any, and exclude the effect of sales-related fees (but includes operating expenses), sales charges and taxes.

On Nov. 1, 2009, the Lipper Index replaced the Lipper Average as the Fund's secondary benchmark. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average, as described above. This change was made to bring the selection of the Seligman Fund secondary benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.

Investors cannot invest directly in an average or index.


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10P  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS

Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with regard to the Fund's investments. From March 31, 2000 through November 6, 2008 the Fund was managed by Seligman. Thereafter, the Fund has been managed by RiverSource Investments.

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Fund's average net assets during the period. The expense ratios have been adjusted to reflect current fee schedules but have not been adjusted to reflect the Fund's assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Fund's net assets are higher than the Fund's average net assets during the most recently completed fiscal year. In general, a fund's annual operating expenses will increase as the fund's assets decrease. Accordingly, the Fund's annual operating expenses, if adjusted based on net assets as of the date of this prospectus, would be lower than are expressed in the fee and expense table below. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses limits the impact that any decrease in the Fund's assets will have on its total annual (net) operating expenses in the current fiscal year.


 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                 CLASS I
                                                                CLASS R2
                                                                CLASS R3
                                                                CLASS R4
                                     CLASS A  CLASS B  CLASS C  CLASS R5
Maximum sales charge (load)
imposed on purchases (as a
percentage of offering price)        5.75%(a)   None     None     None
Maximum deferred sales charge
(load) imposed on sales (as a
percentage of offering price at
time of purchase)                     None(b)     5%       1%     None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


AS A PERCENTAGE OF AVERAGE DAILY NET
ASSETS:                               CLASS A  CLASS B  CLASS C  CLASS I
Management fees                        0.95%    0.95%    0.95%    0.95%
Distribution and/or service (12b-1)
fees                                   0.25%    1.00%    1.00%    0.00%
Other expenses(c)                      0.49%    0.51%    0.49%    0.21%
Total annual fund operating
expenses                               1.69%    2.46%    2.44%    1.16%
Fee waiver/expense reimbursement       0.12%    0.12%    0.11%    0.04%
Total annual (net) fund operating
expenses(d)                            1.57%    2.34%    2.33%    1.12%




--------------------------------------------------------------------------------
                         SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS  11P

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
 FUND ASSETS) CONT.




AS A PERCENTAGE OF AVERAGE DAILY
NET ASSETS:                         CLASS R2  CLASS R3  CLASS R4  CLASS R5
Management fees                       0.95%     0.95%     0.95%     0.95%
Distribution and/or service (12b-
1) fees                               0.50%     0.25%     0.00%     0.00%
Other expenses(c)                     0.51%     0.51%     0.51%     0.26%
Total annual fund operating
expenses                              1.96%     1.71%     1.46%     1.21%
Fee waiver/expense reimbursement      0.04%     0.04%     0.04%     0.04%
Total annual (net) fund operating
expenses(d)                           1.92%     1.67%     1.42%     1.17%


(a) This charge may be reduced depending on the total value of investments in the RiverSource Family of Funds. See "Sales Charges."
(b) A 1% CDSC may be assessed on Class A shares purchased without an initial sales charge and sold within 18 months after purchase. See "Sales Charges."
(c) Other expenses include an administrative services fee, a transfer agency fee (for all classes except Class I), a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R2, Class R3 and Class
    R4). Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. The impact of these acquired funds fees and expenses for the most recent fiscal period was less than 0.01%. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 1.57% for Class A, 2.34% for Class B, 2.33% for Class C, 1.12% for Class I, 1.92% for Class R2, 1.67% for Class R3, 1.42% for Class R4 and 1.17% for Class R5..



--------------------------------------------------------------------------------
12P  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses are as described in the Annual Fund Operating Expense table, with contractual commitments to waive fees and cap expenses, if any, expiring as indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR    3 YEARS    5 YEARS   10 YEARS
Class A(a)                        $  726   $  1,066   $  1,430   $  2,453
Class B                           $737(b)  $1,055(b)  $1,501(b)  $2,601(c)
Class C                           $336(b)  $    750   $  1,292   $  2,772
Class I                           $  114   $    365   $    635   $  1,410
Class R2                          $  195   $    612   $  1,055   $  2,287
Class R3                          $  170   $    535   $    925   $  2,021
Class R4                          $  145   $    458   $    795   $  1,748
Class R5                          $  119   $    380   $    662   $  1,467


(a) Includes a 5.75% sales charge.
(b) Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares one month after the completion of the eighth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(a)                          $726     $1,066    $1,430   $  2,453
Class B                             $237     $  755    $1,301   $2,601(b)
Class C                             $236     $  750    $1,292   $  2,772
Class I                             $114     $  365    $  635   $  1,410
Class R2                            $195     $  612    $1,055   $  2,287
Class R3                            $170     $  535    $  925   $  2,021
Class R4                            $145     $  458    $  795   $  1,748
Class R5                            $119     $  380    $  662   $  1,467


(a) Includes a 5.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares one month after the completion of the eighth year of ownership.


--------------------------------------------------------------------------------
                         SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS  13P

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds") ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

The Fund may also invest in depositary receipts, which are publicly traded instruments generally issued by U.S. or foreign banks or trust companies that represent securities of foreign issuers.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Derivative instruments will typically increase the Fund's exposure to the principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no

--------------------------------------------------------------------------------
14P SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial loss for the Fund using derivatives and certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "General Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the

--------------------------------------------------------------------------------
                         SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS  15P

Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

On Nov. 7, 2008, RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 completed its acquisition (the Acquisition) of J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on Nov. 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments, RiverSource Investments became the new investment manager of the Fund effective Nov. 7, 2008.

RiverSource Investments is the investment manager to the RiverSource Family of Funds (including the RiverSource funds, Threadneedle funds and Seligman funds), and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional

--------------------------------------------------------------------------------
16P SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


The RiverSource Family of Funds has received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. If the Fund was to seek to rely on the order, holders of a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, would be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.



RiverSource Investments and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.



The Fund pays RiverSource Investments a fee for managing its assets. The aggregate management fee paid by the Fund for the most recent fiscal year was 0.98% of the Fund's average daily net assets. The fee is equal to the aggregate amount paid during the last fiscal year to RiverSource Investments (since Nov. 7, 2008) and to Seligman (prior to Nov. 7, 2008). Under the Investment Management Services Agreement (Agreement) between the Fund and RiverSource Investments, effective June 15, 2009, the annual management fee rate is equal to a percentage of the Fund's average daily net assets, with such rate declining from 0.95% to 0.87% as the Fund's net assets increase. Prior to June 15, 2009, the annual fee rate was equal to a percentage of the Fund's average daily net assets, with such rate declining from 1.00% to 0.90% as the Fund's net assets increased. The reduction in the investment management services fee schedule is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through an Administrative Services Agreement with Ameriprise Financial. Under the Administrative Services Agreement, effective June 15, 2009, the Fund pays Ameriprise Financial an annual fee for administrative and accounting services equal to a percentage of the Fund's average daily net assets at a rate that declines


--------------------------------------------------------------------------------
                         SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS  17P
from 0.08% to 0.05% as the Fund's net assets increase. The administrative services fee for the last fiscal year was equal to 0.04% of the Fund's average daily net assets (annualized). Prior to June 15, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee.


Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement was included in the Fund's proxy statement, dated Aug. 27, 2008, and is available in the Fund's annual shareholder report for the year ended Oct. 31, 2008.

The Fund is managed by the Seligman Technology Group of RiverSource Investments. Mr. Richard M. Parower, who joined Seligman in April 2000 and RiverSource Investments in November 2008, is Portfolio Manager of Seligman Global Technology Fund. Mr. Parower is also Portfolio Manager of Seligman Global Technology Portfolio (a portfolio of Seligman Portfolios, Inc.). Mr. Parower provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies.


Mr. Paul H. Wick is head of the Seligman Technology Group since January 1990. Mr. Wick is also Portfolio Manager of Seligman Communications and Information Fund, Inc., Seligman Communications and Information Portfolio (a portfolio of Seligman Portfolios, Inc.) and Seligman Premium Technology Growth Fund, Inc. Mr. Wick provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies. Mr. Wick joined Seligman (the Fund's predecessor investment manager) in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a member of Seligman's Board of Directors in November 1997. Mr. Wick joined RiverSource Investments in November 2008. Mr. Wick provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the semiconductor and electronics capital equipment sectors.


Ms. Reema D. Shah joined Seligman in November 2000 and RiverSource Investments in November 2008. Ms. Shah is Co-Portfolio Manager of Seligman Communications and Information Fund, Inc., and Seligman Communication and Information Portfolio. Ms. Shah provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies. Ms. Shah provides assistance to Mr. Parower in managing the Fund through her research and contributions to the investment decisions with respect to companies in the

--------------------------------------------------------------------------------
18P SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS internet, consumer and enterprise software, education, and financial exchanges sectors.


Mr. Ajay Diwan joined Seligman in February 2001 and RiverSource Investments in November 2008. Mr. Diwan is Co-Portfolio Manager of Seligman Communications and Information Fund, Inc., Seligman Communication and Information Portfolio and Seligman Premium Technology Growth Fund, Inc. Mr. Diwan provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies. Mr. Diwan provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, payment processing industries.


Mr. Benjamin Lu joined Seligman in April 2005 and RiverSource Investments in November 2008. Previously, he was an Associate Director for UBS from July 2002 to April 2005, covering the U.S. electronic manufacturing services and electronic components sectors. Mr. Lu provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the U.S. electronic manufacturing services and electronic components sectors.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


--------------------------------------------------------------------------------
                         SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS  19P

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information for the fiscal year ended Oct. 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the periods ended on or before Oct. 31, 2008 was audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm.





                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $11.77       $19.82      $15.42      $12.81      $11.51
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.20)        (.21)       (.21)       (.19)       (.10)
Net gains (losses) (both realized and
 unrealized)(a)                                      4.74        (7.84)       4.61        2.80        1.40
----------------------------------------------------------------------------------------------------------
Total from investment operations                     4.54        (8.05)       4.40        2.61        1.30
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(b)                .19           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.50       $11.77      $19.82      $15.42      $12.81
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       40.19%      (40.62%)     28.53%      20.37%      11.29%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Gross expenses prior to expense waiver/
 reimbursement                                      1.92%        1.76%       1.75%       1.77%       1.83%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d)                                   1.91%        1.76%       1.75%       1.77%       1.83%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.46%)      (1.23%)     (1.21%)     (1.30%)      (.81%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $326         $165        $305        $247        $237
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              150%         171%        208%        195%        151%
----------------------------------------------------------------------------------------------------------





See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
20P  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $10.24       $17.38      $13.62      $11.40      $10.33
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.26)        (.29)       (.30)       (.26)       (.17)
Net gains (losses) (both realized and
 unrealized)(a)                                      4.11        (6.85)       4.06        2.48        1.24
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.85        (7.14)       3.76        2.22        1.07
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(b)                .16           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $14.25       $10.24      $17.38      $13.62      $11.40
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       39.16%      (41.08%)     27.61%      19.47%      10.36%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Gross expenses prior to expense
 waiver/reimbursement                               2.64%        2.51%       2.50%       2.52%       2.58%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d)                                   2.63%        2.51%       2.50%       2.52%       2.58%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (2.21%)      (1.98%)     (1.96%)     (2.05%)     (1.56%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $22           $7         $29         $33         $40
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              150%         171%        208%        195%        151%
----------------------------------------------------------------------------------------------------------






                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $10.25       $17.39      $13.63      $11.40      $10.33
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.26)        (.28)       (.30)       (.26)       (.17)
Net gains (losses) (both realized and
 unrealized)(a)                                      4.10        (6.86)       4.06        2.49        1.24
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.84        (7.14)       3.76        2.23        1.07
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(b)                .16           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $14.25       $10.25      $17.39      $13.63      $11.40
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       39.02%      (41.06%)     27.59%      19.56%      10.36%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Gross expenses prior to expense
 waiver/reimbursement                               2.70%        2.51%       2.50%       2.52%       2.58%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d)                                   2.69%        2.51%       2.50%       2.52%       2.58%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (2.24%)      (1.98%)     (1.96%)     (2.05%)     (1.56%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $70          $54         $28         $20         $18
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              150%         171%        208%        195%        151%
----------------------------------------------------------------------------------------------------------





See accompanying Notes to Financial Highlights.






--------------------------------------------------------------------------------
                         SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS  21P

                                                   PERIOD ENDED
CLASS I                                              OCT. 31,
PER SHARE DATA                                        2009(e)
Net asset value, beginning of period                  $15.56
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.03)
Net gains (losses) (both realized and
 unrealized)                                             .99
---------------------------------------------------------------
Total from investment operations                         .96
---------------------------------------------------------------
Net asset value, end of period                        $16.52
---------------------------------------------------------------
TOTAL RETURN                                           6.17%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Total expenses                                         1.07%(f)
---------------------------------------------------------------
Net investment income (loss)                           (.76%)(f)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $24
---------------------------------------------------------------
Portfolio turnover rate                                 150%
---------------------------------------------------------------






                                                                     YEAR ENDED OCT. 31,
CLASS R2*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $11.62       $19.62      $15.30      $12.74      $11.49
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.23)        (.24)       (.25)       (.22)       (.13)
Net gains (losses) (both realized and
 unrealized)(a)                                      4.68        (7.76)       4.57        2.78        1.38
----------------------------------------------------------------------------------------------------------
Total from investment operations                     4.45        (8.00)       4.32        2.56        1.25
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(b)                .18           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.25       $11.62      $19.62      $15.30      $12.74
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       39.85%      (40.77%)     28.23%      20.09%      10.88%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Total expenses                                      2.17%        2.01%       2.00%       2.02%       2.08%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.70%)      (1.48%)     (1.46%)     (1.55%)     (1.06%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5           $2          $1         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              150%         171%        208%        195%        151%
----------------------------------------------------------------------------------------------------------





See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
22P  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS

                                                   PERIOD ENDED
CLASS R3                                             OCT. 31,
PER SHARE DATA                                        2009(e)
Net asset value, beginning of period                  $15.33
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.04)
Net gains (losses) (both realized and
 unrealized)                                             .97
---------------------------------------------------------------
Total from investment operations                         .93
---------------------------------------------------------------
Net asset value, end of period                        $16.26
---------------------------------------------------------------
TOTAL RETURN                                           6.07%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Total expenses                                         1.68%(f)
---------------------------------------------------------------
Net investment income (loss)                          (1.06%)(f)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                 150%
---------------------------------------------------------------






                                                   PERIOD ENDED
CLASS R4                                             OCT. 31,
PER SHARE DATA                                        2009(e)
Net asset value, beginning of period                  $15.56
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.04)
Net gains (losses) (both realized and
 unrealized)                                             .99
---------------------------------------------------------------
Total from investment operations                         .95
---------------------------------------------------------------
Net asset value, end of period                        $16.51
---------------------------------------------------------------
TOTAL RETURN                                           6.10%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Total expenses                                         1.38%(f)
---------------------------------------------------------------
Net investment income (loss)                          (1.07%)(f)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                 150%
---------------------------------------------------------------





See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                         SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS  23P

                                                   PERIOD ENDED
CLASS R5                                             OCT. 31,
PER SHARE DATA                                        2009(e)
Net asset value, beginning of period                  $15.56
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.02)
Net gains (losses) (both realized and
 unrealized)                                             .98
---------------------------------------------------------------
Total from investment operations                         .96
---------------------------------------------------------------
Net asset value, end of period                        $16.52
---------------------------------------------------------------
TOTAL RETURN                                           6.17%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Total expenses                                         1.18%(f)
---------------------------------------------------------------
Net investment income (loss)                           (.56%)(f)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                 150%
---------------------------------------------------------------





NOTES TO FINANCIAL HIGHLIGHTS



*   Effective June 13, 2009, Class R shares were redesignated Class R2 shares.


(a) Certain per share amounts for periods prior to Nov. 1, 2006 were reclassified to conform to the current period's presentation.


(b) During the year ended Oct. 31, 2009, the Fund received proceeds from regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.


(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.


(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).


(e) For the period from August 3, 2009 (when shares became publicly available) to October 31, 2009.


(f) Annualized.



--------------------------------------------------------------------------------
24P  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 PROSPECTUS

RIVERSOURCE FAMILY OF FUNDS

THE RIVERSOURCE FAMILY OF FUNDS (EACH INDIVIDUALLY A "FUND" AND, COLLECTIVELY, THE "FUNDS") INCLUDES "RIVERSOURCE" FUNDS, "RIVERSOURCE PARTNERS" FUNDS, "SELIGMAN" FUNDS AND "THREADNEEDLE" FUNDS. (THE RIVERSOURCE FUNDS, RIVERSOURCE PARTNERS FUNDS AND THREADNEEDLE FUNDS MAY BE COLLECTIVELY REFERRED TO AS THE "RIVERSOURCE FUNDS".) THE FUNDS SHARE THE SAME BOARD OF DIRECTORS/TRUSTEES (THE "BOARD") AND THE SAME POLICIES AND PROCEDURES INCLUDING THOSE SET FORTH IN THE SERVICE SECTION OF THIS PROSPECTUS. FOR EXAMPLE, FOR PURPOSES OF CALCULATING THE INITIAL SALES CHARGE ON THE PURCHASE OF CLASS A SHARES OF A FUND, AN INVESTOR OR FINANCIAL ADVISOR SHOULD CONSIDER THE COMBINED MARKET VALUE OF ALL FUNDS IN THE RIVERSOURCE FAMILY OF FUNDS OWNED BY THE INVESTOR AS DEFINED UNDER "INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA)."

BUYING AND SELLING SHARES

The funds are available directly and through broker-dealers, banks and other financial intermediaries or institutions (financial intermediaries), and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. NOT ALL FINANCIAL INTERMEDIARIES OFFER THE FUNDS. FINANCIAL INTERMEDIARIES THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the fund are held. Since the fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The fund and its service providers, including the distributor and the transfer agent, are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

--------------------------------------------------------------------------------
                                                                             S.1

S-6400-9

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The funds offer different classes of shares. There are differences among the fees and expenses for each share class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every share class. After determining which share classes you are eligible to buy, decide which share class best suits your needs. Your financial advisor can help you with this decision. The following table shows the key features of each share class. Not all funds offer all classes of shares.

 INVESTMENT OPTIONS SUMMARY


                                                                  CONTINGENT            DISTRIBUTION          PLAN
                                            INITIAL               DEFERRED SALES        AND/OR                ADMINISTRATION
                    AVAILABILITY(a)         SALES CHARGE          CHARGE (CDSC)         SERVICE FEE(b)        SERVICES FEE
--------------------------------------------------------------------------------------------------------------------------------
Class A             Available to            Yes. Payable at       No.(c)                Yes.                  No.
                    all investors.          time of purchase.                           0.25%(g)
                                            Lower or no sales
                                            charge for larger
                                            investments.
--------------------------------------------------------------------------------------------------------------------------------

Class B(d)(e)(f)    Available to            No. Entire            Maximum 5% CDSC       Yes.                  No.
                    all investors.          purchase price is     during the first      1.00%(g)
                                            invested in shares    year decreasing to
                                            of the fund.          0% after six
                                                                  years.
--------------------------------------------------------------------------------------------------------------------------------

Class C(f)          Available to            No. Entire            1% CDSC may apply     Yes.                  No.
                    all investors.          purchase price is     if you sell shares    1.00%(g)
                                            invested in shares    within one year
                                            of the fund.          after purchase.
--------------------------------------------------------------------------------------------------------------------------------

Class I             Limited to              No.                   No.                   No.                   No.
                    qualifying
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class R2            Limited to              No.                   No.                   Yes.                  Yes.
                    qualifying                                                          0.50%                 0.25%
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class R3            Limited to              No.                   No.                   Yes.                  Yes.
                    qualifying                                                          0.25%                 0.25%
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class R4            Limited to              No.                   No.                   No.                   Yes.
                    qualifying                                                                                0.25%
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class R5            Limited to              No.                   No.                   No.                   No.
                    qualifying
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class W             Limited to              No.                   No.                   Yes.                  No.
                    qualifying                                                          0.25%(g)
                    discretionary
                    managed accounts.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             S.2

                                                                  CONTINGENT            DISTRIBUTION          PLAN
                                            INITIAL               DEFERRED SALES        AND/OR                ADMINISTRATION
                    AVAILABILITY(a)         SALES CHARGE          CHARGE (CDSC)         SERVICE FEE(b)        SERVICES FEE
--------------------------------------------------------------------------------------------------------------------------------
Class Y             Limited to              No.                   No.                   No.                   Yes.
                    qualifying                                                                                0.15%
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------





(a) See "Buying and Selling Shares, Determining which class of shares to purchase" for more information on availability of share classes and eligible investors. See "Buying and Selling Shares, Opening an Account" for information on minimum investment and account balance requirements.
(b) For each of Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares and the servicing of shareholders. This plan has been reviewed and approved by the Board. Because these fees are paid out of fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(c) A 1% CDSC may be assessed on Class A shares sold within 18 months after purchase. See "Buying and Selling Shares, Sales Charges, Class
    A -- contingent deferred sales charge" for more information. For all funds except money market funds.
(d) Class B shares automatically convert to Class A shares. See "Buying and Selling Shares, Sales Charges, Class B and Class C -- CDSC alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing of conversion will vary depending on the date of your original purchase of the Class B shares.
(e) Class B shares of RiverSource Absolute Return Currency and Income Fund are only available for exchanges from Class B shares of another fund in the RiverSource Family of Funds. Class B shares of each of RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund are closed to new investors and new purchases. (Existing shareholders in these funds may continue to own Class B shares and make exchanges into and out of existing accounts where Class B shares of these funds are maintained.)
(f) The money market funds may offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively.
(g) For RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund, Class A is 0.10%. For RiverSource Cash Management Fund, Class B is 0.85%, Class C is 0.75% and Class W is 0.10%.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the fund's shares and directly or indirectly providing services to fund shareholders. These expenses include payment of distribution and/or shareholder servicing fees to financial intermediaries that sell shares of the fund or provide services to fund shareholders, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25%* of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Financial intermediaries also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held
--------------------------------------------------------------------------------
S.3
through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial intermediaries, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor. IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL INTERMEDIARY OR FINANCIAL ADVISOR, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICING RELATED EXPENSES.

 * For RiverSource Cash Management Fund, financial intermediaries receive fees up to 0.10% of the average daily net assets of Class A, Class B and Class W shares sold and held through them.

PLAN ADMINISTRATION FEE

Class R2, Class R3, Class R4 and Class Y shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the respective class. The fee for Class Y shares is equal on an annual basis to 0.15% of average daily net assets attributable to the class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

Each of the fund's classes represent an interest in the same portfolio of investments. However, as set forth above, each class has its own sales charge schedule, and its ongoing distribution and shareholder service fees may differ from other classes. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the fund or another fund in the RiverSource Family of Funds.

- Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your authorized financial intermediary or financial advisor will be able to help you decide which class of shares best meets your needs.

--------------------------------------------------------------------------------
                                                                             S.4

CLASS A, CLASS B AND CLASS C SHARES*

Class B shares of RiverSource Absolute Return Currency and Income Fund are not currently available for new purchases. However, if you own Class B shares of another fund in the RiverSource Family of Funds, you may exchange into Class B shares of RiverSource Absolute Return Currency and Income Fund, if you meet the minimum investment and account balance requirements set forth in "Opening an Account," subject to the limitations set forth in this section. New purchases of Class B shares will not be permitted if your rights of accumulation are $50,000 or higher, and new purchases of Class C shares will not be permitted if your rights of accumulation are $1,000,000 or higher. See "Sales Charges, Initial Sales Charge -- Rights of Accumulation" for information on rights of accumulation.

Class B shares have a higher annual distribution fee than Class A shares and a contingent deferred sales charge (CDSC) for six years. Class B shares convert to Class A shares. Class B shares purchased through reinvested dividends and distributions will convert to Class A shares in the same proportion as the other Class B shares. See "Class B and Class C -- CDSC alternative" for information on timing of Class B share conversion to Class A shares.

Class C shares have a higher annual distribution fee than Class A shares and a CDSC for one year. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A shares. As a result, you will pay a distribution fee for as long as you hold Class C shares.

If you choose a share class with a CDSC (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial intermediary or financial advisor.

 * For money market funds, new investments must be made in Class A shares of the fund. The money market funds offer Class B and Class C shares only to facilitate exchanges between classes of these shares in other funds.

CLASS I SHARES.

The following eligible investors may purchase Class I shares:

- Any fund distributed by the distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of funds in the RiverSource Family of Funds.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

CLASS R AND CLASS Y SHARES.

The following eligible institutional investors may purchase Class R2, Class R3, Class R4, Class R5 and Class Y shares:

--------------------------------------------------------------------------------
S.5

- Qualified employee benefit plans.

- Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

- Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

- State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

- Health Savings Accounts created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

- Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds in the RiverSource Family of Funds).

- Bank trust departments.

Class R and Class Y shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

- Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.


IN ADDITION, FOR CLASS I, CLASS R AND CLASS Y SHARES, THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY ACCEPT OR AUTHORIZE FINANCIAL INTERMEDIARIES TO ACCEPT INVESTMENTS FROM OTHER INSTITUTIONAL INVESTORS NOT LISTED ABOVE.



IN ADDITION, FOR CLASS W SHARES, THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY ACCEPT OR AUTHORIZE FINANCIAL INTERMEDIARIES TO ACCEPT INVESTMENTS FROM OTHER INVESTORS NOT LISTED ABOVE.


Please consult your financial advisor for assistance in selecting the appropriate class of shares. For more information, see the SAI.


--------------------------------------------------------------------------------
                                                                             S.6

SALES CHARGES

FOR FUNDS OTHER THAN MONEY MARKET FUNDS

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. The distributor retains the full sales charge you pay when you purchase shares of the fund directly from the fund (not through an authorized financial intermediary). Sales charges vary depending on the amount of your purchase.

INITIAL SALES CHARGE(A) FOR CLASS A SHARES

For equity funds and funds-of-funds (equity)*

                                                                MAXIMUM REALLOWANCE
                            AS A % OF           AS A % OF            AS A % OF
TOTAL MARKET VALUE      PURCHASE PRICE(b)  NET AMOUNT INVESTED     PURCHASE PRICE
-----------------------------------------------------------------------------------
Up to $49,999                  5.75%               6.10%                5.00%
$50,000--$99,999               4.75                4.99                 4.00
$100,000--$249,999             3.50                3.63                 3.00
$250,000--$499,999             2.50                2.56                 2.15
$500,000--$999,999             2.00                2.04                 1.75
$1,000,000 or more             0.00                0.00                 0.00(c),(d)


For fixed income funds except those listed below and funds-of-funds (fixed income)*

                                                                MAXIMUM REALLOWANCE
                            AS A % OF           AS A % OF            AS A % OF
TOTAL MARKET VALUE      PURCHASE PRICE(b)  NET AMOUNT INVESTED     PURCHASE PRICE
-----------------------------------------------------------------------------------
Up to $49,999                  4.75%               4.99%                4.00%
$50,000--$99,999               4.25                4.44                 3.50
$100,000--$249,999             3.50                3.63                 3.00
$250,000--$499,999             2.50                2.56                 2.15
$500,000--$999,999             2.00                2.04                 1.75
$1,000,000 or more             0.00                0.00                 0.00(c),(d)



--------------------------------------------------------------------------------
S.7

For RiverSource Absolute Return Currency and Income Fund, RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund

                                                                MAXIMUM REALLOWANCE
                            AS A % OF           AS A % OF            AS A % OF
TOTAL MARKET VALUE      PURCHASE PRICE(b)  NET AMOUNT INVESTED     PURCHASE PRICE
-----------------------------------------------------------------------------------
Up to $49,999                  3.00%               3.09%                2.50%
$50,000--$99,999               3.00                3.09                 2.50
$100,000--$249,999             2.50                2.56                 2.15
$250,000--$499,999             2.00                2.04                 1.75
$500,000--$999,999             1.50                1.52                 1.25
$1,000,000 or more             0.00                0.00                 0.00(c),(d)


* "Funds-of-funds (equity)" includes -- RiverSource Portfolio Builder Aggressive Fund, RiverSource Portfolio Builder Moderate Aggressive Fund, RiverSource Portfolio Builder Moderate Fund, RiverSource Portfolio Builder Total Equity Fund, RiverSource Retirement Plus 2010 Fund, RiverSource Retirement Plus 2015 Fund, RiverSource Retirement Plus 2020 Fund, RiverSource Retirement Plus 2025 Fund, RiverSource Retirement Plus 2030 Fund, RiverSource Retirement Plus 2035 Fund, RiverSource Retirement Plus 2040 Fund, RiverSource Retirement Plus 2045 Fund, Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core. "Funds-of-funds (fixed income)" includes -- RiverSource Income Builder Basic Income Fund, RiverSource Income Builder Enhanced Income Fund, RiverSource Income Builder Moderate Income Fund, RiverSource Portfolio Builder Conservative Fund and RiverSource Portfolio Builder Moderate Conservative Fund.
(a) Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
(b) Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources: a sales commission of up to 1.00% for a sale of $1,000,000 to $3,999,999; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more.
(d) For certain eligible employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources: a sales commission of 1.00% for a sale of $1 to $3,999,999 received in eligible employee benefit plans; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more. See "Initial Sales Charge -- Waivers of the sales charge for Class A shares" for employee benefit plan eligibility rules.

There is no initial sales charge on reinvested dividends or capital gain distributions.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA). You may be able to reduce the sales charge on Class A shares, based on the combined market value of accounts in your ROA group. Your ROA group includes the current market values of the following investments which are eligible to be added together for purposes of determining the sales charge on your next purchase:

- Your current investment in a fund; and

--------------------------------------------------------------------------------
                                                                             S.8

- Previous investments you and members of your household have made in Class A, Class B or Class C shares in the fund and other funds in the RiverSource Family of Funds, provided your investment was subject to a sales charge. Your household consists of you, your spouse or domestic partner and your unmarried children under age 21, all of whom share a mailing address.

The following accounts are eligible to be included in your ROA group in order to determine the sales charge on your purchase:

- Individual or joint accounts;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your household, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in your ROA group in order to determine the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

- Investments in Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

- Charitable and irrevocable trust accounts.

If you purchase fund shares through different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform your financial intermediary in writing about the other accounts when placing your purchase order. Contact your financial intermediary to determine what information is required.

--------------------------------------------------------------------------------
S.9

Unless you provide your financial intermediary in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

For more information on ROA, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more (including any existing ROA) over a period of up to 13 months, you may be able to reduce the front-end sales charge(s) for investments in Class A shares by completing and filing an LOI. The required form of LOI may vary by financial intermediary. Existing ROA can be included in your LOI. Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI. Five percent of the commitment amount will be placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow.

Existing ROA Example. Shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds' Class A shares (any non-money market fund in the RiverSource Family of Funds) in order to fulfill the LOI commitment and receive reduced front-end sales charge(s) over the next 13 months.

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial intermediary provide this information to the fund when placing your purchase order. For more detail on LOIs, please contact your financial intermediary or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

- current or retired Board members, officers or employees of the funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- current or retired Ameriprise Financial Services, Inc. financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

--------------------------------------------------------------------------------
                                                                            S.10

- registered representatives and other employees of affiliated or unaffiliated financial intermediaries having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

- portfolio managers employed by subadvisers of the funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- partners and employees of outside legal counsel to the funds or the funds' directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees.

- direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

- purchases made:

  - with dividend or capital gain distributions from a fund or from the same class of another fund in the RiverSource Family of Funds;

  - through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee that has, or that clear trades through a financial intermediary that has, a selling agreement with the distributor;

  - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - through bank trust departments.

- separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11).

- purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b) which:

  - have at least $1 million in plan assets at the time of investment; and

  - have a plan level or omnibus account that is maintained with the fund or its transfer agent; and

  - transact directly with the fund or its transfer agent through a third party administrator or third party recordkeeper.

For more information regarding waivers of sales charge for Class A purchases, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional classes of investors. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

--------------------------------------------------------------------------------
S.11

Unless you provide your financial intermediary with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

Because the current prospectus is available on the funds' website (for RiverSource funds) at riversource.com/funds or (for Seligman funds) at seligman.com free of charge, information regarding breakpoint discounts is not separately disclosed on the website.

CDSCS AND THE COMBINATION OF TARGET DATE FUNDS WITH SELIGMAN TARGETFUND
CORE. Each of Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025 and Seligman TargETFund 2015 (the Target Date Funds) will automatically be combined with Seligman TargETFund Core during their respective target year. The investment manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of Seligman TargETFund Core at net asset value, with the shares of Seligman TargETFund Core then distributed to shareholders of the applicable Target Date Fund. For the purpose of calculating CDSCs, holding periods in respect of shares of a Target Date Fund will be carried over to shares of Seligman TargETFund Core acquired as a result of the combination of a Target Date Fund with Seligman TargETFund Core.

CLASS A -- CONTINGENT DEFERRED SALES CHARGE

For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to an authorized financial intermediary effecting the purchase, a 1% CDSC may be charged if you sell your shares within 18 months after purchase. A CDSC will be based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A SHARES. The CDSC will be waived on sales of shares:

- to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

- purchased through reinvestment of dividends and capital gain distributions.

- in the event of the shareholder's death.

- from a monthly, quarterly or annual systematic redemption plan of up to an annual amount of 12% of the account value on a per fund basis.

- in an account that has been closed because it falls below the minimum account balance.

- that result from required minimum distributions taken from retirement accounts upon the shareholders attainment of age 70 1/2.

--------------------------------------------------------------------------------
                                                                            S.12

- that result from returns of excess contributions or excess deferral amounts made to a retirement plan participant.

- of RiverSource funds purchased prior to Dec. 1, 2008.

- initially purchased by an employee benefit plan that is not connected with a plan level termination.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

CLASS B AND CLASS C -- CDSC ALTERNATIVE

The money market funds (except RiverSource Tax-Exempt Money Market Fund) offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively. For example, if you own Class B or Class C shares of another fund, but want to hold your money in a money market fund, you may exchange into Class B or Class C shares of a money market fund. Funds that offer Class B and Class C shares have limitations on the amount you may invest in those share classes. If you are considering purchasing Class B or Class C shares of a fund, please see the prospectus for that fund for any effective purchase limitations.

Although you may not purchase Class B and Class C shares of the money market funds directly, if you exchange into Class B or Class C shares of a money market fund from another fund, you will be subject to the rules governing CDSC set forth in this section.

To minimize the amount of CDSC you may pay when you sell your shares, the fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to CDSC) are sold first. Shares that have been in your account long enough so that they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest).

--------------------------------------------------------------------------------
S.13

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline over time:

IF THE SALE IS MADE DURING THE:           THE CDSC PERCENTAGE RATE IS:*
First year                                              5%
Second year                                             4%
Third year                                              3%**
Fourth year                                             3%
Fifth year                                              2%
Sixth year                                              1%
Seventh or eighth year                                  0%


* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a RiverSource fund on or prior to June 12, 2009, the CDSC percentage for the third year is 4%.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

You may not make additional purchases of Class B shares if your ROA exceeds $49,999.99.

Class B shares purchased in a RiverSource fund prior to May 21, 2005 age on a calendar year basis. Class B shares purchases made in a RiverSource fund beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Class B shares purchased in a RiverSource fund beginning May 21, 2005 and Class B shares purchased in a Seligman fund beginning June 13, 2009 will convert to Class A shares one month after the completion of the eighth year of ownership.

--------------------------------------------------------------------------------
                                                                            S.14

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a total amount up to 1% (including sales commission and advance of service fees) to financial intermediaries that sell Class C shares. See "Buying and Selling Shares -- Distribution and Service Fees." A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares. You may not make additional purchases of Class C shares if your ROA exceeds $999,999.99.

For both Class B and Class C shares, the amount of any CDSC you pay will be based on the lower of the original purchase price of those shares or current net asset value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

- in the event of the shareholder's death.

- that result from required minimum distributions taken from retirement accounts upon the shareholders' attainment of age 70 1/2.

- sold under an approved substantially equal periodic payment arrangement.

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

For more information regarding waivers of the CDSC for Class B shares, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

--------------------------------------------------------------------------------
S.15

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares:

- in the event of the shareholder's death.

- to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

- that result from required minimum distributions taken from retirement accounts upon the shareholders' attainment of age 70 1/2.

- initially purchased by an eligible employee benefit plan that are not connected with a plan level termination.

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

For more information regarding waivers of the CDSC for Class C shares, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5, CLASS W AND CLASS Y -- NO SALES CHARGE. For each of Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the fund or the financial intermediary through which you are investing in the fund may not be able to open an account for you. If the fund or the financial intermediary through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial intermediary. Any applicable sales charge will be added to the purchase price for Class A shares.

You may establish and maintain your account with an authorized financial intermediary or directly with the fund. The fund may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts established with the fund will be supported by the fund's transfer agent.

--------------------------------------------------------------------------------
                                                                            S.16

 METHODS OF PURCHASING SHARES

These methods of purchasing shares generally apply to Class A, Class B, and Class C shares.

CLASS B SHARES OF RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND IS CURRENTLY CLOSED TO INVESTORS FOR NEW PURCHASES. CLASS B SHARES FOR RIVERSOURCE FLOATING RATE FUND, RIVERSOURCE INFLATION PROTECTED SECURITIES FUND, RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND, RIVERSOURCE LIMITED DURATION BOND FUND AND RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND ARE CLOSED TO NEW INVESTORS AND NEW PURCHASES. EXISTING SHAREHOLDERS IN THESE FUNDS MAY CONTINUE TO OWN CLASS B SHARES AND MAKE EXCHANGES INTO AND OUT OF EXISTING ACCOUNTS WHERE CLASS B SHARES OF THESE FUNDS ARE MAINTAINED.

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INTERMEDIARY

ALL REQUESTS       The financial intermediary through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

--------------------------------------------------------------------------------

ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL You or the financial intermediary through which you buy shares may establish an account with the fund. To establish an account in this fashion, complete a fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained (for RiverSource funds) at riversource.com/funds or (for Seligman funds) at seligman.com or may be requested by calling (800) 221-2450. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


 -------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.17

BY MAIL (CONT.)

                   Mail your check and completed application to:

                   REGULAR MAIL RIVERSOURCE FAMILY OF FUNDS
                                C/O BOSTON FINANCIAL
                                P.O. BOX 8041
                                BOSTON, MA 02266-8041

                   EXPRESS MAIL RIVERSOURCE FAMILY OF FUNDS
                                C/O BOSTON FINANCIAL
                                30 DAN ROAD
                                CANTON, MA 02021-2809

                   If you already have an account, include your name, account number, and the name of the fund and class of shares you wish to purchase along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

--------------------------------------------------------------------------------
BY WIRE OR ACH     Fund shares purchased in an account established and
                   maintained with the fund may be paid for by federal funds wire. Before sending a wire, call (800) 221-2450 to notify the fund's transfer agent of the wire and to receive further instructions.

                   If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application. Your bank or financial intermediary may charge additional fees for wire transactions.

--------------------------------------------------------------------------------

BY EXCHANGE        Call (800) 221-2450 or send signed written instructions to the address above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            S.18

MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                                               RIVERSOURCE       RIVERSOURCE
                                                                120/20            DISCIPLINED
                                                                CONTRARIAN        SMALL CAP
                                                                EQUITY FUND       VALUE FUND
                                                               THREADNEEDLE      RIVERSOURCE
                         FOR ALL FUNDS,                         GLOBAL EXTENDED   FLOATING RATE
                         CLASSES AND                            ALPHA FUND        FUND
                         ACCOUNTS EXCEPT                       RIVERSOURCE       RIVERSOURCE
                         THOSE LISTED TO                        ABSOLUTE RETURN   INFLATION
                         THE RIGHT           TAX QUALIFIED      CURRENCY AND      PROTECTED
                         (NONQUALIFIED)      ACCOUNTS           INCOME FUND       SECURITIES FUND  CLASS W

---------------------------------------------------------------------------------------------------------------

INITIAL INVESTMENT       $2,000              $1,000            $10,000           $5,000            $500
---------------------------------------------------------------------------------------------------------------

ADDITIONAL INVESTMENTS   $100                $100              $100              $100              None
---------------------------------------------------------------------------------------------------------------

ACCOUNT BALANCE*         $1,000              None              $5,000            $2,500            $500


   *If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.
 -------------------------------------------------------------------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS

                                                               RIVERSOURCE       RIVERSOURCE
                                                                120/20            DISCIPLINED
                                                                CONTRARIAN        SMALL CAP
                                                                EQUITY FUND       VALUE FUND
                                                               THREADNEEDLE      RIVERSOURCE
                         FOR ALL FUNDS,                         GLOBAL EXTENDED   FLOATING RATE
                         CLASSES AND                            ALPHA FUND        FUND
                         ACCOUNTS EXCEPT                       RIVERSOURCE       RIVERSOURCE
                         THOSE LISTED TO                        ABSOLUTE RETURN   INFLATION
                         THE RIGHT           TAX QUALIFIED      CURRENCY AND      PROTECTED
                         (NONQUALIFIED)      ACCOUNTS           INCOME FUND       SECURITIES FUND  CLASS W

---------------------------------------------------------------------------------------------------------------

INITIAL INVESTMENT       $100(a)             $100(b)           $10,000           $5,000            $500
---------------------------------------------------------------------------------------------------------------

ADDITIONAL INVESTMENTS   $100                $50               $100              $100              None
---------------------------------------------------------------------------------------------------------------

ACCOUNT BALANCE**        None(b)             None              $5,000            $2,500            $500


  **If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.
 (a)Money Market Funds -- $2,000
 (b)Money Market Funds -- $1,000
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S.19

These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial intermediary for information regarding wire or electronic funds transfer.

IMPORTANT: Payments sent by electronic fund transfers (ACH), a bank authorization or check that are not guaranteed may take up to 14 days to clear. If you request a sale within 14 days of purchase, this may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial intermediary process your transaction. If you maintain your account directly with your financial intermediary, you must contact that financial intermediary to exchange or sell shares of the fund. If your account was established with the fund, there are a variety of methods you may use to exchange or sell shares of the fund.

 WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INTERMEDIARY

ALL REQUESTS       You can exchange or sell shares by having your financial
                   intermediary process your transaction. The financial intermediary through which you purchased shares may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

--------------------------------------------------------------------------------

ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL            Mail your exchange or sale request to:

                   REGULAR MAIL RIVERSOURCE FAMILY OF FUNDS
                                C/O BOSTON FINANCIAL
                                P.O. BOX 8041
                                BOSTON, MA 02266-8041

                   EXPRESS MAIL RIVERSOURCE FAMILY OF FUNDS
                                C/O BOSTON FINANCIAL
                                30 DAN ROAD
                                CANTON, MA 02021-2809


 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            S.20

BY MAIL (CONT.)


                   Include in your letter:


                   - your name

                   - the name of the fund(s)

                   - your account number

                   - the class of shares to be exchanged or sold

                   - your Social Security number or Employer Identification
                     number

                   - the dollar amount or number of shares you want to exchange or sell

                   - specific instructions regarding delivery or exchange
                     destination

                   - signature(s) of registered account owner(s)

                   - any special documents the transfer agent may require in
                     order to process your order

                   Corporate, trust or partnership accounts may need to send additional documents.

                   Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                   A Medallion Signature Guarantee is required if:

                   - Amount is over $50,000.

                   - You want your check made payable to someone other than the registered account owner(s).

                   - Your address of record has changed within the last 30 days.

                   - You want the check mailed to an address other than the
                     address of record.

                   - You want the proceeds sent to a bank account not on file.

                   - You are the beneficiary of the account and the account
                     owner is deceased (additional documents may be required).

                   A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial intermediary providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.


 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S.21

BY MAIL (CONT.)


                   NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.


--------------------------------------------------------------------------------

BY TELEPHONE       Call (800) 221-2450. Unless you elect not to have telephone exchange and sale privileges, they will automatically be available to you. Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.
                   Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate, qualified retirement accounts and trust accounts which the current trustee is not listed. You may request that these privileges
                   NOT apply by writing to the address above.

                   Payment will be mailed to the address of record and made payable to the names listed on the account.

                   Telephone sale requests are limited to $50,000 per day.

--------------------------------------------------------------------------------



BY WIRE OR ACH     You can wire money from your fund account to your bank
                   account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                   Call (800) 221-2450 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                   A service fee may be charged against your account for each wire sent.

                   Minimum amount:

                   by ACH: $100

                   by wire: $500

                   Your bank or financial intermediary may charge additional fees for wire transactions.

--------------------------------------------------------------------------------



BY SCHEDULED       You may elect to receive regular periodic payments through an
PAYOUT PLAN        automatic sale of shares. See the SAI for more information.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            S.22

CHECK REDEMPTION SERVICE

Class A shares of the money market funds offer check writing privileges. If you have $2000 in a money market fund, you may request checks which may be drawn against your account. You can elect this service on your initial application, or, thereafter. Call (800) 221-2450 for the appropriate forms to establish this service. If you own Class A shares that were both in another fund at NAV because of the size of the purchase, and then exchanged into a money market fund, check redemptions may be subject to a CDSC.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered fund in the RiverSource Family of Funds without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You may be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

IF YOU HOLD YOUR FUND SHARES IN AN ACCOUNT WITH AMERIPRISE FINANCIAL SERVICES, YOU MAY HAVE LIMITED EXCHANGEABILITY WITHIN THE RIVERSOURCE FAMILY OF FUNDS.

MARKET TIMING

SHORT-TERM TRADING AND OTHER SO-CALLED MARKET TIMING PRACTICES ARE FREQUENT TRADING PRACTICES BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

--------------------------------------------------------------------------------
S.23

FOR A FUND ORGANIZED AS A FUND-OF-FUNDS, ITS ASSETS CONSIST PRIMARILY OF SHARES OF THE UNDERLYING FUNDS IN WHICH IT INVESTS. THE UNDERLYING FUNDS MAY BE MORE SUSCEPTIBLE TO THE RISKS OF MARKET TIMING. FUNDS THAT INVEST DIRECTLY IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS AND THE UNDERLYING FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND OR UNDERLYING FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS, FLOATING RATE LOANS, HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS. SEE "PRICING AND VALUING OF FUND SHARES" FOR A DISCUSSION OF THE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE FUNDS' BOARD HAS ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING THAT MAY BE HARMFUL TO THE FUNDS. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

- The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging or other purchase and exchange transactions not believed to be inconsistent with the best interest of fund shareholders or the Board's policy. The fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares and where the shares are maintained. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund may seek the assistance of financial intermediaries in applying similar restrictions on their participants or clients. The fund's ability to monitor and discourage abusive trading practices in omnibus accounts is more limited.

- The fund may rely on the monitoring policy of a financial intermediary, for example, a retirement plan administrator or similar financial intermediary authorized to distribute the funds, if it determines the policy and procedures of such financial intermediaries are sufficient to protect the fund and its shareholders.

--------------------------------------------------------------------------------
                                                                            S.24

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

- Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

- Exchanges must be made into the same class of shares of the share class being exchanged out of.

- Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

- Once the fund receives your exchange request, you cannot cancel it after the market closes.

- Shares of the purchased fund may not be used on the same day for another exchange or sale.

- New investments in Class A shares of a money market fund may be exchanged for either Class A, Class B or Class C shares of any other publicly offered fund in the RiverSource Family of Funds.

- If you exchange shares from Class A shares of a money market fund to another fund in the RiverSource Family of Funds, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market fund into Class B shares of another fund in the RiverSource Family of Funds, you may not exchange from Class B shares of that fund back to Class A shares of a money market fund. Exchange rules for money market funds are illustrated in the following tables.

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.

--------------------------------------------------------------------------------
S.25

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original fund and ends when you sell the shares of the fund you exchanged to.

                                               TO OTHER FUNDS
FROM A MONEY MARKET FUND               -----------------------------
                                       CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------
Class A                                  Yes        Yes        Yes
Class B                                   No        Yes         No
Class C                                   No         No        Yes



                                           TO A MONEY MARKET FUND
FROM OTHER FUNDS                       -----------------------------
                                       CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------
Class A                                  Yes         No         No
Class B                                   No        Yes         No
Class C                                   No         No        Yes


If your initial investment was in a money market fund and you exchange into an equity or fixed income fund, you will pay an initial sales charge if you exchange into Class A and be subject to a CDSC if you exchange into Class B or Class C.

If your initial investment was in Class A shares of an equity or fixed income fund and you exchange shares into a money market fund, you may exchange that amount to another fund, including dividends earned on that amount, without paying a sales charge.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of a fund in the RiverSource Family of Funds. If your original purchase was in Class A or Class B, you may use all or part of the sale proceeds to purchase new Class A shares in any fund account linked together for ROA purposes. Your repurchase will be in Class A shares at NAV, up to the amount of the sale proceeds. For a Class A repurchase on shares that were originally charged a CDSC, the amount of the CDSC will be reinvested at the NAV on the date the repurchase is processed. Repurchases of Class B shares will also be in Class A shares at NAV. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C, you will be allowed to reinvest in the
--------------------------------------------------------------------------------
                                                                            S.26
same Class C account and fund you originally purchased. In a Class C repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

In order for you to take advantage of this repurchase waiver, you must notify your financial intermediary or the fund's transfer agent if your account is held at the fund within 90 days of the date your sale request was processed. Contact your financial intermediary for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

If you sold shares of a Seligman fund on or before February 3, 2009 and wish to repurchase shares, you have the option of taking advantage of the current repurchase policy (described above) within 90 days of the date your sale request was processed, or you may use all or part of your sale proceeds to purchase shares of the fund you sold or any other fund in the RiverSource Family of Funds without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC, within 120 days of the date your sale request was processed. Contact your financial intermediary or, if you opened an account directly with the fund, the transfer agent, for more information on the required documentation to complete a repurchase transaction.

The fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

PRICING AND VALUING OF FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

The NAV is the value of a single share of the fund. The NAV is determined by dividing the value of the fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. For a fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations
--------------------------------------------------------------------------------
S.27
and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund or underlying fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's or underlying fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund or an underlying fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's or an underlying fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's or underlying fund's shares may change on days when shareholders will not be able to purchase or sell the fund's or underlying fund's shares.

For money markets funds -- The fund's investments are valued at amortized cost, which approximates market value, as explained in the SAI. Although the fund cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualified dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include dividends which are non-qualified dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualified dividend income. Generally, capital gains are realized when a security is sold for a higher price than was paid for it. Generally, capital losses are realized when a security is sold for a lower price than was paid for it. Typically, each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the
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                                                                            S.28
security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains, if any, are included in net investment income and are taxable as ordinary income when distributed to the shareholder. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. If the fund's distributions exceed its current and accumulated earnings and profits, that portion of the fund's distributions will be treated as a return of capital to the shareholders to the extent of their basis in their shares. A return of capital will generally not be taxable; however, any amounts received in excess of basis are treated as capital gain. Forms 1099 sent to shareholders report any return of capital.

Certain derivative instruments subject the fund to special tax rules, the effect of which may be to accelerate income to the fund, defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

For Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETF 2015 and Seligman TargETFund Core (the Seligman TargETFunds) -- The Funds may purchase or sell (write) options. In general, option premiums which may be received by the Funds are not immediately included in the income of the Funds. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Funds transfer or otherwise terminate the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, such Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

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S.29

The Seligman TargETFunds generally will pay any dividends from its net investment income and distributes any net capital gains realized on investments at least annually (Seligman TargETFund Core generally will pay dividends from its net investment income on a quarterly basis). Because each Seligman TargETFund may sell underlying ETFs, US government securities and short-term debt instruments: (a) to accommodate redemptions of its shares; (b) in respect of the Target Date Funds, to implement the process of migration; and (c) to adjust the percentages of its assets invested in each underlying ETF, US government securities, short-term debt instruments, cash and cash equivalents in response to economic, market or other conditions or events, and changes in Seligman Time Horizon Matrix (the asset allocation methodology utilized by the Seligman TargETFunds), each Seligman TargETFund may generate net capital gains (including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates) for investors that may be higher than the net capital gains ordinarily incurred by an investor through an investment in another asset allocation fund that has broader investment ranges or an asset allocation strategy designed by the investor. In addition, due to federal income tax laws, each Seligman TargETFund may not fully utilize capital losses (to offset capital gains) from the sale of underlying ETFs at a loss. In addition, underlying ETFs may distribute capital gains to the Seligman TargETFunds.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial intermediary through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. Generally, if you sell shares for less than their cost, the difference is a capital loss or if you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

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                                                                            S.30

You may not create a tax loss or reduce a tax gain, based on paying a sales charge, by exchanging shares before the 91st day after the day of purchase. If you buy Class A shares and exchange into another fund before the 91st day after the day of purchase, you may not be able to include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

REITs often do not provide complete tax information until after the calendar year-end; generally mid to late January and continuing through early February. Consequently, if your fund has significant investments in REITs, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are generally mailed in January.

FOR SELIGMAN TARGETFUNDS. Each of the Target Date Funds will automatically be combined with Seligman TargETFund Core during their respective target years. The investment manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of Seligman TargETFund Core at net asset value, with the shares of Seligman TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the investment manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or other applicable law could negatively impact the combination of a Target Date Fund with Seligman TargETFund Core.

FOR TAXABLE FUNDS. Distributions related to shares not held in IRAs or other retirement accounts are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Shares held in an IRA or qualified retirement account are generally subject to different tax rules. Taking a distribution from your IRA or qualified retirement plan may subject you to federal taxes, withholding, penalties and reporting requirements. Please consult your tax advisor.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes and potentially the alternative minimum tax. Dividends distributed from net capital gains, if any, and other income earned are not exempt from federal income taxes. Any taxable distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

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S.31

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum tax. To the extent the fund earns such income, it will flow through to its shareholders and may affect those shareholders who are subject to the alternative minimum tax. See the SAI for more information.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the fund's investments are shares of underlying funds, the tax treatment of the fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the fund invested directly in the types of securities held by the underlying funds or the fund shareholders invested directly in the underlying funds. As a result, fund shareholders may recognize higher amounts of capital gain distributions or ordinary income dividends than they otherwise would.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult with your financial intermediary to determine the availability of the funds. The funds may only be purchased or sold directly or through financial intermediaries authorized by the distributor to offer the funds. NOT ALL FINANCIAL INSTITUTIONS ARE AUTHORIZED TO SELL THE RIVERSOURCE FAMILY OF FUNDS AND CERTAIN FINANCIAL INTERMEDIARIES THAT OFFER THE RIVERSOURCE FAMILY OF FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the distributor, you will not be able to transfer fund holdings to that account. In that event, you must either maintain your fund holdings with your current financial intermediary, find another financial intermediary with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

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                                                                            S.32

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor), provides underwriting and distribution services to the funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor reallows the remainder of these fees (or the full fee) to the financial intermediaries that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution and/or service (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares, Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the funds. The funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial intermediaries that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

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S.33

Plan Administration Services. Under a Plan Administration Services Agreement, the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial intermediaries, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, "payments") do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial intermediary may elevate the prominence or profile of the fund within the financial intermediary's organization, and may provide the distributor and its affiliates with preferred access to the financial intermediary's registered representatives or preferred access to the financial intermediary's customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial intermediary's pecuniary interest and its duties to its customers, for example, if the financial intermediary receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial intermediary or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

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                                                                            S.34

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial intermediary, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial intermediary, and the access the distributor or other representatives of the fund may have within the financial intermediary for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial intermediary and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges -- fees that a financial intermediary charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial intermediary (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant. Additional information concerning the amount and calculation of these payments is available in the fund's SAI.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial intermediaries and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of fund assets (from the RiverSource Family of Funds, in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.


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S.35

From time to time, to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial intermediary. The SAI contains additional detail regarding payments made by the distributor to financial intermediaries.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Financial institutions may separately charge you additional fees. See "Buying and Selling Shares."

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. RiverSource Investments serves as investment manager to all funds in the RiverSource Family of Funds, including those that are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other funds (funds of funds) in the RiverSource Family of Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own

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                                                                            S.36
a significant percentage of the outstanding shares of the underlying funds, and RiverSource Investments seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When RiverSource Investments structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. RiverSource Investments also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. RiverSource Investments monitors expense levels of the funds and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the fund owned by affiliated products.

CASH RESERVES. A fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.


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S.37

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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                                                                            S.38

Funds in the RiverSource Family of Funds -- which include funds offered under the RiverSource, Threadneedle and Seligman brands -- can be purchased from authorized financial intermediaries.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Family of Funds or your financial intermediary. To make a shareholder inquiry, contact the financial intermediary through whom you purchased the fund.

RiverSource Family of Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 221-2450

RiverSource Family of Funds information available:
(for RiverSource funds) at riversource.com/funds or (for Seligman funds) at seligman.com

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-1520

Investment Company Act File #811-6485

TICKER SYMBOL
Class A: SHGTX   Class B: SHTBX   Class C: SHTCX   Class I: --
Class R2: SGTRX  Class R3: SGTFX  Class R4: SGTSX  Class R5: SGTTX



(RIVERSOURCE INVESTMENTS LOGO)                              SL-9903-99 A (12/09)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 30, 2009



               SELIGMAN GLOBAL SMALLER COMPANIES FUND (THE FUND),

           A SERIES OF SELIGMAN GLOBAL FUND SERIES, INC. (THE SERIES)

This is the Statement of Additional Information (SAI) for the fund listed above. This SAI is not a prospectus. It should be read together with the current fund prospectus, dated the same day as this SAI. For a free copy of the fund prospectus, annual or semiannual report, contact your financial intermediary or write to the RiverSource Family of Funds, 734 Ameriprise Financial Center, Minneapolis, MN 55474, call (800) 221-2450 or visit seligman.com.

The current prospectus for the fund is incorporated in this SAI by reference.

The fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund. Detailed information about fund governance, the fund's investment manager, RiverSource Investments, LLC (the "investment manager" or RiverSource Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), and other aspects of fund management can be found by referencing the Table of Contents.

TABLE OF CONTENTS

Series History..................................................................    P. 4
Investment Strategies and Risks.................................................    P. 4
  Fundamental Restrictions......................................................   p. 11
  Temporary Defensive Position..................................................   p. 13
  Portfolio Turnover............................................................   p. 13
Securities Transactions.........................................................   p. 13
  Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager..   p. 15
Valuing Fund Shares.............................................................   p. 15
Portfolio Holdings Disclosure...................................................   p. 16
Proxy Voting....................................................................   p. 18
Investing in the Fund...........................................................   p. 20
  Sales Charge..................................................................   p. 20
Selling Shares..................................................................   p. 23
Pay-out Plans...................................................................   p. 24
Capital Loss Carryover..........................................................   p. 24
Taxes...........................................................................   p. 24
Service Providers...............................................................   p. 28
  Investment Management Services................................................   p. 28
  Administrative Services.......................................................   p. 31
  Transfer Agency Services......................................................   p. 32
  Plan Administration Services..................................................   p. 32
  Distribution Services.........................................................   p. 32
  Plan and Agreement of Distribution............................................   p. 33
  Payments to Financial Intermediaries..........................................   p. 34
  Custodian Services............................................................   p. 36
  Board Services Corporation....................................................   p. 36
Organizational Information......................................................   p. 36
  Classification................................................................   p. 36
  Shares........................................................................   p. 36
  Voting Rights.................................................................   p. 37
  Dividend Rights...............................................................   p. 37
Board Members and Officers......................................................   p. 37
  Board Member Holdings.........................................................   p. 41
  Compensation of Board Members.................................................   p. 42
Control Persons and Principal Holders of Securities.............................   p. 44
Information Regarding Pending and Settled Legal Proceedings.....................   p. 44
Independent Registered Public Accounting Firm...................................   p. 45
Appendix A -- Funds in the RiverSource Family of Funds..........................  p. A-1
  The Seligman Funds............................................................  p. A-1
  The RiverSource Funds.........................................................  p. A-2




Statement of Additional Information - Dec. 30, 2009                       Page 2

LIST OF TABLES

1.     Total Brokerage Commissions.................................................  P. 15
2.     Brokerage Directed for Research.............................................  P. 15
3.     Valuing Fund Shares.........................................................  p. 16
4.     Class A Initial Sales Charge................................................  p. 20
5.     Public Offering Price.......................................................  p. 21
6.     Capital Loss Carryover......................................................  p. 24
7.     Corporate Deduction and Qualified Dividend Income...........................  p. 26
8.     Management Fees and Nonadvisory Expenses....................................  p. 28
9.     Portfolio Managers..........................................................  p. 30
10.    Administrative Services Agreement Fee Schedule..............................  p. 31
11.    Sales Charges Paid to Distributor...........................................  p. 33
12.    12b-1 Fees..................................................................  p. 34
13.    Unreimbursed Distribution Expenses..........................................  p. 34
14.    Board Members...............................................................  p. 37
15.    Fund Officers...............................................................  p. 39
16.    Committee Meetings..........................................................  p. 41
17.    Board Member Holdings.......................................................  p. 41
17A.   Board Member Holdings -- as of Quarter End..................................  p. 42
18.    Board Member Compensation -- All Funds......................................  p. 42
19.    Board Member Compensation -- The Fund.......................................  p. 43
20.    Control Persons and Principal Holders of Securities.........................  p. 44




Statement of Additional Information - Dec. 30, 2009                       Page 3

SERIES HISTORY

The Series was incorporated in Maryland on November 22, 1991 under the name Seligman International Fund Series, Inc. It changed its name to Seligman Henderson Global Fund Series, Inc. on May 25, 1993, and changed its name to its present name on January 21, 2000. As of November 7, 2008, the Series is part of the RiverSource Family of Funds (the funds). The RiverSource Family of Funds includes a comprehensive array of funds managed by RiverSource Investments, including the Series and the other Seligman mutual funds.

INVESTMENT STRATEGIES AND RISKS

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's prospectus.

GENERAL. In allocating the Fund's investments among geographic regions and individual countries, such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships will be considered.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The Fund will normally invest its assets in equity securities, including common stock, securities convertible into or exchangeable for common stock, depositary receipts, and warrants. The Fund may, however, invest up to 20% of its assets in preferred stock and debt securities. Dividends or interest income are considered only when it is believed that such income will favorably influence the market value of a security in light of the Fund's objective of capital appreciation. Equity securities in which the Fund invests may be listed on U.S. or foreign stock exchanges or traded in U.S. or foreign over-the-counter markets.

Debt securities in which the Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, the Fund will invest only in "investment-grade" debt securities or, in the case of unrated securities, debt securities that are deemed to be of equivalent quality to "investment-grade" securities. "Investment-grade" debt securities are rated within the four highest rating categories as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Services (S&P). Securities rated within the highest of the four investment-grade categories (i.e., Aaa by Moody's and AAA by S&P) are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa/BBB or lower lack high quality investment characteristics and may also have speculative characteristics. Debt securities are interest rate sensitive, so their value tends to decrease when interest rates rise and increase when interest rates fall.

The Fund may invest in securities represented by European Depositary Receipts
(EDRs), American Depositary Receipts (ADRs), Brazilian Depositary Receipts
(BDRs) and Global Depositary Receipts (GDRs) (collectively, Depositary Receipts). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in U.S. dollars at a price that generally reflects the U.S. dollar equivalent of the home country share price. EDRs and GDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies and traded in Europe. BDRs are typically issued by Brazilian banks or trust companies and are traded in Brazil. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. For purposes of the Fund's investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

By investing in foreign securities, the Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The investment manager believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International and global diversification reduces the effect events in any one country will have on a fund's entire investment portfolio. Of course, a decline in the value of a fund's investments in one country may offset potential gains from investments in another country.

FOREIGN INVESTMENT RISK FACTORS. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that the Fund's foreign investments will present less risk than a

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portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlement practices may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and may involve a risk of loss to the Fund. Foreign securities markets may have substantially less trading volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which case the Fund could lose its entire investment in a certain market); limitations on the removal of moneys or other assets of the Fund; political or social instability or revolution; or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

THE FUND MAY INVEST IN SOVEREIGN DEBT. The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government's policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, the Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country.

FOREIGN CURRENCY RISK FACTORS. Investments in foreign securities will usually be denominated in foreign currency, and the Fund may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates, and exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. The Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is generally determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow, and numerous other factors, including, in some countries, local governmental intervention), but can sometimes be affected by the imposition of fixed exchange rates that may overvalue a foreign currency, to the detriment of foreign investors.

EMERGING MARKET INVESTMENT RISK FACTORS. Some of the risks described in the preceding paragraphs may be more severe for investments in emerging market countries. By comparison with the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less seasoned and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging market countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital or the payment of special levies and taxes, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

SMALLER COMPANY INVESTMENT RISK FACTORS. Although smaller companies may generally have greater earnings and sales growth potential than larger companies, investments in such companies may involve greater risks, such as limited product

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lines, limited markets and limited financial and managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities that trade more frequently.

DERIVATIVES. The Fund may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. The Fund will not invest in derivatives for speculative purposes, which means where the derivative investment exposes the Fund to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. The Fund will not invest in a specific type of derivative without prior approval from the Board after consideration of, among other things, how the derivative instrument serves the Fund's investment objective, and the risks associated with the investment. Pursuant to this policy, the Fund is currently permitted to invest in forward foreign currency exchange contracts, commodities and commodity contracts, rights and warrants, options and access trades, as more fully described below.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Changes in exchange rates will be considered in making investment decisions. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will usually enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns. The Fund may be required to cover certain forward currency contract positions by establishing an account with its custodian that will contain only liquid assets, including, but not limited to, U.S. Government securities or other liquid high-grade debt obligations.

The Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the U.S. dollar). In this case, the contract would approximate the value of some or all of the Fund's portfolio securities denominated in such foreign currency. If appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or proxy currency act as an effective proxy for other currencies. In these circumstances, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The effect a substantial commitment of the Fund's assets to forward contracts could have on the investment program of the Fund and its ability to purchase additional securities will be considered.

Except as set forth above and immediately below, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in that currency provided the excess amount is covered by cash or liquid securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, it is believed that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However,

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the Fund may use cash or liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate.

Although the Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce the Fund's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other currencies. Additionally, this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Foreign currency forward contracts may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts even when they are available.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

COMMODITIES AND COMMODITY CONTRACTS. The Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. Approval of the Board must be granted for the Fund to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to the Fund if the fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, the Fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, the Fund could lose substantially more than the original margin deposit. Although the Fund will utilize only exchange-traded futures and options thereon, there can be no assurance that it will be able to close out positions when it wishes to. In addition, a futures or options strategy may not provide an exact hedge to a position.

RIGHTS AND WARRANTS. The Fund may invest in common stock rights and warrants believed to provide capital appreciation opportunities. No more than 2% of net assets of the Fund may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

OPTIONS. The investment manager must seek approval of the Fund's Board to invest in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the investment manager's request that the Fund be permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security) and covered put options (i.e., where the Fund maintains cash or other collateral to cover the obligation created by the put). These instruments are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated

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and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

In order for a purchased put option to be profitable, the market price of the underlying security must decline sufficiently below the strike price to cover the premium and transaction costs. Conversely, in order for a purchased call option to be profitable, the market price of the underlying security must increase sufficiently above the strike price to cover the premium and transaction costs. By using options in this manner, the Fund will reduce any profit it might have otherwise realized in the underlying security by the premium paid and by transaction costs.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the underlying securities. If the investment manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in the Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund's transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position, in which case the Fund could lose money in the event of adverse price movements.

ACCESS TRADES. The Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when it is deemed advantageous to do so. These risks will be potentially mitigated by limiting access trade exposure by the Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

FUTURES CONTRACTS. The Fund may utilize index futures contracts. Futures contracts, which trade on a securities exchange, are standardized as to quantity, delivery date and settlement conditions, including specific securities acceptable for delivery against the futures contract. In the case of index futures, settlement is made in cash based on the value of a specified underlying index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is a securities exchange, offsetting transactions are netted to close out positions. The Fund may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the position, including the maintenance of margins, which could result in the Fund incurring substantial losses.


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Margin deposits must be made at the time a futures contract position is acquired. The Fund is required to deposit in a segregated account, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a securities exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made daily to and from the futures broker as the value of the futures position varies, a process known as "marking-to-market." When the Fund purchases or sells futures contracts, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract position, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, since initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

The Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

OPTIONS ON FUTURES. The Fund may utilize options on index futures ("options on futures"). Options on futures are effectively options on the instrument that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is also risk that the Fund may have difficulty in closing out positions in options on futures. Although the Fund intends to close out any positions on a securities market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day's settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Fund.

Options on futures held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. If the Fund were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all

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participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended (the 1940 Act), which generally prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Fund's investments in other investment companies may include investment in exchange-traded funds (ETFs) if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange or otherwise traded in the over-the-counter market and generally seek to track the performance of a specified securities index or a basket of securities. Securities traded in the over-the-counter market present additional risks, such as counterparty and liquidity risks.

If the Fund invests in other investment companies, shareholders would bear not only the Fund's expenses (including operating expenses and management fees), but also similar expenses of the underlying investment companies, and the Fund's returns will therefore be lower.

SHORT SALES. The Fund may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which the Fund owns an equal amount of the securities sold short (or securities convertible into or exchangeable for the securities sold short) without payment of further consideration for securities of the same issuer as, and equal in amount to, the securities sold short.

INVESTMENTS TO CONTROL. The Fund may not invest for the purpose of controlling or managing any company. If the Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If the Fund was to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a U.S. Government obligation, subject to resale at a mutually agreed-upon price and time. The resale price reflects an agreed-upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreement will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating securities underlying the agreement, a decline in the value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (1933 Act)), funding agreements issued by domestic insurance companies and other securities that are not readily marketable. The Fund does not currently expect to invest more than 5% of its assets in such securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board make this determination, it will carefully monitor the security (focusing on such factors, among others as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

BORROWING. The Fund may from time to time borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, the Fund is generally permitted to borrow from banks in amounts not exceeding one-third of the value of its total assets, less liabilities other than such borrowings. The Board has adopted a non-fundamental restriction under

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which the Fund may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of the Fund's assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit the Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of the Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause the net asset value of the Fund's shares to decline more than would otherwise be the case.

LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, "U.S. government securities") or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund's investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund's loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower's failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board, may change such strategies without the vote of shareholders.

FUNDAMENTAL RESTRICTIONS

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

    - Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

    - Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission (SEC) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

    - Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;


Statement of Additional Information - Dec. 30, 2009                      Page 11

    - Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

    - Underwrite the securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

    - Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

    - Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

    - Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; or

    - Purchase or retain the securities of any issuer (other than the shares of a Fund), if to the Fund's knowledge, those directors and officers of the Series and the directors and officers of the investment manager or subadviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such, together own beneficially more than 5% of such outstanding securities.

Certain of the Fund's fundamental policies set forth above prohibit transactions "except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC." The following discussion explains the flexibility that the Fund gains from these exceptions.

PURCHASE OF SECURITIES ON MARGIN -- A purchase on margin involves a loan from the broker-dealer arranging the transaction. The "margin" is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Fund generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Fund.

ISSUING SENIOR SECURITIES -- A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Fund to operate in reliance upon these staff interpretations.

BORROWING MONEY -- The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

MAKING LOANS -- The 1940 Act generally prohibits the Fund from making loans to affiliated persons but does not otherwise restrict the Fund's ability to make loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

The Fund will provide shareholders with at least 60 days prior notice of any change in the "80%" investment policy as described in the Prospectus. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.


Statement of Additional Information - Dec. 30, 2009                      Page 12

TEMPORARY DEFENSIVE POSITIONS

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that are believed to equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. Portfolio turnover will not be a limiting factor in managing the Fund's investments. The Fund's portfolio turnover rates for the fiscal years ended October 31, 2009 and October 31, 2008 were 140% and 84% respectively.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to the Fund's subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreement between the Fund and RiverSource Investments (the Investment Management Services Agreement) and the subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP (Wellington Management) (the Subadvisory Agreement) as applicable, the investment manager or subadviser is authorized to determine, consistent with the Fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

The Fund, the investment manager, the subadviser and RiverSource Fund Distributors, Inc. (principal underwriter and distributor of the Fund) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION
In selecting broker-dealers to execute transactions, the investment manager and the subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

COMMISSION DOLLARS
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the Fund, the investment manager and the subadviser may use broker-

Statement of Additional Information - Dec. 30, 2009                      Page 13
dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in Fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by the subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple RiverSource accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and the subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and the subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

TRADE AGGREGATION AND ALLOCATION
Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and the subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the Fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis, New York and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts

Statement of Additional Information - Dec. 30, 2009                      Page 14
being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis, New York and Los Angeles, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services.

                      TABLE 1. TOTAL BROKERAGE COMMISSIONS


------------------------------------
   TOTAL BROKERAGE COMMISSIONS
------------------------------------
  2009        2008        2007
------------------------------------
$370,379    $497,581    $475,552
------------------------------------


For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table.

                    TABLE 2. BROKERAGE DIRECTED FOR RESEARCH


---------------------------------------------------
          BROKERAGE DIRECTED FOR RESEARCH*
---------------------------------------------------
                              AMOUNT OF COMMISSIONS
AMOUNT OF TRANSACTIONS           IMPUTED OR PAID
---------------------------------------------------
251,596,934                          $17,036
---------------------------------------------------



   * Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. RiverSource also receives proprietary research from brokers, but these amounts have not been included in the table.

As of the end of the most recent fiscal period, the Fund held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of the subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

The Fund paid no brokerage commissions to brokers affiliated with the Fund's investment manager in the last three fiscal periods.

VALUING FUND SHARES

As of the end of the most recent fiscal period, the computation of net asset value per share of a class of the Fund was based on net assets of that class divided by the number of class shares outstanding as shown in the following table. All expenses of

Statement of Additional Information - Dec. 30, 2009                      Page 15
the Fund, including the management fee and administrative services fee and, as applicable, distribution and plan administration fees, are accrued daily and taken into account for the purpose of determining NAV.

                          TABLE 3. VALUING FUND SHARES


----------------------------------------------------------------------------------------------------------------
                               NET ASSETS            SHARES OUTSTANDING            NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------
     Class A                  $49,066,364                $4,434,007                            $11.07
     Class B                    1,814,775                   197,153                              9.20
     Class C                   23,310,950                 2,519,828                              9.25
     Class R2                   1,350,351                   124,044                             10.89
     Class R5                     763,561                    65,022                             11.74
----------------------------------------------------------------------------------------------------------------


The Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

    - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

    - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

    - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

    - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

    - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

    - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

    - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

    - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Typically, short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

    - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

    - When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund's Board and the investment manager believe that the investment ideas of the investment manager and subadviser with respect to portfolio management of the Fund should benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, the Fund's Board also believes that knowledge of the Fund's portfolio holdings can assist

Statement of Additional Information - Dec. 30, 2009                      Page 16
shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices, relating to disclosure of the Fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the Fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the Fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of the Fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of the Fund's fiscal quarter, on the SEC's website.

In addition, the investment manager makes publicly available information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made publicly available through riversource.com or seligman.com as of month-end, approximately ten (10) days following the month-end. In addition to the monthly top ten holdings and the portfolio holdings information made available on the SEC website as part of the Fund's annual, semi-annual and fiscal quarter filings, the investment manager also publishes on riversource.com or seligman.com the Fund's full portfolio holdings (including name and percentage of the Fund's assets invested in each such holding) as of the end of each calendar quarter. This full list of portfolio holdings is made available approximately thirty (30) days following the end of each calendar quarter.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the Fund (including, without limitation entities identified by name in the Fund's prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Bowne, Vestek, Data Communique, Inc.), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (such as Risk Metrics), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P.), (2) to facilitate the review and/or rating of the Fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), (3) entities that provide trading, research or other investment related services (including Citigroup, Merrill Lynch & Co., and Morgan Stanley), and (4) fund intermediaries that include the Fund in discretionary wrap or other investment programs that request such information in order to support the services provided to investors in the programs. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the Fund discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the Fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (PHC). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the Fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of the Fund and its

Statement of Additional Information - Dec. 30, 2009                      Page 17
shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the Fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

In connection with a proposed acquisition by RiverSource's parent company of certain asset management-related businesses operated by subsidiary companies of the Bank of America Corporation (BAC), RiverSource may share certain of the Fund's portfolio holdings information with select personnel of these BAC subsidiary companies as part of the overall integration efforts with RiverSource. Disclosures are subject to confidentiality obligations and were approved by the PHC and the Fund's Chief Compliance Officer.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

PROXY VOTING

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The Fund's investment manager, RiverSource Investments, and the Fund's administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

    - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

    - The Board supports annual election of all directors and proposals to eliminate classes of directors.

    - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

    - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

    - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.


Statement of Additional Information - Dec. 30, 2009                      Page 18

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (as defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of the Fund's shareholders and those of the Fund's principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (Proxy Team). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which the Fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Fund


Statement of Additional Information - Dec. 30, 2009                      Page 19
will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Fund, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the Fund's administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the Fund's ownership position is more significant, the Board has established a guideline to direct the Fund's administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Fund, or any potential adverse administrative effects to the Fund, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain funds may invest in shares of other funds in the RiverSource Family of Funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the Fund files its proxy voting records with the SEC and makes them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.

INVESTING IN THE FUND

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (CDSC) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.

Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class R2 and Class R5 there is no initial sales charge so the public offering price is the same as the NAV.

CLASS A -- CALCULATION OF THE SALES CHARGE
Sales charges are determined as shown in the following table.

                      TABLE 4. CLASS A INITIAL SALES CHARGE

-----------------------------------------------------------------------------
                                   Sales charge(a) AS A PERCENTAGE OF:
                         ----------------------------------------------------
  TOTAL MARKET VALUE        PUBLIC OFFERING PRICE(b)      NET AMOUNT INVESTED
-----------------------------------------------------------------------------
Up to $49,999                         5.75%                      6.10%
-----------------------------------------------------------------------------
$50,000 - $99,999                     4.75%                      4.99%
-----------------------------------------------------------------------------
$100,000 - $249,999                   3.50%                      3.63%
-----------------------------------------------------------------------------
$250,000 - $499,999                   2.50%                      2.56%
-----------------------------------------------------------------------------
$500,000 - $999,999                   2.00%                      2.04%
-----------------------------------------------------------------------------
$1,000,000 or
  more(c),(d)                         0.00%                      0.00%
-----------------------------------------------------------------------------



    (a) Because of rounding in the calculation of the purchase price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

    (b) Purchase price includes the sales charge.

    (c) Although there is no sales charge for purchases with a total market value of $1,000,000 or more, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources: a sales commission of up to 1.00% for a sale of $1,000,000 to $3,999,999; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more.


Statement of Additional Information - Dec. 30, 2009                      Page 20

    (d) For certain eligible employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources: a sale commission of 1.00% for a sale of $1 to $3,999,999 received in eligible employee benefit plans; a sales commission of up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more. See "Initial Sales Charge -- Waivers of the sales charge for Class A shares" for employee benefit plan eligibility rules.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares.

                         TABLE 5. PUBLIC OFFERING PRICE


-------------------------------------------------------------
                   1.0 MINUS MAXIMUM
NET ASSET VALUE       SALES CHARGE      PUBLIC OFFERING PRICE
-------------------------------------------------------------
     $11.07              0.9425                 $11.75
-------------------------------------------------------------


CLASS A - LETTER OF INTENT (LOI)
If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the Fund's distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds' Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A shares and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sale charge than would otherwise be available to you under the LOI, future sales charges will be determined by ROA as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of funds other than Class A; does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period; purchases in funds held within a wrap product; and purchases of money market funds unless they are subsequently exchanged to Class A shares of a fund within the 13-month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

CLASS A SHARES
Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, financial intermediary or the transfer agent of such eligibility and be prepared to provide proof thereof. For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to an authorized financial intermediary effecting the purchase, a 1% CDSC may be charged if you sell your shares within 18 months after purchase. A CDSC will be based on the original purchase cost or the current market value of the shares being sold, whichever is less.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

    - shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

    - participants of "eligible employee benefit plans" including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and December 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to December 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after December 31, 2009.


Statement of Additional Information - Dec. 30, 2009                      Page 21

    - to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.

    - plans that (i) own Class B shares of any Seligman fund and (ii) participate in Seligman Growth 401(k) through Ascensus's (formerly BISYS) third party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

    - to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" for which Charles Schwab & Co., Inc. acts as broker dealer.

    - to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, for which the plan had $500,000 or 50 participants when the shares were initially purchased.

    - to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

    - to other investment companies in the RiverSource Family of Funds pursuant to a "fund of funds" arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A SHARES. The CDSC will be waived on sales of shares:

    - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

CLASS B SHARES
Class B shares have a CDSC for six years. Class B shares purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Class B shares purchased in a RiverSource fund beginning May 21, 2005 and Class B shares purchased in a Seligman fund beginning June 13, 2009 will convert to Class A shares one month after the completion of the eighth year of ownership.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

    - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase

    - for shares of RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan

    - for shares of RiverSource funds held in IRAs or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

    - at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

    - selling under an approved substantially equal periodic payment arrangement.

CLASS C SHARES
Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.


Statement of Additional Information - Dec. 30, 2009                      Page 22

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares:

    - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase

    - for shares of RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan and for shares of RiverSource funds held in tax-sheltered custodial accounts where Ameriprise Trust Company is the custodian, in cases where the sale is not a full liquidation of the Qualified Plan Account, and in cases where the sale is a full liquidation of a Qualified Plan Account held for the benefit of multiple plan participants, but the full liquidation is not the result of a mutual fund line-up (plan investment option) change or plan termination.

CLASS R SHARES
Class R2 and Class R5 shares are offered to certain institutional investors. Class R2 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R2 shares are subject to a distribution fee and a plan administration fee. The following investors are eligible to purchase Class R2 and Class R5 shares:

    - Qualified employee benefit plans;

    - Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

    - Nonqualified deferred compensation plans;

    - State sponsored college savings plans established under Section 529 of the Internal Revenue Code;

    - Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

    - Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds); and

    - Bank Trusts.

In addition, for Class R shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

The Fund and the distributor of the Fund reserve the right to reject any business, in their sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

    - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

    - Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or,


Statement of Additional Information - Dec. 30, 2009                      Page 23

    - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the Board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, the Fund had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as shown in the table below. Because the measurement periods for a regulated investment company's income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between November 1 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

                         TABLE 6. CAPITAL LOSS CARRYOVER


                                TOTAL            AMOUNT         AMOUNT        AMOUNT          AMOUNT          AMOUNT
                             CAPITAL LOSS     EXPIRING IN    EXPIRING IN    EXPIRING IN     EXPIRING IN     EXPIRING IN
                              CARRYOVERS          2009           2010          2011            2012            2013
------------------------------------------------------------------------------------------------------------------------
                             $72,186,731           $0             $0            $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
                              AMOUNT        AMOUNT        AMOUNT        AMOUNT        AMOUNT
                            EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN
                               2014          2015          2016          2017          2018
-----------------------------------------------------------------------------------------------
                                $0            $0        $12,733,602   $59,453,129       $0
-----------------------------------------------------------------------------------------------



TAXES

SUBCHAPTER M COMPLIANCE
The Fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. The Fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the Fund's investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to Fund shareholders each taxable year. The source of income rules require that at least 90% of the Fund's gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded

Statement of Additional Information - Dec. 30, 2009                      Page 24
partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the Fund's assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the Fund's assets may be invested in the securities of any one issuer or two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the Fund fails to qualify as a regulated investment company under Subchapter M, the Fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, "all of" a shareholder's distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren't sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The Fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

The Fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, the Fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service
(IRS) under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

The Fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

EXCHANGES, PURCHASES AND SALES
For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.


Statement of Additional Information - Dec. 30, 2009                      Page 25

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual's cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

FOR EXAMPLE
You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 -- $1,000.00), you have a $157.50 gain ($1,100.00 -- $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

DISTRIBUTIONS
DIVIDENDS
Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred's dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below.

           TABLE 7. CORPORATE DEDUCTION AND QUALIFIED DIVIDEND INCOME

----------------------------------------------------------------------------------------------------
PERCENT OF DIVIDENDS QUALIFYING FOR CORPORATE DEDUCTION    QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS
----------------------------------------------------------------------------------------------------
                         65.12%                                             100.00%
----------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 26

CAPITAL GAINS DISTRIBUTIONS
Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund's capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

RETURN OF CAPITAL
If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund's distributions exceed its current and accumulated earnings and profits, that portion of the fund's distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder's original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder's tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

WITHHOLDING
Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.


Statement of Additional Information - Dec. 30, 2009                      Page 27

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

SERVICE PROVIDERS

INVESTMENT MANAGEMENT SERVICES

RiverSource Investments is the investment manager for the Fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Effective June 29, 2009, the investment manager receives a fee equal to an annual rate of 0.950% of the average daily net assets on the first $100 million of net assets and 0.850% of average daily net assets in excess of $100 million. Prior to June 29, 2009, the investment manager received a fee, equal to an annual rate of 1.00% of the average daily net assets on the first $100 million of net assets and 0.90% of average daily net assets in excess of $100 million

Under the Investment Management Services Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to the Fund's participation in inverse floater structures; and expenses properly payable by the Fund, approved by the Board.

The table below shows the total management fees paid by the Fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates.

                TABLE 8. MANAGEMENT FEES AND NONADVISORY EXPENSES


------------------------------------------------------------------------
           MANAGEMENT FEES                    NONADVISORY EXPENSES
------------------------------------------------------------------------
  2009         2008          2007         2009        2008        2007
------------------------------------------------------------------------
$800,616    $1,772,967    $2,081,618    $338,753    $561,931    $554,416
------------------------------------------------------------------------


MANAGER OF MANAGERS EXEMPTION
At a Special Meeting of shareholders held on June 2, 2009, shareholders of the Fund approved a policy authorizing the Fund to operate pursuant to an order received from the SEC that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

SUBADVISORY AGREEMENT
On September 15, 2003, Wellington Management assumed responsibility for providing investment advisory services to the Fund. The subadvisory arrangement between J. & W. Seligman & Co. Incorporated (Seligman, the predecessor investment manager) and Wellington Management was approved initially by the Board in respect of the Fund on September 4, 2003. The engagement by Seligman of Wellington Management was approved by the shareholders of the Fund at a special meeting held on December 4, 2003. The subadvisory arrangement between RiverSource Investments and Wellington Management was initially approved by the Board on July 29, 2008. The engagement by RiverSource Investments of Wellington Management was approved by the shareholders of the Fund at a special meeting held on November 3, 2008.

At the July 29, 2008 meeting, the Board approved the Investment Management Services Agreement as well the Subadvisory Agreement. These new agreements became effective on November 7, 2008.

The fees payable by the Fund did not increase as a result of the engagement of Wellington Management. The fees of Wellington Management are paid by RiverSource Investments (not by the Fund).


Statement of Additional Information - Dec. 30, 2009                      Page 28

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of October 31, 2009, Wellington Management had investment management authority with respect to approximately $507 billion* in assets (* the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Under the Subadvisory Agreement, Wellington Management is responsible for providing investment advisory services to the Fund. Wellington Management is also responsible for selecting brokers for the execution of purchases and sales on behalf of the Fund.

TERMS OF THE SUBADVISORY AGREEMENT
SERVICES. Under the Subadvisory Agreement, Wellington Management, subject to the control of the Board and in accordance with the objective, policies and principles of the Fund set forth in the Prospectus and this SAI and the requirements of the 1940 Act and other applicable law, furnishes RiverSource Investments and the Fund with such investment advice, research and assistance as RiverSource Investments or the Fund shall from time to time reasonably request. In this regard, it is the responsibility of Wellington Management, in respect of the Fund: (i) to participate in the development of the Fund's overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Fund with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and (vi) unless otherwise agreed to by RiverSource Investments, vote proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested from time to time. Wellington Management's responsibilities extend to all of the Fund's assets. Under the Investment Management Services Agreement, RiverSource Investments has responsibility for investment management services provided under the Subadvisory Agreement.

LIABILITY. The Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, Wellington Management shall not be liable to the Series for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the Subadvisory Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that Wellington Management will be liable for any loss incurred by the Series, the Fund, RiverSource Investments or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington Management which results, directly or indirectly, in a material error in the net asset value of the Fund.

COMPENSATION. Under the Subadvisory Agreement, Wellington Management receives each month a fee calculated on each day during such month at an annual rate of 0.750% of the average daily net assets on the first $100 million of net assets and 0.650% of average daily net assets in excess of $100 million. This fee is paid by RiverSource Investments and does not affect the total fee paid by the Fund to RiverSource Investments pursuant to the Investment Management Services Agreement.

EXPENSES. Pursuant to the Subadvisory Agreement, Wellington Management pays all of its expenses arising from the performance of its duties under the Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of the Fund's investments.

TERMINATION. The Subadvisory Agreement provides that it is effective November 7, 2008 and will continue in effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time, with respect to the Fund, without payment of penalty, by the Fund on 60 days' written notice to Wellington Management by vote of the Board of the Series or by vote of the majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund. The Subadvisory Agreement also provides that it may also be terminated, with respect to the Fund, by Wellington Management or RiverSource Investments at any time upon not less than 60 days' written notice to the other and to the Series. The Subadvisory Agreement will automatically terminate in the event of its assignment in respect of the Fund, and upon termination of the Investment Management Services Agreement in respect of the Fund.

The subadvisory fees paid by the investment manager to Wellington Management in the last three fiscal periods ended Oct. 31, 2009, 2008 and 2007 were $612,716, $1,313,083 and $1,524,265, respectively.


Statement of Additional Information - Dec. 30, 2009                      Page 29

PORTFOLIO MANAGERS. The following table provides information about the Fund's portfolio managers as of the end of the most recent fiscal period.

                           TABLE 9. PORTFOLIO MANAGERS


-----------------------------------------------------------------------------------------------------------
                                                     OTHER ACCOUNTS MANAGED (EXCLUDING THE
                                                                     FUND)
                                                  ------------------------------------------
                                                   NUMBER AND     APPROXIMATE    PERFORMANCE
                                                     TYPE OF         TOTAL          BASED      OWNERSHIP OF
PORTFOLIO MANAGER                                   ACCOUNT*      NET ASSETS       ACCOUNTS     FUND SHARES
-----------------------------------------------------------------------------------------------------------
                                                      4 RIC      $441 million
                                                     10 PIV      $708 million
Jamie A. Rome                                       18 Other    $1,306 million       None          None
-----------------------------------------------------------------------------------------------------------
                                                      2 RIC      $388 million
                                                     10 PIV      $332 million
Simon H. Thomas                                      5 Other     $257 million        None          None
-----------------------------------------------------------------------------------------------------------



    * RIC refers to a Registered Investment Company, PIV refers to Pooled Investment Vehicle.

STRUCTURE OF COMPENSATION
COMPENSATION OF PORTFOLIO MANAGERS. Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and RiverSource Investments on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended October 31, 2009.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Fund's portfolio managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund (Portfolio Managers) includes a base salary and incentive components. The base salary for Mr. Rome, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Thomas is determined by his experience and performance in his role as an Investment Professional. Base salaries for Wellington Management employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Portfolio Manager. Each Portfolio Manager's incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the S&P North America under USD $2 billion (Mr. Rome) and the S&P EPAC under USD $2 billion (Mr. Thomas) over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Rome is a partner of the firm.

POTENTIAL CONFLICTS OF INTEREST
WELLINGTON MANAGEMENT. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolio Managers generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account,

Statement of Additional Information - Dec. 30, 2009                      Page 30
including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

ADMINISTRATIVE SERVICES

Under an Administrative Services Agreement, effective June 29, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets as follows:

            TABLE 10. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE

---------------------------------------------------------------
ASSET LEVELS                                    APPLICABLE FEES
---------------------------------------------------------------
$0 - $500,000,000                                    0.080%
---------------------------------------------------------------
$500,000,001 - $1,000,000,000                        0.075%
---------------------------------------------------------------
$1,000,000,001 - $3,000,000,000                      0.070%
---------------------------------------------------------------
$3,000,000,001 - $12,000,000,000                     0.060%
---------------------------------------------------------------
$12,000,000,001+                                     0.050%
---------------------------------------------------------------


Prior to June 29, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on June 29, 2009 are offset by a corresponding decrease in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent. Prior to Nov. 7, 2008, administrative services were provided to the Fund by Seligman as part of the former investment management services agreement with the Fund.

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Administrative Services fees paid by the Fund in the fiscal year ended Oct. 31, 2009 were $21,642 and the daily rate applied to the Fund's net assets as of the last day of the most recent fiscal period was 0.030%. For each of the fiscal years ended Oct. 31, 2007 and Oct. 31, 2008 the Fund did not pay an administrative services fee.


Statement of Additional Information - Dec. 30, 2009                      Page 31

Third parties with which Ameriprise Financial contracts to provide services for the Fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY SERVICES

The Fund has a Transfer Agency Agreement with RiverSource Service Corporation (the "transfer agent") located at 734 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares.

Effective June 15, 2009, the Fund pays the transfer agent an annual account-based fee as shown below. Prior to June 15, 2009, Seligman Data Corp. (SDC), owned by six associated investment companies provided shareholder servicing and transfer agency services to the Fund, as well as certain other Seligman funds. In January 2009, the Board approved the Fund's termination of the shareholder servicing and transfer agency relationship with SDC and the engagement of RiverSource Service Corporation to provide shareholder servicing and transfer agency services. As a result o f the Board's termination of the shareholder servicing and transfer agency relationship with SDC (which was SDC's sole business), SDC exited the transfer agent business effective June 15, 2009.

CLASS A, CLASS B AND CLASS C. For Class A, Class B and Class C, RiverSource Service Corporation will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The Fund will pay on the basis of the relative percentage of net assets of each class of shares, first allocating the base fee (equal to Class A shares) across share classes, and then allocating the incremental per share class fee, based on the number of shareholder accounts.

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

               Class A        Class B        Class C
               -------        -------        -------
                $19.50         $20.50         $20.00


CLASS R2 AND CLASS R5. For Class R2 and Class R5, RiverSource Service Corporation will earn a fee from the fund, accrued daily and payable monthly, determined by multiplying the average daily net assets of the applicable class by the annual rate of 0.05%.

In addition, an annual closed-account fee of $5.00 per inactive account is charged on a pro rata basis for 12 months from the date the account becomes inactive. The transfer agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The Fund has a Plan Administration Services Agreement with the transfer agent. Under the agreement the Fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the Fund attributable to Class R2 shares.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES

RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.), an indirect wholly-owned subsidiary of RiverSource Investments, LLC (the "distributor"), 50611 Ameriprise Financial Center, Minneapolis, MN 55474, serves as the Fund's principal underwriter. The Fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the distributor daily. The following table shows the sales charges paid to the

Statement of Additional Information - Dec. 30, 2009                      Page 32
distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods.

                   TABLE 11. SALES CHARGES PAID TO DISTRIBUTOR


--------------------------------------------------------------------------------
                                                AMOUNT RETAINED AFTER PAYING
  SALES CHARGES PAID TO DISTRIBUTOR            COMMISSIONS AND OTHER EXPENSES
--------------------------------------------------------------------------------
 2009           2008           2007          2009           2008           2007
--------------------------------------------------------------------------------
$5,403        $11,710        $43,351        $4,619        $10,247        $38,776
--------------------------------------------------------------------------------



Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund approved a Plan of Distribution (the Plan) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the Fund pays the distributor a fee up to actual expenses incurred at an annual rate as follows:

The fee is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class:

               Class A        Class B        Class C        Class R2
               -------        -------        -------        --------
                0.25%          1.00%          1.00%           0.50%


For Class B and Class C, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. Up to an additional 0.25% of the 1.00% fee is paid to the distributor to reimburse certain expenses incurred in connection with providing services to fund shareholders.

For Class R2, up to the entire amount of the fee shall be reimbursed for distribution expenses. Of that amount, for Class R2, up to 0.25% of the 0.50% fee may be reimbursed for shareholder servicing expenses.

Distribution and shareholder servicing expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions may compensate their financial advisors with the distribution and shareholder servicing fees paid to them by the distributor. Payments under the Plan are intended to result in an increase in fund assets and thus potentially result in economies of scale and lower costs for all shareholders.

Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material increase to expenses charged under the Class A plan.

Distribution expenses covered under this Plan include commissions to financial intermediaries, expenses related to printing prospectuses and reports used for sales purposes, the preparation, printing and distribution of advertising and sales literature, personnel, travel, office expense and equipment, and other distribution-related expenses. Shareholder service expenses include costs of establishing and maintaining shareholder accounts and records, assisting with purchase, redemption and exchange requests, arranging for bank wires, monitoring dividend payments from the funds on behalf of shareholders, forwarding certain shareholder communications from funds to shareholders, receiving and responding to inquiries and answering questions regarding the funds, aiding in maintaining the investment of shareholders in the funds and other service-related expenses.

A substantial portion of the expenses are not specifically identified to any one of the funds. The fee is not allocated to any one service (such as advertising, compensation to financial intermediaries, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The Plan must be approved annually by the Board, including a majority of the Board members who are not "interested persons" of the Fund (the Independent Directors) as defined by the 1940 Act, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the distributor.


Statement of Additional Information - Dec. 30, 2009                      Page 33

Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Independent Directors who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of Independent Directors is the responsibility of the other Independent Directors. Independent Directors do not have any direct or indirect financial interest in the operation of the Plan or any related agreement.

For its most recent fiscal period, the Fund paid 12b-1 fees as shown in the following table.

                              TABLE 12. 12b-1 FEES

               -------------------------------------------------------
               CLASS A         CLASS B         CLASS C        CLASS R2
               -------------------------------------------------------
               $116,307        $16,981        $203,513         $3,872
               -------------------------------------------------------


The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed ("unreimbursed expense") for Class B and Class C shares. These amounts are based on the most recent information available as of July 31, 2009 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

                  TABLE 13. UNREIMBURSED DISTRIBUTION EXPENSES

               -----------------------------------------------------------------------------
                                 PERCENTAGE OF                               PERCENTAGE OF
               CLASS B        CLASS B NET ASSETS          CLASS C         CLASS C NET ASSETS
               -----------------------------------------------------------------------------
               $28,000               1.48%              $3,842,000              16.81%
               -----------------------------------------------------------------------------


PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial intermediaries, including payment to affiliated broker-dealers, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the funds. These payments do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial intermediary, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges -- fees that a financial intermediary charges its representatives for effecting transactions in the funds. The amount of payment varies by financial intermediary, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial intermediary in addition to such asset-based fees, are considered on a case-by-case basis.

MARKETING AND SALES SUPPORT
Payments may be paid in support of retail, institutional, plan or other fee-based advisory program distribution efforts. These payments are typically made by the distributor in its efforts to advertise to and/or educate the financial intermediary's personnel, including its registered representatives, about the Fund. As a result of these payments, the distributor may obtain a

Statement of Additional Information - Dec. 30, 2009                      Page 34
higher profile and greater visibility for the Fund within the financial intermediary's organization, including placement of the Fund on the financial intermediary's preferred or recommended list. The distributor may also obtain greater access to sales meetings, sales representatives, and management representatives of the financial intermediary, including potentially having increased opportunity for fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and their clients and other events sponsored by the financial intermediary.

PROGRAM AND SHAREHOLDER SERVICING
Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial intermediary to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Below is a list of firms that the distributor and its affiliates make payments to for the above described services.

- ACS HR Solutions

- ADP Broker-Dealer, Inc.

- American Century Investment Management, Inc. and American Century Investment Services, Inc.

- Ameriprise Financial Services, Inc./American Enterprise Investment Services, Inc.

- Associated Securities Corp.

- Benefit Plans Administrative Services, Inc. and Community Bank System, Inc.

- Boston Financial Data Services, Inc.

- Charles Schwab Trust Co

- Charles Schwab and Company, Inc.

- Citigroup Global Markets Inc.

- Columbia Management Advisors, LLC and Columbia Management Distributors, Inc.

- Digital Retirement Solutions

- Expertplan

- Fidelity Brokerage Services/National Financial Services

- Fidelity Investments Institutional Operations Company/ Fidelity Investments Institutional Service Company

- FTJ Fund Choice

- GWFS Equities, Inc. (Fascore)

- Hartford Life Insurance Company

- Hartford Securities Distribution Company, Inc.

- ICMA-RC Services LLC

- ING Institutional Plan Services, LLC

- ING Life Insurance and Annuity

- ING National Trust

- J.P. Morgan Chase Bank, N.A.

- J.P. Morgan Retirement Plan Services, LLC

- John Hancock Life Insurance Co

- John Hancock Life Insurance Co New York

- Lincoln Retirement Services Company LLC

- LPL Financial Corporation

- Massachusetts Mutual Life Insurance Company (Mass Mutual/MML)

- Mercer HR Services, LLC

- Merrill Lynch, Pierce, Fenner & Smith, Inc.

- Mid Atlantic Capital Corp

- Minnesota Life Insurance Company a/k/a Securian

- Morgan Stanley & Co., Inc.

- MSCS Financial Services, LLC (Matrix)

- Mutual Service Corporation

- Nationwide Financial/Nationwide Investment Services Corp

- Newport Retirement Services, Inc.

- NYLife Distributors LLC

- Oppenheimer & Co.  Inc.

- Plan Administrators, Inc.

- Principal Life Insurance Company

- Prudential Insurance Company of America

- Prudential Investment Management Services LLC/Prudential Investments LLC

- Raymond James & Associates and Raymond James Financial Services

- RBC Capital Markets Corporation

- Reliance Trust Company

- The Retirement Plan Company, LLC

- Securities America, Inc.

- Security Trust Company

- Standard Retirement Services, Inc.

- TD Ameritrade Trust Company

- The Princeton Retirement Group and GPC Securities, Inc.

- UBS Financial Services, Inc.

- UVest Financial Services Group, Inc.

- Vanguard Fiduciary Trust Co/The Vanguard Group Inc.

- Vertical Management Systems, Inc.

- Wachovia Retirement Services

- Wachovia Bank NA

- Waterstone Financial Group, Inc.


Statement of Additional Information - Dec. 30, 2009                      Page 35

- Wells Fargo Advisors, LLC

- Wells Fargo Bank N.A.

- Wilmington Trust Company

- Wilmington Trust Retirement and Institutional Services Company

OTHER PAYMENTS
The distributor and its affiliates may separately pay financial intermediaries in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, client and investor events and other financial intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial intermediary.

CUSTODIAN SERVICES

The Fund's securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, the Fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Fund's custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Director, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

ORGANIZATIONAL INFORMATION

CLASSIFICATION

The Fund is a diversified, open-end management investment company, or mutual fund. The Fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in the Fund's net assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of the Fund.


Statement of Additional Information - Dec. 30, 2009                      Page 36

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on the number of shares you own in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law.

DIVIDEND RIGHTS

Dividends paid by the fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund's Board members. The RiverSource Family of Funds consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Under current Board policy, members may serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

On Nov. 7, 2008, RiverSource Investments announced the closing of its acquisition of J. & W. Seligman & Co. Incorporated (the "Seligman Acquisition"). In connection with the Seligman Acquisition, Messrs. Leroy C. Richie and John F. Maher, who were members of the Seligman funds' Board prior to Nov. 7, 2008, began service on the Board after the Seligman Acquisition, which resulted in an overall increase from ten directors to twelve for all funds.

                             TABLE 14. BOARD MEMBERS

INDEPENDENT BOARD MEMBERS

                           POSITION HELD
                          WITH FUNDS AND
                             LENGTH OF           PRINCIPAL OCCUPATION                OTHER               COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS           DIRECTORSHIPS          MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member      Chief Justice, Minnesota         None                    Board Governance,
901 S. Marquette Ave.    since 2006        Supreme Court, 1998-2006;                                Compliance,
Minneapolis, MN 55402                      Attorney                                                 Investment Review,
Age 55                                                                                              Audit
----------------------------------------------------------------------------------------------------------------------

Arne H. Carlson          Board member      Chair, RiverSource Family of     None                    Board Governance,
901 S. Marquette Ave.    since 1999        Funds, 1999-2006; former                                 Compliance,
Minneapolis, MN 55402                      Governor of Minnesota                                    Contracts,
Age 75                                                                                              Executive,
                                                                                                    Investment Review
----------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton        Board member      President, Springboard-Partners  None                    Distribution,
901 S. Marquette Ave.    since 2007        in Cross Cultural Leadership                             Investment Review,
Minneapolis, MN 55402                      (consulting company)                                     Audit
Age 55
----------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn        Board member      Trustee Professor of Economics   None                    Board Governance,
901 S. Marquette Ave.    since 2004        and Management, Bentley                                  Contracts,
Minneapolis, MN 55402                      University; former Dean,                                 Investment Review
Age 59                                     McCallum Graduate School of
                                           Business, Bentley University
----------------------------------------------------------------------------------------------------------------------

Anne P. Jones            Board member      Attorney and Consultant          None                    Board Governance,
901 S. Marquette Ave.    since 1985                                                                 Compliance,
Minneapolis, MN 55402                                                                               Executive,
Age 74                                                                                              Investment Review,
                                                                                                    Audit
----------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA     Board member      Former Managing Director,        American Progressive    Distribution,
901 S. Marquette Ave.    since 2005        Shikiar Asset Management         Insurance               Executive,
Minneapolis, MN 55402                                                                               Investment Review,
Age 74                                                                                              Audit
----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 37

                           POSITION HELD
                          WITH FUNDS AND
                             LENGTH OF           PRINCIPAL OCCUPATION                OTHER               COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS           DIRECTORSHIPS          MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Chair of the      President Emeritus and           Valmont Industries,     Board Governance,
901 S. Marquette Ave.    Board since       Professor of Economics,          Inc. (manufactures      Compliance,
Minneapolis, MN 55402    2007, Board       Carleton College                 irrigation systems)     Contracts,
Age 70                   member since                                                               Executive,
                         2002                                                                       Investment Review
----------------------------------------------------------------------------------------------------------------------

John F. Maher            Board member      Retired President and Chief      None                    Distribution,
901 S. Marquette Ave.    since 2008        Executive Officer and former                             Investment Review,
Minneapolis, MN 55402                      Director, Great Western                                  Audit
Age 66                                     Financial Corporation
                                           (financial services), 1986-1997
----------------------------------------------------------------------------------------------------------------------

Catherine James Paglia   Board member      Director, Enterprise Asset       None                    Board Governance,
901 S. Marquette Ave.    since 2004        Management, Inc. (private real                           Compliance,
Minneapolis, MN 55402                      estate and asset management                              Contracts,
Age 57                                     company)                                                 Executive,
                                                                                                    Investment Review
----------------------------------------------------------------------------------------------------------------------

Leroy C. Richie          Board member      Counsel, Lewis & Munday, P.C.    Digital Ally, Inc.      Contracts,
901 S. Marquette Ave.    since 2008        since 1987; Vice President and   (digital imaging);      Distribution,
Minneapolis, MN 55402                      General Counsel, Automotive      Infinity, Inc. (oil     Investment Review
Age 68                                     Legal Affairs, Chrysler          and gas exploration
                                           Corporation, 1990-1997           and production); OGE
                                                                            Energy Corp. (energy
                                                                            and energy services)
----------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby     Board member      Chief Executive Officer and      Idera Pharmaceuticals,  Contracts,
901 S. Marquette Ave.    since 2002        Director, RiboNovix, Inc. since  Inc. (biotechnology);   Distribution,
Minneapolis, MN 55402                      2003 (biotechnology); former     Healthways, Inc.        Executive,
Age 65                                     President, Forester Biotech      (health management      Investment Review
                                                                            programs)
----------------------------------------------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF               PRINCIPAL OCCUPATION                                   COMMITTEE
       NAME, ADDRESS, AGE              SERVICE               DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS   MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
William F. Truscott               Board member      President - U.S. Asset Management and     None                 None
53600 Ameriprise Financial        since 2001, Vice  Chief Investment Officer, Ameriprise
Center                            President since   Financial, Inc. since 2005; President,
Minneapolis, MN 55474             2002              Chairman of the Board and Chief
Age 49                                              Investment Officer, RiverSource
                                                    Investments, LLC since 2001; Director,
                                                    President and Chief Executive Officer,
                                                    Ameriprise Certificate Company since
                                                    2006; Chairman of the Board and Chief
                                                    Executive Officer, RiverSource
                                                    Distributors, Inc. since 2006 and of
                                                    RiverSource Fund Distributors, Inc.
                                                    since 2008; and Senior Vice
                                                    President - Chief Investment Officer,
                                                    Ameriprise Financial, Inc., 2001-2005
--------------------------------------------------------------------------------------------------------------------------------



    * Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.


Statement of Additional Information - Dec. 30, 2009                      Page 38

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the funds' other officers are:

                            TABLE 15. FUND OFFICERS

                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF                  PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
Patrick T. Bannigan               President since   Director and Senior Vice President - Asset
172 Ameriprise Financial Center   2006              Management, Products and Marketing,
Minneapolis, MN 55474                               RiverSource Investments, LLC and Director and
Age 44                                              Vice President - Asset Management, Products
                                                    and Marketing, RiverSource Distributors, Inc.
                                                    since 2006 and of RiverSource Fund
                                                    Distributors, Inc. since 2008; Managing
                                                    Director and Global Head of Product, Morgan
                                                    Stanley Investment Management, 2004-2006;
                                                    President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------


Michelle M. Keeley                Vice President    Executive Vice President - Equity and Fixed
172 Ameriprise Financial Center   since 2004        Income, Ameriprise Financial, Inc. and
Minneapolis, MN 55474                               RiverSource Investments, LLC since 2006; Vice
Age 45                                              President - Investments, Ameriprise
                                                    Certificate Company since 2003; Senior Vice
                                                    President - Fixed Income, Ameriprise
                                                    Financial, Inc., 2002-2006 and RiverSource
                                                    Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------


Amy K. Johnson                    Vice President    Chief Administrative Officer, RiverSource
5228 Ameriprise Financial Center  since 2006        Investments, LLC since 2009; Vice
Minneapolis, MN 55474                               President - Asset Management and Trust Company
Age 44                                              Services, RiverSource Investments, LLC, 2006-
                                                    2009; Vice President - Operations and
                                                    Compliance, RiverSource Investments, LLC,
                                                    2004-2006; Director of Product
                                                    Development - Mutual Funds, Ameriprise
                                                    Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------


Jeffrey P. Fox                    Treasurer since   Vice President - Investment Accounting,
105 Ameriprise Financial Center   2002              Ameriprise Financial, Inc. since 2002; Chief
Minneapolis, MN 55474                               Financial Officer, RiverSource Distributors,
Age 54                                              Inc. since 2006 and of RiverSource Fund
                                                    Distributors, Inc. since 2008
--------------------------------------------------------------------------------------------------


Scott R. Plummer                  Vice President,   Vice President and Chief Counsel - Asset
5228 Ameriprise Financial Center  General Counsel   Management, Ameriprise Financial, Inc. since
Minneapolis, MN 55474             and Secretary     2005; Chief Counsel, RiverSource Distributors,
Age 50                            since 2006        Inc. and Chief Legal Officer and Assistant
                                                    Secretary, RiverSource Investments, LLC since
                                                    2006; Chief Counsel, RiverSource Fund
                                                    Distributors, Inc. since 2008; Vice President,
                                                    General Counsel and Secretary, Ameriprise
                                                    Certificate Company since 2005; Vice
                                                    President - Asset Management Compliance,
                                                    Ameriprise Financial, Inc., 2004-2005; Senior
                                                    Vice President and Chief Compliance Officer,
                                                    USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------


Eleanor T.M. Hoagland             Chief Compliance  Chief Compliance Officer, RiverSource
100 Park Avenue                   Officer since     Investments, LLC, Ameriprise Certificate
New York, NY 10010                2009              Company and RiverSource Service Corporation
Age 58                                              since 2009; Chief Compliance Officer for each
                                                    of the Seligman funds since 2004; Anti Money
                                                    Laundering Prevention Officer and Identity
                                                    Theft Prevention Officer for each of the
                                                    Seligman funds since 2008; Managing Director,
                                                    J. & W. Seligman & Co. Incorporated and Vice-
                                                    President for each of the Seligman funds,
                                                    2004-2008.
--------------------------------------------------------------------------------------------------

Neysa M. Alecu                    Money Laundering  Vice President - Compliance, Ameriprise
2934 Ameriprise Financial Center  Prevention        Financial, Inc. since 2008; Anti-Money
Minneapolis, MN 55474             Officer since     Laundering Officer, Ameriprise Financial, Inc.
Age 45                            2004              since 2004; Compliance Director, Ameriprise
                                                    Financial, Inc., 2004-2008.
--------------------------------------------------------------------------------------------------



RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT
The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and

Statement of Additional Information - Dec. 30, 2009                      Page 39
shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

COMMITTEES OF THE BOARD
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors (persons who are not "interested persons" of the fund as that term is defined in the 1940 Act. The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Directors and the investment manager between Board meetings in respect of general matters.

BOARD GOVERNANCE COMMITTEE -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters. The committee also reviews candidates for Board membership, including candidates recommended by shareholders.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate's ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

COMPLIANCE COMMITTEE -- Supports the funds' maintenance of a strong compliance program by providing a forum for Independent Directors to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the funds' Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the funds' CCO to meet with Independent Directors on a regular basis to discuss compliance matters.

CONTRACTS COMMITTEE -- Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

DISTRIBUTION COMMITTEE -- Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate.

EXECUTIVE COMMITTEE -- Acts for the Board between meetings of the Board.


Statement of Additional Information - Dec. 30, 2009                      Page 40

INVESTMENT REVIEW COMMITTEE -- Reviews and oversees the management of the funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

AUDIT COMMITTEE -- Oversees the accounting and financial reporting processes of the funds and internal controls over financial reporting. Oversees the quality and integrity of the funds' financial statements and independent audits as well as the funds' compliance with legal and regulatory requirements relating to the funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the funds' independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.

This table shows the number of times the committees met during the Fund's most recent fiscal period.

                          TABLE 16. COMMITTEE MEETINGS

-----------------------------------------------------------------------------------------------
   BOARD                                                              INVESTMENT
GOVERNANCE    COMPLIANCE    CONTRACTS    DISTRIBUTION    EXECUTIVE      REVIEW      JOINT AUDIT
 COMMITTEE     COMMITTEE    COMMITTEE      COMMITTEE     COMMITTEE     COMMITTEE     COMMITTEE
-----------------------------------------------------------------------------------------------
     5             5            6              3             3             5             5
-----------------------------------------------------------------------------------------------


BOARD MEMBER HOLDINGS

The following table shows the Board members' dollar range of equity securities of the Fund beneficially owned on Dec. 31, 2008, and the aggregate dollar range of equity securities of all funds overseen by the Board members.

                         TABLE 17. BOARD MEMBER HOLDINGS

Based on net asset values as of Dec. 31, 2008:

                                                                          AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES OF ALL
                                         DOLLAR RANGE OF EQUITY                 FUNDS OVERSEEN
BOARD MEMBER                             SECURITIES IN THE FUND                BY BOARD MEMBER
-------------------------------------------------------------------------------------------------------
Kathleen Blatz                                    None                          Over $100,000
-------------------------------------------------------------------------------------------------------
Arne H. Carlson                                   None                          Over $100,000
-------------------------------------------------------------------------------------------------------
Pamela G. Carlton                                 None                         $50,001-$100,000
-------------------------------------------------------------------------------------------------------
Patricia M. Flynn                                 None                          Over $100,000*
-------------------------------------------------------------------------------------------------------
Anne P. Jones                                     None                          Over $100,000
-------------------------------------------------------------------------------------------------------
Jeffrey Laikind                                   None                          Over $100,000
-------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                             None                          Over $100,000*
-------------------------------------------------------------------------------------------------------
John F. Maher                                  $0-$10,000                       Over $100,000*
-------------------------------------------------------------------------------------------------------
Catherine James Paglia                            None                          Over $100,000*
-------------------------------------------------------------------------------------------------------
Leroy C. Richie                                $0-$10,000                       Over $100,000
-------------------------------------------------------------------------------------------------------
Alison Taunton Rigby                              None                          Over $100,000
-------------------------------------------------------------------------------------------------------
William F. Truscott                               None                          Over $100,000
-------------------------------------------------------------------------------------------------------


    *    Total includes deferred compensation invested in share equivalents.


Statement of Additional Information - Dec. 30, 2009                      Page 41

The following table shows the Board members' dollar range of equity securities of the Fund beneficially owned on Sept. 30, 2009, and the aggregate dollar range of equity securities of all funds overseen by the Board members.

              TABLE 17A. BOARD MEMBER HOLDINGS -- AS OF QUARTER END

Based on net asset values as of Sept. 30, 2009:

                                                                          AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES OF ALL
                                         DOLLAR RANGE OF EQUITY                 FUNDS OVERSEEN
BOARD MEMBER                             SECURITIES IN THE FUND                BY BOARD MEMBER
-------------------------------------------------------------------------------------------------------
Kathleen Blatz                                    None                          Over $100,000
-------------------------------------------------------------------------------------------------------
Arne H. Carlson                                   None                          Over $100,000
-------------------------------------------------------------------------------------------------------
Pamela G. Carlton                                 None                          Over $100,000*
-------------------------------------------------------------------------------------------------------
Patricia M. Flynn                                 None                          Over $100,000*
-------------------------------------------------------------------------------------------------------
Anne P. Jones                                     None                          Over $100,000
-------------------------------------------------------------------------------------------------------
Jeffrey Laikind                                   None                          Over $100,000
-------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                             None                          Over $100,000*
-------------------------------------------------------------------------------------------------------
John F. Maher                                     None                          Over $100,000*
-------------------------------------------------------------------------------------------------------
Catherine James Paglia                            None                          Over $100,000*
-------------------------------------------------------------------------------------------------------
Leroy C. Richie                                $0-$10,000                       Over $100,000
-------------------------------------------------------------------------------------------------------
Alison Taunton Rigby                              None                          Over $100,000
-------------------------------------------------------------------------------------------------------
William F. Truscott                               None                          Over $100,000
-------------------------------------------------------------------------------------------------------


    *    Total includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of the Fund.

COMPENSATION OF BOARD MEMBERS

TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

                TABLE 18. BOARD MEMBER COMPENSATION -- ALL FUNDS

                                                         TOTAL CASH COMPENSATION FROM
BOARD MEMBER(a)                                           FUNDS PAID TO BOARD MEMBER
----------------------------------------------------------------------------------------------
Kathleen Blatz                                                     $167,500
----------------------------------------------------------------------------------------------
Arne H. Carlson                                                    $172,500
----------------------------------------------------------------------------------------------
Pamela G. Carlton                                                  $155,000(b)
----------------------------------------------------------------------------------------------
Patricia M. Flynn                                                  $160,000(b)
----------------------------------------------------------------------------------------------
Anne P. Jones                                                      $167,500
----------------------------------------------------------------------------------------------
Jeffrey Laikind                                                    $155,000
----------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                              $400,000(b)
----------------------------------------------------------------------------------------------
John F. Maher                                                      $132,083(b)
----------------------------------------------------------------------------------------------
Catherine James Paglia                                             $172,500(b)
----------------------------------------------------------------------------------------------
Leroy Richie                                                       $160,000
----------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                               $160,000
----------------------------------------------------------------------------------------------



 (a) Board member compensation is a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board.

 (b) Ms. Carlton, Ms. Flynn, Mr. Lewis, Mr. Maher and Ms. Paglia elected to defer a portion of the total cash compensation payable during the period in the amount of $49,667, $52,625, $60,000, $120,458 and $30,000, respectively. Amount deferred by fund is set forth in Table 19. Additional information regarding the deferred compensation plan is described below.


Statement of Additional Information - Dec. 30, 2009                      Page 42

The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Directors , the Independent Directorstake into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Directors also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Directorstake into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the Independent Directors, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other Independent Directors.

The Independent Directors are paid an annual retainer of $95,000. Committee and sub- committee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Directors are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Directorsare not paid for special telephonic meetings. In 2008, the Board's Chair will receive total annual cash compensation of $400,000. The fees payable to the Chair as well as the other fees described above that are payable to the other Independent Directors are the aggregate fees paid by all of the funds (other than any fund of funds) in the RiverSource Family of Funds. These fees are accrued monthly based upon the relative net assets of these funds.

The Independent Directors may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more funds in the RiverSource Family of Funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

COMPENSATION FROM THE FUND. The following table shows the compensation paid to Independent Directors from the Fund during its last fiscal period.

                 TABLE 19. BOARD MEMBER COMPENSATION -- THE FUND

                                               AGGREGATE
                                              COMPENSATION
BOARD MEMBER                                 FROM THE FUND                     AMOUNT DEFERRED
-------------------------------------------------------------------------------------------------------
Kathleen Blatz                                    $210                               $  0
-------------------------------------------------------------------------------------------------------
Arne H. Carlson                                    216                                  0
-------------------------------------------------------------------------------------------------------
Pamela G. Carlton                                  195                                 59
-------------------------------------------------------------------------------------------------------
Patricia M. Flynn                                  179                                 46
-------------------------------------------------------------------------------------------------------
Anne P. Jones                                      210                                  0
-------------------------------------------------------------------------------------------------------
Jeffrey Laikind                                    195                                  0
-------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                              480                                 59
-------------------------------------------------------------------------------------------------------
John F. Maher                                      181                                163
-------------------------------------------------------------------------------------------------------
Catherine James Paglia                             171                                  0
-------------------------------------------------------------------------------------------------------
Leroy Richie                                       200                                  0
-------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                               200                                  0
-------------------------------------------------------------------------------------------------------


The funds in the RiverSource Family of Funds, RiverSource Investments, unaffiliated and affiliated subadvisers, and RiverSource Fund Distributors have each adopted a Code of Ethics (collectively, the "Codes") and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund's access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ

Statement of Additional Information - Dec. 30, 2009                      Page 43
any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table identifies those investors who, as of 30 days after the end of the fund's fiscal period, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote.

          TABLE 20. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of 30 days after the end of the fund's fiscal period:

----------------------------------------------------------------------------------------
                                                                             PERCENT OF
                                                                              THE FUND
                                                                            (if greater
SHAREHOLDER NAME, CITY AND STATE               SHARE CLASS    PERCENTAGE     than 25%)
----------------------------------------------------------------------------------------
                                                     A          11.35%           --
                                              ------------------------------------------
Merrill Lynch Pierce Fenner & Smith,
  Jacksonville, FL                                   B          13.27%           --
                                              ------------------------------------------
                                                     C          18.31%           --
----------------------------------------------------------------------------------------
Morgan Stanley & Co., Jersey City, NJ                B           6.73%           --
----------------------------------------------------------------------------------------
Frontier Trust Company FBO, Fargo, ND               R2          83.70%           --
----------------------------------------------------------------------------------------
Patricks Plan LLC, Easton, MD                       R5          94.52%           --
----------------------------------------------------------------------------------------


RiverSource Investments or an affiliate may own shares of the Fund as a result of an initial capital investment at the inception of the Fund or class. To the extent initial capital investment by RiverSource Investments or an affiliate, represent more than 25% of a fund, RiverSource Investments and its affiliated companies may be deemed to control the fund.

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.


Statement of Additional Information - Dec. 30, 2009                      Page 44

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Family of Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J.&W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain openend registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements for the fiscal year ended October 31, 2009 contained in the Fund's Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP (E & Y), 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The financial statements for periods ended on or before October 31, 2008 were audited by Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281. E & Y also provides other accounting and tax-related services as requested by the Fund.


Statement of Additional Information - Dec. 30, 2009                      Page 45

                                                                      APPENDIX A

FUNDS IN THE RIVERSOURCE FAMILY OF FUNDS

                               THE SELIGMAN FUNDS


RIVERSOURCE GOVERNMENT MONEY MARKET FUND, INC.
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE
  FUND, INC.*
SELIGMAN CAPITAL FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND,
  INC.
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
  Seligman Global Smaller Companies Fund
  Seligman Global Technology Fund
SELIGMAN GROWTH FUND, INC.
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
  RiverSource LaSalle Global Real Estate Fund
  RiverSource LaSalle Monthly Dividend Real
     Estate Fund
SELIGMAN MUNICIPAL FUND SERIES, INC.
  Seligman National Municipal Class
  Seligman Minnesota Municipal Class
  Seligman New York Municipal Class
SELIGMAN MUNICIPAL SERIES TRUST
  Seligman California Municipal High Yield
     Series
  Seligman California Municipal Quality Series
SELIGMAN PORTFOLIOS, INC.
  Seligman Capital Portfolio
  Seligman Common Stock Portfolio
  Seligman Communications and Information
     Portfolio
  Seligman Global Technology Portfolio
  Seligman International Growth Portfolio
  Seligman Investment Grade Fixed Income
     Portfolio
  Seligman Large-Cap Value Portfolio
  Seligman Smaller-Cap Value Portfolio
SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND*
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
  Seligman TargETFund 2045
  Seligman TargETFund 2035
  Seligman TargETFund 2025
  Seligman TargETFund 2015
  Seligman TargETFund Core
SELIGMAN VALUE FUND SERIES, INC.
  Seligman Large-Cap Value Fund
  Seligman Smaller-Cap Value Fund
TRI-CONTINENTAL CORPORATION*


--------

    * A closed-end fund, shares of which may not be exchanged for an open-end fund.


Statement of Additional Information - Dec. 30, 2009                          A-1

                              THE RIVERSOURCE FUNDS

RIVERSOURCE BOND SERIES, INC.
  RiverSource Floating Rate Fund
  RiverSource Income Opportunities Fund
  RiverSource Inflation Protected Securities
     Fund
  RiverSource Limited Duration Bond Fund
CALIFORNIA TAX-EXEMPT TRUST
  RiverSource California Tax-Exempt Fund
RIVERSOURCE DIMENSIONS SERIES, INC.
  RiverSource Disciplined Small and Mid Cap
     Equity Fund
  RiverSource Disciplined Small Cap Value Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
  RiverSource Diversified Bond Fund
RIVERSOURCE EQUITY SERIES, INC.
  RiverSource Mid Cap Growth Fund
RIVERSOURCE GLOBAL SERIES, INC.
  RiverSource Absolute Return Currency and
     Income Fund
  RiverSource Emerging Markets Bond Fund
  RiverSource Global Bond Fund
  Threadneedle Emerging Markets Fund
  Threadneedle Global Equity Fund
  Threadneedle Global Equity Income Fund
  Threadneedle Global Extended Alpha Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
  RiverSource Short Duration U.S. Government
     Fund
  RiverSource U.S. Government Mortgage Fund
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
  RiverSource High Yield Bond Fund
RIVERSOURCE INCOME SERIES, INC.
  RiverSource Income Builder Basic Income Fund
  RiverSource Income Builder Enhanced Income
     Fund
  RiverSource Income Builder Moderate Income
     Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES,
  INC.
  RiverSource Partners International Select
     Growth Fund
  RiverSource Partners International Select
     Value Fund
  RiverSource Partners International Small Cap
     Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.
  RiverSource Disciplined International Equity
     Fund
  Threadneedle Asia Pacific Fund
  Threadneedle European Equity Fund
  Threadneedle International Opportunity Fund
RIVERSOURCE INVESTMENT SERIES, INC.
  RiverSource Balanced Fund
  RiverSource Disciplined Large Cap Growth
     Fund
  RiverSource Disciplined Large Cap Value Fund
  RiverSource Diversified Equity Income Fund
  RiverSource Mid Cap Value Fund
RIVERSOURCE LARGE CAP SERIES, INC.
  RiverSource Disciplined Equity Fund
RIVERSOURCE MANAGERS SERIES, INC.
  RiverSource Partners Aggressive Growth Fund
  RiverSource Partners Fundamental Value Fund
  RiverSource Partners Select Value Fund
  RiverSource Partners Small Cap Equity Fund
  RiverSource Partners Small Cap Value Fund
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
  RiverSource Portfolio Builder Conservative
     Fund
  RiverSource Portfolio Builder Moderate
     Conservative Fund
  RiverSource Portfolio Builder Moderate Fund
  RiverSource Portfolio Builder Moderate
     Aggressive Fund
  RiverSource Portfolio Builder Aggressive
     Fund
  RiverSource Portfolio Builder Total Equity
     Fund
  RiverSource S&P 500 Index Fund
  RiverSource Small Company Index Fund
RIVERSOURCE MONEY MARKET SERIES, INC.
  RiverSource Cash Management Fund
RIVERSOURCE SECTOR SERIES, INC.
  RiverSource Dividend Opportunity Fund
  RiverSource Real Estate Fund
RIVERSOURCE SELECTED SERIES, INC.
  RiverSource Precious Metals and Mining Fund
RIVERSOURCE SERIES TRUST
  RiverSource 120/20 Contrarian Equity Fund
  RiverSource Recovery and Infrastructure Fund
  RiverSource Retirement Plus 2010 Fund
  RiverSource Retirement Plus 2015 Fund
  RiverSource Retirement Plus 2020 Fund
  RiverSource Retirement Plus 2025 Fund
  RiverSource Retirement Plus 2030 Fund
  RiverSource Retirement Plus 2035 Fund
  RiverSource Retirement Plus 2040 Fund
  RiverSource Retirement Plus 2045 Fund
RIVERSOURCE SHORT TERM INVESTMENTS SERIES,
  INC.
  RiverSource Short-Term Cash Fund
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
  RiverSource Minnesota Tax-Exempt Fund
  RiverSource New York Tax-Exempt Fund
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
  RiverSource Strategic Allocation Fund
  RiverSource Strategic Income Allocation Fund
RIVERSOURCE STRATEGY SERIES, INC.
  RiverSource Equity Value Fund
  RiverSource Partners Small Cap Growth Fund
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
  RiverSource Tax-Exempt High Income Fund
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES,
  INC.
  RiverSource Tax-Exempt Money Market Fund
RIVERSOURCE TAX-EXEMPT SERIES, INC.
  RiverSource Intermediate Tax-Exempt Fund
  RiverSource Tax-Exempt Bond Fund
RIVERSOURCE VARIABLE SERIES TRUST
  Disciplined Asset Allocation
     Portfolios -- Aggressive
  Disciplined Asset Allocation
     Portfolios -- Conservative
  Disciplined Asset Allocation
     Portfolios -- Moderate
  Disciplined Asset Allocation
     Portfolios -- Moderately Aggressive


Statement of Additional Information - Dec. 30, 2009                          A-2

  Disciplined Asset Allocation
     Portfolios -- Moderately Conservative
  RiverSource Partners Variable
     Portfolio -- Fundamental Value Fund
  RiverSource Partners Variable
     Portfolio -- Select Value Fund
  RiverSource Partners Variable
     Portfolio -- Small Cap Value Fund
  RiverSource Variable Portfolio -- Balanced
     Fund
  RiverSource Variable Portfolio -- Cash
     Management Fund
  RiverSource Variable Portfolio -- Core
     Equity Fund
  RiverSource Variable
     Portfolio -- Diversified Bond Fund
  RiverSource Variable
     Portfolio -- Diversified Equity Income
     Fund
  RiverSource Variable Portfolio -- Dynamic
     Equity Fund
  RiverSource Variable Portfolio -- Global
     Bond Fund
  RiverSource Variable Portfolio -- Global
     Inflation Protected Securities Fund
  RiverSource Variable Portfolio -- High Yield
     Bond Fund
  RiverSource Variable Portfolio -- Income
     Opportunities Fund
  RiverSource Variable Portfolio -- Mid Cap
     Growth Fund
  RiverSource Variable Portfolio -- Mid Cap
     Value Fund
  RiverSource Variable Portfolio -- S&P 500
     Index Fund
  RiverSource Variable Portfolio -- Short
     Duration U.S. Government Fund
  Seligman Variable Portfolio -- Growth Fund
  Seligman Variable Portfolio -- Larger-Cap
     Value Fund
  Seligman Variable Portfolio -- Smaller-Cap
     Value Fund
  Threadneedle Variable Portfolio -- Emerging
     Markets Fund
  Threadneedle Variable
     Portfolio -- International Opportunity
     Fund



Statement of Additional Information - Dec. 30, 2009                          A-3

                       STATEMENT OF ADDITIONAL INFORMATION

                                  DEC. 30, 2009






RIVERSOURCE BOND SERIES, INC.
  RiverSource Floating Rate Fund
  RiverSource Income Opportunities Fund
  RiverSource Inflation Protected Securities
     Fund
  RiverSource Limited Duration Bond Fund
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
  RiverSource California Tax-Exempt Fund
RIVERSOURCE DIMENSIONS SERIES, INC.
  RiverSource Disciplined Small and Mid Cap
     Equity Fund
  RiverSource Disciplined Small Cap Value Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
  RiverSource Diversified Bond Fund
RIVERSOURCE EQUITY SERIES, INC.
  RiverSource Mid Cap Growth Fund
RIVERSOURCE GLOBAL SERIES, INC.
  RiverSource Absolute Return Currency and
     Income Fund
  RiverSource Emerging Markets Bond Fund
  RiverSource Global Bond Fund
  Threadneedle Emerging Markets Fund
  Threadneedle Global Equity Fund
  Threadneedle Global Equity Income Fund
  Threadneedle Global Extended Alpha Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
  RiverSource Short Duration U.S. Government
     Fund
  RiverSource U.S. Government Mortgage Fund
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
  RiverSource High Yield Bond Fund
RIVERSOURCE INCOME SERIES, INC.
  RiverSource Income Builder Basic Income Fund
  RiverSource Income Builder Enhanced Income
     Fund
  RiverSource Income Builder Moderate Income
     Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES,
  INC.
  RiverSource Partners International Select
     Growth Fund
  RiverSource Partners International Select
     Value Fund
  RiverSource Partners International Small Cap
     Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.
  Threadneedle Asia Pacific Fund
  RiverSource Disciplined International Equity
     Fund
  Threadneedle European Equity Fund
  Threadneedle International Opportunity Fund
RIVERSOURCE INVESTMENT SERIES, INC.
  RiverSource Balanced Fund
  RiverSource Disciplined Large Cap Growth
     Fund
  RiverSource Disciplined Large Cap Value Fund
  RiverSource Diversified Equity Income Fund
  RiverSource Mid Cap Value Fund
RIVERSOURCE LARGE CAP SERIES, INC.
  RiverSource Disciplined Equity Fund
RIVERSOURCE MANAGERS SERIES, INC.
  RiverSource Partners Aggressive Growth Fund
  RiverSource Partners Fundamental Value Fund
  RiverSource Partners Select Value Fund
  RiverSource Partners Small Cap Equity Fund
  RiverSource Partners Small Cap Value Fund
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
  RiverSource Portfolio Builder Aggressive
     Fund
  RiverSource Portfolio Builder Conservative
     Fund
  RiverSource Portfolio Builder Moderate
     Aggressive Fund
  RiverSource Portfolio Builder Moderate
     Conservative Fund
  RiverSource Portfolio Builder Moderate Fund
  RiverSource Portfolio Builder Total Equity
     Fund
  RiverSource S&P 500 Index Fund
  RiverSource Small Company Index Fund
RIVERSOURCE MONEY MARKET SERIES, INC.
  RiverSource Cash Management Fund
RIVERSOURCE SECTOR SERIES, INC.
  RiverSource Dividend Opportunity Fund
  RiverSource Real Estate Fund
RIVERSOURCE SELECTED SERIES, INC.
  RiverSource Precious Metals and Mining Fund
RIVERSOURCE SERIES TRUST
  RiverSource 120/20 Contrarian Equity Fund
  RiverSource Recovery and Infrastructure Fund
  RiverSource Retirement Plus 2010 Fund
  RiverSource Retirement Plus 2015 Fund
  RiverSource Retirement Plus 2020 Fund
  RiverSource Retirement Plus 2025 Fund
  RiverSource Retirement Plus 2030 Fund
  RiverSource Retirement Plus 2035 Fund
  RiverSource Retirement Plus 2040 Fund
  RiverSource Retirement Plus 2045 Fund
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
  RiverSource Minnesota Tax-Exempt Fund
  RiverSource New York Tax-Exempt Fund
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
  RiverSource Strategic Allocation Fund
  RiverSource Strategic Income Allocation Fund
RIVERSOURCE STRATEGY SERIES, INC.
  RiverSource Equity Value Fund
  RiverSource Partners Small Cap Growth Fund
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
  RiverSource Tax-Exempt High Income Fund
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES,
  INC.
  RiverSource Tax-Exempt Money Market Fund
RIVERSOURCE TAX-EXEMPT SERIES, INC.
  RiverSource Intermediate Tax-Exempt Fund
  RiverSource Tax-Exempt Bond Fund
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
  Seligman Global Technology Fund
SELIGMAN MUNICIPAL FUND SERIES, INC.
  Seligman Minnesota Municipal Class
  Seligman National Municipal Class
  Seligman New York Municipal Class
SELIGMAN MUNICIPAL SERIES TRUST
  Seligman California Municipal High-Yield
     Series
  Seligman California Municipal Quality Series
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
  Seligman TargETFund 2015
  Seligman TargETFund 2025
  Seligman TargETFund 2035
  Seligman TargETFund 2045
  Seligman TargETFund Core

This is the Statement of Additional Information ("SAI") for each of the funds listed on the previous page. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund's financial statements for its most recent fiscal period are contained in the fund's annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary or write to the RiverSource Family of Funds which includes RiverSource funds, Seligman funds and Threadneedle funds, 734 Ameriprise Financial Center, Minneapolis, MN 55474, call 1(800) 221-2450 or visit riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

Each fund is governed by a Board of Directors/Trustees (the "Board") that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents below, or the List of Tables on the following page.

TABLE OF CONTENTS


Fundamental and Nonfundamental Investment Policies..............................    p. 6
Investment Strategies and Types of Investments..................................   p. 13
Information Regarding Risks and Investment Strategies...........................   p. 15
Securities Transactions.........................................................   p. 41
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager....   p. 56
Valuing Fund Shares.............................................................   p. 61
Portfolio Holdings Disclosure...................................................   p. 72
Proxy Voting....................................................................   p. 74
Investing in a Fund.............................................................   p. 76
Selling Shares..................................................................   p. 83
Pay-out Plans...................................................................   p. 83
Capital Loss Carryover..........................................................   p. 83
Taxes...........................................................................   p. 89
Service Providers...............................................................   p. 95
  Investment Management Services................................................   p. 95
  Administrative Services.......................................................  p. 144
  Transfer Agency Services......................................................  p. 148
  Plan Administration Services..................................................  p. 149
  Distribution Services.........................................................  p. 149
  Plan and Agreement of Distribution............................................  p. 152
  Payments to Financial Intermediaries..........................................  p. 158
  Custodian Services............................................................  p. 160
  Board Services Corporation....................................................  p. 160
Organizational Information......................................................  p. 161
Board Members and Officers......................................................  p. 167
Control Persons and Principal Holders of Securities.............................  p. 191
Information Regarding Pending and Settled Legal Proceedings.....................  p. 211
Independent Registered Public Accounting Firm...................................  p. 213
Appendix A: Description of Ratings..............................................  p. A-1
Appendix B: State Risk Factors..................................................  p. B-1
Appendix C: Additional Information about the S&P 500 Index......................  p. C-1






Statement of Additional Information - Dec. 30, 2009                       Page 2

LIST OF TABLES


1.     Fund Fiscal Year Ends, Prospectus Date and Investment Categories...........    p. 4
2.     Fundamental Policies.......................................................    p. 6
3.     Investment Strategies and Types of Investments.............................   p. 13
4.     Total Brokerage Commissions................................................   p. 44
5.     Brokerage Directed for Research, and Turnover Rates........................   p. 47
6.     Securities of Regular Brokers or Dealers...................................   p. 50
7.     Brokerage Commissions Paid to Investment Manager or Affiliates.............   p. 56
8.     Valuing Fund Shares........................................................   p. 61
9.     Class A Initial Sales Charge...............................................   p. 77
10.    Public Offering Price......................................................   p. 78
11.    Capital Loss Carryover.....................................................   p. 84
12.    Corporate Deduction and Qualified Dividend Income..........................   p. 91
13.    Investment Management Services Agreement Fee Schedule......................   p. 95
14.    PIA Indexes................................................................  p. 104
15A.   Performance Incentive Adjustment Calculation...............................  p. 106
15B.   Performance Incentive Adjustment Calculation...............................  p. 107
16.    Management Fees and Nonadvisory Expenses...................................  p. 108
17.    Subadvisers and Subadvisory Agreement Fee Schedules........................  p. 112
18.    Subadvisory Fees...........................................................  p. 114
19.    Portfolio Managers.........................................................  p. 116
20.    Administrative Services Agreement Fee Schedule.............................  p. 144
21.    Administrative Fees........................................................  p. 146
22.    Sales Charges Paid to Distributor..........................................  p. 150
23.    12b-1 Fees.................................................................  p. 154
24.    Unreimbursed Distribution Expenses.........................................  p. 157
25.    RiverSource Family of Funds History Table..................................  p. 162
26.    Board Members..............................................................  p. 167
27.    Fund Officers..............................................................  p. 168
28.    Committee Meetings.........................................................  p. 171
29.    Board Member Holdings......................................................  p. 172
29A.   Board Member Holdings -- as of Quarter End.................................  p. 178
30.    Board Member Compensation -- All Funds.....................................  p. 185
31.    Board Member Compensation -- Individual Funds..............................  p. 186
32.    Control Persons and Principal Holders of Securities........................  p. 191



RIVERSOURCE FAMILY OF FUNDS
The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource family. RiverSource funds, RiverSource Partners funds, Seligman funds and Threadneedle funds share the same Board, and the same policies and procedures including those set forth in the service section of each funds' prospectus.



Statement of Additional Information - Dec. 30, 2009                       Page 3

   TABLE 1. FUND FISCAL YEAR ENDS, PROSPECTUS DATE AND INVESTMENT CATEGORIES


FUND                                          FISCAL YEAR END   PROSPECTUS DATE   FUND INVESTMENT CATEGORY
---------------------------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian Equity          April 30          June 29, 2009     Equity
---------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income                                      October 31        Dec. 30, 2009     Taxable fixed income*
---------------------------------------------------------------------------------------------------------------

RiverSource Balanced                          September 30      Nov. 27, 2009     Balanced
---------------------------------------------------------------------------------------------------------------

RiverSource California Tax-Exempt             August 31         Oct. 30, 2009     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Cash Management                   July 31           Sept. 29, 2009    Taxable money market
---------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Equity                July 31           Sept. 29, 2009    Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Disciplined International Equity  October 31        Dec. 30, 2008     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Large Cap Growth      September 30      Nov. 27, 2009     Equity
---------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value       September 30      Nov. 27, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small and Mid Cap
  Equity                                      July 31           Sept. 29, 2009    Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small Cap Value       July 31           Sept. 29, 2009    Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Diversified Bond                  August 31         Oct. 30, 2009     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Diversified Equity Income         September 30      Nov. 27, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Dividend Opportunity              June 30           Aug. 28, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Emerging Markets Bond             October 31        Dec. 30, 2009     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Equity Value                      March 31          May 29, 2009      Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Floating Rate                     July 31           Sept. 29, 2009    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Global Bond                       October 31        Dec. 30, 2009     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource High Yield Bond                   May 31            July 30, 2009     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Income Builder Basic Income       January 31**      April 1, 2009     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Income Builder Enhanced Income    January 31**      April 1, 2009     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Income Builder Moderate Income    January 31**      April 1, 2009     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Income Opportunities              July 31           Sept. 29, 2009    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Inflation Protected Securities    July 31           Sept. 29, 2009    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-Exempt           November 30       Jan. 29, 2009     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Limited Duration Bond             July 31           Sept. 29, 2009    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Mid Cap Growth                    November 30       Jan. 29, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Mid Cap Value                     September 30      Nov. 27, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Minnesota Tax-Exempt              August 31         Oct. 30, 2009     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource New York Tax-Exempt               August 31         Oct. 30, 2009     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Partners Aggressive Growth        May 31            July 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Partners Fundamental Value        May 31            July 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Partners International Select
  Growth                                      October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Partners International Select
  Value                                       October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Partners International Small Cap  October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Partners Select Value             May 31            July 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap Equity         May 31            July 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap Growth         March 31          May 29, 2009      Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap Value          May 31            July 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Aggressive      January 31        April 1, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Conservative    January 31        April 1, 2009     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Moderate        January 31        April 1, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Moderate
  Aggressive                                  January 31        April 1, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Moderate
  Conservative                                January 31        April 1, 2009     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Total Equity    January 31        April 1, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals and Mining        March 31          May 29, 2009      Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Real Estate                       June 30           Aug. 28, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Recovery and Infrastructure       April 30          June 29, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus 2010              April 30          June 29, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus 2015              April 30          June 29, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus 2020              April 30          June 29, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus 2025              April 30          June 29, 2009     Fund-of-funds - equity

---------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                       Page 4

FUND                                          FISCAL YEAR END   PROSPECTUS DATE   FUND INVESTMENT CATEGORY
---------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2030              April 30          June 29, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus 2035              April 30          June 29, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus 2040              April 30          June 29, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus 2045              April 30          June 29, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                     January 31        April 1, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S. Government    May 31            July 30, 2009     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Small Company Index               January 31        April 1, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Strategic Allocation              September 30      Nov. 27, 2009     Balanced
---------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income Allocation       September 30      Nov. 27, 2009     Taxable fixed income*
---------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt Bond                   November 30       Jan. 29, 2009     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt High Income            November 30       Jan. 29, 2009     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt Money Market           December 31       Feb. 27, 2009     Tax-exempt money market
---------------------------------------------------------------------------------------------------------------

RiverSource U.S. Government Mortgage          May 31            July 30, 2009     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Seligman California Municipal High-Yield      September 30      Nov. 27, 2009     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality         September 30      Nov. 27, 2009     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------
Seligman Frontier                             October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------
Seligman Global Technology                    October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                  September 30      Nov. 27, 2009     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------
Seligman National Municipal                   September 30      Nov. 27, 2009     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------
Seligman New York Municipal                   September 30      Nov. 27, 2009     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015                      September 30      Nov. 27, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025                      September 30      Nov. 27, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035                      September 30      Nov. 27, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045                      September 30      Nov. 27, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core                      September 30      Nov. 27, 2009     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Threadneedle Asia Pacific                     October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                 October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

Threadneedle European Equity                  October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity                    October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity Income Fund        October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

Threadneedle Global Extended Alpha Fund       October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

Threadneedle International Opportunity        October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------





    * The taxable fixed income fund investment category includes Absolute Return Currency and Income Fund, which is an alternative investment strategy. Although Strategic Income Allocation Fund is a taxable fixed income fund, it may invest up to 10% of its portfolio in equity securities.

   ** The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 to Jan. 31, 2008. For years prior to 2008, the fiscal period ended May 31.



Statement of Additional Information - Dec. 30, 2009                       Page 5

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.



FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see "Investment Strategies and Types of Investments" for more information regarding your fund's investment strategies. The specific policy is stated in the paragraphs that follow the table.

                          TABLE 2. FUNDAMENTAL POLICIES

                                         C         D         E
                     A         B     Buy more   Invest    Concen-                G                             J         K
                  Buy or    Buy or   than 10%    more      trate       F      Act as                         Issue    Buy on
                   sell      sell       of       than     in any    Invest      an                   I      senior    margin/
                   real    commodi-     an     5% in an     one      less     under-       H      Borrow    securi-    sell
FUND              estate     ties     issuer    issuer   industry  than 80%   writer    Lending    money     ties      short
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B5        C1        D1         E8       --        G1        H1        I1        J1        --
  120/20
  Contrarian
  Equity
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        --        --         E7       --        G1        H1        I1        J1        --
  Absolute
  Return
  Currency and
  Income
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Balanced
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        --        --         --       F1        G1        H1        I1        J1        --
  California
  Tax-Exempt
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A3        A3        C1        D1         --       --        G1        H1        I1        J1        K1
  Cash
  Management
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Disciplined
  Equity
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C1        D1         E1       --        G1        H1        I1        J1        --
  Disciplined
  International
  Equity
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B3        C1        D1         E1       --        G1        H1        I1        J1        --
  Disciplined
  Large Cap
  Growth
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B3        C2        C2         E1       --        G1        H1        I1        J1        --
  Disciplined
  Large Cap
  Value
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C1        D1         E1       --        G1        H1        I1        J1        --
  Disciplined
  Small and Mid
  Cap Equity
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C1        D1         E1       --        G1        H1        I1        J1        --
  Disciplined
  Small Cap
  Value
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Diversified
  Bond
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Diversified
  Equity Income
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         --       --        G1        H1        I1        J1        --
  Dividend
  Opportunity
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        --        --         E5       --        G1        H1        I1        J1        --
  Emerging
  Markets Bond
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Equity Value
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C1        D1         E6       --        G1        H1        I1        J1        --
  Floating Rate
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        --         E1       --        G1        H1        I1        J1        --
  Global Bond
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  High Yield
  Bond
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C2        C2         E2       --        G1        H1        I1        J1        --
  Income
  Builder Basic
  Income*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C2        C2         E2       --        G1        H1        I1        J1        --
  Income
  Builder
  Enhanced
  Income*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C2        C2         E2       --        G1        H1        I1        J1        --
  Income
  Builder
  Moderate
  Income*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Income
  Opportunities
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        --        --         E1       --        G1        H1        I1        J1        --
  Inflation
  Protected
  Securities
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         --       F3(a)     G1        H1        I1        J1        --
  Intermediate
  Tax-Exempt
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Limited
  Duration Bond
-----------------------------------------------------------------------------------------------------------------------------
RiverSource Mid     A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Cap Growth
-----------------------------------------------------------------------------------------------------------------------------
RiverSource Mid     A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Cap Value
-----------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                       Page 6

                                         C         D         E
                     A         B     Buy more   Invest    Concen-                G                             J         K
                  Buy or    Buy or   than 10%    more      trate       F      Act as                         Issue    Buy on
                   sell      sell       of       than     in any    Invest      an                   I      senior    margin/
                   real    commodi-     an     5% in an     one      less     under-       H      Borrow    securi-    sell
FUND              estate     ties     issuer    issuer   industry  than 80%   writer    Lending    money     ties      short
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        --        --         --       F1        G1        H1        I1        J1        --
  Minnesota
  Tax-Exempt
-----------------------------------------------------------------------------------------------------------------------------
RiverSource New     A1        B1        --        --         --       F1        G1        H1        I1        J1        --
  York Tax-
  Exempt
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Partners
  Aggressive
  Growth
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B3        C1        D1         E1       --        G1        H1        I1        J1        --
  Partners
  Fundamental
  Value
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B3        C1        D1         E1       --        G1        H1        I1        J1        --
  Partners
  International
  Select Growth
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B3        C1        D1         E1       --        G1        H1        I1        J1        --
  Partners
  International
  Select Value
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B3        C1        D1         E1       --        G1        H1        I1        J1        --
  Partners
  International
  Small Cap
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B3        C1        D1         E1       --        G1        H1        I1        J1        --
  Partners
  Select Value
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B3        C1        D1         E1       --        G1        H1        I1        J1        --
  Partners
  Small Cap
  Equity
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Partners
  Small Cap
  Growth
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B3        --        --         E1       --        G1        H1        I1        J1        --
  Partners
  Small Cap
  Value
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C2        C2         E2       --        G1        H1        I1        J1        --
  Portfolio
  Builder
  Aggressive*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C2        C2         E2       --        G1        H1        I1        J1        --
  Portfolio
  Builder
  Conservative*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C2        C2         E2       --        G1        H1        I1        J1        --
  Portfolio
  Builder
  Moderate*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C2        C2         E2       --        G1        H1        I1        J1        --
  Portfolio
  Builder
  Moderate
  Aggressive*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C2        C2         E2       --        G1        H1        I1        J1        --
  Portfolio
  Builder
  Moderate
  Conservative*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C2        C2         E2       --        G1        H1        I1        J1        --
  Portfolio
  Builder Total
  Equity*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1(b)     --        --         E3       --        G1        H1        I1        J1        --
  Precious
  Metals and
  Mining
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        --        --         --       --        G1        H1        I1        J1        --
  Real Estate
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        --        --         E1       --        G1        H1        I1        J1        --
  Recovery and
  Infrastruc-
  ture
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C2        C2         E2       --        G1        H1        I1        J1        --
  Retirement
  Plus 2010*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C2        C2         E2       --        G1        H1        I1        J1        --
  Retirement
  Plus 2015*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C2        C2         E2       --        G1        H1        I1        J1        --
  Retirement
  Plus 2020*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C2        C2         E2       --        G1        H1        I1        J1        --
  Retirement
  Plus 2025*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C2        C2         E2       --        G1        H1        I1        J1        --
  Retirement
  Plus 2030*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C2        C2         E2       --        G1        H1        I1        J1        --
  Retirement
  Plus 2035*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C2        C2         E2       --        G1        H1        I1        J1        --
  Retirement
  Plus 2040*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B4        C2        C2         E2       --        G1        H1        I1        J1        --
  Retirement
  Plus 2045*
-----------------------------------------------------------------------------------------------------------------------------
RiverSource S&P     A1        B1        --        --         E4       --        G1        H1        I1        J1        --
  500 Index
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Short
  Duration U.S.
  Government
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Small Company
  Index
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Strategic
  Allocation
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B3        C1        D1         E1       --        G1        H1        I1        J1        --
  Strategic
  Income
  Allocation
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         --       F3(c)     G1        H1        I1        J1        --
  Tax-Exempt
  Bond
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         --       F2        G1        H1        I1        J1        --
  Tax-Exempt
  High Income
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A2        B2        C1        D1         --       F3        G1        H1        I1        J1        K2
  Tax-Exempt
  Money Market
-----------------------------------------------------------------------------------------------------------------------------
RiverSource         A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  U.S.
  Government
  Mortgage
-----------------------------------------------------------------------------------------------------------------------------
Seligman            A4        B6(d)     D2        D2         E9       F4        G1        H2        I2        --        K3(e)
  California
  Municipal
  High-Yield
-----------------------------------------------------------------------------------------------------------------------------
Seligman            A4        B6(d)     D2        D2         E9       F4        G1        H2        I2        --        K3(e)
  California
  Municipal
  Quality
-----------------------------------------------------------------------------------------------------------------------------
Seligman            A4        B7        C3        C3        E10       --        G2        H4        J2        J2        K4
  Frontier
-----------------------------------------------------------------------------------------------------------------------------
Seligman Global     A4        B7        C3        C3        E10       --        G2        H4        J2        J2        K4
  Technology
-----------------------------------------------------------------------------------------------------------------------------
Seligman            A5        B6        D2        D2         E9       F4        G1        H3        I2        --        K3
  Minnesota
  Municipal
-----------------------------------------------------------------------------------------------------------------------------
Seligman            A5        B6        D2        D2         E9       F4        G1        H3        I2        --        K3
  National
  Municipal
-----------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                       Page 7

                                         C         D         E
                     A         B     Buy more   Invest    Concen-                G                             J         K
                  Buy or    Buy or   than 10%    more      trate       F      Act as                         Issue    Buy on
                   sell      sell       of       than     in any    Invest      an                   I      senior    margin/
                   real    commodi-     an     5% in an     one      less     under-       H      Borrow    securi-    sell
FUND              estate     ties     issuer    issuer   industry  than 80%   writer    Lending    money     ties      short
-----------------------------------------------------------------------------------------------------------------------------
Seligman New        A5        B6        D2        D2         E9       F4        G1        H3        I2        --        K3
  York
  Municipal
-----------------------------------------------------------------------------------------------------------------------------
Seligman            A6        B7        C3        C3        E10       --        G2        H4        J2        J2        K4
  TargETFund
  2015*
-----------------------------------------------------------------------------------------------------------------------------
Seligman            A6        B7        C3        C3        E10       --        G2        H4        J2        J2        K4
  TargETFund
  2025*
-----------------------------------------------------------------------------------------------------------------------------
Seligman            A6        B7        C3        C3        E10       --        G2        H4        J2        J2        K4
  TargETFund
  2035*
-----------------------------------------------------------------------------------------------------------------------------
Seligman            A6        B7        C3        C3        E10       --        G2        H4        J2        J2        K4
  TargETFund
  2045*
-----------------------------------------------------------------------------------------------------------------------------
Seligman            A6        B7        C3        C3        E10       --        G2        H4        J2        J2        K4
  TargETFund
  Core*
-----------------------------------------------------------------------------------------------------------------------------
Threadneedle        A1        B3        C2        C2         E1       --        G1        H1        I1        J1        --
  Asia Pacific
-----------------------------------------------------------------------------------------------------------------------------
Threadneedle        A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Emerging
  Markets
-----------------------------------------------------------------------------------------------------------------------------
Threadneedle        A1        B1        --        --         E1       --        G1        H1        I1        J1        --
  European
  Equity
-----------------------------------------------------------------------------------------------------------------------------
Threadneedle        A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  Global Equity
-----------------------------------------------------------------------------------------------------------------------------
Threadneedle        A1        B3        C2        C2         E1       --        G1        H1        I1        J1        --
  Global Equity
  Income
-----------------------------------------------------------------------------------------------------------------------------
Threadneedle        A1        B3        C2        C2         E1       --        G1        H1        I1        J1        --
  Global
  Extended
  Alpha
-----------------------------------------------------------------------------------------------------------------------------
Threadneedle        A1        B1        C1        D1         E1       --        G1        H1        I1        J1        --
  International
  Opportunity
-----------------------------------------------------------------------------------------------------------------------------





    * The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.

  (a) For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.
  (b) Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.
  (c) The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.
  (d) The policy includes futures contracts.
  (e) A fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities.

A. BUY OR SELL REAL ESTATE
   A1 - The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

   A2 - The fund will not invest in real estate, but the fund can invest in municipal bonds and notes secured by real estate or interest therein. For purposes of this policy, real estate includes real estate limited partnerships.

   A3 - The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

   A4 - The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

   A5 - The fund will not purchase or hold any real estate, including limited partnership interests on real property, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

   A6 - The fund will not purchase or hold any real estate, except a fund may invest (through investments in Underlying exchange-traded funds) in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein.

B. BUY OR SELL PHYSICAL COMMODITIES
   B1 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

   B2 -   The fund will not invest in commodities or commodity contracts.

   B3 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.



Statement of Additional Information - Dec. 30, 2009                       Page 8

   B4 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

   B5 - The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts.

   B6 -   The fund will not purchase or sell commodities or commodity contracts.

   B7 - The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

C. BUY MORE THAN 10% OF AN ISSUER
   C1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

   C2 - The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

   C3 - The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

D. INVEST MORE THAN 5% IN AN ISSUER
   D1 - The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

   D2 - The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E. CONCENTRATE
   E1 - The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission
          (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

   E2 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

   E3 - The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

   E4 - The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.



Statement of Additional Information - Dec. 30, 2009                       Page 9

   E5 - While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

   E6 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

   E7 - The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.

   E8 - The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.


   E9 - The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.



   E10 - The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (which may include mortgage related securities).


For purposes of applying the limitation set forth in the concentration policy, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

F. INVEST LESS THAN 80%
   F1 - The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

   F2 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

   F3 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.

   F4 - The fund will not, under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from regular federal income tax and (except for Seligman National Municipal) regular, personal income tax of its designated state, and temporary investments in taxable securities will be limited to 20% of the value of the fund's net assets.

G. ACT AS AN UNDERWRITER
   G1 - The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

  G2 - The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

H. LENDING
   H1 - The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For RiverSource funds-of-funds - equity, under current Board policy, the fund has no current intention to borrow to a material extent.



Statement of Additional Information - Dec. 30, 2009                      Page 10

   H2 - The fund will not make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

   H3 - The fund will not make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The fund does not have a present intention of entering into repurchase agreements.

   H4 - The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

I. BORROWING
   I1 - The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For RiverSource funds-of-funds - equity, under current Board policy, the fund has no current intention to borrow to a material extent.

   I2 - The fund will not borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The fund will not purchase additional portfolio securities if the fund has outstanding borrowings in excess of 5% of the value of its total assets.

J. ISSUE SENIOR SECURITIES
   J1 - The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

   J2 - The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

K. BUY ON MARGIN/SELL SHORT
   K1 - The fund will not buy on margin or sell short or deal in options to buy or sell securities.

   K2 -   The fund will not buy on margin or sell short.

   K3 - The fund will not write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers.

   K4 - The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

IN ADDITION TO THE POLICIES DESCRIBED ABOVE AND ANY FUNDAMENTAL POLICY DESCRIBED IN THE PROSPECTUS:

FOR RIVERSOURCE CASH MANAGEMENT, THE FUND WILL NOT:

    - Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

FOR SELIGMAN CALIFORNIA MUNICIPAL HIGH YIELD, SELIGMAN CALIFORNIA MUNICIPAL QUALITY, SELIGMAN MINNESOTA MUNICIPAL, SELIGMAN NATIONAL MUNICIPAL AND SELIGMAN NEW YORK MUNICIPAL, THE FUND WILL NOT:

    - Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or for the purpose of hedging a fund's obligations under its deferred compensation plan for directors/trustees.

    - Purchase or hold the securities of any issuer, if to its knowledge, directors/trustees or officers of a fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.

    - Mortgage or pledge any of its assets, except to secure permitted borrowings noted above.


FOR SELIGMAN FRONTIER AND SELIGMAN GLOBAL TECHNOLOGY, THE FUND WILL NOT:



    - Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Seligman Global Technology, the directors and officers of the fund's investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.



    - Enter into repurchase agreements of more than one week's duration if more than 10% of the fund's net assets would be so invested.




Statement of Additional Information - Dec. 30, 2009                      Page 11

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

FOR FUNDS OTHER THAN MONEY MARKET FUNDS:
    - No more than 15% of the fund's net assets will be held in securities and other instruments that are illiquid.



FOR MONEY MARKET FUNDS:
    - No more than 10% of the fund's net assets will be held in securities and other instruments that are illiquid.

ADDITIONALLY, REGARDING LIMITING INVESTMENTS IN FOREIGN SECURITIES:

FOR RIVERSOURCE 120/20 CONTRARIAN EQUITY, RIVERSOURCE BALANCED, RIVERSOURCE DISCIPLINED EQUITY, RIVERSOURCE DISCIPLINED LARGE CAP GROWTH, RIVERSOURCE DISCIPLINED LARGE CAP VALUE, RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY, RIVERSOURCE DISCIPLINED SMALL CAP VALUE, RIVERSOURCE DIVERSIFIED BOND, RIVERSOURCE DIVERSIFIED EQUITY INCOME, RIVERSOURCE DIVIDEND OPPORTUNITY, RIVERSOURCE EQUITY VALUE, RIVERSOURCE FLOATING RATE, RIVERSOURCE HIGH YIELD BOND, RIVERSOURCE INCOME OPPORTUNITIES, RIVERSOURCE INFLATION PROTECTED SECURITIES, RIVERSOURCE LIMITED DURATION BOND, RIVERSOURCE MID CAP GROWTH, RIVERSOURCE MID CAP VALUE, RIVERSOURCE PARTNERS AGGRESSIVE GROWTH, RIVERSOURCE PARTNERS FUNDAMENTAL VALUE, RIVERSOURCE PARTNERS SELECT VALUE, RIVERSOURCE PARTNERS SMALL CAP EQUITY, RIVERSOURCE PARTNERS SMALL CAP GROWTH, RIVERSOURCE PARTNERS SMALL CAP VALUE, RIVERSOURCE REAL ESTATE AND RIVERSOURCE RECOVERY AND
INFRASTRUCTURE:
    - Up to 25% of the fund's net assets may be invested in foreign investments.

FOR RIVERSOURCE PRECIOUS METALS AND MINING:
    - Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

FOR RIVERSOURCE SHORT DURATION U.S. GOVERNMENT AND RIVERSOURCE U.S. GOVERNMENT
MORTGAGE:
    - Up to 20% of the fund's net assets may be invested in foreign investments.

FOR RIVERSOURCE STRATEGIC ALLOCATION:
    - The fund may invest its total assets, up to 50%, in foreign investments.



Statement of Additional Information - Dec. 30, 2009                      Page 12

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

             TABLE 3. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS


                                                         FUNDS-OF-FUNDS -  TAXABLE  TAXABLE  TAX-EXEMPT  TAX-EXEMPT      STATE
                                                            EQUITY AND      FIXED    MONEY      MONEY       FIXED     TAX-EXEMPT
INVESTMENT STRATEGY                    BALANCED  EQUITY    FIXED INCOME     INCOME   MARKET    MARKET      INCOME    FIXED INCOME
---------------------------------------------------------------------------------------------------------------------------------
Agency and government securities           o        o            o            o        o          o           o            o
---------------------------------------------------------------------------------------------------------------------------------
Borrowing                                  o        o            o            o        o         --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Cash/money market instruments              o        o            o            o        o          o           o            o
---------------------------------------------------------------------------------------------------------------------------------
Collateralized bond obligations            o       o A           o            o        --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Commercial paper                           o        o            o            o        o          o           o            o
---------------------------------------------------------------------------------------------------------------------------------
Common stock                               o        o            o           o B       --        --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Convertible securities                     o        o            o           o C       --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Corporate bonds                            o        o            o            o        D         --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Debt obligations                           o        o            o            o        o          o           o            o
---------------------------------------------------------------------------------------------------------------------------------
Depositary receipts                        o        o            o            o        --        --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Derivative instruments
(including options and futures)            o        o            o            o        --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Exchange-traded funds                      o        o            o            o        --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Floating rate loans                        o       --            o            o        --        --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions              o        o            o            o        --        --           o           --
---------------------------------------------------------------------------------------------------------------------------------
Foreign securities                         o        o            o            o        o         --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Funding agreements                         o        o            o            o        o          o           o            o
---------------------------------------------------------------------------------------------------------------------------------
High yield debt securities (junk
bonds)                                     o        o            o            o        --        --           o           o J
---------------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities         o        o            o            o        o          o           o            o
---------------------------------------------------------------------------------------------------------------------------------
Indexed securities                         o        o            o            o        --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Inflation protected securities             o        o            o            o        --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Initial Public Offerings (IPOs)            o        o            o            o        o          o           o            o
---------------------------------------------------------------------------------------------------------------------------------
Inverse floaters                           o        E            o            o        --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Investment companies                       o        o            o            o        o          o           o            o
---------------------------------------------------------------------------------------------------------------------------------
Lending of portfolio securities            o        o            o            o        o          o           o            o
---------------------------------------------------------------------------------------------------------------------------------
Loan participations                        o        o            o            o        --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Mortgage- and asset-backed securities      o       o F           o            o        o          o           o            o
---------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                      o        G            o            o        --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 13

                                                         FUNDS-OF-FUNDS -  TAXABLE  TAXABLE  TAX-EXEMPT  TAX-EXEMPT      STATE
                                                            EQUITY AND      FIXED    MONEY      MONEY       FIXED     TAX-EXEMPT
INVESTMENT STRATEGY                    BALANCED  EQUITY    FIXED INCOME     INCOME   MARKET    MARKET      INCOME    FIXED INCOME
---------------------------------------------------------------------------------------------------------------------------------
Municipal obligations                      o        o            o            o        --         o           o            o
---------------------------------------------------------------------------------------------------------------------------------
Pay-in-kind securities                     o        o            o            o        --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Preferred stock                            o        o            o           o H       --        --          o H          --
---------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts              o        o            o            o        --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                      o        o            o            o        o          o           o            o
---------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements              o        o            o            o        o         --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Short sales                                I        I            o            I        --        --           I            I
---------------------------------------------------------------------------------------------------------------------------------
Sovereign debt                             o        o            o            o        o         --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Structured investments                     o        o            o            o        --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Swap agreements                            o        o            o            o        --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Variable- or floating-rate securities      o        o            o            o        o          o           o            o
---------------------------------------------------------------------------------------------------------------------------------
Warrants                                   o        o            o            o        --        --           o           --
---------------------------------------------------------------------------------------------------------------------------------
When-issued securities and forward
commitments                                o        o            o            o        --        --           o            o
---------------------------------------------------------------------------------------------------------------------------------
Zero-coupon and step-coupon
securities                                 o        o            o            o        o          o           o            o
---------------------------------------------------------------------------------------------------------------------------------



A. The following funds are not authorized to invest in collateralized bond obligations: RiverSource Partners International Select Growth, RiverSource Partners International Select Value, RiverSource Partners International Small Cap, RiverSource Partners Select Value, RiverSource Partners Small Cap Equity, RiverSource Partners Small Cap Growth and RiverSource Partners Small Cap Value.

B.    The following funds are not authorized to invest in common stock:
      RiverSource Short Duration U.S. Government, RiverSource U.S. Government Mortgage.

C. The following funds are not authorized to invest in convertible securities: RiverSource Short Duration U.S. Government, RiverSource U.S. Government Mortgage.

D. While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

E.    The following fund is authorized to invest in inverse floaters:
      RiverSource Real Estate.

F. The following funds are not authorized to invest in mortgage- and asset-backed securities: RiverSource Partners Small Cap Growth, RiverSource S&P 500 Index and RiverSource Small Company Index.

G.    The following funds are authorized to invest in mortgage dollar rolls:
      RiverSource Real Estate.

H.    The following funds are not authorized to invest in preferred stock:
      RiverSource Tax-Exempt High Income, RiverSource Intermediate Tax-Exempt, RiverSource Tax-Exempt Bond, RiverSource Short Duration U.S. Government, RiverSource U.S. Government Mortgage.

I. Except for Seligman California Municipal High-Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal and Seligman New York Municipal, which are prohibited from selling short, the funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

J. The following funds are not authorized to invest in high yield debt securities: Seligman California Municipal Quality, Seligman Minnesota, Seligman National and Seligman New York.



Statement of Additional Information - Dec. 30, 2009                      Page 14

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary portfolio holdings and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and other for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund's investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

AFFILIATED FUND RISK. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds.

ALLOCATION RISK. For funds-of-funds, the risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

BORROWING RISK. To the extent the fund borrows money for investment purposes, which is commonly referred to as "leveraging," the fund's exposure to fluctuations in the prices of its assets will be increased as compared to the fund's exposure if the fund did not borrow. The fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

COMMON STOCK RISK. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

CREDIT RISK. Credit risk is the risk that one or more fixed income securities in the fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund's investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.



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CONFIDENTIAL INFORMATION ACCESS RISK. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the fund's performance.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within a fund. Derivative instruments in which the fund invests will typically increase the fund's exposure to its principal risks (as described in the fund's prospectus) to which it is otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within a fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps, and over-the-counter options may have liquidity risk.

Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment.

DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

EXCHANGE-TRADED FUND (ETF) RISK. An ETF's share price may not track its specified market index and may trade below its net asset value. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund's expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also


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be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds' ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.


FOREIGN CURRENCY RISK. The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.


FOREIGN/EMERGING MARKETS RISK. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be


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marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund's shares to change more than the values of other funds' shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

HIGHLY LEVERAGED TRANSACTIONS RISK. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the fund's investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INDEXING RISK. For funds that are managed to an index, the fund's performance will rise and fall, subject to any tracking error, as the performance of the index rises and falls.

INFLATION-PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

INITIAL PUBLIC OFFERING (IPO) RISK. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than


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during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund's performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LEVERAGE RISK. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund's short sales effectively leverage the fund's assets. The use of leverage may make any change in the fund's net asset value ("NAV") even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund's overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PORTFOLIO TRADING AND TURNOVER RISKS. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as "portfolio turnover." The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund's performance.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using


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historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SHORT SALES RISK. The fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund's use of short sales in effect "leverages" the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The fund currently intends to take positions in forward currency contracts with notional value up to the fund's total net assets. Although foreign currency gains currently constitute "qualifying income" the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying incomes" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund's Board of Directors may authorize a significant change in investment strategy or fund liquidation.


TECHNOLOGY AND TECHNOLOGY-RELATED INVESTMENT RISKS. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.


TRACKING ERROR RISK. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the


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size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

UNDERLYING FUND SELECTION RISK. For funds-of-funds, the risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES
The U.S. government, its agencies and instrumentalities, and government-sponsored enterprises issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or instrumentalities or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation(*) (FHLMC), Federal National Mortgage Association(*) (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

    * On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.

BORROWING
If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

CASH/MONEY MARKET INSTRUMENTS
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.)


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These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource Family of Funds and other institutional clients of RiverSource Investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

COLLATERALIZED BOND OBLIGATIONS
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

COMMERCIAL PAPER
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

COMMON STOCK
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.



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The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.



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Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEPOSITARY RECEIPTS
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward- based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.



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Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses


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from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

EXCHANGE-TRADED FUNDS
Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The Funds' ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that Underlying ETFs in which a Fund invests may terminate due to extraordinary events. ETF shares also


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may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF's shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company's total outstanding shares, (ii) if such fund's investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund's total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Seligman TargETFunds) in excess of these limits. The Seligman TargETFunds' ability to invest in ETFs will be severely constrained unless ETFs have received such an order from the SEC, and the ETF and the Seligman TargETFunds take appropriate steps to comply with the relevant terms and conditions of such orders.

The Seligman TargETFunds will invest in an ETF only if the SEC has issued an exemptive order to the ETF which permits investment companies, including the Seligman TargETFFunds, to invest in ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Seligman TargETFunds may seek to qualify to invest in such other ETFs in excess of the 1940 Act limitations. Each Seligman TargETFund may invest greater than 25% of its assets in any one ETF, although no Seligman TargETFFund intends to invest greater than 40% of its assets in any one ETF.

To the extent the 1940 Act limitations apply to an ETF, such limitations may prevent Seligman TargETFund from allocating its investments in the manner that the investment manager considers optimal, or cause the investment manager to select a similar index or sector-based mutual fund or other investment company (each, an "Other Investment Company"), or a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") providing similar exposure as an alternative. The Seligman TargETFunds may also invest in Other Investment Companies or Stock Baskets when the investment manager believes they represent more attractive opportunities than similar ETFs held in the portfolio.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

FLOATING RATE LOANS
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments


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on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such information may in some instances occur despite the investment manager's efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager's client accounts collectively held only a single category of the issuer's securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

FOREIGN CURRENCY TRANSACTIONS
Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally


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determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.



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If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a "regulated investment company" under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options


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traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

FOREIGN SECURITIES
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional


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withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

FUNDING AGREEMENTS
A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

HIGH-YIELD DEBT SECURITIES (JUNK BONDS)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.



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Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk.

INDEXED SECURITIES
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

INFLATION PROTECTED SECURITIES
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.



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Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation- protected securities include: Interest Rate Risk and Market Risk.

INITIAL PUBLIC OFFERINGS (IPOS)
Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

INVERSE FLOATERS
Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust's assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust's underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

INVESTMENT COMPANIES
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

LENDING OF PORTFOLIO SECURITIES
To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, "U.S. government securities") or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the


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existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund's investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund's loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower's failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments.

LOAN PARTICIPATIONS
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.



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Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset- backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MORTGAGE DOLLAR ROLLS
Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

MUNICIPAL OBLIGATIONS
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of


Statement of Additional Information - Dec. 30, 2009                      Page 36
multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

PREFERRED STOCK
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

SHORT SALES
In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike


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taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager's research and the management team's investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

SOVEREIGN DEBT
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

STRUCTURED INVESTMENTS
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.



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Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

SWAP AGREEMENTS
Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write
(sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.



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Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer's bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or "earmarking" will not limit the fund's exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

VARIABLE- OR FLOATING-RATE SECURITIES
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some


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securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk.

WARRANTS
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero- coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund's


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investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and RiverSource Fund Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

COMMISSION DOLLARS
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple RiverSource accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all



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or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

TRADE AGGREGATION AND ALLOCATION
Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis, New York and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis, New York and Los Angeles, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.



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                      TABLE 4. TOTAL BROKERAGE COMMISSIONS


                                     TOTAL BROKERAGE COMMISSIONS
----------------------------------------------------------------------------------------------------
FUND                                                           2009         2008         2007
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------
RiverSource Income Builder Basic Income                     $        0   $        0(a)$        0
----------------------------------------------------------------------------------------------------
RiverSource Income Builder Enhanced Income                           0            0(a)         0
----------------------------------------------------------------------------------------------------
RiverSource Income Builder Moderate Income                           0            0(a)         0
----------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Aggressive                             0            0            0
----------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Conservative                           0            0            0
----------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate                               0            0            0
----------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate Aggressive                    0            0            0
----------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate Conservative                  0            0            0
----------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Total Equity                           0            0            0
----------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                                       16,486       40,706       21,050
----------------------------------------------------------------------------------------------------
RiverSource Small Company Index                                123,243      108,360       56,843
----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------
RiverSource Equity Value                                       525,309      591,525      773,828
----------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth                          554,351      581,945      850,077
----------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining                       1,067,960      960,159      494,184
----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian Equity                            38,789       38,557(b)       N/A
----------------------------------------------------------------------------------------------------
RiverSource Recovery and Infrastructure                        128,097(c)       N/A          N/A
----------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2010                                     0            0            0(d)
----------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2015                                     0            0            0(d)
----------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2020                                     0            0            0(d)
----------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2025                                     0            0            0(d)
----------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2030                                     0            0            0(d)
----------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2035                                     0            0            0(d)
----------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2040                                     0            0            0(d)
----------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2045                                     0            0            0(d)
----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------
RiverSource High Yield Bond                                          0            0            0
----------------------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth                         923,343      859,002    1,160,632
----------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                         298,507      292,900      217,139
----------------------------------------------------------------------------------------------------
RiverSource Partners Select Value                              846,306      838,472    1,757,678
----------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Equity                          221,516      519,535      455,170
----------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value                         1,484,768    1,179,158    1,422,160
----------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government                      35,642       43,210       42,504
----------------------------------------------------------------------------------------------------
RiverSource U.S. Government Mortgage                            14,329       17,640       10,386
----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------
RiverSource Dividend Opportunity                               673,569      412,022      576,524
----------------------------------------------------------------------------------------------------
RiverSource Real Estate                                        205,118      173,705      187,309

----------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 44

                                     TOTAL BROKERAGE COMMISSIONS
----------------------------------------------------------------------------------------------------
FUND                                                           2009         2008         2007
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------
RiverSource Cash Management                                 $        0   $        0   $        0
----------------------------------------------------------------------------------------------------
RiverSource Disciplined Equity                               2,084,675    1,951,255    1,577,337
----------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap Equity               541,939      124,754      156,759
----------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value                        178,570       75,041       64,928
----------------------------------------------------------------------------------------------------
RiverSource Floating Rate                                       12,760          861            0
----------------------------------------------------------------------------------------------------
RiverSource Income Opportunities                                     0            0            0
----------------------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities                      17,762       11,586            0
----------------------------------------------------------------------------------------------------
RiverSource Limited Duration Bond                                4,188        4,138        5,172
----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                                    0        1,938        4,143
----------------------------------------------------------------------------------------------------
RiverSource Diversified Bond                                    95,997      111,876       91,815
----------------------------------------------------------------------------------------------------
RiverSource Minnesota Tax-Exempt                                     0        3,418        7,293
----------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                                      0          724        1,524
----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------
RiverSource Balanced                                           688,814      493,156      567,773
----------------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth                       649,261      150,374       45,978(e)
----------------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value                        378,324        6,631(f)       N/A
----------------------------------------------------------------------------------------------------
RiverSource Diversified Equity Income                        4,728,940    4,085,552    3,790,954
----------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value                                    2,601,029    1,672,775    1,219,474
----------------------------------------------------------------------------------------------------
RiverSource Strategic Allocation                             1,248,108    1,049,954    1,425,483
----------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation                         22,351       17,707        6,639(e)
----------------------------------------------------------------------------------------------------

Seligman California Municipal High-Yield                             0            0            0
----------------------------------------------------------------------------------------------------
Seligman California Municipal Quality                                0            0            0
----------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                                         0            0            0
----------------------------------------------------------------------------------------------------
Seligman National Municipal                                          0            0            0
----------------------------------------------------------------------------------------------------
Seligman New York Municipal                                          0            0            0
----------------------------------------------------------------------------------------------------
Seligman TargETFund 2015                                        12,772        7,434        3,559
----------------------------------------------------------------------------------------------------
Seligman TargETFund 2025                                         1,327        7,302        2,743
----------------------------------------------------------------------------------------------------
Seligman TargETFund 2035                                         1,215        1,206          461
----------------------------------------------------------------------------------------------------
Seligman TargETFund 2045                                         1,173          948          308
----------------------------------------------------------------------------------------------------
Seligman TargETFund Core                                        26,992       10,913       10,770

----------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 45

                                     TOTAL BROKERAGE COMMISSIONS
----------------------------------------------------------------------------------------------------
FUND                                                           2009         2008         2007
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31              $
----------------------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and Income                      0   $        0   $        0
----------------------------------------------------------------------------------------------------
RiverSource Disciplined International Equity                   500,331      514,960      547,910
----------------------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond                                    0            0            0
----------------------------------------------------------------------------------------------------
RiverSource Global Bond                                          7,292       18,925       17,268
----------------------------------------------------------------------------------------------------
RiverSource Partners International Select Growth               901,265    1,690,066    1,932,330
----------------------------------------------------------------------------------------------------
RiverSource Partners International Select Value                959,077    1,558,333    1,426,926
----------------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap                   265,317      270,663      353,096
----------------------------------------------------------------------------------------------------
Seligman Frontier                                              157,476      250,561      388,531
----------------------------------------------------------------------------------------------------
Seligman Global Technology                                   1,319,806    1,747,855    2,082,502
----------------------------------------------------------------------------------------------------
Threadneedle Asia Pacific                                       41,731(g)       N/A          N/A
----------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                                2,108,103    3,346,690    3,361,865
----------------------------------------------------------------------------------------------------
Threadneedle European Equity                                   189,286      396,474      282,104
----------------------------------------------------------------------------------------------------
Threadneedle Global Equity                                     581,962    1,185,084    1,474,583
----------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                               18,370        5,030(h)       N/A
----------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha                              11,397        6,647(h)       N/A
----------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                         793,899    1,020,584    1,150,182
----------------------------------------------------------------------------------------------------

                                                               2008         2007         2006
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                                684        2,175          438
----------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth                                   2,165,273    2,813,784    1,867,241
----------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Bond                                      6,431       19,450        4,257
----------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                              24,531       74,062       17,679
----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market                                  0            0            0
----------------------------------------------------------------------------------------------------




(a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c) For the period from Feb. 19, 2009 (when shares become publicly available) to April 30, 2009.

(d) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.

(e) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

(f) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.


(g) For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.



(h) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.




Statement of Additional Information - Dec. 30, 2009                      Page 46

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

           TABLE 5. BROKERAGE DIRECTED FOR RESEARCH AND TURNOVER RATES



----------------------------------------------------------------------------------------------------------------------
                                            BROKERAGE DIRECTED FOR RESEARCH*
                                         -------------------------------------
                                                                  AMOUNT OF                   TURNOVER RATES
                                             AMOUNT OF           COMMISSIONS     -------------------------------------
FUND                                       TRANSACTIONS        IMPUTED OR PAID            2009              2008
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Basic
  Income(a)                               $            0(b)      $        0(b)              39%               19%
----------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Enhanced
  Income(a)                                            0(b)               0(b)              36                24
----------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Moderate
  Income(a)                                            0(b)               0(b)              40                19
----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder
  Aggressive                                           0(b)               0(b)              35                40
----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder
  Conservative                                         0(b)               0(b)              27                29
----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate                 0(b)               0(b)              34                27
----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate
  Aggressive                                           0(b)               0(b)              33                33
----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate
  Conservative                                         0(b)               0(b)              29                31
----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Total
  Equity                                               0(b)               0(b)              28                31
----------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                              0                  0                  5                 4
----------------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index                        0                  0                 23                14
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------------
RiverSource Equity Value                      19,822,056             98,022                 21                25
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth         72,126,889             69,150                133               122
----------------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining       210,782,120            235,261                340(c)            241(c)
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian Equity           2,803,890              4,443                 36                23(d)
----------------------------------------------------------------------------------------------------------------------
RiverSource Recovery and Infrastructure        4,731,215(e)           9,214(e)               4(e)            N/A
----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2010                       0(b)               0(b)              55                92
----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2015                       0(b)               0(b)              53                47
----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2020                       0(b)               0(b)              52                50
----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2025                       0(b)               0(b)              47                41
----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2030                       0(b)               0(b)              47                50
----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2035                       0(b)               0(b)              48                44
----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2040                       0(b)               0(b)              50                52
----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2045                       0(b)               0(b)              51                50
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------
RiverSource High Yield Bond                            0                  0                 83                64
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth       128,933,735             90,607                179               141
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                 0                  0                 19                14
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Select Value            305,069,938             82,345                118                88
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Equity         11,173,721             11,606                 67               106
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value         110,871,407             37,132                120                45
----------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S.
  Government                                           0                  0                271(g)            209
----------------------------------------------------------------------------------------------------------------------
RiverSource U.S. Government Mortgage                   0                  0                431(g)            354(f)

----------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 47

----------------------------------------------------------------------------------------------------------------------
                                            BROKERAGE DIRECTED FOR RESEARCH*
                                         -------------------------------------
                                                                  AMOUNT OF                   TURNOVER RATES
                                             AMOUNT OF           COMMISSIONS     -------------------------------------
FUND                                       TRANSACTIONS        IMPUTED OR PAID            2009              2008
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------------
RiverSource Dividend Opportunity          $   69,622,230         $  140,358                 21%               20%
----------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                       22,122,335             33,883                 51                52
----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------------------------
RiverSource Cash Management                            0                  0                N/A               N/A
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Equity               174,490,339            148,743                 61                58
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid
  Cap Equity                                     694,423                757                104                56
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value        1,538,636              1,766                 98                87
----------------------------------------------------------------------------------------------------------------------
RiverSource Floating Rate                              0                  0                 84                43
----------------------------------------------------------------------------------------------------------------------
RiverSource Income Opportunities                       0                  0                 81                75
----------------------------------------------------------------------------------------------------------------------
RiverSource Inflation Protected
  Securities                                           0                  0                160(h)             59
----------------------------------------------------------------------------------------------------------------------
RiverSource Limited Duration Bond                      0                  0                335(i)            218(g)
----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                      0                  0                 49                49
----------------------------------------------------------------------------------------------------------------------
RiverSource Diversified Bond                           0                  0                371(g)            226(g)
----------------------------------------------------------------------------------------------------------------------
RiverSource Minnesota Tax-Exempt                       0                  0                 33                23
----------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                        0                  0                 34                31
----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------
RiverSource Balanced                         134,013,627            160,642                189(g)            105(g)
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap
  Growth                                     115,848,221             85,590                 58                70
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value       38,146,821             31,490                 63                 6(j)
----------------------------------------------------------------------------------------------------------------------
RiverSource Diversified Equity Income      1,100,570,862          1,494,280                 38                31
----------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value                     85,198,971            545,756                 42                34
----------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Allocation              92,052,055             81,422                136(g)            123(g)
----------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation                0                  0                143               137
----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal High-
  Yield                                                0                  0                 63(k)              4
----------------------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality                  0                  0                 46(k)             13
----------------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                           0                  0                 29(k)             16
----------------------------------------------------------------------------------------------------------------------
Seligman National Municipal                            0                  0                107(k)             16
----------------------------------------------------------------------------------------------------------------------
Seligman New York Municipal                            0                  0                 53(k)              0
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015                               0                  0                 58                70
----------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025                               0                  0                 13                61
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2035                               0                  0                 16                38
----------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045                               0                  0                 36                48
----------------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core                               0                  0                 45                46

----------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 48

----------------------------------------------------------------------------------------------------------------------
                                            BROKERAGE DIRECTED FOR RESEARCH*
                                         -------------------------------------
                                                                  AMOUNT OF                   TURNOVER RATES
                                             AMOUNT OF           COMMISSIONS     -------------------------------------
FUND                                       TRANSACTIONS        IMPUTED OR PAID            2009              2008
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return Currency
  and Income                              $            0         $        0                 16%               39%
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined International
  Equity                                       8,041,109              2,162                 85                61
----------------------------------------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond                      0                  0                 62                82
----------------------------------------------------------------------------------------------------------------------
RiverSource Global Bond                                0                  0                 69                75
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners International
  Select Growth                               83,531,533             99,348                 90                85
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners International
  Select Value                                33,502,807             17,102                 63                40
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners International
  Small Cap                                       95,857                 63                174                87
----------------------------------------------------------------------------------------------------------------------
Seligman Frontier                            142,448,732             47,004                162               156
----------------------------------------------------------------------------------------------------------------------
Seligman Global Technology                 2,739,223,355            460,483                150               171
----------------------------------------------------------------------------------------------------------------------
Threadneedle Asia Pacific(l)                   8,232,647             23,202                  4               N/A
----------------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                794,301,729          1,895,074                149               133
----------------------------------------------------------------------------------------------------------------------
Threadneedle European Equity                 113,984,459            144,742                154               180
----------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity                   300,110,709            477,223                 81                97
----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income              6,599,033             11,416                 45                10(m)
----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha             4,801,721              7,937                133                36(m)
----------------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity       536,939,110            737,307                 97                78
----------------------------------------------------------------------------------------------------------------------
                                                                                          2008              2007
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                    0                  0                 36                53
----------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth                    54,423,999             96,049                 76                87
----------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Bond                            0                  0                 37                51
----------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                     0                  0                 37                47
----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market                    0                  0                N/A               N/A
----------------------------------------------------------------------------------------------------------------------




      * Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. RiverSource also receives proprietary research from brokers, but these amounts have not been included in the table.
    (a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
    (b) The underlying funds may have directed transactions to firms in exchange for research services.
    (c) Higher turnover rates may result in higher brokerage expenses and taxes. The higher turnover rate can be primarily attributed to repositioning the fund to a smaller number of holdings as it worked through risk management and secondarily, market volatility made up the balance of the turnover rate.
    (d) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
    (e) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
    (f) A significant portion of the turnover was the result of "roll" transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.
    (g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 184% for RiverSource Diversified Bond for the fiscal period ended Aug. 31, 2009; 124% for RiverSource Limited Duration Bond Fund for the fiscal period ended July 31, 2008; 122% for RiverSource Diversified Bond Fund for the fiscal period ended Aug. 31, 2008; 110% and 86% for RiverSource Balanced Fund and 116% and 89% for RiverSource Strategic Allocation Fund for the fiscal periods ended Sept. 30, 2009 and 2008, respectively; 199% for RiverSource Short Duration U.S. Government Fund and 162% for RiverSource U.S. Government Mortgage Fund for the fiscal period ended May 31, 2009.
    (h) The fund's turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the first quarter of 2009 and following a more active management style.



Statement of Additional Information - Dec. 30, 2009                      Page 49

    (i) The turnover was a result of a combination of a change in the investment strategy and the growth of the fund. The fund experienced high net inflows in the second quarter of 2009, increasing the NAV.
    (j) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

    (k) The fund's turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the second quarter of 2009, and additionally for Seligman National Municipal, mergers of 14 state-specific Seligman Municipal Funds during the period into the Fund.


    (l) For the period from July 15, 2009 (when the Fund became publicly available) to Oct. 31, 2009.


    (m) For the period from Aug. 1, 2008 (when the Fund became available) to Oct. 31, 2008.


As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 6. SECURITIES OF REGULAR BROKERS OR DEALERS


                                                                                           VALUE OF SECURITIES OWNED AT
FUND                                                 ISSUER                                    END OF FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Basic Income              None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Moderate Income           None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Enhanced Income           None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Aggressive             None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Conservative           None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate               None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate Aggressive    None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate Conservative  None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Total Equity           None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                            Ameriprise Financial                          $     65,185
                                                     ------------------------------------------------------------------
                                                     Charles Schwab                                     190,015
                                                     ------------------------------------------------------------------
                                                     Citigroup                                          289,179
                                                     ------------------------------------------------------------------
                                                     E*Trade Financial                                    9,587
                                                     ------------------------------------------------------------------
                                                     Franklin Resources                                 109,671
                                                     ------------------------------------------------------------------
                                                     Goldman Sachs Group                                533,707
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                             1,423,202
                                                     ------------------------------------------------------------------
                                                     Legg Mason                                          34,047
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                     321,071
                                                     ------------------------------------------------------------------
                                                     PNC Financial Services Group                       207,965
-----------------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index                      Investment Technology Group                      1,062,970
                                                     ------------------------------------------------------------------
                                                     LaBranche & Co.                                    408,547
                                                     ------------------------------------------------------------------
                                                     optionsXpress                                      525,824
                                                     ------------------------------------------------------------------
                                                     Piper Jaffray Companies                            490,510
                                                     ------------------------------------------------------------------
                                                     Stifel Financial                                 1,019,664
-----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource Equity Value                             Goldman Sachs Group                              2,832,324
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                             7,599,674
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                   1,446,897
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth                Eaton Vance                                        187,370
                                                     ------------------------------------------------------------------
                                                     Knight Capital Group Cl A                          294,755
                                                     ------------------------------------------------------------------
                                                     Stifel Financial                                   185,800
-----------------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining               None                                                   N/A

-----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 50

                                                                                           VALUE OF SECURITIES OWNED AT
FUND                                                 ISSUER                                    END OF FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian Equity                 None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Recovery and Infrastructure              None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2010                     None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2015                     None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2020                     None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2025                     None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2030                     None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2035                     None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2040                     None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2045                     None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource High Yield Bond                          Lehman Brothers Holdings*                     $  1,014,750
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth               TD Ameritrade Holding                            1,797,004
                                                     ------------------------------------------------------------------
                                                     Jefferies Group                                  1,273,510
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                   2,445,642
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value               Goldman Sachs Group                              3,132,832
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                            16,047,411
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Select Value                    Stifel Financial                                 1,563,086
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Equity                Eaton Vance                                        235,769
                                                     ------------------------------------------------------------------
                                                     Investment Technology Group                        114,109
                                                     ------------------------------------------------------------------
                                                     Knight Capital Group Cl A                           70,957
                                                     ------------------------------------------------------------------
                                                     LaBranche & Co.                                      5,500
                                                     ------------------------------------------------------------------
                                                     optionsXpress Holdings                           1,315,143
                                                     ------------------------------------------------------------------
                                                     Stifel Financial                                    33,526
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value                 Legg Mason                                       2,039,824
-----------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government           Goldman Sachs Group                              7,801,414
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase Commercial Mtge
                                                     Securities                                       7,081,672
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                             2,680,716
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                   8,340,454
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley Mtge Loan Trust                   1,136,508
-----------------------------------------------------------------------------------------------------------------------
RiverSource U.S. Government Mortgage                 Citigroup/Deutsche Bank Commercial
                                                     Mtge Trust                                       2,782,149
                                                     ------------------------------------------------------------------
                                                     Credit Suisse Mortgage Capital Ctfs              1,650,000
                                                     ------------------------------------------------------------------
                                                     GS Mortgage Securities II                          640,382
                                                     ------------------------------------------------------------------
                                                     LB-UBS Commercial Mtge Trust                     1,713,264
-----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------------
RiverSource Dividend Opportunity                     Goldman Sachs Group                             11,150,932
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                            16,627,373
-----------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                              None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource Cash Management                          Citigroup Funding                              878,596,585
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase Funding                          91,787,016
-----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Equity                       Citigroup                                       13,013,528
                                                     ------------------------------------------------------------------
                                                     E*TRADE Financial                                  384,006
                                                     ------------------------------------------------------------------
                                                     Goldman Sachs Group                              7,150,254
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                            29,286,767
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                  27,556,906
                                                     ------------------------------------------------------------------
                                                     PNC Financial Services Group                    12,166,793

-----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 51

                                                                                           VALUE OF SECURITIES OWNED AT
FUND                                                 ISSUER                                    END OF FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap Equity     optionsXpress Holdings                        $    131,893
                                                     ------------------------------------------------------------------
                                                     Stifel Financial                                   356,750
-----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value              Knight Capital Group Cl A                          226,201
                                                     ------------------------------------------------------------------
                                                     Stifel Financial                                   448,672
-----------------------------------------------------------------------------------------------------------------------

RiverSource Floating Rate                            Ameritrade Holding Corp.                           745,140
                                                     ------------------------------------------------------------------
                                                     Nuveen Investments                                 754,491
-----------------------------------------------------------------------------------------------------------------------

RiverSource Income Opportunities                     None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------

RiverSource Inflation Protected Securities           None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------

RiverSource Limited Duration Bond                    Citigroup                                        1,451,559
                                                     ------------------------------------------------------------------
                                                     Goldman Sachs Group                              1,710,667
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                             1,666,579
                                                     ------------------------------------------------------------------
                                                     Lehman Brothers Holdings*                           78,100
                                                     ------------------------------------------------------------------
                                                     Merrill Lynch & Co.                                824,070
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                   1,705,223
-----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                    None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Diversified Bond                         Bear Stearns Adjustable Rate
                                                     Mortgage Trust                                   5,130,924
                                                     ------------------------------------------------------------------
                                                     Bear Stearns Alternative Trust                      14,970
                                                     ------------------------------------------------------------------
                                                     Bear Stearns Commercial Mortgage
                                                     Securities                                       3,546,017
                                                     ------------------------------------------------------------------
                                                     ChaseFlex Trust                                  1,409,767
                                                     ------------------------------------------------------------------
                                                     Citigroup                                       25,350,618
                                                     ------------------------------------------------------------------
                                                     Citigroup Commercial Mortgage Trust              2,837,338
                                                     ------------------------------------------------------------------
                                                     Citigroup/Deutsche Bank Commercial
                                                     Mortgage Trust                                   9,615,239
                                                     ------------------------------------------------------------------
                                                     Citigroup Funding                               11,998,570
                                                     ------------------------------------------------------------------
                                                     CS First Boston Mtge Securities                 12,910,140
                                                     ------------------------------------------------------------------
                                                     Goldman Sachs Group                             14,411,592
                                                     ------------------------------------------------------------------
                                                     GS Mortgage Securities II                       20,476,757
                                                     ------------------------------------------------------------------
                                                     Jefferies & Co.                                 15,527,394
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase Commercial Mortgage
                                                     Securities                                      53,453,994
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                            14,640,885
                                                     ------------------------------------------------------------------
                                                     LB-UBS Commercial Mortgage Trust                16,071,271
                                                     ------------------------------------------------------------------
                                                     Lehman Brothers Holdings*                        1,862,306
                                                     ------------------------------------------------------------------
                                                     Merrill Lynch Mortgage Trust                     2,665,078
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                  13,240,853
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley Capital I                        10,028,848
-----------------------------------------------------------------------------------------------------------------------

RiverSource Minnesota Tax-Exempt                     None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------

RiverSource New York Tax-Exempt                      None                                                   N/A

-----------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 52

                                                                                           VALUE OF SECURITIES OWNED AT
FUND                                                 ISSUER                                    END OF FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------
RiverSource Balanced                                 Bear Stearns Adjustable Rate
                                                     Mortgage Trust                                $    713,060
                                                     ------------------------------------------------------------------
                                                     Bear Stearns Commercial Mortgage
                                                     Securities                                         899,869
                                                     ------------------------------------------------------------------
                                                     ChaseFlex Trust                                    849,320
                                                     ------------------------------------------------------------------
                                                     Citigroup                                        1,082,219
                                                     ------------------------------------------------------------------
                                                     Citigroup Commercial Mortgage Trust                316,302
                                                     ------------------------------------------------------------------
                                                     Citigroup/Deutsche Bank Commercial
                                                     Mortgage Trust                                     393,676
                                                     ------------------------------------------------------------------
                                                     Goldman Sachs Group                             18,865,931
                                                     ------------------------------------------------------------------
                                                     GS Mortgage Securities II                        1,030,324
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                             8,998,091
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase Commercial Mortgage
                                                     Securities                                       2,697,566
                                                     ------------------------------------------------------------------
                                                     LB-UBS Commercial Mortgage Trust                 1,354,451
                                                     ------------------------------------------------------------------
                                                     Lehman Brothers Holdings*                          236,004
                                                     ------------------------------------------------------------------
                                                     Merrill Lynch Mortgage Trust                       188,000
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                   3,258,404
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley Capital 1                         1,291,191
-----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Large Cap Growth             Franklin Resources                               1,934,035
                                                     ------------------------------------------------------------------
                                                     Goldman Sachs Group                             20,863,258
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                   9,177,567
-----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Large Cap Value              Citigroup                                        6,796,957
                                                     ------------------------------------------------------------------
                                                     Goldman Sachs Group                              6,574,659
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                             1,293,917
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                   6,536,678
                                                     ------------------------------------------------------------------
                                                     PNC Financial Services Group                     1,943,649
-----------------------------------------------------------------------------------------------------------------------

RiverSource Diversified Equity Income                Goldman Sachs Group                            178,337,738
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                            85,834,923
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                  52,518,110
-----------------------------------------------------------------------------------------------------------------------

RiverSource Mid Cap Value                            Goldman Sachs & Co.                             47,226,353
-----------------------------------------------------------------------------------------------------------------------

RiverSource Strategic Allocation                     Bear Stearns Commercial Mortgage
                                                     Securities                                         699,898
                                                     ------------------------------------------------------------------
                                                     Citigroup                                        6,504,737
                                                     ------------------------------------------------------------------
                                                     Citigroup Commercial Mortgage Trust                316,302
                                                     ------------------------------------------------------------------
                                                     Citigroup/Deutsche Bank Commercial
                                                     Mortgage Trust                                     183,715
                                                     ------------------------------------------------------------------
                                                     Credit Suisse Group                                457,330
                                                     ------------------------------------------------------------------
                                                     CS First Boston Mortgage Securities                155,406
                                                     ------------------------------------------------------------------
                                                     Goldman Sachs Group                              9,642,282
                                                     ------------------------------------------------------------------
                                                     GS Mortgage Securities II                          788,719
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                            10,872,093
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase Commercial Mortgage
                                                     Securities                                       2,234,879
                                                     ------------------------------------------------------------------
                                                     Knight Capital Group Cl A                           96,200
                                                     ------------------------------------------------------------------
                                                     LB-UBS Commercial Mortgage Trust                   559,502
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                   9,436,155
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley Capital 1                           709,666
                                                     ------------------------------------------------------------------
                                                     optionsXpress Holdings                              82,339
                                                     ------------------------------------------------------------------
                                                     PNC Financial Services Group                     6,225,544

-----------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 53

                                                                                           VALUE OF SECURITIES OWNED AT
FUND                                                 ISSUER                                    END OF FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation              Ameritrade Holding
                                                     Corp. -- subsidiary                           $    624,828
                                                     ------------------------------------------------------------------
                                                     Bear Stearns Commercial Mortgage
                                                     Securities                                         868,876
                                                     ------------------------------------------------------------------
                                                     Citigroup                                          118,157
                                                     ------------------------------------------------------------------
                                                     Citigroup/Deutsche Bank Commercial
                                                     Mortgage Trust                                     985,508
                                                     ------------------------------------------------------------------
                                                     CS First Boston Mortgage Securities              1,069,849
                                                     ------------------------------------------------------------------
                                                     Goldman Sachs Group                                171,602
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                               268,331
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase Commercial Mortgage
                                                     Securities                                         889,173
                                                     ------------------------------------------------------------------
                                                     Lehman Brothers Holdings*                           15,975
                                                     ------------------------------------------------------------------
                                                     Merrill Lynch Mortgage Trust                       178,336
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                     801,038
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley Capital 1                            69,125
                                                     ------------------------------------------------------------------
                                                     Nuveen Investments                                  97,091
-----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal High-Yield             None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality                None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                         None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
Seligman National Municipal                          None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
Seligman New York Municipal                          None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015                             None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025                             None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035                             None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045                             None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core                             None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and Income      GS Mortgage Securities II                        2,719,948
                                                     ------------------------------------------------------------------
                                                     Lehman Brothers Holdings*                          100,800
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley, Dean Witter Capital
                                                     1                                                  428,016
-----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined International Equity         Credit Suisse Mortgage Capital Ctfs              3,138,369
-----------------------------------------------------------------------------------------------------------------------

RiverSource Emerging Markets Bond                    Morgan Stanley                                   2,351,866
-----------------------------------------------------------------------------------------------------------------------

RiverSource Global Bond                              Bear Stearns Commercial Mortgage
                                                     Securities                                         237,337
                                                     ------------------------------------------------------------------
                                                     Citigroup                                        1,003,392
                                                     ------------------------------------------------------------------
                                                     Citigroup Commercial Mortgage Trust              1,581,548
                                                     ------------------------------------------------------------------
                                                     CS First Boston Mortgage Securities                595,440
                                                     ------------------------------------------------------------------
                                                     Goldman Sachs Group                              1,188,323
                                                     ------------------------------------------------------------------
                                                     GS Mortgage Securities II                        1,102,326
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase Commercial Mortgage
                                                     Securities                                       1,702,095
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                               770,873
                                                     ------------------------------------------------------------------
                                                     LB-UBS Commercial Mortgage Trust                 1,501,910
                                                     ------------------------------------------------------------------
                                                     Lehman Brothers Holdings*                          212,850
                                                     ------------------------------------------------------------------
                                                     Merrill Lynch & Co.                                366,682
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                  11,964,651
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley Capital 1                         1,334,954
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners International Select Growth     Credit Suisse Group                              4,008,753
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners International Select Value      Citigroup Funding                                6,997,755
                                                     ------------------------------------------------------------------
                                                     Morgan Stanley                                  20,000,000
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners International Small Cap         None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------

Seligman Frontier                                    Affiliated Managers Group                          380,940
                                                     ------------------------------------------------------------------
                                                     Piper Jaffray Companies                            171,643
                                                     ------------------------------------------------------------------
                                                     Stifel Financial                                   244,212

-----------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 54

                                                                                           VALUE OF SECURITIES OWNED AT
FUND                                                 ISSUER                                    END OF FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------
Seligman Global Technology                           None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------

Threadneedle Asia Pacific                            None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------

Threadneedle Emerging Markets                        None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------

Threadneedle European Equity                         Credit Suisse Group                           $  2,058,583
-----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                           Citigroup Commercial Mortgage Trust              6,721,641
                                                     ------------------------------------------------------------------
                                                     Credit Suisse Mortgage Capital Ctfs              2,352,116
                                                     ------------------------------------------------------------------
                                                     Goldman Sachs Group                              5,039,414
                                                     ------------------------------------------------------------------
                                                     JPMorgan Chase & Co.                             9,925,220
-----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                    None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha                   Citigroup                                           64,732
                                                     ------------------------------------------------------------------
                                                     Goldman Sachs Group                                119,119
-----------------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity               Credit Suisse Group                              7,751,291
-----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                  None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth                           TD Ameritrade Holding                            5,944,887
-----------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Bond                          None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                   None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market                  None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------




     * Subsequent to Aug. 31, 2008. Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.





Statement of Additional Information - Dec. 30, 2009                      Page 55

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

     TABLE 7. BROKERAGE COMMISSIONS PAID TO INVESTMENT MANAGER OR AFFILIATES


                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2009                                    2008         2007
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder  None               --             --          --           --         $    0(a)    $    0
Basic Income
--------------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder  None               --             --          --           --              0(a)         0
Enhanced Income
--------------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder  None               --             --          --           --              0(a)         0
Moderate Income
--------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio       None               --             --          --           --              0            0
Builder Aggressive
--------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio       None               --             --          --           --              0            0
Builder Conservative
--------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio       None               --             --          --           --              0            0
Builder Moderate
--------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio       None               --             --          --           --              0            0
Builder Moderate
Aggressive
--------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio       None               --             --          --           --              0            0
Builder Moderate
Conservative
--------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio       None               --             --          --           --              0            0
Builder Total Equity
--------------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index   None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
RiverSource Small Company   None               --             --          --           --              0            0
Index
--------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 56

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2009                                    2008         2007
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------
RiverSource Equity Value    None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small  UBS                 1        $ 2,243        0.40%        0.97%        $3,919            0
Cap Growth                  Securities
--------------------------------------------------------------------------------------------------------------------------
RiverSource Precious        None               --             --          --           --              0            0
Metals and Mining
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------
RiverSource 120/20          None               --             --          --           --              0(b)       N/A
Contrarian Equity
--------------------------------------------------------------------------------------------------------------------------
RiverSource Recovery and    None(c)            --             --          --           --            N/A          N/A
Infrastructure
--------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement      None               --             --          --           --              0            0(d)
Plus 2010
--------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement      None               --             --          --           --              0            0(d)
Plus 2015
--------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement      None               --             --          --           --              0            0(d)
Plus 2020
--------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement      None               --             --          --           --              0            0(d)
Plus 2025
--------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement      None               --             --          --           --              0            0(d)
Plus 2030
--------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement      None               --             --          --           --              0            0(d)
Plus 2035
--------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement      None               --             --          --           --              0            0(d)
Plus 2040
--------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement      None               --             --          --           --              0            0(d)
Plus 2045

--------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 57

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2009                                    2008         2007
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------
RiverSource High Yield      None               --             --          --           --              0            0
Bond
--------------------------------------------------------------------------------------------------------------------------
RiverSource Partners        JPMorgan            2        $62,224       14.93%        6.60%        $3,532       $   23
Aggressive Growth           Securities,
                            Inc.
--------------------------------------------------------------------------------------------------------------------------
RiverSource Partners        None               --             --          --           --              0            0
Fundamental Value
--------------------------------------------------------------------------------------------------------------------------
RiverSource Partners        Gabelli &           3                         --           --              0        7,352
Select Value                Co.
--------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small  Wachovia            4            141        0.13         0.12              0          568
Cap Equity                  Capital
                            Markets
--------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small  None               --             --          --           --              0            0
Cap Value
--------------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration  None               --             --          --           --              0            0
U.S. Government
--------------------------------------------------------------------------------------------------------------------------
RiverSource U.S.            None               --             --          --           --              0            0
Government Mortgage
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------
RiverSource Dividend                           --             --          --           --              0            0
Opportunity                 None
--------------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate     None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------
RiverSource Cash            None               --             --          --           --         $    0       $    0
Management
--------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined     None                                                                       0            0
Equity
--------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined     None               --             --          --           --              0            0
Small and Mid Cap Equity
--------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined     None               --             --          --           --              0            0
Small
Cap Value
--------------------------------------------------------------------------------------------------------------------------
RiverSource Floating Rate   None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
RiverSource Income          None               --             --          --           --              0            0
Opportunities
--------------------------------------------------------------------------------------------------------------------------
RiverSource Inflation       None               --             --          --           --              0            0
Protected Securities
--------------------------------------------------------------------------------------------------------------------------
RiverSource Limited         None               --             --          --           --              0            0
Duration Bond

--------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 58

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2009                                    2008         2007
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------
RiverSource California      None               --             --          --           --              0            0
Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified     None               --             --          --           --              0            0
Bond
--------------------------------------------------------------------------------------------------------------------------
RiverSource Minnesota Tax-  None               --             --          --           --              0            0
Exempt
--------------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-   None               --             --          --           --              0            0
Exempt
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------
RiverSource Balanced        None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined     None               --             --          --           --              0            0(e)
Large Cap Growth
--------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined     None               --             --          --           --              0(f)       N/A
Large Cap Value
--------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified     None               --             --          --           --              0            0
Equity Income
--------------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value   None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic       None               --             --          --           --              0            0
Allocation
--------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic       None               --             --          --           --              0            0(e)
Income Allocation
--------------------------------------------------------------------------------------------------------------------------
Seligman California         None               --             --          --           --              0            0
Municipal High-Yield
--------------------------------------------------------------------------------------------------------------------------
Seligman California         None               --             --          --           --              0            0
Municipal Quality
--------------------------------------------------------------------------------------------------------------------------
Seligman Minnesota          None               --             --          --           --              0            0
Municipal
--------------------------------------------------------------------------------------------------------------------------
Seligman National           None               --             --          --           --              0            0
Municipal
--------------------------------------------------------------------------------------------------------------------------
Seligman New York           None               --             --          --           --              0            0
Municipal
--------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015    None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025    None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035    None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045    None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core    None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------
RiverSource Absolute        None               --             --          --           --              0            0
Return Currency and Income
--------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined     None               --             --          --           --              0            0
International Equity
--------------------------------------------------------------------------------------------------------------------------
RiverSource Emerging        None               --             --          --           --              0            0
Markets Bond
--------------------------------------------------------------------------------------------------------------------------

RiverSource Global Bond     None               --             --          --           --              0            0

--------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 59

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2009                                    2008         2007
--------------------------------------------------------------------------------------------------------------------------
RiverSource Partners        Merrill             5        $   585        0.27%        0.42%             0            0
International Select        Lynch
Growth                      Capital
                            Markets
--------------------------------------------------------------------------------------------------------------------------

RiverSource Partners        Sanford             6              0          --           --          1,677            0
International Select Value  Bernstein
--------------------------------------------------------------------------------------------------------------------------

RiverSource Partners        None               --             --          --           --         $    0       $    0
International Small Cap
--------------------------------------------------------------------------------------------------------------------------

Seligman Frontier           None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Seligman Global Technology  None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Threadneedle Asia Pacific   None(j)            --             --          --           --            N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
Threadneedle Emerging       None               --             --          --           --              0            0
Markets
--------------------------------------------------------------------------------------------------------------------------

Threadneedle European       None               --             --          --           --              0            0
Equity
--------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity  None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity  None               --             --          --           --              0(k)       N/A
Income
--------------------------------------------------------------------------------------------------------------------------

Threadneedle Global         None               --             --          --           --              0(k)       N/A
Extended Alpha
--------------------------------------------------------------------------------------------------------------------------

Threadneedle International  None               --             --          --           --              0            0
Opportunity
--------------------------------------------------------------------------------------------------------------------------

                                                           2008                                    2007         2006
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate    None               --             --          --           --              0            0
Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth                     --             --          --           --              0            0
                            None
--------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt      None               --             --          --           --              0            0
Bond
--------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt      None               --             --          --           --              0            0
High Income
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt      None               --             --          --           --              0            0
Money Market
--------------------------------------------------------------------------------------------------------------------------



    (1) Affiliate of UBS Global Asset Management, a subadviser.
    (2) Affiliate of American Century, a subadviser.
    (3) Affiliate of GAMCO Investors, Inc. a former subadviser, terminated Sept. 29, 2006.
    (4) Affiliate of Jennison Associates, LLC, a subadviser.

    (5) Affiliate of Columbia Wanger, a subadviser.


    (6) Affiliate of AllianceBernstein, a subadviser.

    (a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
    (b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
    (c) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
    (d) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.

    (e) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

    (f) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.



Statement of Additional Information - Dec. 30, 2009                      Page 60

    (g) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

    (h) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

    (i) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


    (j) For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.



    (k) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.


VALUING FUND SHARES

As of the end of the most recent fiscal period, the computation of net asset value per share of a class of a fund was based on net assets of that class divided by the number of class shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1. All expenses of a fund, including the management fee and administrative services fee and, as applicable, distribution and plan administration fees, are accrued daily and taken into account for the purpose of determining NAV.

                          TABLE 8. VALUING FUND SHARES


FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Basic Income
     Class A                                   $  186,970,729         22,677,468                $ 8.24
     Class B                                       27,939,305          3,394,885                  8.23
     Class C                                        9,281,940          1,126,721                  8.24
     Class R4                                           8,257              1,000                  8.26
-----------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Enhanced Income
     Class A                                      164,090,568         21,598,784                  7.60
     Class B                                       18,998,046          2,503,256                  7.59
     Class C                                        7,980,635          1,051,482                  7.59
     Class R4                                         103,837             13,670                  7.60
-----------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Moderate Income
     Class A                                      338,875,864         43,137,952                  7.86
     Class B                                       40,992,857          5,230,164                  7.84
     Class C                                       14,003,542          1,784,927                  7.85
     Class R4                                          14,829              1,885                  7.87
-----------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Aggressive
     Class A                                      294,773,096         45,416,245                  6.49
     Class B                                       56,863,918          8,803,125                  6.46
     Class C                                       11,330,376          1,765,176                  6.42
     Class R4                                         141,064             21,713                  6.50
-----------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Conservative
     Class A                                      145,919,328         17,150,019                  8.51
     Class B                                       41,589,703          4,905,272                  8.48
     Class C                                       10,602,340          1,249,604                  8.48
     Class R4                                          20,746              2,461                  8.43
-----------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate
     Class A                                      664,054,374         87,640,367                  7.58
     Class B                                      144,798,038         19,199,873                  7.54
     Class C                                       33,449,418          4,433,154                  7.55
     Class R4                                          78,368             10,348                  7.57
-----------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate
  Aggressive
     Class A                                      644,510,105         91,887,421                  7.01
     Class B                                      130,075,493         18,628,806                  6.98
     Class C                                       26,360,644          3,778,666                  6.98
     Class R4                                         558,316             79,497                  7.02
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 61

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate
  Conservative
     Class A                                   $  257,155,177         32,046,209                $ 8.02
     Class B                                       60,844,849          7,606,644                  8.00
     Class C                                       15,772,351          1,971,183                  8.00
     Class R4                                          25,381              3,177                  7.99
-----------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Total Equity
     Class A                                      245,908,353         40,787,041                  6.03
     Class B                                       45,514,660          7,624,879                  5.97
     Class C                                        9,263,309          1,558,801                  5.94
     Class R4                                          74,311             12,287                  6.05
-----------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index
     Class D                                       21,470,665          7,875,153                  2.73
     Class E                                       87,567,351         32,008,961                  2.74
-----------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index
     Class A                                      280,601,738         99,425,503                  2.82
     Class B                                       50,844,680         22,379,419                  2.27
     Class R4                                       4,364,248          1,490,973                  2.93
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------
RiverSource Equity Value
     Class A                                      450,712,507         68,890,198                  6.54
     Class B                                       50,134,973          7,632,829                  6.57
     Class C                                        3,102,757            477,818                  6.49
     Class I                                            3,591                548                  6.55
     Class R2                                           2,447                374                  6.54
     Class R3                                         107,204             16,368                  6.55
     Class R4                                       4,173,423            636,556                  6.56
     Class R5                                           2,447                374                  6.54
     Class W                                            2,484                380                  6.54
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth
     Class A                                       38,606,437         17,175,057                  2.25
     Class B                                       11,644,484          5,603,218                  2.08
     Class C                                        1,632,974            785,175                  2.08
     Class I                                       30,343,515         13,031,926                  2.33
     Class R2                                           2,156                951                  2.27
     Class R3                                           2,169                951                  2.28
     Class R4                                          53,805             23,512                  2.29
     Class R5                                           2,183                951                  2.30
-----------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining
     Class A                                       94,319,611         10,433,590                  9.04
     Class B                                       12,722,723          1,541,104                  8.26
     Class C                                        2,257,212            278,920                  8.09
     Class I                                            9,068                989                  9.17
     Class R4                                          73,212              7,985                  9.17
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian Equity
     Class A                                       27,439,148          2,402,528                 11.42
     Class B                                        1,599,194            141,516                 11.30
     Class C                                        1,341,742            118,740                 11.30
     Class I                                        3,232,961            281,691                 11.48
     Class R5                                           5,735                500                 11.47

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 62

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
RiverSource Recovery and Infrastructure
     Class A                                   $   50,777,415          4,371,521                $11.62
     Class B                                        4,017,674            346,389                 11.60
     Class C                                        2,722,636            234,730                 11.60
     Class I                                       12,377,893          1,064,623                 11.63
     Class R2                                          11,607              1,000                 11.61
     Class R3                                          11,614              1,000                 11.61
     Class R4                                          22,600              1,945                 11.62
     Class R5                                          11,626              1,000                 11.63
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2010
     Class A                                        3,095,956            447,244                  6.92
     Class R2                                           3,240                468                  6.92
     Class R3                                           3,240                468                  6.92
     Class R4                                           3,242                468                  6.93
     Class R5                                           3,243                468                  6.93
     Class Y                                        4,703,534            678,609                  6.93
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2015
     Class A                                        4,840,029            712,731                  6.79
     Class R2                                           3,164                465                  6.80
     Class R3                                           3,163                465                  6.80
     Class R4                                           3,164                465                  6.80
     Class R5                                           3,167                465                  6.81
     Class Y                                       13,012,797          1,910,356                  6.81
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2020
     Class A                                        3,732,214            589,755                  6.33
     Class R2                                           8,994              1,416                  6.35
     Class R3                                           2,948                464                  6.35
     Class R4                                           2,948                464                  6.35
     Class R5                                           2,952                464                  6.36
     Class Y                                       14,824,867          2,331,930                  6.36
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2025
     Class A                                        2,261,901            361,260                  6.26
     Class R2                                          15,488              2,472                  6.27
     Class R3                                           2,929                466                  6.29
     Class R4                                           2,936                465                  6.31
     Class R5                                           2,936                465                  6.31
     Class Y                                       18,489,701          2,936,299                  6.30
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2030
     Class A                                        4,733,464            752,794                  6.29
     Class R2                                           7,048              1,118                  6.30
     Class R3                                           2,927                464                  6.31
     Class R4                                           2,923                464                  6.30
     Class R5                                           2,926                464                  6.31
     Class Y                                       18,044,906          2,860,073                  6.31
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2035
     Class A                                        1,296,313            208,303                  6.22
     Class R2                                           2,910                467                  6.23
     Class R3                                           2,912                467                  6.24
     Class R4                                           2,912                467                  6.24
     Class R5                                           2,915                467                  6.24
     Class Y                                       13,096,274          2,097,551                  6.24
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2040
     Class A                                        1,247,058            206,572                  6.04
     Class R2                                           8,314              1,373                  6.06
     Class R3                                          19,225              3,175                  6.06
     Class R4                                           2,811                464                  6.06
     Class R5                                           2,814                464                  6.06
     Class Y                                        8,534,956          1,407,503                  6.06

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 63

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2045
     Class A                                   $    1,182,765            191,544                $ 6.17
     Class R2                                           2,883                466                  6.19
     Class R3                                           2,883                466                  6.19
     Class R4                                           2,883                466                  6.19
     Class R5                                           2,885                466                  6.19
     Class Y                                        7,820,301          1,262,765                  6.19
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------
RiverSource High Yield Bond
     Class A                                    1,003,575,895        436,811,958                  2.30
     Class B                                      109,559,138         47,713,625                  2.30
     Class C                                       21,579,358          9,454,650                  2.28
     Class I                                       74,332,691         32,399,309                  2.29
     Class R2                                          14,121              6,128                  2.30
     Class R3                                       1,242,890            538,148                  2.31
     Class R4                                       2,390,655          1,040,477                  2.30
     Class R5                                           3,897              1,695                  2.30
     Class W                                        6,434,725          2,824,309                  2.28
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth
     Class A                                      207,169,730         33,798,503                  6.13
     Class B                                       30,452,015          5,204,722                  5.85
     Class C                                        1,762,044            301,006                  5.85
     Class I                                       71,268,211         11,379,715                  6.26
     Class R2                                          75,006             12,246                  6.12
     Class R3                                          16,916              2,736                  6.18
     Class R4                                          90,922             14,618                  6.22
     Class R5                                           3,564                572                  6.23
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value
     Class A                                      319,303,984         86,102,190                  3.71
     Class B                                       68,807,426         19,386,443                  3.55
     Class C                                        8,381,816          2,350,575                  3.57
     Class I                                      147,813,699         39,425,906                  3.75
     Class R4                                         161,351             43,267                  3.73
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Select Value
     Class A                                      171,586,494         54,027,990                  3.18
     Class B                                       33,999,040         11,190,973                  3.04
     Class C                                        3,664,376          1,209,841                  3.03
     Class I                                       52,038,069         16,131,939                  3.23
     Class R4                                          58,363             18,230                  3.20
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Equity
     Class A                                      106,851,808         31,129,071                  3.43
     Class B                                       11,759,149          3,675,291                  3.20
     Class C                                        1,271,635            397,882                  3.20
     Class I                                            6,010              1,724                  3.49
     Class R4                                       2,148,452            615,294                  3.49
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value
     Class A                                      194,255,683         58,055,466                  3.35
     Class B                                       61,304,340         19,668,144                  3.12
     Class C                                        5,806,654          1,858,261                  3.12
     Class I                                       40,476,472         11,699,997                  3.46
     Class R2                                         341,874            102,053                  3.35
     Class R3                                          26,984              7,954                  3.39
     Class R4                                         153,671             45,029                  3.41
     Class R5                                       7,086,719          2,072,383                  3.42

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 64

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government
     Class A                                   $  529,368,837        114,236,678                $ 4.63
     Class B                                      113,216,242         24,431,558                  4.63
     Class C                                       12,866,781          2,776,585                  4.63
     Class I                                       41,851,347          9,022,598                  4.64
     Class R4                                       4,331,129            934,061                  4.64
     Class W                                            4,876              1,053                  4.63
-----------------------------------------------------------------------------------------------------------------

RiverSource U.S. Government Mortgage
     Class A                                       78,939,541         16,543,068                  4.77
     Class B                                       24,176,629          5,064,728                  4.77
     Class C                                        4,090,259            856,738                  4.77
     Class I                                      221,584,142         46,475,255                  4.77
     Class R4                                          63,991             13,427                  4.77
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------
RiverSource Dividend Opportunity
     Class A                                      793,420,879        142,297,299                  5.58
     Class B                                       91,922,474         16,598,559                  5.54
     Class C                                       14,770,403          2,672,956                  5.53
     Class I                                      158,905,085         28,437,503                  5.59
     Class R2                                           3,648                653                  5.59
     Class R3                                           3,648                653                  5.59
     Class R4                                         490,289             87,730                  5.59
     Class R5                                           3,648                653                  5.59
     Class W                                            3,174                568                  5.59
-----------------------------------------------------------------------------------------------------------------
RiverSource Real Estate
     Class A                                       39,604,801          6,343,058                  6.24
     Class B                                        5,963,230            962,244                  6.20
     Class C                                          786,769            127,106                  6.19
     Class I                                       88,405,029         14,132,093                  6.26
     Class R4                                          58,277              9,376                  6.22
     Class W                                            1,710                275                  6.22
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------
RiverSource Cash Management
     Class A                                    3,278,885,669      3,293,890,320                  1.00
     Class B                                       76,369,716         76,708,061                  1.00
     Class C                                        7,073,282          7,106,706                  1.00
     Class I                                       74,516,509         74,791,575                  1.00
     Class R5                                           4,979              5,000                  1.00
     Class W                                       31,351,087         31,471,737                  1.00
     Class Y                                       31,088,681         31,174,679                  1.00
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Equity
     Class A                                      692,099,784        160,878,551                  4.30
     Class B                                       15,588,211          3,653,826                  4.27
     Class C                                        2,105,003            496,767                  4.24
     Class I                                      331,846,856         76,648,563                  4.33
     Class R2                                           2,840                661                  4.30
     Class R3                                           2,842                661                  4.30
     Class R4                                      89,590,579         20,740,477                  4.32
     Class R5                                           2,848                661                  4.31
     Class W                                      725,762,099        169,124,201                  4.29
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity
     Class A                                       10,111,472          1,619,203                  6.24
     Class B                                          930,139            152,289                  6.11
     Class C                                          286,217             46,841                  6.11
     Class I                                       20,778,847          3,315,675                  6.27
     Class R4                                           7,534              1,205                  6.25
     Class W                                      127,931,961         20,599,400                  6.21

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 65

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value
     Class A                                   $   10,761,916          1,602,931                $ 6.71
     Class B                                          260,921             39,508                  6.60
     Class C                                           77,078             11,670                  6.60
     Class I                                       42,272,925          6,285,223                  6.73
     Class R2                                           3,052                455                  6.71
     Class R3                                           3,906                582                  6.71
     Class R4                                           6,715              1,000                  6.72
     Class R5                                           3,058                455                  6.72
-----------------------------------------------------------------------------------------------------------------
RiverSource Floating Rate
     Class A                                      267,669,492         33,743,042                  7.93
     Class B                                       13,753,092          1,732,968                  7.94
     Class C                                       15,721,401          1,981,722                  7.93
     Class I                                      112,680,741         14,208,955                  7.93
     Class R4                                         112,619             14,159                  7.95
     Class R5                                           4,420                556                  7.95
     Class W                                            3,943                497                  7.93
-----------------------------------------------------------------------------------------------------------------
RiverSource Income Opportunities
     Class A                                      402,063,679         44,650,530                  9.00
     Class B                                       34,051,872          3,782,976                  9.00
     Class C                                       35,122,534          3,902,941                  9.00
     Class I                                      158,288,141         17,558,605                  9.01
     Class R4                                         252,589             27,960                  9.03
-----------------------------------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
     Class A                                      243,639,793         24,991,361                  9.75
     Class B                                       24,639,182          2,528,696                  9.74
     Class C                                       11,238,772          1,153,520                  9.74
     Class I                                      186,201,393         19,104,355                  9.75
     Class R4                                          81,087              8,322                  9.74
     Class W                                      189,822,155         19,475,564                  9.75
-----------------------------------------------------------------------------------------------------------------
RiverSource Limited Duration Bond
     Class A                                      114,937,002         12,147,905                  9.46
     Class B                                        7,256,740            767,195                  9.46
     Class C                                        9,493,745          1,004,100                  9.45
     Class I                                      123,650,521         13,064,289                  9.46
     Class R4                                          98,684             10,402                  9.49
     Class W                                            4,851                512                  9.47
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt
     Class A                                      156,529,091         32,281,411                  4.85
     Class B                                        2,746,317            566,512                  4.85
     Class C                                        2,638,601            543,497                  4.85
-----------------------------------------------------------------------------------------------------------------
RiverSource Diversified Bond
     Class A                                    2,402,834,582        505,515,125                  4.75
     Class B                                      191,468,923         40,286,990                  4.75
     Class C                                       52,650,113         11,074,642                  4.75
     Class I                                      787,166,241        165,384,786                  4.76
     Class R2                                         287,638             60,428                  4.76
     Class R3                                           9,829              2,067                  4.76
     Class R4                                      72,569,590         15,286,568                  4.75
     Class R5                                         296,257             62,408                  4.75
     Class W                                      578,424,162        121,658,362                  4.75
-----------------------------------------------------------------------------------------------------------------
RiverSource Minnesota Tax-Exempt
     Class A                                      301,420,555         58,435,558                  5.16
     Class B                                        9,061,802          1,755,984                  5.16
     Class C                                       12,604,907          2,443,475                  5.16

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 66

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt
     Class A                                   $   52,995,844         10,905,515                $ 4.86
     Class B                                        2,051,875            422,258                  4.86
     Class C                                          931,186            191,649                  4.86
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------
RiverSource Balanced
     Class A                                      567,386,530         64,566,373                  8.79
     Class B                                       17,661,853          2,021,254                  8.74
     Class C                                        9,454,482          1,084,116                  8.72
     Class R2                                         119,765             13,638                  8.78
     Class R4                                      45,391,810          5,164,844                  8.79
     Class R5                                          10,692              1,217                  8.79
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth
     Class A                                      274,023,730         36,524,683                  7.50
     Class B                                        3,579,138            481,472                  7.43
     Class C                                        1,561,360            210,004                  7.43
     Class I                                      206,056,085         27,238,022                  7.57
     Class R2                                           7,533              1,000                  7.53
     Class R3                                           7,539              1,000                  7.54
     Class R4                                           7,730              1,025                  7.54
     Class R5                                           7,561              1,000                  7.56
     Class W                                      188,126,122         25,003,227                  7.52
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value
     Class A                                        1,434,098            184,422                  7.78
     Class B                                           57,553              7,464                  7.71
     Class C                                           27,275              3,524                  7.74
     Class I                                       60,019,450          7,688,355                  7.81
     Class R2                                           7,766              1,000                  7.77
     Class R3                                           7,779              1,000                  7.78
     Class R4                                          13,843              1,776                  7.79
     Class R5                                           7,804              1,000                  7.80
     Class W                                      237,104,669         30,469,778                  7.78
-----------------------------------------------------------------------------------------------------------------

RiverSource Diversified Equity Income
     Class A                                    3,516,947,647        423,238,665                  8.31
     Class B                                      377,652,270         45,345,973                  8.33
     Class C                                       72,371,930          8,719,127                  8.30
     Class I                                      212,064,386         25,537,767                  8.30
     Class R2                                       8,271,071            998,943                  8.28
     Class R3                                     110,247,680         13,285,646                  8.30
     Class R4                                     197,976,509         23,806,751                  8.32
     Class R5                                      53,334,196          6,415,412                  8.31
     Class W                                            3,002                361                  8.32
-----------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value
     Class A                                    1,351,336,081        219,846,167                  6.15
     Class B                                      104,322,229         17,668,539                  5.90
     Class C                                       41,952,034          7,101,337                  5.91
     Class I                                       44,213,966          7,069,592                  6.25
     Class R2                                      15,826,707          2,592,379                  6.11
     Class R3                                      46,598,913          7,595,392                  6.14
     Class R4                                     337,592,770         54,533,230                  6.19
     Class R5                                     133,143,010         21,466,665                  6.20
     Class W                                            3,138                506                  6.20

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 67

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
RiverSource Strategic Allocation
     Class A                                   $1,122,673,319        133,009,047                $ 8.44
     Class B                                      115,318,212         13,795,868                  8.36
     Class C                                       46,514,897          5,592,862                  8.32
     Class I                                            3,660                434                  8.43
     Class R2                                           3,660                434                  8.43
     Class R3                                           3,660                434                  8.43
     Class R4                                       1,219,103            144,213                  8.45
     Class R5                                           3,660                434                  8.43
-----------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation
     Class A                                      255,190,331         26,582,876                  9.60
     Class B                                       25,702,531          2,676,844                  9.60
     Class C                                       13,328,854          1,389,310                  9.59
     Class R2                                           5,157                537                  9.60
     Class R3                                           5,157                537                  9.60
     Class R4                                          68,365              7,124                  9.60
     Class R5                                           5,157                537                  9.60
-----------------------------------------------------------------------------------------------------------------
Seligman California Municipal High-Yield
     Class A                                       31,142,713          4,653,633                  6.69
     Class C                                        6,162,106            919,720                  6.70
-----------------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality
     Class A                                       40,319,393          6,023,523                  6.69
     Class C                                        3,514,624            527,353                  6.66
-----------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal
     Class A                                       71,247,393          9,145,572                  7.79
     Class C                                        1,407,064            180,200                  7.81
-----------------------------------------------------------------------------------------------------------------
Seligman National Municipal
     Class A                                      665,767,573         82,031,969                  8.12
     Class C                                       36,644,916          4,493,860                  8.15
-----------------------------------------------------------------------------------------------------------------
Seligman New York Municipal
     Class A                                       76,943,770          9,243,243                  8.32
     Class C                                        8,196,244            982,659                  8.34
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015
     Class A                                       12,869,269          1,940,646                  6.63
     Class C                                       12,264,632          1,882,061                  6.52
     Class R2                                       1,495,666            226,740                  6.60
     Class R5                                          25,221              3,765                  6.70
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025
     Class A                                       17,518,203          2,562,329                  6.84
     Class C                                       13,402,662          2,002,910                  6.69
     Class R2                                       3,182,793            469,091                  6.79
     Class R5                                         245,363             35,571                  6.90
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035
     Class A                                        5,955,957            840,606                  7.09
     Class C                                        2,414,707            346,244                  6.97
     Class R2                                       1,481,321            209,743                  7.06
     Class R5                                           7,946              1,115                  7.13
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045
     Class A                                        3,216,301            455,251                  7.06
     Class C                                          882,294            126,804                  6.96
     Class R2                                         523,492             74,309                  7.04
     Class R5                                          17,878              2,516                  7.11
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core
     Class A                                       20,084,624          3,119,620                  6.44
     Class C                                       28,956,029          4,495,509                  6.44
     Class R2                                       9,547,700          1,483,888                  6.43
     Class R5                                         105,101             16,332                  6.44

-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 68

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income
     Class A                                   $  114,237,775         11,504,415                $ 9.93
     Class B                                        2,026,053            205,708                  9.85
     Class C                                        7,609,307            773,530                  9.84
     Class I                                       28,925,560          2,899,043                  9.98
     Class R4                                           9,944              1,000                  9.94
     Class R5                                           9,397                942                  9.98
     Class W                                       86,999,758          8,768,011                  9.92
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
     Class A                                       49,044,997          7,030,588                  6.98
     Class B                                        7,031,214          1,021,394                  6.88
     Class C                                        1,094,910            159,170                  6.88
     Class I                                      126,948,273         18,085,070                  7.02
     Class R2                                           3,525                509                  6.93
     Class R3                                           3,530                509                  6.94
     Class R4                                          69,728              9,972                  6.99
     Class R5                                           3,546                509                  6.97
     Class W                                      282,912,809         40,530,503                  6.98
-----------------------------------------------------------------------------------------------------------------

RiverSource Emerging Markets Bond
     Class A                                       32,726,471          3,161,305                 10.35
     Class B                                        2,419,853            234,037                 10.34
     Class C                                          722,068             69,939                 10.32
     Class I                                      106,358,547         10,273,954                 10.35
     Class R4                                          23,156              2,238                 10.35
     Class W                                      117,037,431         11,319,382                 10.34
-----------------------------------------------------------------------------------------------------------------
RiverSource Global Bond
     Class A                                      252,772,959         35,605,039                  7.10
     Class B                                       29,976,819          4,198,213                  7.14
     Class C                                        5,556,941            784,634                  7.08
     Class I                                      169,716,515         23,886,385                  7.11
     Class R4                                         168,713             23,740                  7.11
     Class W                                       60,278,436          8,500,017                  7.09
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth
     Class A                                      181,148,068         31,216,716                  5.80
     Class B                                       24,733,743          4,433,114                  5.58
     Class C                                        9,527,501          1,710,456                  5.57
     Class I                                      191,323,369         32,651,792                  5.86
     Class R2                                         122,389             21,139                  5.79
     Class R4                                         489,252             84,049                  5.82
     Class R5                                         938,080            159,892                  5.87
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners International Select
     Value
     Class A                                      710,323,385        125,309,364                  5.67
     Class B                                       80,458,495         15,117,302                  5.32
     Class C                                       10,917,260          2,057,531                  5.31
     Class I                                      182,888,529         31,357,443                  5.83
     Class R4                                         493,430             85,118                  5.80
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap
     Class A                                       25,159,619          4,951,093                  5.08
     Class B                                        4,125,636            846,784                  4.87
     Class C                                          486,947            100,059                  4.87
     Class I                                       31,466,684          6,079,010                  5.18
     Class R4                                         401,664             78,176                  5.14

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 69

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Seligman Frontier
     Class A                                   $   23,379,805          2,848,890                $ 8.21
     Class B                                        1,118,495            169,585                  6.60
     Class C                                        8,899,070          1,342,806                  6.63
     Class I                                          999,800            114,806                  8.71
     Class R2                                          81,518             10,109                  8.06
     Class R3                                           5,027                623                  8.07
     Class R4                                           9,819              1,128                  8.70
     Class R5                                         625,564             71,840                  8.71
-----------------------------------------------------------------------------------------------------------------
Seligman Global Technology
     Class A                                      325,789,863         19,750,519                 16.50
     Class B                                       21,966,464          1,541,875                 14.25
     Class C                                       69,848,512          4,900,053                 14.25
     Class I                                       23,827,145          1,442,107                 16.52
     Class R2                                       5,131,007            315,762                 16.25
     Class R3                                           5,301                326                 16.26
     Class R4                                         289,226             17,518                 16.51
     Class R5                                           5,304                321                 16.52
-----------------------------------------------------------------------------------------------------------------
Threadneedle Asia Pacific
     Class R5                                      53,643,171          4,698,479                 11.42
-----------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets
     Class A                                      416,296,725         53,776,169                  7.74
     Class B                                       38,489,191          5,601,155                  6.87
     Class C                                       32,757,231          4,756,330                  6.89
     Class I                                       68,977,761          8,575,621                  8.04
     Class R2                                      12,235,711          1,580,451                  7.74
     Class R4                                       1,186,515            147,397                  8.05
     Class R5                                         538,197             66,743                  8.06
-----------------------------------------------------------------------------------------------------------------
Threadneedle European Equity
     Class A                                       64,717,075         13,311,370                  4.86
     Class B                                        6,123,682          1,268,930                  4.83
     Class C                                        1,156,669            240,707                  4.81
     Class I                                            6,487              1,336                  4.86
     Class R4                                          18,019              3,711                  4.86
-----------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity
     Class A                                      394,510,625         64,353,725                  6.13
     Class B                                       33,008,877          5,717,899                  5.77
     Class C                                       10,570,042          1,851,492                  5.71
     Class I                                       32,596,470          5,289,556                  6.16
     Class R2                                          46,070              7,498                  6.14
     Class R3                                           3,897                634                  6.15
     Class R4                                       6,058,555            980,165                  6.18
     Class R5                                          17,622              2,861                  6.16
     Class W                                            3,934                639                  6.16
-----------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income
     Class A                                       21,078,520          2,483,415                  8.49
     Class B                                        2,067,434            244,105                  8.47
     Class C                                          449,282             53,062                  8.47
     Class I                                        4,190,596            493,000                  8.50
     Class R2                                           8,493              1,000                  8.49
     Class R3                                           8,495              1,000                  8.50
     Class R4                                          10,456              1,230                  8.50
     Class R5                                           8,499              1,000                  8.50

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 70

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha
     Class A                                   $    2,647,582            150,018                $17.65
     Class B                                          258,403             14,788                 17.47
     Class C                                          125,035              7,154                 17.48
     Class I                                        4,366,888            246,500                 17.72
     Class R2                                           8,780                500                 17.56
     Class R3                                           8,808                500                 17.62
     Class R4                                          59,122              3,345                 17.67
     Class R5                                           8,852                500                 17.70
-----------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity
     Class A                                      257,909,909         33,503,026                  7.70
     Class B                                       20,431,810          2,710,581                  7.54
     Class C                                        6,942,369            936,735                  7.41
     Class I                                      116,826,749         15,026,177                  7.77
     Class R2                                       1,110,150            142,157                  7.81
     Class R3                                           3,876                496                  7.81
     Class R4                                         226,706             28,868                  7.85
     Class R5                                           3,890                496                  7.84
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt
     Class A                                       67,541,537         13,860,690                  4.87
     Class B                                        4,766,940            979,243                  4.87
     Class C                                        2,312,311            475,008                  4.87
-----------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth
     Class A                                      348,889,713         66,587,189                  5.24
     Class B                                       44,292,642         10,090,767                  4.39
     Class C                                        2,596,534            591,200                  4.39
     Class I                                       53,382,926          9,727,776                  5.49
     Class R4                                       2,610,805            484,792                  5.39
-----------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Bond
     Class A                                      583,790,472        173,452,947                  3.37
     Class B                                       19,621,893          5,829,378                  3.37
     Class C                                        5,593,015          1,661,152                  3.37
-----------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income
     Class A                                    2,135,093,331        574,689,338                  3.72
     Class B                                       53,720,142         14,466,113                  3.71
     Class C                                       12,329,720          3,317,475                  3.72
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market               138,915,998        138,948,951                  1.00
-----------------------------------------------------------------------------------------------------------------




FOR FUNDS OTHER THAN MONEY MARKET FUNDS. A fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

    - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

    - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

    - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

    - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

    - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.



Statement of Additional Information - Dec. 30, 2009                      Page 71

    - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

    - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

    - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Typically, short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

    - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

    - When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

FOR MONEY MARKET FUNDS. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

PORTFOLIO HOLDINGS DISCLOSURE

Each fund's Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can


Statement of Additional Information - Dec. 30, 2009                      Page 72
assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices, relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website.

In addition, the investment manager makes publicly available information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is made publicly available through the websites (riversource.com/funds for RiverSource and Threadneedle funds and seligman.com for Seligman funds) as of month-end, approximately ten (10) days following the month-end. In addition to the monthly top ten holdings and the portfolio holdings information made available on the SEC website as part of a fund's annual, semi-annual and fiscal quarter filings, the investment manager also publishes on websites each fund's full portfolio holdings (including name and percentage of a fund's assets invested in each such holding) as of the end of each calendar quarter. This full list of portfolio holdings is made available approximately thirty (30) days following the end of each calendar quarter.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the websites or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Bowne, Vestek, Data Communique, Inc.), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (such as Risk Metrics), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P.), (2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), (3) entities that provide trading, research or other investment related services (including Citigroup, Merrill Lynch & Co., and Morgan Stanley), and (4) fund intermediaries that include the funds in discretionary wrap or other investment programs that request such information in order to support the services provided to investors in the programs. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its


Statement of Additional Information - Dec. 30, 2009                      Page 73
shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.


In connection with a proposed acquisition by RiverSource Investments' parent company, Ameriprise Financial, of certain asset management-related businesses operated by subsidiary companies of the Bank of America Corporation (BAC), RiverSource Investments may share certain of the Funds' portfolio holdings information with select personnel of these BAC subsidiary companies as part of the overall integration efforts with RiverSource Investments. Disclosures are subject to confidentiality obligations and were approved by the PHC and the funds' Chief Compliance Officer.


Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

PROXY VOTING

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The funds' investment manager, RiverSource Investments, and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

    - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

    - The Board supports annual election of all directors and proposals to eliminate classes of directors.

    - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

    - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

    - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.



Statement of Additional Information - Dec. 30, 2009                      Page 74

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (as defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds


Statement of Additional Information - Dec. 30, 2009                      Page 75
will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain funds may invest in shares of other funds in the RiverSource Family of Funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD


Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.


INVESTING IN A FUND

SALES CHARGE

FOR FUNDS OTHER THAN MONEY MARKET FUNDS:
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge ("CDSC") and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the class' public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class
A. For Class B, Class C, Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y there is no initial sales charge so the public offering price is the same as the NAV.



Statement of Additional Information - Dec. 30, 2009                      Page 76

CLASS A - CALCULATION OF THE SALES CHARGE
Sales charges are determined as shown in the following tables. The first table is organized by investment category. You can find your fund's investment category in Table 1.

                     TABLE 9. CLASS A INITIAL SALES CHARGE

For all funds EXCEPT RiverSource Absolute Return Currency and Income, RiverSource Floating Rate, RiverSource Inflation Protected Securities, RiverSource Intermediate Tax-Exempt, RiverSource Limited Duration Bond and RiverSource Short Duration U.S. Government:

---------------------------------------------------------------------------------
                                                         Fund-of-funds - fixed
                                                       income, State tax-exempt
                                                      fixed income, Taxable fixed
                         Balanced, Equity, Fund-of-    income, Tax-exempt fixed
                               funds - equity                   income
                       ----------------------------------------------------------
     Fund category                 Sales charge(a) as a percentage of:
---------------------------------------------------------------------------------
                            PUBLIC                       Public
                           OFFERING     Net amount      offering      Net amount
  TOTAL MARKET VALUE       PRICE(b)      invested       price(b)       invested
---------------------------------------------------------------------------------
Up to $49,999               5.75%          6.10%         4.75%          4.99%
---------------------------------------------------------------------------------
$50,000 - $99,999           4.75%          4.99%         4.25%          4.44%
---------------------------------------------------------------------------------
$100,000 - $249,999         3.50%          3.63%         3.50%          3.63%
---------------------------------------------------------------------------------
$250,000 - $499,999         2.50%          2.56%         2.50%          2.56%
---------------------------------------------------------------------------------
$500,000 - $999,999         2.00%          2.04%         2.00%          2.04%
---------------------------------------------------------------------------------
$1,000,000 or
  more(c),(d)               0.00%          0.00%         0.00%          0.00%
---------------------------------------------------------------------------------


For RiverSource Absolute Return Currency and Income, RiverSource Floating Rate, RiverSource Inflation Protected Securities, RiverSource Intermediate Tax-Exempt, RiverSource Limited Duration Bond and RiverSource Short Duration U.S.
Government:

-----------------------------------------------------------------------------------------
                                          SALES CHARGE(a) as a
                                              Percentage of         Sales Charge(a) as a
                                             Public Offering            Percentage of
          TOTAL MARKET VALUE                    Price(b)             Net Amount Invested
-----------------------------------------------------------------------------------------
Up to $49,999                                     3.00%                     3.09%
-----------------------------------------------------------------------------------------
$50,000 - $99,999                                 3.00%                     3.09%
-----------------------------------------------------------------------------------------
$100,000 - $249,999                               2.50%                     2.56%
-----------------------------------------------------------------------------------------
$250,000 - $499,999                               2.00%                     2.04%
-----------------------------------------------------------------------------------------
$500,000 - $999,999                               1.50%                     1.52%
-----------------------------------------------------------------------------------------
$1,000,000 or more(c),(d)                         0.00%                     0.00%
-----------------------------------------------------------------------------------------



    (a) Because of rounding in the calculation of purchase price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

    (b) Purchase price includes the sales charge.

    (c) Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources: a sales commission of up to 1.00% for a sale of $1,000,000 to $3,999,999; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more.

    (d) For certain eligible employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources: a sale commission of 1.00% for a sale of $1 to $3,999,999 received in eligible employee benefit plans; a sales commission of up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more. See "Initial Sales Charge -- Waivers of the sales charge for Class A shares" for employee benefit plan eligibility rules.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.



Statement of Additional Information - Dec. 30, 2009                      Page 77

                        TABLE 10. PUBLIC OFFERING PRICE

                                                                                     PUBLIC
                                                   NET ASSET   1.0 MINUS MAXIMUM    OFFERING
FUND                                                 VALUE        SALES CHARGE        PRICE
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------
RiverSource Income Builder Basic Income             $ 8.24           0.9525          $ 8.65
----------------------------------------------------------------------------------------------
RiverSource Income Builder Enhanced Income            7.60           0.9525            7.98
----------------------------------------------------------------------------------------------
RiverSource Income Builder Moderate Income            7.86           0.9525            8.25
----------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Aggressive              6.49           0.9425            6.89
----------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Conservative            8.51           0.9525            8.93
----------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate                7.58           0.9425            8.04
----------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate
  Aggressive                                          7.01           0.9425            7.44
----------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate
  Conservative                                        8.02           0.9525            8.42
----------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Total Equity            6.03           0.9425            6.40
----------------------------------------------------------------------------------------------
RiverSource S&P 500 Index (for Class D)               2.73      No sales charge        2.73
----------------------------------------------------------------------------------------------
RiverSource Small Company Index                       2.82           0.9425            2.99
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------
RiverSource Equity Value                              6.54           0.9425            6.94
----------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth                 2.25           0.9425            2.39
----------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining                9.04           0.9425            9.59
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian Equity                 11.42           0.9425           12.12
----------------------------------------------------------------------------------------------
RiverSource Recovery and Infrastructure              11.62           0.9425           12.33
----------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2010                      6.92           0.9425            7.34
----------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2015                      6.79           0.9425            7.20
----------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2020                      6.33           0.9425            6.72
----------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2025                      6.26           0.9425            6.64
----------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2030                      6.29           0.9425            6.67
----------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2035                      6.22           0.9425            6.60
----------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2040                      6.04           0.9425            6.41
----------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2045                      6.17           0.9425            6.55
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------
RiverSource High Yield Bond                           2.30           0.9525            2.41
----------------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth                6.13           0.9425            6.50
----------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                3.71           0.9425            3.94
----------------------------------------------------------------------------------------------
RiverSource Partners Select Value                     3.18           0.9425            3.37
----------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Equity                 3.43           0.9425            3.64
----------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value                  3.35           0.9425            3.55
----------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government            4.63           0.9700            4.77
----------------------------------------------------------------------------------------------
RiverSource U.S. Government Mortgage                  4.77           0.9525            5.01
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------
RiverSource Dividend Opportunity                      5.58           0.9425            5.92
----------------------------------------------------------------------------------------------
RiverSource Real Estate                               6.24           0.9425            6.62
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------
RiverSource Cash Management                           1.00      No sales charge        1.00
----------------------------------------------------------------------------------------------

RiverSource Disciplined Equity                        4.30           0.9425            4.56
----------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity                                              6.24           0.9425            6.62
----------------------------------------------------------------------------------------------

RiverSource Disciplined Small Cap Value               6.71           0.9425            7.12
----------------------------------------------------------------------------------------------
RiverSource Floating Rate                             7.93           0.9700            8.18

----------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 78

                                                                                     PUBLIC
                                                   NET ASSET   1.0 MINUS MAXIMUM    OFFERING
FUND                                                 VALUE        SALES CHARGE        PRICE
----------------------------------------------------------------------------------------------
RiverSource Income Opportunities                    $ 9.00           0.9525          $ 9.45
----------------------------------------------------------------------------------------------

RiverSource Inflation Protected Securities            9.75           0.9700           10.05
----------------------------------------------------------------------------------------------

RiverSource Limited Duration Bond                     9.46           0.9700            9.75
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                     4.85           0.9525            5.09
----------------------------------------------------------------------------------------------
RiverSource Diversified Bond                          4.75           0.9525            4.99
----------------------------------------------------------------------------------------------
RiverSource Minnesota Tax-Exempt                      5.16           0.9525            5.42
----------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                       4.86           0.9525            5.10
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------
RiverSource Balanced                                  8.79           0.9425            9.33
----------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth              7.50           0.9425            7.96
----------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value               7.78           0.9425            8.25
----------------------------------------------------------------------------------------------
RiverSource Diversified Equity Income                 8.31           0.9425            8.82
----------------------------------------------------------------------------------------------
RiverSource Mid Cap Value                             6.15           0.9425            6.53
----------------------------------------------------------------------------------------------
RiverSource Strategic Allocation                      8.44           0.9425            8.95
----------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation               9.60           0.9525           10.08
----------------------------------------------------------------------------------------------
Seligman California Municipal High-Yield              6.69           0.9525            7.02
----------------------------------------------------------------------------------------------
Seligman California Municipal Quality                 6.69           0.9525            7.02
----------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                          7.79           0.9525            8.18
----------------------------------------------------------------------------------------------
Seligman National Municipal                           8.12           0.9525            8.52
----------------------------------------------------------------------------------------------
Seligman New York Municipal                           8.32           0.9525            8.73
----------------------------------------------------------------------------------------------
Seligman TargETFund 2015                              6.63           0.9425            7.03
----------------------------------------------------------------------------------------------
Seligman TargETFund 2025                              6.84           0.9425            7.26
----------------------------------------------------------------------------------------------
Seligman TargETFund 2035                              7.09           0.9425            7.52
----------------------------------------------------------------------------------------------
Seligman TargETFund 2045                              7.06           0.9425            7.49
----------------------------------------------------------------------------------------------
Seligman TargETFund Core                              6.44           0.9425            6.83
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and Income       9.93           0.9700           10.24
----------------------------------------------------------------------------------------------
RiverSource Disciplined International Equity          6.98           0.9425            7.41
----------------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond                    10.35           0.9525           10.87
----------------------------------------------------------------------------------------------
RiverSource Global Bond                               7.10           0.9525            7.45
----------------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth                                              5.80           0.9425            6.15
----------------------------------------------------------------------------------------------
RiverSource Partners International Select Value       5.67           0.9425            6.02
----------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap          5.08           0.9425            5.39
----------------------------------------------------------------------------------------------
Seligman Frontier                                     8.21           0.9425            8.71
----------------------------------------------------------------------------------------------
Seligman Global Technology                           16.50           0.9425           17.51
----------------------------------------------------------------------------------------------
Threadneedle Asia Pacific (for Class R5)             11.42            N/A               N/A
----------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                         7.74           0.9425            8.21
----------------------------------------------------------------------------------------------
Threadneedle European Equity                          4.86           0.9425            5.16
----------------------------------------------------------------------------------------------
Threadneedle Global Equity                            6.13           0.9425            6.50
----------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                     8.49           0.9425            9.01
----------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha                   17.65           0.9425           18.73
----------------------------------------------------------------------------------------------
Threadneedle International Opportunity                7.70           0.9425            8.17
----------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 79

                                                                                     PUBLIC
                                                   NET ASSET   1.0 MINUS MAXIMUM    OFFERING
FUND                                                 VALUE        SALES CHARGE        PRICE
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                 $ 4.87           0.9700          $ 5.02
----------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth                            5.24           0.9425            5.56
----------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Bond                           3.37           0.9525            3.54
----------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                    3.72           0.9525            3.91
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market                   1.00      No sales charge        1.00
----------------------------------------------------------------------------------------------



CLASS A - LETTER OF INTENT (LOI)
If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the RiverSource Fund Distributors, Inc., the distributor of the funds (the distributor). The LOI can start at any time and you will have up to 13 months to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds' Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A shares and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sale charge than would otherwise be available to you under the LOI, future sales charges will be determined by ROA as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of funds other than Class A; does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period; purchases in funds held within a wrap product; and purchases of money market funds unless they are subsequently exchanged to Class A shares of a fund within the 13-month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

CLASS A SHARES
Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, financial intermediary or the transfer agent of such eligibility and be prepared to provide proof thereof. For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to an authorized financial intermediary effecting the purchase, a 1% CDSC may be charged if you sell your shares within 18 months after purchase. A CDSC will be based on the original purchase cost or the current market value of the shares being sold, whichever is less.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

    - shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

    - participants of "eligible employee benefit plans" including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and December 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to December 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after December 31, 2009.

    - to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.



Statement of Additional Information - Dec. 30, 2009                      Page 80

    - plans that (i) own Class B shares of any Seligman fund and (ii) participate in Seligman Growth 401(k) through Ascensus's (formerly BISYS) third party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

    - to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" for which Charles Schwab & Co., Inc. acts as broker dealer.

    - to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

    - to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

    - to other investment companies in the RiverSource Family of Funds pursuant to a "fund of funds" arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A SHARES. The CDSC will be waived on sales of shares:

    - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

CLASS B SHARES
Class B shares have a CDSC for six years. Class B shares purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Class B shares purchased in a RiverSource fund beginning May 21, 2005 and Class B shares purchased in a Seligman fund beginning June 13, 2009 will convert to Class A shares one month after the completion of the eighth year of ownership.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

    - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase

    - for shares of RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan

    - for shares of RiverSource funds held in IRAs or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

           - at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

           - selling under an approved substantially equal periodic payment arrangement.

CLASS C SHARES
Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares:

    - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced


Statement of Additional Information - Dec. 30, 2009                      Page 81
      by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase

    - for shares of RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan and for shares of RiverSource funds held in tax-sheltered custodial accounts where Ameriprise Trust Company is the custodian, in cases where the sale is not a full liquidation of the Qualified Plan Account, and in cases where the sale is a full liquidation of a Qualified Plan Account held for the benefit of multiple plan participants, but the full liquidation is not the result of a mutual fund line-up (plan investment option) change or plan termination.

CLASS D SHARES
Class D shares are offered through wrap fee programs or other investment products. Class D shares are sold without a front-end sales charge or CDSC. Class D shares are subject to a distribution fee.

CLASS E SHARES
Class E shares are offered to qualifying institutional investors and brokerage accounts. Class E shares are sold without a front-end sales charge or CDSC. Class E shares are subject to a plan administration fee.

CLASS I SHARES
Class I shares are offered to qualifying institutional investors. Class I shares are sold without a front-end sales charge or CDSC.

CLASS R SHARES
Class R2, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors. Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R2 and Class R3 shares are subject to a distribution fee. Class R2, Class R3 and R4 shares are subject to a plan administration fee. The following investors are eligible to purchase Class R2, Class R3, Class R4 and Class R5 shares:

    - Qualified employee benefit plans;

    - Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

    - Nonqualified deferred compensation plans;

    - State sponsored college savings plans established under Section 529 of the Internal Revenue Code;

    - Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

    - Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds); and

    - Bank Trusts.

CLASS W SHARES
Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

CLASS Y SHARES
Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC. Class Y shares are subject to a plan administration fee. The following investors are eligible to purchase Class Y shares:

    - Qualified employee benefit plans;

    - Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

    - Nonqualified deferred compensation plans; and

    - State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

In addition, for Class I, Class R and Class W shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.



Statement of Additional Information - Dec. 30, 2009                      Page 82

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the fund reserve the right to reject any business, in their sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

    - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

    - Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

    - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as provided in the table below. Because the measurement periods for a regulated investment company's income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss


Statement of Additional Information - Dec. 30, 2009                      Page 83
carryover has been offset or has expired except as required by Internal Revenue Service rules. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                        TABLE 11. CAPITAL LOSS CARRYOVER


                                TOTAL          AMOUNT        AMOUNT          AMOUNT          AMOUNT         AMOUNT        AMOUNT
                             CAPITAL LOSS     EXPIRING      EXPIRING        EXPIRING        EXPIRING       EXPIRING      EXPIRING
FUND                          CARRYOVERS      IN 2009        IN 2010         IN 2011         IN 2012        IN 2013       IN 2014
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Income
Builder Basic Income         $ 8,559,573         $0         $      0           $0              $0         $        0     $      0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Income
Builder Enhanced Income      $13,065,266         $0         $      0           $0              $0         $        0     $      0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Income
Builder Moderate Income      $19,970,659         $0         $      0           $0              $0         $        0     $      0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio
Builder Aggressive           $10,806,229         $0         $      0           $0              $0         $        0     $      0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio
Builder Conservative         $   192,230         $0         $      0           $0              $0         $        0     $      0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio
Builder Moderate             $10,391,694         $0         $      0           $0              $0         $        0     $      0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio
Builder Moderate
Aggressive                   $13,834,899         $0         $      0           $0              $0         $        0     $      0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio
Builder Moderate
Conservative                 $ 2,290,537         $0         $      0           $0              $0         $        0     $      0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio
Builder Total Equity         $11,256,800         $0         $      0           $0              $0         $        0     $      0
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index    $ 5,965,014         $0         $942,797           $0              $0         $2,640,220     $235,890
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Small Company
Index                        $22,588,242         $0         $      0           $0              $0         $        0     $      0
-----------------------------------------------------------------------------------------------------------------------------------
                              AMOUNT        AMOUNT        AMOUNT          AMOUNT
                             EXPIRING      EXPIRING      EXPIRING        EXPIRING
FUND                          IN 2015       IN 2016       IN 2017        IN 2018
------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------
RiverSource Income
Builder Basic Income          $     0         $0        $2,942,103     $ 5,617,470
------------------------------------------------------------------------------------

RiverSource Income
Builder Enhanced Income       $     0         $0        $5,920,892     $ 7,144,374
------------------------------------------------------------------------------------

RiverSource Income
Builder Moderate Income       $     0         $0        $7,376,558     $12,594,101
------------------------------------------------------------------------------------

RiverSource Portfolio
Builder Aggressive            $     0         $0        $2,936,474     $ 7,869,755
------------------------------------------------------------------------------------

RiverSource Portfolio
Builder Conservative          $     0         $0        $        0     $   192,230
------------------------------------------------------------------------------------

RiverSource Portfolio
Builder Moderate              $     0         $0        $7,597,638     $ 2,794,056
------------------------------------------------------------------------------------

RiverSource Portfolio
Builder Moderate
Aggressive                    $     0         $0        $1,997,917     $11,836,982
------------------------------------------------------------------------------------

RiverSource Portfolio
Builder Moderate
Conservative                  $     0         $0        $1,062,939     $ 1,227,598
------------------------------------------------------------------------------------

RiverSource Portfolio
Builder Total Equity          $     0         $0        $3,787,911     $ 7,468,889
------------------------------------------------------------------------------------

RiverSource S&P 500 Index     $66,065         $0        $        0     $ 2,080,042
------------------------------------------------------------------------------------

RiverSource Small Company
Index                         $     0         $0        $        0     $22,588,242
------------------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2009                      Page 84

                                TOTAL           AMOUNT         AMOUNT          AMOUNT           AMOUNT         AMOUNT
                             CAPITAL LOSS      EXPIRING       EXPIRING        EXPIRING         EXPIRING       EXPIRING
FUND                          CARRYOVERS       IN 2009         IN 2010         IN 2011         IN 2012         IN 2013
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------

RiverSource Equity Value    $  102,840,472        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------

RiverSource Partners
Small Cap Growth            $   46,052,763        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------

RiverSource Precious
Metals and Mining           $   27,030,083        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------
RiverSource 120/20
Contrarian
Equity                      $    8,822,619        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Recovery and
Infrastructure              $            0        --                  --              --              --              --
------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2010                   $    2,839,371        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2015                   $    3,165,812        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2020                   $    4,016,808        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2025                   $    3,000,254        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2030                   $    1,777,786        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2035                   $      900,438        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2040                   $      622,124        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2045                   $      301,915        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------
RiverSource High Yield
Bond                        $1,283,661,310        $0        $517,121,802    $552,664,309              $0              $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Partners
Aggressive
Growth                      $  528,390,106        $0        $315,348,050     $23,741,111     $27,111,944              $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Partners
Fundamental Value           $  100,708,798        $0                  $0              $0              --              --
------------------------------------------------------------------------------------------------------------------------
RiverSource Partners
Select Value                $  111,922,284        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Partners
Small Cap Equity            $   65,709,663        $0          $7,164,740              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Partners
Small Cap Value             $   93,886,708        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Short
Duration U.S. Government    $   88,365,852        $0                  $0              $0              $0     $36,267,962
------------------------------------------------------------------------------------------------------------------------
RiverSource
U.S. Government Mortgage    $   13,435,568        $0                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------

RiverSource Dividend
Opportunity                 $  535,432,960        $0                  $0    $343,927,468              $0              $0
------------------------------------------------------------------------------------------------------------------------

RiverSource Real Estate     $   48,042,039        --                  --              --              --              --
------------------------------------------------------------------------------------------------------------------------
                              AMOUNT        AMOUNT        AMOUNT         AMOUNT          AMOUNT
                             EXPIRING      EXPIRING      EXPIRING       EXPIRING        EXPIRING
FUND                          IN 2014       IN 2015       IN 2016       IN 2017         IN 2018
---------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------

RiverSource Equity Value             $0           $0            $0     $25,779,763     $77,060,709
---------------------------------------------------------------------------------------------------

RiverSource Partners
Small Cap Growth                     $0           $0            $0     $12,606,381     $33,446,382
---------------------------------------------------------------------------------------------------

RiverSource Precious
Metals and Mining                    $0           $0            $0     $16,291,615     $10,738,468
---------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------
RiverSource 120/20
Contrarian
Equity                               $0           $0            $0      $3,090,734      $5,731,885
---------------------------------------------------------------------------------------------------
RiverSource Recovery and
Infrastructure                       --           --            --              --              --
---------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2010                            $0           $0            $0        $428,181      $2,411,190
---------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2015                            $0           $0            $0        $704,342      $2,461,470
---------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2020                            $0           $0            $0        $502,050      $3,514,758
---------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2025                            $0           $0            $0        $662,473      $2,337,781
---------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2030                            $0           $0            $0        $623,604      $1,154,182
---------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2035                            $0           $0            $0        $312,553        $587,885
---------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2040                            $0           $0            $0        $370,260        $251,864
---------------------------------------------------------------------------------------------------
RiverSource Retirement
Plus 2045                            $0           $0            $0         $84,212        $217,703
---------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------
RiverSource High Yield
Bond                        $19,078,058           $0    $6,050,907    $110,841,094     $77,905,140
---------------------------------------------------------------------------------------------------
RiverSource Partners
Aggressive
Growth                               $0           $0            $0     $54,181,922    $108,007,079
---------------------------------------------------------------------------------------------------
RiverSource Partners
Fundamental Value                    --           --            --     $26,053,833     $74,654,965
---------------------------------------------------------------------------------------------------
RiverSource Partners
Select Value                         $0           $0            $0     $34,137,314     $77,784,970
---------------------------------------------------------------------------------------------------
RiverSource Partners
Small Cap Equity                     $0           $0            $0     $15,394,778     $43,150,145
---------------------------------------------------------------------------------------------------
RiverSource Partners
Small Cap Value                      $0           $0            $0     $20,926,946     $72,959,762
---------------------------------------------------------------------------------------------------
RiverSource Short
Duration U.S. Government    $20,469,230   $9,579,187            $0      $3,846,817     $18,202,656
---------------------------------------------------------------------------------------------------
RiverSource
U.S. Government Mortgage             $0           $0            $0        $410,120     $13,025,448
---------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------

RiverSource Dividend
Opportunity                          $0           $0            $0     $36,972,874    $154,532,618
---------------------------------------------------------------------------------------------------

RiverSource Real Estate              --           --            --      $1,114,883     $46,927,156
---------------------------------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2009                      Page 85

                                TOTAL           AMOUNT         AMOUNT          AMOUNT           AMOUNT         AMOUNT
                             CAPITAL LOSS      EXPIRING       EXPIRING        EXPIRING         EXPIRING       EXPIRING
FUND                          CARRYOVERS       IN 2009         IN 2010         IN 2011         IN 2012         IN 2013
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------
RiverSource Cash
Management                   $ 15,893,171         $0                  $0         $0                   $0             $0
------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined
Equity                       $704,651,838         $0                  $0         $0                   $0             $0
------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined
Small and Mid Cap Equity     $ 37,163,240         $0                  $0         $0                   $0             $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined
Small Cap Value              $ 14,620,644         $0                  $0         $0                   $0             $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Floating Rate    $ 70,681,206         $0                  $0         $0                   $0             $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Income
Opportunities                $ 25,537,605         $0                  $0         $0                   $0             $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Inflation
Protected Securities         $ 28,705,143         $0                  $0         $0                   $0             $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Limited
Duration Bond                $ 17,251,758         $0                  $0         $0                   $0             $0
------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------
RiverSource California
Tax-Exempt                   $  2,622,059         $0                  $0         $0                   $0             $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified
Bond                         $248,546,506         $0         $49,658,521         $0           $5,227,159     $3,354,885
------------------------------------------------------------------------------------------------------------------------
RiverSource Minnesota
Tax-Exempt                   $  2,322,451         $0                  $0         $0                   $0     $1,199,755
------------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-
Exempt                       $    897,923         $0                  $0         $0                   $0             $0
------------------------------------------------------------------------------------------------------------------------
                              AMOUNT        AMOUNT        AMOUNT         AMOUNT          AMOUNT
                             EXPIRING      EXPIRING      EXPIRING       EXPIRING        EXPIRING
FUND                          IN 2014       IN 2015       IN 2016       IN 2017         IN 2018
---------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------
RiverSource Cash
Management                           $0           $0        $6,554     $7,357,069       $8,529,548
---------------------------------------------------------------------------------------------------

RiverSource Disciplined
Equity                               $0           $0            $0    $63,499,369     $641,152,469
---------------------------------------------------------------------------------------------------

RiverSource Disciplined
Small and Mid Cap Equity        $93,125      $21,904    $2,186,828    $19,133,377      $15,728,006
---------------------------------------------------------------------------------------------------
RiverSource Disciplined
Small Cap Value                      $0           $0      $554,680     $6,233,070       $7,832,894
---------------------------------------------------------------------------------------------------
RiverSource Floating Rate            $0      $33,562    $3,488,601    $29,093,899      $38,065,144
---------------------------------------------------------------------------------------------------
RiverSource Income
Opportunities                        $0           $0    $1,946,556    $16,249,078       $7,341,971
---------------------------------------------------------------------------------------------------
RiverSource Inflation
Protected Securities                 $0           $0            $0     $8,424,851      $20,280,292
---------------------------------------------------------------------------------------------------
RiverSource Limited
Duration Bond                        $0   $2,206,552            $0       $825,807      $14,219,399
---------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
---------------------------------------------------------------------------------------------------
RiverSource California
Tax-Exempt                           $0           $0      $359,905     $1,247,347       $1,014,807
---------------------------------------------------------------------------------------------------
RiverSource Diversified
Bond                        $10,357,129           $0            $0     $3,705,819     $176,242,993
---------------------------------------------------------------------------------------------------
RiverSource Minnesota
Tax-Exempt                     $913,006       $3,601            $0       $206,089               $0
---------------------------------------------------------------------------------------------------
RiverSource New York Tax-
Exempt                               $0           $0        $3,664       $341,015         $553,244
---------------------------------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2009                      Page 86

                                TOTAL           AMOUNT         AMOUNT          AMOUNT           AMOUNT         AMOUNT
                             CAPITAL LOSS      EXPIRING       EXPIRING        EXPIRING         EXPIRING       EXPIRING
FUND                          CARRYOVERS       IN 2009         IN 2010         IN 2011         IN 2012         IN 2013
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------
RiverSource Balanced        $  888,451,981        $0        $294,910,142    $368,676,980     $24,886,878         $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined
Large Cap Growth            $   41,243,744        $0                  $0              $0              $0         $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined
Large Cap Value             $            0        --                  --              --              --         --
------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified
Equity Income               $1,110,095,393        $0                  $0              $0              $0         $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value   $  566,727,070        $0                  $0              $0              $0         $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic
Allocation                  $  346,850,712        $0                  $0              $0              $0         $0
------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic
Income Allocation           $   11,336,901        $0                  $0              $0              $0         $0
------------------------------------------------------------------------------------------------------------------------
Seligman California
Municipal High-Yield        $            0        --                  --              --              --         --
------------------------------------------------------------------------------------------------------------------------
Seligman California
Municipal Quality           $            0        --                  --              --              --         --
------------------------------------------------------------------------------------------------------------------------
Seligman Minnesota
Municipal                   $            0        --                  --              --              --         --
------------------------------------------------------------------------------------------------------------------------
Seligman National
Municipal                   $    2,099,958        $0            $996,330              $0        $505,484         $0
------------------------------------------------------------------------------------------------------------------------
Seligman New York
Municipal                   $            0        --                  --              --              --         --
------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015    $    7,102,014        $0                  $0              $0              $0         $0
------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025    $    1,803,909        $0                  $0              $0              $0         $0
------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035    $      256,357        $0                  $0              $0              $0         $0
------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045    $      541,844        $0                  $0              $0              $0         $0
------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core    $   12,588,348        $0                  $0              $0              $0         $0
------------------------------------------------------------------------------------------------------------------------
                              AMOUNT        AMOUNT        AMOUNT         AMOUNT          AMOUNT
                             EXPIRING      EXPIRING      EXPIRING       EXPIRING        EXPIRING
FUND                          IN 2014       IN 2015       IN 2016       IN 2017         IN 2018
---------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------------------
RiverSource Balanced            $0        $8,027,521    $22,923,709   $38,698,637      $130,328,114
---------------------------------------------------------------------------------------------------
RiverSource Disciplined
Large Cap Growth                $0                $0             $0   $14,271,533       $26,972,211
---------------------------------------------------------------------------------------------------
RiverSource Disciplined
Large Cap Value                 --                --             --            --                --
---------------------------------------------------------------------------------------------------
RiverSource Diversified
Equity Income                   $0                $0             $0   $46,346,713    $1,063,748,680
---------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value       $0                $0             $0   $47,902,744      $518,824,326
---------------------------------------------------------------------------------------------------
RiverSource Strategic
Allocation                      $0                $0             $0   $21,514,298      $325,336,414
---------------------------------------------------------------------------------------------------
RiverSource Strategic
Income Allocation               $0                $0             $0      $631,381       $10,705,520
---------------------------------------------------------------------------------------------------
Seligman California
Municipal High-Yield            --                --             --            --                --
---------------------------------------------------------------------------------------------------
Seligman California
Municipal Quality               --                --             --            --                --
---------------------------------------------------------------------------------------------------
Seligman Minnesota
Municipal                       --                --             --            --                --
---------------------------------------------------------------------------------------------------
Seligman National
Municipal                       $0                $0       $598,144            $0                $0
---------------------------------------------------------------------------------------------------
Seligman New York
Municipal                       --                --             --            --                --
---------------------------------------------------------------------------------------------------
Seligman TargETFund 2015        $0                $0             $0    $1,531,175        $5,570,839
---------------------------------------------------------------------------------------------------
Seligman TargETFund 2025        $0                $0             $0      $158,889        $1,645,020
---------------------------------------------------------------------------------------------------
Seligman TargETFund 2035        $0                $0             $0       $40,056          $216,301
---------------------------------------------------------------------------------------------------
Seligman TargETFund 2045        $0                $0             $0       $25,322          $516,522
---------------------------------------------------------------------------------------------------
Seligman TargETFund Core        $0                $0             $0      $901,259       $11,687,089
---------------------------------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2009                      Page 87

                               TOTAL         AMOUNT       AMOUNT        AMOUNT       AMOUNT       AMOUNT       AMOUNT
                            CAPITAL LOSS   EXPIRING      EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING
FUND                         CARRYOVERS     IN 2009       IN 2010      IN 2011      IN 2012      IN 2013      IN 2014
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource
Absolute Return
Currency and
Income                      $  5,945,153      $ 0      $          0  $         0      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------
RiverSource
Disciplined
International
Equity                      $285,672,442      $ 0      $          0  $         0      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------
RiverSource
Emerging
Markets Bond                $ 17,157,025      $ 0      $          0  $         0      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------
RiverSource
Global Bond                 $ 15,099,745      $ 0      $  3,665,049  $         0      $ 0          $ 0        $498,771
-----------------------------------------------------------------------------------------------------------------------
RiverSource
Partners
International
Select Growth               $185,090,340      $ 0      $          0  $         0      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------
RiverSource
Partners
International
Select Value                $340,858,587      $ 0      $          0  $         0      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------

RiverSource
Partners
International
Small Cap                   $ 36,130,012      $ 0      $          0  $         0      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------
Seligman
Frontier                    $  8,888,714      $ 0      $          0  $         0      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------
Seligman Global
Technology                  $294,571,144      $ 0      $193,291,798  $17,073,210      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------
Threadneedle
Asia Pacific                $          0       --                --           --       --           --              --
-----------------------------------------------------------------------------------------------------------------------
Threadneedle
Emerging
Markets                     $ 98,672,638      $ 0      $          0  $         0      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------
Threadneedle
European Equity             $ 44,533,168      $ 0      $ 16,514,517  $ 5,021,215      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------
Threadneedle
Global Equity               $339,519,748      $ 0      $143,688,441  $30,509,951      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------
Threadneedle
Global Equity
Income                      $  1,477,274      $ 0      $          0  $         0      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------

Threadneedle
Global Extended
Alpha                       $  1,407,944      $ 0      $          0  $         0      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------

Threadneedle
International Opportunity   $204,715,335      $ 0      $ 59,231,998  $38,262,972      $ 0          $ 0        $      0
-----------------------------------------------------------------------------------------------------------------------
                              AMOUNT         AMOUNT         AMOUNT        AMOUNT
                             EXPIRING      EXPIRING       EXPIRING       EXPIRING
FUND                          IN 2015       IN 2016        IN 2017        IN 2018
-----------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------
RiverSource
Absolute Return
Currency and
Income                      $         0   $         0    $  5,945,153       $ 0
-----------------------------------------------------------------------------------
RiverSource
Disciplined
International
Equity                      $         0   $23,521,188    $262,151,254       $ 0
-----------------------------------------------------------------------------------
RiverSource
Emerging
Markets Bond                $         0   $ 2,399,388    $ 14,757,637       $ 0
-----------------------------------------------------------------------------------
RiverSource
Global Bond                 $         0   $ 2,328,738    $  8,607,187       $ 0
-----------------------------------------------------------------------------------
RiverSource
Partners
International
Select Growth               $   823,328   $67,466,960    $116,800,052       $ 0
-----------------------------------------------------------------------------------
RiverSource
Partners
International
Select Value                $         0   $         0    $340,858,587       $ 0
-----------------------------------------------------------------------------------

RiverSource
Partners
International
Small Cap                   $         0   $16,740,416    $ 19,389,596       $ 0
-----------------------------------------------------------------------------------
Seligman
Frontier                    $         0   $ 1,048,243    $  7,840,471       $ 0
-----------------------------------------------------------------------------------
Seligman Global
Technology                  $17,310,562   $37,526,708    $ 29,368,866       $ 0
-----------------------------------------------------------------------------------
Threadneedle
Asia Pacific                         --            --              --        --
-----------------------------------------------------------------------------------
Threadneedle
Emerging
Markets                     $         0   $28,498,591    $ 70,174,047       $ 0
-----------------------------------------------------------------------------------
Threadneedle
European Equity             $         0   $ 4,272,956    $ 18,724,480       $ 0
-----------------------------------------------------------------------------------
Threadneedle
Global Equity               $ 2,715,902   $62,625,028    $ 99,980,426       $ 0
-----------------------------------------------------------------------------------
Threadneedle
Global Equity
Income                      $         0   $   182,867    $  1,294,407       $ 0
-----------------------------------------------------------------------------------

Threadneedle
Global Extended
Alpha                       $         0   $   577,229    $    830,715       $ 0
-----------------------------------------------------------------------------------

Threadneedle
International Opportunity   $         0   $12,069,463    $ 95,150,902       $ 0
-----------------------------------------------------------------------------------






Statement of Additional Information - Dec. 30, 2009                      Page 88

                                TOTAL           AMOUNT         AMOUNT          AMOUNT           AMOUNT         AMOUNT
                             CAPITAL LOSS     EXPIRING        EXPIRING        EXPIRING        EXPIRING        EXPIRING
FUND                          CARRYOVERS       IN 2008         IN 2009         IN 2010         IN 2011         IN 2012
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate
Tax-Exempt                   $   538,998          $0             $0              $0               $0             $0
------------------------------------------------------------------------------------------------------------------------

RiverSource Mid Cap
Growth                       $21,448,607          $0             $0              $0               $0             $0
------------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt
Bond                         $ 9,775,831          $0             $0              $0               $0             $0
------------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt
High Income                  $30,950,938          $0             $0              $0               $0             $0
------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt
Money Market                 $       675          $0             $0              $0               $0             $0
------------------------------------------------------------------------------------------------------------------------
                              AMOUNT        AMOUNT        AMOUNT         AMOUNT          AMOUNT
                             EXPIRING      EXPIRING      EXPIRING      EXPIRING        EXPIRING
FUND                          IN 2013       IN 2014       IN 2015       IN 2016         IN 2017
---------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
---------------------------------------------------------------------------------------------------
RiverSource Intermediate
Tax-Exempt                       $0        $177,580         $0           $361,418          $0
---------------------------------------------------------------------------------------------------

RiverSource Mid Cap
Growth                           $0              $0         $0        $21,448,607          $0
---------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt
Bond                             $0        $729,270         $0         $9,046,561          $0
---------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt
High Income                      $0              $0         $0        $30,950,938          $0
---------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt
Money Market                   $675              $0         $0                 $0          $0
---------------------------------------------------------------------------------------------------




TAXES

SUBCHAPTER M COMPLIANCE
Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund's investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund's gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund's assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund's assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, "all of" a shareholder's distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren't sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the


Statement of Additional Information - Dec. 30, 2009                      Page 89

Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

EXCHANGES, PURCHASES AND SALES
For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual's cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

FOR EXAMPLE
You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund's investment category. You can find your fund's investment category in Table 1.

FOR STATE TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT FIXED INCOME FUNDS, all distributions of net investment income during the fund's fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.



Statement of Additional Information - Dec. 30, 2009                      Page 90

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

DISTRIBUTIONS
DIVIDENDS
Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred's dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

          TABLE 12. CORPORATE DEDUCTION AND QUALIFIED DIVIDEND INCOME

                                                  PERCENT OF DIVIDENDS
                                                       QUALIFYING        QUALIFIED DIVIDEND INCOME
FUND                                            FOR CORPORATE DEDUCTION       FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------

RiverSource Income Builder Basic Income                  13.39%                    15.15%
--------------------------------------------------------------------------------------------------

RiverSource Income Builder Enhanced Income               10.32                     14.00
--------------------------------------------------------------------------------------------------

RiverSource Income Builder Moderate Income               14.02                     16.58
--------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Aggressive                 36.36                     52.12
--------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Conservative                5.23                      7.20
--------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Moderate                   12.95                     18.45
--------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Moderate
  Aggressive                                             20.91                     29.91
--------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Moderate
  Conservative                                            8.87                     12.44
--------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Total Equity               69.21                     99.47
--------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                                100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Small Company Index                          100.00                    100.00
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------
RiverSource Equity Value                                 100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth                      0                         0
--------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining                    1.27                      7.08

--------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 91

                                                  PERCENT OF DIVIDENDS
                                                       QUALIFYING        QUALIFIED DIVIDEND INCOME
FUND                                            FOR CORPORATE DEDUCTION       FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian Equity                       0%                        0%
--------------------------------------------------------------------------------------------------
RiverSource Recovery and Infrastructure                    0                         0
--------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2010                         24.54                     35.75
--------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2015                         31.08                     46.03
--------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2020                         34.11                     56.35
--------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2025                           0                         0
--------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2030                         37.40                     63.51
--------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2035                         37.91                     63.80
--------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2040                         100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2045                         38.94                     64.17
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------
RiverSource High Yield Bond                                0                         0
--------------------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth                     0                         0
--------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                   100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Partners Select Value                        100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Equity                      0                         0
--------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value                       0                         0
--------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government                 0                         0
--------------------------------------------------------------------------------------------------
RiverSource U.S. Government Mortgage                       0                         0
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------
RiverSource Dividend Opportunity                         90.66                     100.00
--------------------------------------------------------------------------------------------------
RiverSource Real Estate                                   1.32                      8.56
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------
RiverSource Cash Management                                0                         0
--------------------------------------------------------------------------------------------------
RiverSource Disciplined Equity                           100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity                                                 100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value                  100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Floating Rate                                  0                         0
--------------------------------------------------------------------------------------------------
RiverSource Income Opportunities                           0                         0
--------------------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities                 0                         0
--------------------------------------------------------------------------------------------------
RiverSource Limited Duration Bond                          0                         0
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                          0                         0
--------------------------------------------------------------------------------------------------
RiverSource Diversified Bond                               0                         0
--------------------------------------------------------------------------------------------------
RiverSource Minnesota Tax-Exempt                           0                         0
--------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                            0                         0

--------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 92

                                                  PERCENT OF DIVIDENDS
                                                       QUALIFYING        QUALIFIED DIVIDEND INCOME
FUND                                            FOR CORPORATE DEDUCTION       FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------
RiverSource Balanced                                     58.23%                    67.65%
--------------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth                 100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value                  46.66                     47.51
--------------------------------------------------------------------------------------------------
RiverSource Diversified Equity Income                    100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value                                100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Strategic Allocation                         85.51                     94.62
--------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation                   0.31                      1.00
--------------------------------------------------------------------------------------------------
Seligman California Municipal High-Yield                   0                         0
--------------------------------------------------------------------------------------------------
Seligman California Municipal Quality                      0                         0
--------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                               0                         0
--------------------------------------------------------------------------------------------------
Seligman National Municipal                                0                         0
--------------------------------------------------------------------------------------------------
Seligman New York Municipal                                0                         0
--------------------------------------------------------------------------------------------------
Seligman TargETFund 2015                                 53.63                     87.73
--------------------------------------------------------------------------------------------------
Seligman TargETFund 2025                                 50.39                     100.00
--------------------------------------------------------------------------------------------------
Seligman TargETFund 2035                                 48.74                     100.00
--------------------------------------------------------------------------------------------------
Seligman TargETFund 2045                                 43.70                     100.00
--------------------------------------------------------------------------------------------------
Seligman TargETFund Core                                 50.44                     63.90
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income                                                   0                         0
--------------------------------------------------------------------------------------------------
RiverSource Disciplined International Equity              0.25                     100.00
--------------------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond                          0                         0
--------------------------------------------------------------------------------------------------
RiverSource Global Bond                                    0                         0
--------------------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth                                                  2.04                     100.00
--------------------------------------------------------------------------------------------------
RiverSource Partners International Select
  Value                                                   2.08                     100.00
--------------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap               0                         0
--------------------------------------------------------------------------------------------------
Seligman Frontier                                          0                         0
--------------------------------------------------------------------------------------------------
Seligman Global Technology                                 0                         0
--------------------------------------------------------------------------------------------------
Threadneedle Asia Pacific                                  0                       53.84
--------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                             0.27                     81.67
--------------------------------------------------------------------------------------------------
Threadneedle European Equity                               0                       100.00
--------------------------------------------------------------------------------------------------
Threadneedle Global Equity                               77.49                     100.00
--------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                        29.74                     100.00
--------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha                         0                         0
--------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                     0                       100.00
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                        0                         0
--------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth                               25.80                     25.95
--------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Bond                                0                         0
--------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                         0                         0
--------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 93

                                                  PERCENT OF DIVIDENDS
                                                       QUALIFYING        QUALIFIED DIVIDEND INCOME
FUND                                            FOR CORPORATE DEDUCTION       FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market                        0%                       0 %
--------------------------------------------------------------------------------------------------


CAPITAL GAINS DISTRIBUTIONS
Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund's capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

RETURN OF CAPITAL
If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund's distributions exceed its current and accumulated earnings and profits, that portion of the fund's distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder's original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder's tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

WITHHOLDING
Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the


Statement of Additional Information - Dec. 30, 2009                      Page 94
fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

SELIGMAN TARGETFUNDS. Each of Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025 and Seligman TargETFund 2015 (Target Date Funds) will automatically be combined with Seligman TargETFund Core during their respective target year. The investment manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the investment manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or applicable law or other developments could negatively impact the combination of the Target Date Funds with Seligman TargETFund Core.

Due to the impossibility of predicting whether changes in law or other developments may impact the fairness or overall desirability of the combination of any two funds ten or more years in the future, the Board of the Seligman TargETFunds will evaluate each combination in the year it is scheduled to occur under the standards of Rule 17a-8 under the 1940 Act and general principles of fairness, and may approve modifications to the methodology or terminate the combination if it determines that doing so would be in the best interests of shareholders. Any modifications to the manner of combining funds will be presented to shareholders for approval if such approval is required under applicable law.

SERVICE PROVIDERS

INVESTMENT MANAGEMENT SERVICES

RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For Seligman funds, RiverSource Investments serves as the investment manager effective Nov. 7, 2008, with the completion of the acquisition of J. & W. Seligman & Co. Incorporated by RiverSource Investments and with shareholders having previously approved a new investment management services agreement between the funds and RiverSource Investments.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

         TABLE 13. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian Equity           First $0.25         0.950%                         0.950%
                                               Next $0.25          0.930%
                                               Next $0.50          0.910%
                                               Over $1.0           0.890%

---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 95

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return Currency           First $1.0          0.890%                         0.890%
  and Income                                   Next $1.0           0.865%
                                               Next $1.0           0.840%
                                               Next $3.0           0.815%
                                               Next $1.5           0.790%
                                               Next $1.5           0.775%
                                               Next $1.0           0.770%
                                               Next $5.0           0.760%
                                               Next $5.0           0.750%
                                               Next $4.0           0.740%
                                               Next $26.0          0.720%
                                               Over $50.0          0.700%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Balanced                           First $1.0          0.530%                         0.530%
                                               Next $1.0           0.505%
                                               Next $1.0           0.480%
                                               Next $3.0           0.455%
                                               Next $1.5           0.430%
                                               Next $2.5           0.410%
                                               Next $5.0           0.390%
                                               Next $9.0           0.370%
                                               Over $24.0          0.350%
---------------------------------------------------------------------------------------------------------------------------


RiverSource California Tax-Exempt              First $0.25         0.410%            RiverSource California - 0.410%
RiverSource Minnesota Tax-Exempt               Next $0.25          0.385%             RiverSource Minnesota - 0.404%
RiverSource New York Tax-Exempt                Next $0.25          0.360%             RiverSource New York - 0.410%
                                               Next $0.25          0.345%
                                               Next $6.5           0.320%
                                               Next $2.5           0.310%
                                               Next $5.0           0.300%
                                               Next $9.0           0.290%
                                               Next $26.0          0.270%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Cash Management                    First $1.0          0.330                          0.295%
                                               Next $0.5           0.313%
                                               Next $0.5           0.295%
                                               Next $0.5           0.278%
                                               Next $2.5           0.260%
                                               Next $1.0           0.240%
                                               Next $1.5           0.220%
                                               Next $1.5           0.215%
                                               Next $1.0           0.190%
                                               Next $5.0           0.180%
                                               Next $5.0           0.170%
                                               Next $4.0           0.160%
                                               Over $24.0          0.150%

---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 96

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Equity                 First $1.0          0.600%        RiverSource Disciplined Equity - 0.588%
                                                                                    RiverSource Disciplined Large Cap
RiverSource Disciplined Large Cap              Next $1.0           0.575%                    Growth - 0.600%
                                                                                    RiverSource Disciplined Large Cap
  Growth                                       Next $1.0           0.550%                     Value - 0.600%
                                                                                      RiverSource Diversified Equity
RiverSource Disciplined Large Cap Value        Next $3.0           0.525%                    Income - 0.558%
RiverSource Diversified Equity Income          Next $1.5           0.500%
                                               Next $2.5           0.485%
                                               Next $5.0           0.470%
                                               Next $5.0           0.450%
                                               Next $4.0           0.425%
                                               Next $26.0          0.400%
                                               Over $50.0          0.375%
---------------------------------------------------------------------------------------------------------------------------


                                                                                  RiverSource Disciplined International
RiverSource Disciplined International          First $0.25         0.800%                    Equity - 0.788%
  Equity                                       Next $0.25          0.775%           Threadneedle Asia Pacific - 0.800%
Threadneedle Asia Pacific                      Next $0.25          0.750%         Threadneedle European Equity - 0.800%
Threadneedle European Equity                   Next $0.25          0.725%          Threadneedle Global Equity - 0.788%
Threadneedle Global Equity                     Next $1.0           0.700%       Threadneedle Global Equity Income - 0.800%
                                                                                        Threadneedle International
Threadneedle Global Equity Income              Next $5.5           0.675%                  Opportunity - 0.790%
Threadneedle International Opportunity         Next $2.5           0.660%
                                               Next $5.0           0.645%
                                               Next $5.0           0.635%
                                               Next $4.0           0.610%
                                               Next $26.0          0.600%
                                               Over $50.0          0.570%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Disciplined Small and Mid          First $1.0          0.700%       RiverSource Disciplined Small and Mid Cap
  Cap Equity                                   Next $1.0           0.675%                    Equity - 0.700%
RiverSource Mid Cap Growth                     Next $1.0           0.650%          RiverSource Mid Cap Growth - 0.700%
                                               Next $3.0           0.625%
                                               Next $1.5           0.600%
                                               Next $2.5           0.575%
                                               Next $5.0           0.550%
                                               Next $9.0           0.525%
                                               Next $26.0          0.500%
                                               Over $50.0          0.475%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Disciplined Small Cap Value        First $0.25         0.850%                         0.850%
                                               Next $0.25          0.825%
                                               Next $0.25          0.800%
                                               Next $0.25          0.775%
                                               Next $1.0           0.750%
                                               Over $2.0           0.725%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Diversified Bond                   First $1.0          0.480          RiverSource Diversified Bond - 0.442%
RiverSource Limited Duration Bond              Next $1.0           0.455%       RiverSource Limited Duration Bond - 0.480%
                                               Next $1.0           0.430%
                                               Next $3.0           0.405%
                                               Next $1.5           0.380%
                                               Next $1.5           0.365%
                                               Next $1.0           0.360%
                                               Next $5.0           0.350%
                                               Next $5.0           0.340%
                                               Next $4.0           0.330%
                                               Next $26.0          0.310%
                                               Over $50.0          0.290%

---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 97

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

RiverSource Dividend Opportunity               First $0.50         0.610%                         0.595%
                                               Next $0.50          0.585%
                                               Next $1.0           0.560%
                                               Next $1.0           0.535%
                                               Next $3.0           0.510%
                                               Next $4.0           0.480%
                                               Next $5.0           0.470%
                                               Next $5.0           0.450%
                                               Next $4.0           0.425%
                                               Next $26.0          0.400%
                                               Over $50.0          0.375%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Emerging Markets Bond              First $0.25         0.720%       RiverSource Emerging Markets Bond - 0.719%
RiverSource Global Bond                        Next $0.25          0.695%            RiverSource Global Bond - 0.699%
                                               Next $0.25          0.670%
                                               Next $0.25          0.645%
                                               Next $6.5           0.620%
                                               Next $2.5           0.605%
                                               Next $5.0           0.590%
                                               Next $5.0           0.580%
                                               Next $4.0           0.560%
                                               Next $26.0          0.540%
                                               Over $50.0          0.520%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Equity Value                       First $0.50         0.530%                         0.530%
                                               Next $0.50          0.505%
                                               Next $1.0           0.480%
                                               Next $1.0           0.455%
                                               Next $3.0           0.430%
                                               Over $6.0           0.400%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Floating Rate                      First $1.0          0.610%           RiverSource Floating Rate - 0.610%
RiverSource Income Opportunities               Next $1.0           0.585%       RiverSource Income Opportunities - 0.610%
                                               Next $1.0           0.560%
                                               Next $3.0           0.535%
                                               Next $1.5           0.510%
                                               Next $1.5           0.495%
                                               Next $1.0           0.470%
                                               Next $5.0           0.455%
                                               Next $5.0           0.445%
                                               Next $4.0           0.420%
                                               Next $26.0          0.405%
                                               Over $50.0          0.380%
---------------------------------------------------------------------------------------------------------------------------


RiverSource High Yield Bond                    First $1.0          0.590%                         0.586%
                                               Next $1.0           0.565%
                                               Next $1.0           0.540%
                                               Next $3.0           0.515%
                                               Next $1.5           0.490%
                                               Next $1.5           0.475%
                                               Next $1.0           0.450%
                                               Next $5.0           0.435%
                                               Next $5.0           0.425%
                                               Next $4.0           0.400%
                                               Next $26.0          0.385%
                                               Over $50.0          0.360%

---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                      Page 98

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

RiverSource Income Builder Basic Income        N/A                   N/A                           N/A
RiverSource Income Builder Enhanced Income
RiverSource Income Builder Moderate Income
RiverSource Portfolio Builder Aggressive
RiverSource Portfolio Builder Conservative
RiverSource Portfolio Builder Moderate
RiverSource Portfolio Builder Moderate
  Aggressive
RiverSource Portfolio Builder Moderate
  Conservative
RiverSource Portfolio Builder Total Equity
RiverSource Retirement Plus 2010
RiverSource Retirement Plus 2015
RiverSource Retirement Plus 2020
RiverSource Retirement Plus 2025
RiverSource Retirement Plus 2030
RiverSource Retirement Plus 2035
RiverSource Retirement Plus 2040
RiverSource Retirement Plus 2045
---------------------------------------------------------------------------------------------------------------------------


RiverSource Inflation Protected                First $1.0          0.440%                         0.440%
  Securities                                   Next $1.0           0.415%
                                               Next $1.0           0.390%
                                               Next $3.0           0.365%
                                               Next $1.5           0.340%
                                               Next $1.5           0.325%
                                               Next $1.0           0.320%
                                               Next $5.0           0.310%
                                               Next $5.0           0.300%
                                               Next $4.0           0.290%
                                               Next $26.0          0.270%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Intermediate Tax-Exempt            First $1.0          0.390%                         0.390%
                                               Next $1.0           0.365%
                                               Next $1.0           0.340%
                                               Next $3.0           0.315%
                                               Next $1.5           0.290%
                                               Next $2.5           0.280%
                                               Next $5.0           0.270%
                                               Next $35.0          0.260%
                                               Over $50.0          0.250%

---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                      Page 99

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

RiverSource Mid Cap Value                      First $1.0          0.700%                         0.686%
                                               Next $1.0           0.675%
                                               Next $1.0           0.650%
                                               Next $3.0           0.625%
                                               Next $1.5           0.600%
                                               Next $2.5           0.575%
                                               Next $5.0           0.550%
                                               Next $9.0           0.525%
                                               Next $26.0          0.500%
                                               Over $50.0          0.475%
---------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Aggressive Growth         First $0.50         0.890%                         0.890%
                                               Next $0.50          0.865%
                                               Next $1.0           0.840%
                                               Next $1.0           0.815%
                                               Next $3.0           0.790%
                                               Over $6.0           0.765%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Partners Fundamental               First $0.50         0.730%                         0.728%
  Value                                        Next $0.50          0.705%
                                               Next $1.0           0.680%
                                               Next $1.0           0.655%
                                               Next $3.0           0.630%
                                               Over $6.0           0.600%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Partners International             First $0.25         1.000%                         0.990%
  Select Growth                                Next $0.25          0.975%
                                               Next $0.25          0.950%
                                               Next $0.25          0.925%
                                               Next $1.0           0.900%
                                               Over $2.0           0.875%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Partners International             First $0.25         0.900%                         0.863%
  Select Value                                 Next $0.25          0.875%
                                               Next $0.25          0.850%
                                               Next $0.25          0.825%
                                               Next $1.0           0.800%
                                               Over $2.0           0.775%
---------------------------------------------------------------------------------------------------------------------------

RiverSource Partners International             First $0.25         1.120%                         1.120%
  Small Cap                                    Next $0.25          1.095%
                                               Next $0.25          1.070%
                                               Next $0.25          1.045%
                                               Next $1.0           1.020%
                                               Over $2.0           0.995%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Partners Select Value              First $0.50         0.780%                         0.780%
                                               Next $0.50          0.755%
                                               Next $1.0           0.730%
                                               Next $1.0           0.705%
                                               Next $3.0           0.680%
                                               Over $6.0           0.650%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Partners Small Cap Equity          First $0.25         0.970%                         0.970%
                                               Next $0.25          0.945%
                                               Next $0.25          0.920%
                                               Next $0.25          0.895%
                                               Over $1.0           0.870%

---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 100

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap Growth          First $0.25         0.920%                         0.920%
                                               Next $0.25          0.895%
                                               Next $0.25          0.870%
                                               Next $0.25          0.845%
                                               Next $1.0           0.820%
                                               Over $2.0           0.795%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Partners Small Cap Value           First $0.25         0.970%                         0.965%
                                               Next $0.25          0.945%
                                               Next $0.25          0.920%
                                               Next $0.25          0.895%
                                               Over $1.0           0.870%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Precious Metals and Mining         First $0.25         0.800%                         0.800%
                                               Next $0.25          0.775%
                                               Next $0.25          0.750%
                                               Next $0.25          0.725%
                                               Next $1.0           0.700%
                                               Over $2.0           0.675%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Real Estate                        First $1.0          0.840%                         0.840%
                                               Next $1.0           0.815%
                                               Next $1.0           0.790%
                                               Next $3.0           0.765%
                                               Next $6.0           0.740%
                                               Next $12.0          0.730%
                                               Over $24.0          0.720%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Recovery and Infrastructure        First $1.0          0.650%                         0.650%
                                               Next $1.0           0.600%
                                               Next $4.0           0.550%
                                               Over $6.0           0.500%
---------------------------------------------------------------------------------------------------------------------------


RiverSource S&P 500 Index                      First $1.0          0.220%                         0.220%
                                               Next $1.0           0.210%
                                               Next $1.0           0.200%
                                               Next $4.5           0.190%
                                               Next $2.5           0.180%
                                               Next $5.0           0.170%
                                               Next $9.0           0.160%
                                               Next $26.0          0.140%
                                               Over $50.0          0.120%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Short Duration U.S. Government     First $1.0          0.480%                         0.480%
                                               Next $1.0           0.455%
                                               Next $1.0           0.430%
                                               Next $3.0           0.405%
                                               Next $1.5           0.380%
                                               Next $1.5           0.365%
                                               Next $1.0           0.340%
                                               Next $5.0           0.325%
                                               Next $5.0           0.315%
                                               Next $4.0           0.290%
                                               Next $26.0          0.275%
                                               Over $50.0          0.250%

---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 101

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

RiverSource Small Company Index                First $0.25         0.360%                         0.357%
                                               Next $0.25          0.350%
                                               Next $0.25          0.340%
                                               Next $0.25          0.330%
                                               Next $6.5           0.320%
                                               Next $7.5           0.300%
                                               Next $9.0           0.280%
                                               Next $26.0          0.260%
                                               Over $50.0          0.240%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Strategic Allocation               First $1.0          0.570%                         0.564%
                                               Next $1.0           0.545%
                                               Next $1.0           0.520%
                                               Next $3.0           0.495%
                                               Next $1.5           0.470%
                                               Next $2.5           0.450%
                                               Next $5.0           0.430%
                                               Next $9.0           0.410%
                                               Over $24.0          0.390%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Strategic Income Allocation        First $0.25         0.550%                         0.546%
                                               Next $0.25          0.525%
                                               Next $0.25          0.500%
                                               Over $0.75          0.475%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Tax-Exempt Bond                    First $1.0          0.410%                         0.410%
                                               Next $1.0           0.385%
                                               Next $1.0           0.360%
                                               Next $3.0           0.335%
                                               Next $1.5           0.310%
                                               Next $2.5           0.300%
                                               Next $5.0           0.290%
                                               Next $9.0           0.280%
                                               Next $26.0          0.260%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Tax-Exempt High Income             First $1.0          0.470%                         0.454%
                                               Next $1.0           0.445%
                                               Next $1.0           0.420%
                                               Next $3.0           0.395%
                                               Next $1.5           0.370%
                                               Next $2.5           0.360%
                                               Next $5.0           0.350%
                                               Next $9.0           0.340%
                                               Next $26.0          0.320%
                                               Over $50.0          0.300%

---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 102

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt Money Market            First $1.0          0.330%                         0.330%
                                               Next $0.5           0.313%
                                               Next $0.5           0.295%
                                               Next $0.5           0.278%
                                               Next $2.5           0.260%
                                               Next $1.0           0.240%
                                               Next $1.5           0.220%
                                               Next $1.5           0.215%
                                               Next $1.0           0.190%
                                               Next $5.0           0.180%
                                               Next $5.0           0.170%
                                               Next $4.0           0.160%
                                               Over $24.0          0.150%
---------------------------------------------------------------------------------------------------------------------------

RiverSource U.S. Government Mortgage           First $1.0          0.480%                         0.480%
                                               Next $1.0           0.455%
                                               Next $1.0           0.430%
                                               Next $3.0           0.405%
                                               Next $1.5           0.380%
                                               Next $1.5           0.365%
                                               Next $1.0           0.360%
                                               Next $5.0           0.350%
                                               Next $5.0           0.340%
                                               Next $4.0           0.330%
                                               Next $26.0          0.310%
                                               Over $50.0          0.290%
---------------------------------------------------------------------------------------------------------------------------


Seligman California Municipal                  First $0.25         0.410%                         0.410%
  High-Yield(a)                                Next $0.25          0.385%
Seligman California Municipal Quality(a)       Next $0.25          0.360%
Seligman Minnesota Municipal(a)                Next $0.25          0.345%
Seligman New York Municipal(a)                 Next $6.5           0.320%
                                               Next $2.5           0.310%
                                               Next $5.0           0.300%
                                               Next $9.0           0.290%
                                               Next $26.0          0.270%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


Seligman Frontier(b)                           First $0.75         0.885%                         0.885%
                                               Over $0.75          0.790%
---------------------------------------------------------------------------------------------------------------------------


Seligman Global Technology(c)                  First $2.0          0.950%                         0.950%
                                               Next $2.0           0.910%
                                               Over $4.0           0.870%
---------------------------------------------------------------------------------------------------------------------------


Seligman National Municipal(d)                 First $1.0          0.410%                         0.410%
                                               Next $1.0           0.385%
                                               Next $1.0           0.360%
                                               Next $3.0           0.335%
                                               Next $1.5           0.310%
                                               Next $2.5           0.300%
                                               Next $5.0           0.290%
                                               Next $9.0           0.280%
                                               Next $26.0          0.260%
                                               Over $50.0          0.250%

---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 103

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015                       First $0.5          0.455%                         0.455%
Seligman TargETFund 2025                       Next $0.5           0.410%
Seligman TargETFund 2035                       Over $1.0           0.365%
Seligman TargETFund 2045
Seligman TargETFund Core
---------------------------------------------------------------------------------------------------------------------------


Threadneedle Emerging Markets                  First $0.25         1.100%                         1.086%
                                               Next $0.25          1.080%
                                               Next $0.25          1.060%
                                               Next $0.25          1.040%
                                               Next $1.0           1.020%
                                               Next $5.5           1.000%
                                               Next $2.5           0.985%
                                               Next $5.0           0.970%
                                               Net $5.0            0.960%
                                               Next $4.0           0.935%
                                               Next $26.0          0.920%
                                               Over $50.0          0.900%
---------------------------------------------------------------------------------------------------------------------------


Threadneedle Global Extended Alpha             First $0.25         1.050%                         1.050%
                                               Next $0.25          1.030%
                                               Next $0.50          1.010%
                                               Next $1.0           0.990%
---------------------------------------------------------------------------------------------------------------------------




(a) Prior to June 15, 2009, the investment manager received an annual fee equal to 0.50% of the fund's average daily net assets.


(b) Prior to June 15, 2009, the investment manager received a fee equal to 0.95% per annum of the fund's average daily net assets on the first $750 million of net assets and 0.85% per annum of the fund's average daily net assets in excess of $750 million.



(c) Prior to June 15, 2009, the investment manager received an annual fee equal to 1.00% of average daily net assets on the first $2 billion of net assets, 0.95% of average daily net assets on the next $2 billion and 0.90% of average daily net assets in excess of $4 billion.



(d) Prior to Aug. 31, 2009, the investment manager received an annual fee equal to 0.50% of the fund's average daily net assets.


Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund's participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

For Equity and Balanced Funds, except for RiverSource S&P 500 Index, RiverSource Small Company Index and the Seligman funds before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                              TABLE 14. PIA INDEXES


                                                                               FEE INCREASE OR
FUND                                    PIA INDEX                                 (DECREASE)
----------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MARCH 31
----------------------------------------------------------------------------------------------
RiverSource Equity Value                Lipper Large-Cap Value Funds             $   321,014
----------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth   Lipper Small-Cap Growth Funds                 25,307
----------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining  Lipper Gold Funds                            (36,234)
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING APRIL 30
----------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian Equity    Russell 3000 Index                              N/A*
----------------------------------------------------------------------------------------------

RiverSource Recovery and
  Infrastructure                        S&P 500 Index                                   N/A*

----------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 104

                                                                               FEE INCREASE OR
FUND                                    PIA INDEX                                 (DECREASE)
----------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MAY 31
----------------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth  Lipper Mid-Cap Growth Funds              $  (182,474)
----------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value  Lipper Large-Cap Core Funds                 (190,097)
----------------------------------------------------------------------------------------------
RiverSource Partners Select Value       Lipper Mid-Cap Value Funds                   299,806
----------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Equity   Lipper Small-Cap Core Funds                  (72,062)
----------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value    Lipper Small-Cap Value Funds                (238,798)
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING JUNE 30
----------------------------------------------------------------------------------------------
RiverSource Dividend Opportunity        Lipper Equity Income Funds                  (350,345)
----------------------------------------------------------------------------------------------
RiverSource Real Estate                 Lipper Real Estate Funds                     (54,067)
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING JULY 31
----------------------------------------------------------------------------------------------
RiverSource Disciplined Equity          Lipper Large-Cap Core Funds               (2,025,724)
----------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid
  Cap Equity                            Lipper Mid-Cap Core Funds                    (47,237)
----------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap
  Value                                 Lipper Small-Cap Value Funds                   2,491
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------
RiverSource Balanced                    Lipper Balanced Funds                       (474,081)
----------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap
  Growth                                Lipper Large-Cap Growth Funds                 (9,448)
----------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap
  Value                                 Lipper Large-Cap Value Funds                 (33,219)
----------------------------------------------------------------------------------------------
RiverSource Diversified Equity Income   Lipper Equity Income Funds                (5,590,723)
----------------------------------------------------------------------------------------------
RiverSource Mid Cap Value               Lipper Mid-Cap Value Funds                (2,112,990)
----------------------------------------------------------------------------------------------
RiverSource Strategic Allocation        Lipper Flexible Portfolio Funds             (556,345)
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING OCTOBER 31
----------------------------------------------------------------------------------------------
RiverSource Disciplined International   Lipper International Large-Cap Core
  Equity                                Funds                                       (629,082)
----------------------------------------------------------------------------------------------
RiverSource Partners International      Lipper International Multi-Cap
  Select Growth                         Growth Funds                                (267,871)
----------------------------------------------------------------------------------------------
RiverSource Partners International      Lipper International Multi-Cap Value
  Select Value                          Funds                                     (1,510,778)
----------------------------------------------------------------------------------------------
RiverSource Partners International
  Small Cap                             Lipper International Small-Cap Funds         (48,195)
----------------------------------------------------------------------------------------------
                                        MSCI All Country Asia Pacific Ex-
Threadneedle Asia Pacific               Japan Index                                      N/A(a)
----------------------------------------------------------------------------------------------
Threadneedle Emerging Markets           Lipper Emerging Markets Funds                (54,050)
----------------------------------------------------------------------------------------------
Threadneedle European Equity            Lipper European Funds                         97,462
----------------------------------------------------------------------------------------------
Threadneedle Global Equity              Lipper Global Funds                         (446,000)
----------------------------------------------------------------------------------------------
Threadneedle Global Equity Income       MSCI All Country World Index                  10,034
----------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha      MSCI All Country World Index                     N/A(b)
----------------------------------------------------------------------------------------------
                                        Lipper International Large-Cap Core
Threadneedle International Opportunity  Funds                                        286,033
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth              Lipper Mid-Cap Growth Funds                 (965,508)
----------------------------------------------------------------------------------------------





   (a) The first performance incentive adjustment will be made Feb. 1, 2010. See Section titled "Transition Period" below.


   (b) The first performance incentive adjustment will be made on Aug. 1, 2010. See Section titled "Transition Period" below.


FOR ALL FUNDS NOTED IN TABLE 14 EXCEPT RIVERSOURCE 120/20 CONTRARIAN EQUITY, RIVERSOURCE RECOVERY AND INFRASTRUCTURE, AND THREADNEEDLE GLOBAL EXTENDED ALPHA:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index ("performance difference"). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund's category in Table 1.



Statement of Additional Information - Dec. 30, 2009                     Page 105

             TABLE 15A. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION


--------------------------------------------------------------------------------------------------------
                   EQUITY FUNDS                                         BALANCED FUNDS
--------------------------------------------------------------------------------------------------------
 PERFORMANCE                                          PERFORMANCE
  DIFFERENCE   ADJUSTMENT RATE                         DIFFERENCE    ADJUSTMENT RATE
--------------------------------------------------------------------------------------------------------
0.00% - 0.50%  0                                     0.00% - 0.50%   0
--------------------------------------------------------------------------------------------------------
0.50% - 1.00%  6 basis points times the              0.50% - 1.00%   6 basis points times the
               performance difference over 0.50%,                    performance difference over 0.50%,
               times 100 (maximum of 3 basis                         times 100 (maximum of 3 basis
               points if a 1% performance                            points if a 1% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
1.00% - 2.00%  3 basis points, plus 3 basis points   1.00% - 2.00%   3 basis points, plus 3 basis points
               times the performance difference                      times the performance difference
               over 1.00%, times 100 (maximum 6                      over 1.00%, times 100 (maximum 6
               basis points if a 2% performance                      basis points if a 2% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
2.00% - 4.00%  6 basis points, plus 2 basis points   2.00% - 3.00%   6 basis points, plus 2 basis points
               times the performance difference                      times the performance difference
               over 2.00%, times 100 (maximum 10                     over 2.00%, times 100 (maximum 8
               basis points if a 4% performance                      basis points if a 3% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
4.00% - 6.00%  10 basis points, plus 1 basis point      3.00% or     8 basis points
               times the performance difference           more
               over 4.00%, times 100 (maximum 12
               basis points if a 6% performance
               difference)
--------------------------------------------------------------------------------------------------------
6.00% or more  12 basis points
--------------------------------------------------------------------------------------------------------



For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund's Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

TRANSITION PERIOD
The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

CHANGE IN INDEX
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund's performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.



Statement of Additional Information - Dec. 30, 2009                     Page 106

FOR RIVERSOURCE 120/20 CONTRARIAN EQUITY, RIVERSOURCE RECOVERY AND INFRASTRUCTURE, AND THREADNEEDLE GLOBAL EXTENDED ALPHA:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index ("performance difference"). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

             TABLE 15B. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION


--------------------------------------------------------------------------------------------------------
                                                             RIVERSOURCE 120/20 CONTRARIAN EQUITY
      RIVERSOURCE RECOVERY AND INFRASTRUCTURE                 THREADNEEDLE GLOBAL EXTENDED ALPHA
--------------------------------------------------------------------------------------------------------
 PERFORMANCE                                          PERFORMANCE
  DIFFERENCE   ADJUSTMENT RATE                         DIFFERENCE    ADJUSTMENT RATE
--------------------------------------------------------------------------------------------------------
0.00% - 0.50%  0                                     0.00% - 1.00%   0
--------------------------------------------------------------------------------------------------------
0.50% - 1.00%  6 basis points times the              1.00% - 6.00%   10 basis points times the
               performance difference over 0.50%,                    performance difference over 1.00%,
               times 100 (maximum of 3 basis                         times 100 (maximum 50 basis points
               points if a 1% performance                            if a 6% performance difference)
               difference)
--------------------------------------------------------------------------------------------------------
1.00% - 2.00%  3 basis points, plus 3 basis points      6.00% or     50 basis points
               times the performance difference           more
               over 1.00%, times 100 (maximum 6
               basis points if a 2% performance
               difference)
--------------------------------------------------------------------------------------------------------
2.00% - 4.00%  6 basis points, plus 2 basis points
               times the performance difference
               over 2.00%, times 100 (maximum 10
               basis points if a 4% performance
               difference)
--------------------------------------------------------------------------------------------------------
4.00% - 6.00%  10 basis points, plus 1 basis point
               times the performance difference
               over 4.00%, times 100 (maximum 12
               basis points if a 6% performance
               difference)
--------------------------------------------------------------------------------------------------------
6.00% or more  12 basis points
--------------------------------------------------------------------------------------------------------



For example, if the performance difference for 120/20 Contrarian Equity is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund's Class A performance exceeds that of the PIA Index for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of the fund's Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

TRANSITION PERIOD
The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

CHANGE IN INDEX
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including:


Statement of Additional Information - Dec. 30, 2009                     Page 107

(1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change the PIA Index, a fund's performance will be compared to a 36-month blended index return that reflects the performance of the current index for the portion of the 36-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 16. MANAGEMENT FEES AND NONADVISORY EXPENSES


----------------------------------------------------------------------------------------------------------------------------------
                                     MANAGEMENT FEES                                     NONADVISORY EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
FUND                     2009              2008              2007              2009              2008              2007
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Income
  Builder Basic
  Income                     N/A               N/A               N/A       $   139,640       $   103,636(a)    $   145,971
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Income
  Builder
  Enhanced
  Income                     N/A               N/A               N/A           118,255           134,546(a)        153,282
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Income
  Builder
  Moderate
  Income                     N/A               N/A               N/A           175,842           129,062(a)        202,410
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Portfolio
  Builder
  Aggressive                 N/A               N/A              N/A*           199,501           168,942           209,004
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Portfolio
  Builder
  Conservative               N/A               N/A              N/A*           146,492            96,147           134,788
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Portfolio
  Builder
  Moderate                   N/A               N/A              N/A*           278,861           247,980           246,216
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Portfolio
  Builder
  Moderate
  Aggressive                 N/A               N/A              N/A*           299,503           247,472           355,360
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Portfolio
  Builder
  Moderate
  Conservative               N/A               N/A              N/A*           170,774           117,533           140,615
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Portfolio
  Builder Total
  Equity                     N/A               N/A              N/A*           149,589           173,675           188,843
----------------------------------------------------------------------------------------------------------------------------------

RiverSource S&P
  500 Index          $   371,178       $   579,548       $   566,109          (194,370)         (254,777)         (272,996)
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Small Company
  Index                1,990,095         3,292,392         3,889,499        (1,171,627)       (1,007,306)         (662,392)
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Equity Value         4,340,117         6,797,853         6,969,436           343,552           413,170           361,720
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Partners
  Small Cap
  Growth               1,243,691         1,887,518         2,066,992           (41,768)           99,186           111,014
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Precious
  Metals and
  Mining                 824,176           956,280           876,127           242,615           175,405           144,337
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  120/20
  Contrarian
  Equity                 368,969           159,311(b)            N/A            34,475            21,297(b)            N/A
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Recovery and
  Infrastruc-
  ture                    45,652(c)            N/A               N/A            18,717(c)            N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Retirement
  Plus 2010                  N/A               N/A               N/A            (4,254)               41             4,075(d)
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Retirement
  Plus 2015                  N/A               N/A               N/A            (7,894)              310             3,927(d)
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Retirement
  Plus 2020                  N/A               N/A               N/A            (9,956)              745             6,231(d)
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Retirement
  Plus 2025                  N/A               N/A               N/A           (12,026)              332             4,478(d)

----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 108

----------------------------------------------------------------------------------------------------------------------------------
                                     MANAGEMENT FEES                                     NONADVISORY EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
FUND                     2009              2008              2007              2009              2008              2007
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Retirement
  Plus 2030                  N/A               N/A               N/A       $    (9,748)      $       431       $     2,766(d)
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Retirement
  Plus 2035                  N/A               N/A               N/A            (7,948)              487               878(d)
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Retirement
  Plus 2040                  N/A               N/A               N/A            (6,946)             (796)            2,640(d)
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Retirement
  Plus 2045                  N/A               N/A               N/A            (6,418)           (2,131)           (2,522)(d)
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  High Yield
  Bond               $ 6,353,707       $ 9,610,810       $11,401,845          (748,008)          665,785           481,606
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Partners
  Aggressive
  Growth               3,280,397         5,729,264         4,627,106          (997,666)         (786,490)       (1,047,823)
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Partners
  Fundamental
  Value                4,416,792         7,668,633         7,530,722          (939,055)         (213,176)         (215,041)
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Partners
  Select Value         2,539,813         4,388,735         4,807,861          (278,114)         (142,897)         (162,440)
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Partners
  Small Cap
  Equity               1,381,155         2,441,742         2,964,236          (435,641)         (539,268)         (464,274)
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Partners
  Small Cap
  Value                3,098,591         6,511,571         9,159,989          (963,886)         (972,781)         (878,605)
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Short
  Duration U.S.
  Government           3,665,529         3,816,196         4,419,003          (610,585)         (771,512)       (1,025,939)
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  U.S.
  Government
  Mortgage             1,731,277         1,958,404         1,348,887          (327,855)         (389,262)         (438,473)
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Dividend
  Opportunity          6,381,215        12,015,660        10,678,661          (502,682)          626,341           540,349
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Real Estate          1,227,857         1,667,040         2,299,121           (18,514)          138,649           207,925
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Cash
  Management          12,658,313        15,026,220        12,713,351        (1,868,463)        1,290,897           859,062
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Disciplined
  Equity               9,909,438        17,556,244        14,110,274           268,796           726,080          (202,920)
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Disciplined
  Small and Mid
  Cap Equity             853,191           365,578           273,481           143,015           125,645            91,799
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Disciplined
  Small Cap
  Value                  363,926           286,759           206,071            47,195            33,868            37,535
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Floating Rate        2,210,544         3,509,190         3,332,472           (61,933)          293,676           151,486
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Income
  Opportunities        1,913,521         1,767,885         2,116,555           291,601           196,944           187,627
----------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Inflation
  Protected
  Securities           3,322,371         2,554,103         1,313,892          (115,062)         (238,396)         (126,032)
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Limited
  Duration Bond          844,435           792,200           726,809           (68,816)          (78,320)          (73,339)
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  California
  Tax-Exempt             663,711           715,946           717,999            73,054            44,499            20,854
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Diversified
  Bond                15,648,683        14,772,880        12,770,016        (2,314,025)         (461,298)       (1,129,485)
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Minnesota
  Tax-Exempt           1,230,393         1,246,083         1,351,439           196,213           506,328           676,782
----------------------------------------------------------------------------------------------------------------------------------
RiverSource New
  York Tax-
  Exempt                 220,172           242,807           279,438             9,792            75,790           134,099

----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 109

----------------------------------------------------------------------------------------------------------------------------------
                                     MANAGEMENT FEES                                     NONADVISORY EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
FUND                     2009              2008              2007              2009              2008              2007
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Balanced           $ 2,483,462       $ 3,977,541       $ 6,315,077       $   346,693       $   437,940       $   368,447
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Disciplined
  Large Cap
  Growth               2,033,555           905,956           114,048(e)        214,462           195,661            54,709(e)
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Disciplined
  Large Cap
  Value                  661,677             6,618(f)            N/A           168,055             2,877(f)            N/A
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Diversified
  Equity Income       17,053,076        44,177,652        42,530,087         1,037,819         1,905,627         1,561,033
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Mid
  Cap Value            9,896,881        18,813,340        15,908,732           776,726           992,201           826,273
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Strategic
  Allocation           6,604,411        10,108,947        11,025,000           585,299         1,047,907           921,198
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Strategic
  Income
  Allocation           1,081,850           904,660           168,875(e)        246,334           294,099            76,656(e)
----------------------------------------------------------------------------------------------------------------------------------
Seligman
  California
  Municipal
  High-Yield             164,150           173,288           174,700            32,933            53,665            32,890
----------------------------------------------------------------------------------------------------------------------------------
Seligman
  California
  Municipal
  Quality                192,624           196,281           214,476            60,833            90,615            72,092
----------------------------------------------------------------------------------------------------------------------------------
Seligman
  Minnesota
  Municipal              324,501           351,237           375,995            68,180            99,131            88,809
----------------------------------------------------------------------------------------------------------------------------------
Seligman New
  York
  Municipal              352,211           332,574           342,695            75,556            88,770            71,419
----------------------------------------------------------------------------------------------------------------------------------
Seligman
  National
  Municipal            1,147,080           304,747           327,359            62,006           106,685            95,664
----------------------------------------------------------------------------------------------------------------------------------
Seligman
  TargETFund
  2015                   121,554           207,083           184,907           (54,705)           (4,193)            7,243
----------------------------------------------------------------------------------------------------------------------------------
Seligman
  TargETFund
  2025                   136,473           210,264           157,846           (68,782)          (13,470)             (551)
----------------------------------------------------------------------------------------------------------------------------------
Seligman
  TargETFund
  2035                    35,438            32,294             6,852           (18,456)           (5,254)          (15,347)
----------------------------------------------------------------------------------------------------------------------------------
Seligman
  TargETFund
  2045                    19,710            22,283             4,354           (12,505)           (3,570)           (4,094)
----------------------------------------------------------------------------------------------------------------------------------
Seligman
  TargETFund
  Core                   272,984           457,038           382,979          (119,771)          (10,950)           17,561
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Absolute
  Return
  Currency and
  Income               4,698,565         4,188,137           887,341           205,127           313,877           103,119
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Disciplined
  International
  Equity               2,174,525         5,209,129         2,161,563           252,387           512,793           358,005
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Emerging
  Markets Bond         1,320,292         1,182,004           706,943            82,201           172,124           120,044
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Global Bond          3,551,274         5,074,934         3,438,893           (33,836)          165,694           (17,529)
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Partners
  International
  Select Growth        3,240,723         5,965,413         6,048,963          (660,493)          334,550           672,542
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Partners
  International
  Select Value         5,749,639        13,239,202        20,067,871           511,602         1,054,830         1,286,758
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Partners
  International
  Small Cap              496,177         1,057,146         1,270,558           (45,193)           63,912           208,621
----------------------------------------------------------------------------------------------------------------------------------
Seligman
  Frontier               321,582           579,499           766,116           (20,898)          200,110           250,909
----------------------------------------------------------------------------------------------------------------------------------
Seligman Global
  Technology           2,551,543         3,571,473         3,876,481           386,252           680,094           707,762
----------------------------------------------------------------------------------------------------------------------------------
Threadneedle
  Asia Pacific            78,072(g)            N/A               N/A            21,500(g)            N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Threadneedle
  Emerging
  Markets              3,791,476         7,352,591         7,106,815           524,327         1,138,897         1,190,259
----------------------------------------------------------------------------------------------------------------------------------
Threadneedle
  European
  Equity                 600,499           980,629           952,484           (31,736)          223,792           199,237
----------------------------------------------------------------------------------------------------------------------------------
Threadneedle
  Global Equity        2,918,784         5,825,153         6,075,014           350,276           554,139           577,463
----------------------------------------------------------------------------------------------------------------------------------
Threadneedle
  Global Equity
  Income                 177,834            15,723(h)            N/A            25,200             2,989(h)            N/A
----------------------------------------------------------------------------------------------------------------------------------
Threadneedle
  Global
  Extended
  Alpha                   64,424            16,485(h)            N/A             4,234             1,122(h)            N/A
----------------------------------------------------------------------------------------------------------------------------------
Threadneedle
  International
  Opportunity          3,074,518         4,661,800         4,923,040           283,182           486,074           545,663

----------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 110

----------------------------------------------------------------------------------------------------------------------------------
                                     MANAGEMENT FEES                                     NONADVISORY EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
FUND                     2008              2007              2006              2008              2007              2006
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Intermediate
  Tax-Exempt         $   291,762       $   321,011       $   435,316       $     2,588       $    (4,565)      $   (25,206)
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Mid
  Cap Growth           4,726,590         6,373,531         9,852,112           437,496           241,412           670,574
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Tax-Exempt
  Bond                 2,764,541         3,157,092         3,345,629           506,736            (8,650)          905,255
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Tax-Exempt
  High Income         11,447,732        13,006,578        15,027,647         2,984,232          (847,490)        8,025,340
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Tax-Exempt
  Money Market           464,177           406,763           390,170           161,459            32,730           118,441
----------------------------------------------------------------------------------------------------------------------------------



     * Effective Feb. 1, 2006, this fee was eliminated.

   (a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
   (b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
   (c) For the fiscal period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
   (d) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.
   (e) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
   (f) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

   (g) For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.


   (h) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.


MANAGER OF MANAGERS EXEMPTION
The funds have received an order from the SEC that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For all Seligman funds except, Seligman Global Smaller Companies, and for RiverSource California Tax-Exempt, RiverSource Cash Management, RiverSource Diversified Bond, RiverSource Global Bond, RiverSource High Yield Bond, RiverSource Intermediate Tax-Exempt, RiverSource Minnesota Tax-Exempt, RiverSource New York Tax-Exempt, RiverSource Short Duration U.S. Government, RiverSource Tax-Exempt Bond, RiverSource Tax-Exempt High Income, RiverSource Tax-Exempt Money Market and RiverSource U.S. Government Mortgage funds: before the fund may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

SUBADVISORY AGREEMENTS
The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 18.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.



Statement of Additional Information - Dec. 30, 2009                     Page 111

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 17. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES


                                                                           PARENT
FUND                       SUBADVISER                                      COMPANY   FEE SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners       Davis Selected Advisers,                          N/A     0.45% on the first $100 million, reducing to
Fundamental Value          LP (Davis)(a), (b)                                        0.25% as assets increase
                           (effective June 18, 2001)
---------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners       Barrow, Hanley, Mewhinney &                        D      1.00% on the first $10 million,
Small Cap Value            Strauss (BHMS)(a)                                         reducing to 0.30% as assets
                           (effective March 12, 2004)                                increase
                           ------------------------------------------------------------------------------------------------------

                           Donald Smith & Co., Inc.                          N/A     0.60% on the first $175 million,
                           (Donald Smith)(a)                                         reducing to 0.55% as assets
                           (effective March 12, 2004)                                increase
                           ------------------------------------------------------------------------------------------------------

                           Federated MDTA, LLC (MDTA)(a)                      A      0.60% on the first $75 million, reducing to
                           (effective June 6, 2008)                                  0.50% as assets increase
                           ------------------------------------------------------------------------------------------------------

                           Metropolitan West Capital Management, LLC          E      0.50% on all assets
                           (MetWest Capital)
                           (effective April 24, 2006)
---------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners       Columbia Wanger Asset Management L.P.              F      0.70% on the first $150 million, reducing to
International Select       (Columbia WAM)(a),(d)                                     0.50% as assets increase
Growth                     (effective Sept. 5, 2001)
                           ------------------------------------------------------------------------------------------------------

                           Principal Global Investors, LLC                    I      0.40% on the first $250 million, reducing to
                           (Principal Global)                                        0.25% as assets increase
                           (effective April 24, 2006)
---------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners       AllianceBernstein L.P.                            N/A     0.65% on the first $75 million, reducing to
International Select       (AllianceBernstein)                                       0.30% as assets increase
Value                      (effective Sept. 17, 2001)
                           ------------------------------------------------------------------------------------------------------

                           Mondrian Investment Partners Limited              N/A     0.70% on all assets
                           (Mondrian)
                           (effective August 18, 2008)
                           ------------------------------------------------------------------------------------------------------

                           Tradewinds Global Investors, LLC                  N/A     0.50% on the first $250 million, reducing to
                           (Tradewinds)                                              0.40 as assets increase
                           (effective August 18, 2008)
---------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners       Columbia WAM(a),(d)                                F      0.70% on the first $150 million, reducing to
International Small Cap    (effective Aug. 10, 2009)                                 0.50% as assets increase
                           ------------------------------------------------------------------------------------------------------

                           Batterymarch Financial Management, Inc.            G      0.75% on the first $100 million, reducing to
                           (Batterymarch)                                            0.70% as assets increase
                           (effective April 24, 2006)
---------------------------------------------------------------------------------------------------------------------------------

Threadneedle Asia Pacific  Threadneedle International Limited(b)              H      0.50% on the first $250 million, reducing to
                           (Threadneedle)                                            0.40% as assets increase, and subject to a
                           (effective July 15, 2009)                                 performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

Threadneedle Emerging      Threadneedle(b)                                    H      0.45% of the first $150 million, reducing to
Markets                    (effective July 9, 2004)                                  0.30% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 112

                                                                           PARENT
FUND                       SUBADVISER                                      COMPANY   FEE SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------

Threadneedle European      Threadneedle(b)                                    H      0.35% of the first $150 million, reducing to
Equity                     (effective July 9, 2004)                                  0.20% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global        Threadneedle(b)                                    H      0.35% of the first $150 million, reducing to
Equity                     (effective July 9, 2004)                                  0.20% as assets increase, and subject to a
                                                                                     performance incentive adjustment(b)
---------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global        Threadneedle(b)                                    H      0.45% of the first $250 million, reducing to
Equity Income              (effective Aug. 1, 2008)                                  0.35% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global        Threadneedle(b)                                    H      0.70% of the first $250 million, reducing to
Extended Alpha             (effective Aug. 1, 2008)                                  0.60% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

Threadneedle               Threadneedle(b)                                    H      0.35% of the first $150 million, reducing to
International Opportunity  (effective July 9, 2004)                                  0.20% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------



    (a) The fee is calculated based on the combined net assets subject to the subadviser's investment management.

    (b) Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the publicly issued securities of the investment manager's parent company, Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise Financial.

    (c) The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the PIA Index described in Table
        14. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to the following amount of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement: 50% for Threadneedle Emerging Markets, Threadneedle European Equity, Threadneedle Global Equity and Threadneedle International Opportunity; 100% for Threadneedle Global Equity Income and Threadneedle Global Extended Alpha. The performance incentive adjustment was effective Dec. 1, 2004.


    (d) On September 29, 2009, Bank of America Corporation ("BAC") entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC, including Columbia WAM, to Ameriprise Financial, Inc., the parent company of RiverSource Investments (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

        The Transaction is not expected to result in any change in the Columbia WAM personnel who manage the Funds or in the manner in which the Fund is managed. In addition, RiverSource Investments would remain the investment manager of the Fund and, as such, would continue to be the entity that oversees the overall management of the Fund. Nonetheless, the Transaction is expected to result in a change of control of Columbia WAM under the federal securities laws and thus would cause the automatic termination of the current investment sub-advisory agreement with Columbia WAM. In connection with the Transaction, the Board determined to recommend that shareholders approve a new investment sub-advisory agreement in order to assure that Columbia WAM may continue to provide subadvisory services to the Fund following the Transaction. The services provided by Columbia WAM under the new investment subadvisory agreement and the fee levels payable to Columbia WAM for subadvisory services would remain unchanged from the services provided and fee levels payable under the current investment subadvisory agreement.


A - Federated MDTA LLC is an indirect, wholly-owned subsidiary of Federated Investors, Inc.

B - American Century Investment Management, Inc. is a direct, wholly-owned subsidiary of American Century Companies, Inc.

C -     Systematic is an affiliate of Affiliated Managers Group.

D -     BHMS is an independent-operating subsidiary of Old Mutual Asset
        Management.

E - Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within the Evergreen Investments unit of its asset management division.

F - Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation.

G - Batterymarch is a wholly-owned, independent subsidiary of Legg Mason, Inc.

H -     Threadneedle is an indirect wholly-owned subsidiary of Ameriprise
        Financial.

I - Principal Global Investors, LLC is a wholly-owned, indirect subsidiary of Principal Financial Group, Inc.



Statement of Additional Information - Dec. 30, 2009                     Page 113

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                           TABLE 18. SUBADVISORY FEES


                                                                                     SUBADVISORY FEES PAID
                                                                             ------------------------------------------
FUND                                             SUBADVISER                     2009         2008         2007
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap    Former subadviser: Essex Investment        $  171,944   $  257,999   $  281,295
Growth                            Management Company, LLC (from Sept. 23,
                                  2005 to Aug. 7, 2009)
                                  -------------------------------------------------------------------------------------
                                  Former subadviser: MDTA (from Sept. 23,       255,223      397,581      411,034
                                  2005 to Aug. 7, 2009)
                                  -------------------------------------------------------------------------------------
                                  Former subadviser: Turner (from Aug. 18,      167,422      241,810      265,516
                                  2003 to Aug. 7, 2009)
                                  -------------------------------------------------------------------------------------
                                  Former subadviser: UBS Global Asset           194,949      293,079      342,871
                                  Management (Americas) (from Aug. 18,
                                  2003 to Aug. 7, 2009)
-----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Aggressive   Former subadviser: American Century           983,026    1,438,912    1,321,245
Growth                            Investment Management, Inc. (from April
                                  24, 2003 to Nov. 6, 2009)
                                  -------------------------------------------------------------------------------------
                                  Former subadviser: Turner Investment          900,672    1,310,040    1,304,994
                                  Partners, Inc. (from April 24, 2003 to
                                  Nov. 6, 2009)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Fundamental  Davis                                       2,020,698    3,220,929    3,673,544
Value
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Select       Former subadviser: Systematic Financial       608,750    1,025,272      753,292(a)
Value                             Management, L.P. (from Sept. 29, 2006 to
                                  Nov. 6, 2009)
                                  -------------------------------------------------------------------------------------
                                  Former subadviser: WEDGE Capital              666,913      981,822      776,260(a)
                                  Management L.L.P. (from Sept. 29, 2006
                                  to Nov. 6, 2009)
                                  -------------------------------------------------------------------------------------
                                  Former subadviser: GAMCO Asset                    N/A          N/A      786,466(b)
                                  Management Inc.
                                  (from inception to September 28, 2006)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap    Former subadviser: American Century           280,018      506,417      662,396
Equity                            (from Dec. 12, 2003 to Aug. 7, 2009)
                                  -------------------------------------------------------------------------------------
                                  Former subadviser: Jennison Associates        271,108      107,599(c)       N/A
                                  LLC (from Feb. 22, 2008 to Aug. 7, 2009)
                                  -------------------------------------------------------------------------------------
                                  Former subadviser: Lord Abbett & Co. LLC      363,340      583,123      677,462
                                  (from Dec. 12, 2003 to Aug. 7, 2009)
                                  -------------------------------------------------------------------------------------
                                  Former subadviser: Wellington Management          N/A      362,413(d)   650,960*
                                  Company, LLP (from Dec. 12, 2003 to Feb.
                                  22, 2008)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap    BHMS                                          437,027      865,372      970,241
Value
                                  -------------------------------------------------------------------------------------
                                  Donald Smith                                  497,789      984,692    1,180,183
                                  -------------------------------------------------------------------------------------

                                  MDTA                                          443,715          N/A(e)       N/A
                                  -------------------------------------------------------------------------------------

                                  MetWest Capital                               466,432      955,503    1,769,553
                                  -------------------------------------------------------------------------------------

                                  Former subadviser: Franklin Portfolio          22,583      964,510    1,198,029
                                  Associates
                                  (from March 2004 to June 6, 2008)
                                  -------------------------------------------------------------------------------------

                                  Former subadviser: Goldman Sachs Asset            N/A          N/A       38,601(f)
                                  Management, L.P. (from Aug. 2002 to
                                  April 24, 2006)
-----------------------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners              Columbia WAM                                  956,567    1,557,963    1,568,158
International Select Growth
                                  -------------------------------------------------------------------------------------
                                  Principal Global                              866,239    1,849,485    1,760,150


-----------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 114

                                                                                     SUBADVISORY FEES PAID
                                                                             ------------------------------------------
FUND                                             SUBADVISER                     2009         2008         2007
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners              AllianceBernstein                          $2,170,338   $6,268,208   $7,962,307
International
Select Value

                                  -------------------------------------------------------------------------------------
                                  Mondrian                                      714,196       77,048(g)       N/A

                                  -------------------------------------------------------------------------------------

                                  Tradewinds                                  1,116,798      129,124(g)       N/A
-----------------------------------------------------------------------------------------------------------------------


RiverSource Partners              Columbia WAM                                   41,203(h)       N/A          N/A
International Small Cap
                                  -------------------------------------------------------------------------------------

                                  Batterymarch                                  188,913      386,194      439,593
                                  -------------------------------------------------------------------------------------

                                  Former subadviser: AIG Global Investment      127,498(i)   355,245      425,696
                                  Corp. (from April 24, 2006 to Aug. 7,
                                  2009)
-----------------------------------------------------------------------------------------------------------------------

Threadneedle Asia Pacific         Threadneedle                                   42,462(j)       N/A          N/A
-----------------------------------------------------------------------------------------------------------------------

Threadneedle Emerging Markets     Threadneedle                                1,469,749    2,801,637    2,728,720
-----------------------------------------------------------------------------------------------------------------------


Threadneedle European Equity      Threadneedle                                  260,772      443,279      406,594
-----------------------------------------------------------------------------------------------------------------------


Threadneedle Global Equity        Threadneedle                                1,168,151    2,269,177    2,408,387
-----------------------------------------------------------------------------------------------------------------------


Threadneedle Global Equity        Threadneedle                                  104,654        9,057(k)       N/A
Income
-----------------------------------------------------------------------------------------------------------------------


Threadneedle Global Extended      Threadneedle                                   43,117       11,750(k)       N/A
Alpha
-----------------------------------------------------------------------------------------------------------------------


Threadneedle International        Threadneedle                                1,254,178    1,907,215    1,895,712
Opportunity
-----------------------------------------------------------------------------------------------------------------------




     * Beginning on July 1, 2006, under the Subadvisory Agreement, RiverSource Investments is subject to a minimum annual fee of $350,000, payable to Wellington Management.


(a)    For the fiscal period from Sept. 29, 2006 to May 31, 2007.
(b)    For the fiscal period from June 1, 2006 to Sept. 28, 2006.
(c)    For the fiscal period from Feb. 22, 2008 to May 31, 2008.
(d)    For the fiscal period from June 1, 2007 to Feb. 22, 2008.
(e) The subadviser did not begin managing the fund until after the fund's fiscal year end.
(f)    Payments made to subadviser in accordance with termination agreement.



(g)    For the fiscal period from Aug. 18, 2008 to Oct. 31, 2008.


(h)    For the fiscal period from Aug. 10, 2009 to Oct. 31, 2009.


(i)    For the fiscal period from Nov. 1, 2008 to Aug. 7, 2009.


(j)    For the fiscal period from July 15, 2009 to Oct. 31, 2009.


(k)    For the fiscal period from Aug. 1, 2008 to Oct. 31, 2008.




Statement of Additional Information - Dec. 30, 2009                     Page 115

PORTFOLIO MANAGERS. For funds other than money market funds, the following table provides information about the fund's portfolio managers as of the end of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 19. PORTFOLIO MANAGERS


                                             Other Accounts Managed (excluding the fund)
                                      ---------------------------------------------------------               Potential
                                                           APPROXIMATE                            Ownership   Conflicts
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       of Fund        of    Structure of
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              Shares     Interest Compensation
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Dimitris Bertsimas   32 RICs              $9.23 billion   9 RICs ($6.78 B)     None
Income Builder                        2 PIVs               $595.75 million
Basic Income                          15 other accounts    $948.29 million
                 --------------------------------------------------------------------------------------------
                 Colin Lundgren       16 RICs              $948.29 million None                 None             (6)        (21)
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Dimitris Bertsimas   32 RICs              $9.26 billion   9 RICs ($6.78 B)     None
Income Builder                        2 PIVs               $595.75 million
Enhanced Income                       15 other accounts    $948.29 million
                 --------------------------------------------------------------------------------------------
                 Colin Lundgren       16 RICs              $981.77 million None                 None             (6)        (21)
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Dimitris Bertsimas   32 RICs              $9.06 billion   9 RICs ($6.78 B)     $100,001 -
Income Builder                        2 PIVs               $595.75 million                      $500,000
Moderate Income                       15 other accounts    $948.29 million
                 --------------------------------------------------------------------------------------------
                 Colin Lundgren       16 RICs              $779.16 million None                 $100,001 -       (6)        (21)
                                                                                                $500,000
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Kent M. Bergene(b)                                                             $10,001 -
Portfolio                                                                                       $50,000
Builder
Aggressive
                 --------------------                                                           -------------
                 David M. Joy         5 RICs               $2.48 billion   None                 None             (1)        (22)
                 --------------------                                                           -------------
                 Michelle M.                                                                    None
                 Keeley(c)
                 --------------------                                                           -------------
                 William F.                                                                     None
                 Truscott(c)
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Kent M. Bergene(b)                                                             $10,001 -
Portfolio                                                                                       $50,000
Builder
Conservative
                 --------------------                                                           -------------
                 David M. Joy         5 RICs               $2.64 billion   None                 None             (1)        (22)
                 --------------------                                                           -------------
                 Michelle M.                                                                    None
                 Keeley(c)
                 --------------------                                                           -------------
                 William F.                                                                     None
                 Truscott(c)
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Kent M. Bergene(b)                                                             $50,001 -
Portfolio                                                                                       $100,000
Builder Moderate
                 --------------------                                                           -------------
                 David M. Joy         5 RICs               $2.0 billion    None                 None             (1)        (22)
                 --------------------                                                           -------------
                 Michelle M.                                                                    None
                 Keeley(c)
                 --------------------                                                           -------------
                 William F.                                                                     None
                 Truscott(c)
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Kent M. Bergene(b)                                                             $10,001 -
Portfolio                                                                                       $50,000
Builder Moderate
Aggressive
                 --------------------                                                           -------------
                 David M. Joy                                                                   None             (1)        (22)
                 --------------------                                                           -------------
                 Michelle M.          5 RICs               $2.04 billion   None                 None
                 Keeley(c)
                 --------------------                                                           -------------
                 William F.                                                                     $50,001 -
                 Truscott(c)                                                                    $100,000
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Kent M. Bergene(b)                                                             $10,001 -
Portfolio                                                                                       $50,000
Builder Moderate
Conservative
                 --------------------                                                           -------------
                 David M. Joy         5 RICs               $2.51 billion   None                 None             (1)        (22)
                 --------------------                                                           -------------
                 Michelle M.                                                                    None
                 Keeley(c)
                 --------------------                                                           -------------
                 William F.                                                                     None
                 Truscott(c)
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Kent M. Bergene(b)                                                             $10,001 -
Portfolio                                                                                       $50,000
Builder Total
Equity
                 --------------------                                                           -------------
                 David M. Joy         5 RICs               $2.54 billion   None                 $100,000 -       (1)        (22)
                                                                                                $500,000
                 --------------------                                                           -------------
                 Michelle M.                                                                    None
                 Keeley(c)
                 --------------------                                                           -------------
                 William F.                                                                     None
                 Truscott(c)
------------------------------------------------------------------------------------------------------------------------------------

RiverSource S&P  Dimitris Bertsimas   32 RICs              $9.44 billion   9 RICs ($6.78 B)     None
500 Index                             2 PIVs               $595.75 million
                                      15 other accounts    $948.29 million                                       (2)        (21)
                 --------------------------------------------------------------------------------------------
                 Georgios Vetoulis    2 RICs               $511.99 million None                 None
                                      1 PIV                $586.92 million

------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 116

                                             Other Accounts Managed (excluding the fund)
                                      ---------------------------------------------------------               Potential
                                                           APPROXIMATE                            Ownership   Conflicts
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       of Fund        of    Structure of
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              Shares     Interest Compensation
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Dimitris Bertsimas   32 RICs              $9.12 billion   9 RICs ($6.78 B)     None
Small Company                         2 PIVs               $595.75 million
Index                                 15 other accounts    $948.29 million                                       (2)        (21)
                 --------------------------------------------------------------------------------------------
                 Georgios Vetoulis    2 RICs               $186.05 million None                 None
                                      1 PIV                $586.92 million
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Warren Spitz         16 RICs              $10.59 billion  10 RICs ($10.2 B)    $10,001 -
Equity Value                          2 PIVs               $35.83 million                       $50,000          (2)        (23)
                                      10 other accounts(d) $319.21 million
                 --------------------------------------------------------------------------------------------
                 Steve Schroll                                                                  $50,001 -
                                      15 RICs              $10.56 billion                       $100,000
                 --------------------                                                           -------------
                 Laton Spahr          2 PIVs               $35.83 million  9 RICs ($10.2 B)     $100,001 -
                                      10 other accounts(d) $319.21 million                      $500,000
                 --------------------                                                           -------------
                 Paul Stocking                                                                  $50,001 -
                                                                                                $100,000
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Michael J. Alpert(j) 1 RIC                $35.63 million
Partners Small                        0 PIVs               $0
Cap Growth                            12 other accounts    $378.43         None                 None             (2)        (45)
                                                           million(d)
                 ---------------------------------------------------------
                 Stephan B. Yost(j)   1 RIC                $35.63 million
                                      0 PIVs               $0
                                      12 other accounts    $378.43
                                                           million(d)
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Clay Hoes            1 PIV                $46.70 million  None                 $1 - $10,000   (2),(3)      (23)
Precious Metals
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Warren Spitz         16 RICs              $11.50 billion  10 RICs ($11.05 B)   None
120/20                                2 PIVs               $38.06 million
Contrarian                            10 other accounts(d) $400.77 million
Equity
                 --------------------------------------------------------------------------------------------
                 Steve Schroll                                                                  $10,001 -
                                      15 RICs              $11.43 billion  9 RICs ($10.98 B)    $50,000
                 --------------------                                                           -------------
                 Laton Spahr          2 PIVs               $38.06 million                       $100,001 -       (2)        (23)
                                      10 other accounts(d) $400.77 million                      $500,000
                 --------------------                                                           -------------
                 Paul Stocking                                                                  $100,001 -
                                                                                                $500,000
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Warren Spitz         16 RICs              $11.47 billion  10 RICs ($11.01 B)   $500,001 -       (2)        (23)
Recovery and                          2 PIVs               $38.06 million                       $1,000,000
Infrastructure                        10 other accounts(d) $400.77 million
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Dimitris Bertsimas   31 RICs              $9.75 billion   9 RICs ($7.0 B)                       (6)        (21)
Retirement Plus                       1 PIV                $606.31 million
2010                                  14 other accounts(d) $2.50 billion                        None
                 ------------------------------------------------------------------------------
                 Colin Lundgren       16 RICs              $1.28 billion   None
                                      4 other accounts     $41.11 million
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Dimitris Bertsimas   31 RICs              $9.74 billion   9 RICs ($7.0 B)      None             (6)        (21)
Retirement Plus                       1 PIV                $606.31 million
2015                                  14 other accounts(d) $2.50 billion
                 ------------------------------------------------------------------------------
                 Colin Lundgren       16 RICs              $1.27 billion   None
                                      4 other accounts     $41.11 million
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Dimitris Bertsimas   31 RICs              $9.74 billion   9 RICs ($7.0 B)      None             (6)        (21)
Retirement Plus                       1 PIV                $606.31 million
2020                                  14 other accounts(d) $2.50 billion
                 ------------------------------------------------------------------------------
                 Colin Lundgren       16 RICs              $1.27 billion   None
                                      4 other accounts     $41.11 million
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Dimitris Bertsimas   31 RICs              $9.74 billion   9 RICs ($7.0 B)      $10,001 -        (6)        (21)
Retirement Plus                       1 PIV                $606.31 million                      $50,000
2025                                  14 other accounts(d) $2.50 billion
                 --------------------------------------------------------------------------------------------
                 Colin Lundgren       16 RICs              $1.27 billion   None                 None
                                      4 other accounts     $41.11 million
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Dimitris Bertsimas   31 RICs              $9.73 billion   9 RICs ($7.0 B)      Over             (6)        (21)
Retirement Plus                       1 PIV                $606.31 million                      $1,000,000
2030                                  14 other accounts(d) $2.50 billion
                 --------------------------------------------------------------------------------------------
                 Colin Lundgren       16 RICs              $1.27 billion   None                 $10,001 -
                                      4 other accounts     $41.11 million                       $50,000
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Dimitris Bertsimas   31 RICs              $9.74 billion   9 RICs ($7.0 B)      None             (6)        (21)
Retirement Plus                       1 PIV                $606.31 million
2035                                  14 other accounts(d) $2.50 billion
                 ------------------------------------------------------------------------------
                 Colin Lundgren       16 RICs              $1.28 billion   None
                                      4 other accounts     $41.11 million

------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 117

                                             Other Accounts Managed (excluding the fund)
                                      ---------------------------------------------------------               Potential
                                                           APPROXIMATE                            Ownership   Conflicts
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       of Fund        of    Structure of
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              Shares     Interest Compensation
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Dimitris Bertsimas   31 RICs              $9.75 billion   9 RICs ($7.0 B)      None             (6)        (21)
Retirement Plus                       1 PIV                $606.31 million
2040                                  14 other accounts(d) $2.50 billion
                 ------------------------------------------------------------------------------
                 Colin Lundgren       16 RICs              $1.28 billion   None
                                      4 other accounts     $41.11 million
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Dimitris Bertsimas   31 RICs              $9.75 billion   9 RICs ($7.0 B)      None             (6)        (21)
Retirement Plus                       1 PIV                $606.31 million
2045                                  14 other accounts(d) $2.50 billion
                 ------------------------------------------------------------------------------
                 Colin Lundgren       16 RICs              $1.28 billion   None
                                      4 other accounts     $41.11 million
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
RiverSource High Scott Schroepfer     10 RICs              $12.4 billion   None                 $500,001 -
Yield Bond                            0 PIVs               $0                                   $1,000,000       (2)        (27)
                                      0 other accounts     $0
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      John Schonberg(k)    8 RICs               $1.43 billion                                         (2)        (44)
Partners                              2 PIVs               $20.71 million
Aggressive                            6 other accounts     $1.2 million
Growth
                 ---------------------------------------------------------                                    ----------------------
                 Sam Murphy(k)        2 RICs               $1.05 million   2 RICs ($1.05 M)     None
                                      3 other accounts     $0.12 million
                 ---------------------------------------------------------
                 Mike Marzolf(k)      2 RICs               $1.05 million                                       (2), (3)     (44)
                                      2 other accounts     $0.05 million
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      DAVIS:
Partners         Christopher C. Davis 29 RICs              $49.0 billion
Fundamental                           12 PIVs              $799.0 million
Value                                 122 other            $7.5 billion    None                 None(f)          (9)        (29)
                                      accounts(e)
                 ---------------------------------------------------------
                 Kenneth C. Feinberg  27 RICs              $49.0 billion
                                      11 PIVs              $732.0 million
                                      113 other            $6.8 billion
                                      accounts(e)
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Steve Schroll(l)     13 RICs              $14.15 billion
Partners Select                       2 PIVs               $48.35 million
Value                                 18 other accounts(d) $8.64 billion
                 ---------------------------------------------------------
                 Laton Spahr(l)       13 RICs              $14.15 billion  9 RICs ($13.65 B)    None             (2)        (23)
                                      2 PIVs               $48.35 million
                                      16 other accounts(d) $4.89 billion
                 ---------------------------------------------------------
                 Paul Stocking(l)     13 RICs              $14.15 billion
                                      2 PIVs               $48.35 million
                                      21 other accounts(d) $8.85 billion
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Neil T. Eigen(j)     7 RICs               $587.6 million
Partners Small                        1 PIV                $113.71 million
Cap Equity                            64 other accounts    $2.59           1 RIC ($149.7 M)     None             (2)        (26)
                                                           billion(d)
                 ---------------------------------------------------------
                 Richard S. Rosen(j)  7 RICs               $587.6 million
                                      1 PIV                $113.71 million
                                      64 other accounts    $2.59
                                                           billion(d)
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      DONALD SMITH:
Partners Small   Donald G. Smith      1 RIC                $609 million    1 RIC ($609M)
Cap Value
                 --------------------
                 Richard L. Greenberg 1 PIV                $97 million                          None             (10)       (32)
                                      30 other accounts    $1,751 million
                 -------------------------------------------------------------------------------------------------------------------
                 MDTA:
                 Daniel J. Mahr
                 --------------------
                 Douglas Thunen       9 RIC                $740.9 million  1 other account
                 --------------------
                 Frederick Konopka    3 PIV                $179.1 million  ($411,922)           None             (5)        (25)
                 --------------------
                 Brian M. Greenberg   57 other accounts    $3.27 billion
                 -------------------------------------------------------------------------------------------------------------------
                 BHMS:
                 James S. McClure     4 RIC                $484.1 million  None
                 --------------------
                 John P. Harloe       1 PIV                $3.5 million                         None             (12)       (33)
                                      15 other accounts    $458.1 million
                 -------------------------------------------------------------------------------------------------------------------
                 METWEST:
                 Samir Sikka          4 RICs               $347.8 million  None
                                      3 PIVs               $61.2 million                        None             (13)       (34)
                                      9 other accounts     $54.4 million
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Todd White           13 RICs              $13.21 billion  2 other accounts     $50,001 -
Short Duration                        7 PIVs               $3.39 billion   ($93.84M)            $100,000
U.S. Government                       39 other accounts    $19.29                                                (2)        (27)
                                                           billion(d)
                 --------------------------------------------------------------------------------------------
                 John McColley        2 RICs               $565.3 million  None                 None
                                      0 PIVs               $0
                                      0 other accounts     $0

------------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 118

                                             Other Accounts Managed (excluding the fund)
                                      ---------------------------------------------------------               Potential
                                                           APPROXIMATE                            Ownership   Conflicts
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       of Fund        of    Structure of
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              Shares     Interest Compensation
------------------------------------------------------------------------------------------------------------------------------------
RiverSource U.S. Todd White           13 RICs              $13.58 billion  2 other accounts     $50,001 -
Government                            7 PIVs               $3.39 billion   ($93.84M)            $100,000
Mortgage                              39 other accounts    $19.29                                                (2)        (27)
                                                           billion(d)
                 --------------------------------------------------------------------------------------------
                 Jason J. Callan      0 RICs               $0              None                 None
                                      0 PIVs               $0
                                      0 other accounts     $0
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Warren Spitz         16 RICs              $11.86 billion  8 RICs ($11.1 B)     $1 -
Dividend                              2 PIVs               $40.6 million                        $10,000
Opportunity                           10 other accounts    $427.1
                                                           million(d)
                 --------------------------------------------------------------------------------------------
                 Steve Schroll                                                                  $50,000 -        (2)        (23)
                                      15 RICs              $11.68 billion  8 RICs ($11.1 B)     $100,000
                 --------------------                                                           -------------
                 Laton Spahr          2 PIVs               $40.6 million                        $100,001 -
                                      10 other accounts    $427.1                               $500,000
                                                           million(d)
                 --------------------                                                           -------------
                 Paul Stocking                                                                  $10,001 -
                                                                                                $50,000
------------------------------------------------------------------------------------------------------------------------------------
RiverSource Real Julene Melquist      0 RICs               $0              None                 $10,001 -      (2),(3)      (23)
Estate                                0 PIVs               $0                                   $50,000
                                      0 other accounts     $0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Dimitris Bertsimas   31 RICs              $8.83 billion   8 RICs ($5.82 B)     $100,001-
Disciplined                           1 PIV                $593.72 million                      $500,000
Equity                                1 other account      $2.55 billion                                         (2)        (21)
                 --------------------------------------------------------------------------------------------
                 Gina Mourtzinou      11 RICs              $6.58 billion   7 RICs ($5.46 B)     $50,001-
                                      4 other accounts     $99.99 million                       $100,000
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Dimitris Bertsimas   31 RICs              $10.53 billion  8 RICs ($7.51 B)     $100,001-        (2)        (21)
Disciplined                           1 PIV                $593.72 million                      $500,000
Small and Mid                         1 other account      $2.55 billion
Cap Equity
                 --------------------------------------------------------------------------------------------
                 Gina Mourtzinou      11 RICs              $8.28 billion   7 RICs ($7.16 B)     None
                                      4 other accounts     $99.99 million
                 --------------------------------------------------------------------------------------------
                 Steve Kokkotos       2 RICs               $931.20 million 2 RICs ($931.2 M)    $10,001-
                                      1 other account      $7.13 million                        $50,000
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Dimitris Bertsimas   31 RICs              $10.64 billion  8 RICs ($7.62 B)     $100,001-        (2)        (21)
Disciplined                           1 PIV                $593.72 million                      $500,000
Small Cap Value                       1 other account      $2.55 billion
                 --------------------------------------------------------------------------------------------
                 Gina Mourtzinou      11 RICs              $8.38 billion   7 RICs ($7.27 B)     $10,001-
                                      4 other accounts     $99.99 million                       $50,000
                 --------------------------------------------------------------------------------------------
                 Steve Kokkotos       2 RICs               $1.04 billion   2 RICs (1.04 B)      $10,001-
                                      1 other account      $7.13 million                        $50,000
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Lynn Hopton          11 PIVs              $4.85 billion   None                 None             (2)        (35)
Floating Rate                         3 other accounts     $430.04 million
                 --------------------                                                           -------------
                 Yvonne Stevens                                                                 None
                 ---------------------------------------------------------                      -------------
                 Steve Staver         None                 None                                 $50,001-
                                                                                                $100,000
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Brian Lavin          1 RIC                $1.65 billion   None                 $50,001-         (2)        (27)
Income                                1 PIV                $8.21 million                        $100,000
Opportunities                         1 other account      $596.79 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Todd White           13 RICs              $13.32 billion  3 RICs ($976.24 M);  $10,001-         (2)        (27)
Inflation                             7 PIVs               $3.24 billion   2 other accounts     $50,000
Protected                             37 other accounts(d) $19.37 billion  ($160.99 M)
Securities
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Tom Murphy           8 RICs               $10.28 billion  3 RICs ($1.39 B)     $50,001-         (2)        (27)
Limited Duration                      2 PIVs               $816.27 million                      $100,000
Bond                                  15 other accounts    $12.23 billion
                 --------------------------------------------------------------------------------------------
                 Timothy J. Doubek    1 other account      $25.37 million  None                 $10,001-
                                                                                                $50,000
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
RiverSource                           10 RICs              $4.34 billion
California Tax-                       8 other accounts     $6.35 billion
Exempt
----------------                      ------------------------------------

RiverSource      Catherine Stienstra  10 RICs              $4.18 billion   None                 None             (2)        (27)
Minnesota Tax-                        8 other accounts     $6.35 billion
Exempt
----------------                      ------------------------------------

RiverSource New                       10 RICs              $4.45 billion
York Tax-Exempt                       8 other accounts     $6.35 billion
------------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 119

                                             Other Accounts Managed (excluding the fund)
                                      ---------------------------------------------------------               Potential
                                                           APPROXIMATE                            Ownership   Conflicts
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       of Fund        of    Structure of
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              Shares     Interest Compensation
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Tom Murphy           6 RICs               $6.26 billion   3 RICs ($916.13 M)   $10,001-
Diversified Bond                      2 PIVs               $826.67 million                      $50,000
                                      14 other accounts    $12.60 billion
                 --------------------------------------------------------------------------------------------
                 Scott Schroepfer     7 RICs               $8.29 billion   3 RICs ($916.13 M)   None             (2)        (27)
                 ------------------------------------------------------------------------------
                 Todd White           10 RICs              $10.20 billion  3 RICs ($916.13 M);  $50,001-
                                      7 PIVs               $3.21 billion   2 other accounts     $100,000
                                      35 other accounts(d) $20.05 billion  ($161.06)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUND WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced         Warren Spitz         13 RICs              $14.05 billion  9 RICs ($13.55 B)    None
                                      2 PIVs               $48.35 million
                                      18 other accounts(d) $6.70 billion
                 --------------------------------------------------------------------------------------------
                 Steve Schroll        12 RICs              $13.73 billion                       None
                                      2 PIVs               $48.35 million
                                      18 other accounts(d) $2.42 billion
                 ---------------------------------------------------------                      -------------
                 Laton Spahr          12 RICs              $13.73 billion  8 RICs ($13.23 B)    $1 - $10,000     (2)        (23)
                                      2 PIVs               $48.35 million
                                      16 other accounts(d) $2.96 billion
                 ---------------------------------------------------------                      -------------
                 Paul Stocking        12 RICs              $13.73 billion                       None
                                      2 PIVs               $48.35 million
                                      21 other accounts(d) $6.91 billion
                 -------------------------------------------------------------------------------------------------------------------
                 Tom Murphy           6 RICs               $10.40 billion  2 RICs ($729.4 M)    None
                                      2 PIVs               $835.61 million
                                      18 other accounts    $15.33 billion
                 --------------------------------------------------------------------------------------------
                 Scott Schroepfer     7 RICs               $12.47 billion  2 RICs ($729.4 M)    None             (2)        (27)
                                      4 other accounts     $8.13 billion
                 --------------------------------------------------------------------------------------------
                 Todd White           10 RICs              $14.35 billion  2 RICs ($729.4 M);   None
                                      7 PIVs               $3.12 billion   2 other accounts
                                      41 other accounts(d) $24.80 billion  ($161.1 M)
------------------------------------------------------------------------------------------------------------------------------------
Disciplined      Dimitris Bertsimas   29 RICs              $10.68 billion  7 RICs ($7.6 B)      None             (2)        (21)
Large Cap Growth                      1 PIV                $636.13 million
                                      18 other accounts(d) $7.71 billion
                 --------------------------------------------------------------------------------------------
                 Gina Mourtzinou      9 RICs               $8.28 billion   6 RICs ($7.19 B)     None
                                      12 other accounts    $1.83 billion
------------------------------------------------------------------------------------------------------------------------------------
Disciplined      Dimitris Bertsimas   29 RICs              $11.02 billion  7 RICs ($7.94 B)     None
Large Cap Value                       1 PIV                $636.13 million
                                      18 other accounts(d) $7.71 billion
                 --------------------------------------------------------------------------------------------
                 Gina Mourtzinou      9 RICs               $8.62 billion   6 RICs ($7.53 B)     None             (2)        (21)
                                      12 other accounts    $1.83 billion
------------------------------------------------------------------------------------------------------------------------------------
Diversified      Warren Spitz         13 RICs              $9.91 billion   9 RICs ($9.42 B)     $50,001-
Equity Income                         2 PIVs               $48.35 million                       $100,000
                                      18 other accounts(d) $6.70 billion
                 --------------------------------------------------------------------------------------------
                 Laton Spahr          12 RICs              $9.59 billion   8 RICs ($9.09 B)     $100,001-
                                      2 PIVs               $48.35 million                       $500,000
                                      16 other accounts(d) $2.96 billion
                 ---------------------------------------------------------                      -------------
                 Steve Schroll        12 RICs              $9.59 billion                        $50,001-         (2)        (23)
                                      2 PIVs               $48.35 million                       $100,000
                                      18 other accounts(d) $2.42 billion
                 ---------------------------------------------------------                      -------------
                 Paul Stocking        12 RICs              $9.59 billion                        $100,001-
                                      2 PIVs               $48.35 million                       $500,000
                                      21 other accounts(d) $6.91 billion
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value    Warren Spitz         13 RICs              $12.40 billion  9 RICs ($11.9 B)     $1-$10,000
                                      2 PIVs               $48.35 million
                                      18 other accounts(d) $6.70 billion
                 --------------------------------------------------------------------------------------------
                 Laton Spahr          12 RICs              $12.07 billion                       $100,001-
                                      2 PIVs               $48.35 million                       $500,000
                                      16 other accounts(d) $2.96 billion
                 ---------------------------------------------------------                      -------------
                 Steve Schroll        12 RICs              $12.07 billion  8 RICs ($11.58 B)    $50,001-         (2)        (23)
                                      2 PIVs               $48.35 million                       $100,000
                                      18 other accounts(d) $2.42 billion
                 ---------------------------------------------------------                      -------------
                 Paul Stocking        12 RICs              $12.07 billion                       $100,001-
                                      2 PIVs               $48.35 million                       $500,000
                                      21 other accounts(d) $6.91 billion
------------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 120

                                             Other Accounts Managed (excluding the fund)
                                      ---------------------------------------------------------               Potential
                                                           APPROXIMATE                            Ownership   Conflicts
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       of Fund        of    Structure of
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              Shares     Interest Compensation
------------------------------------------------------------------------------------------------------------------------------------
Strategic        Tom Murphy           6 RICs               $10.23 billion  2 RICs ($5.65 M)     None
Allocation                            2 PIVs               $835.61 million
                                      18 other accounts    $15.33 billion
                 --------------------------------------------------------------------------------------------
                 Scott Schroepfer     7 RICs               $12.31 billion  2 RICs (5.65 M)      None
                                      4 other accounts     $8.13 billion                                         (2)        (27)
                 --------------------------------------------------------------------------------------------
                 Todd White           10 RICs              $14.18 billion  2 RICs (5.65 M);     None
                                      7 PIVs               $3.12 billion   2 other accounts
                                      41 other accounts(d) $24.80 billion  ($161.1 M)
                 -------------------------------------------------------------------------------------------------------------------
                 Dimitris Bertsimas   29 RICs              $10.41 billion  7 RICs ($7.33 B)     Over $500,000
                                      1 PIV                $636.13 million
                                      18 other accounts(d) $7.71 billion
                 --------------------------------------------------------------------------------------------
                 Gina Mourtzinou      9 RICs               $8.28 billion   6 RICs ($6.92 B)     $100,001-
                                      12 other accounts    $1.83 billion                        $500,000         (2)        (21)
                 --------------------------------------------------------------------------------------------
                 Alex Sauer-Budge     1 RIC                $408.21 million 1 RIC ($408.21 M)    $1-$10,000
                                      2 other accounts     $221.56 million
                 --------------------------------------------------------------------------------------------
                 Steve E. Kokkotos    2 RICs               $197.22 million 2 RICs ($197.22 M)   $50,001-
                                      3 other accounts     $516.51 million                      $100,000
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Colin Lundgren       16 RICs              $1.24 billion   None                 None
Allocation                            14 other accounts    $1.22 billion
                 --------------------------------------------------------------------------------------------
                 Gene Tannuzzo        2 other accounts     $0.04 million   None                 $1-$10,000       (2)        (27)
------------------------------------------------------------------------------------------------------------------------------------
Seligman         Catherine Stienstra  10 RICs              $4.64 billion   None                 None             (2)        (27)
California                            11 other accounts    $6.76 billion
Municipal High-
Yield
------------------------------------------------------------------------------------------------------------------------------------
Seligman         Catherine Stienstra  10 RICs              $4.64 billion   None                 None             (2)        (27)
California                            11 other accounts    $6.76 billion
Municipal
Quality
------------------------------------------------------------------------------------------------------------------------------------
Seligman         Catherine Stienstra  10 RICs              $4.61 billion   None                 None             (2)        (27)
Minnesota                             11 other accounts    $6.76 billion
Municipal
------------------------------------------------------------------------------------------------------------------------------------
Seligman         Catherine Stienstra  10 RICs              $3.98 billion   None                 None             (2)        (27)
National                              11 other accounts    $6.76 billion
Municipal
------------------------------------------------------------------------------------------------------------------------------------
Seligman New     Catherine Stienstra  10 RICs              $4.59 billion   None                 None             (2)        (27)
York Municipal                        11 other accounts    $6.76 billion
------------------------------------------------------------------------------------------------------------------------------------
Seligman         John Schonberg       6 RICs               $1.23 billion   2 RICs ($1.12 B)     None             (2)        (44)
TargETFund 2015                       2 PIVs               $20.41 million
                                      5 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Charles Kadlec       4 RICs               $107.69 million None                 $100,001 -       (2)        (22)
                                      7 other accounts     $9.88 million                        $500,000
                 ---------------------------------------------------------                      -------------
                 Gary Terpening       4 RICs               $107.69 million                      None
                                      3 other accounts     $0.40 million
------------------------------------------------------------------------------------------------------------------------------------
Seligman         John Schonberg       6 RICs               $1.23 billion   2 RICs ($1.12 B)     None             (2)        (44)
TargETFund 2025                       2 PIVs               $20.41 million
                                      5 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Charles Kadlec       4 RICs               $99.96 million  None                 $100,001 -       (2)        (22)
                                      7 RICs               $9.88 million                        $500,000
                 ---------------------------------------------------------                      -------------
                 Gary Terpening       4 RICs               $99.96 million                       $100,001 -
                                      3 other accounts     $0.40 million                        $500,000
------------------------------------------------------------------------------------------------------------------------------------
Seligman         John Schonberg       6 RICs               $1.23 billion   2 RICs ($1.12 B)     None             (2)        (44)
TargETFund 2035                       2 PIVs               $20.41 million
                                      5 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Charles Kadlec       4 RICs               $124.47 million None                 $1 -             (2)        (22)
                                      7 RICs               $9.88 million                        $10,000
                 ---------------------------------------------------------                      -------------
                 Gary Terpening       4 RICs               $124.47 million                      None
                                      3 other accounts     $0.40 million
------------------------------------------------------------------------------------------------------------------------------------
Seligman         John Schonberg       6 RICs               $1.23 billion   2 RICs ($1.12 B)     None             (2)        (44)
TargETFund 2045                       2 PIVs               $20.41 million
                                      5 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Charles Kadlec       4 RICs               $129.70 million None                 $10,001 -        (2)        (22)
                                      7 RICs               $9.88 million                        $50,000
                 ---------------------------------------------------------                      -------------
                 Gary Terpening       4 RICs               $129.70 million                      None
                                      3 other accounts     $0.40 million
------------------------------------------------------------------------------------------------------------------------------------
Seligman         John Schonberg       6 RICs               $1.23 billion   2 RICs ($1.12 B)     None             (2)        (44)
TargETFund Core                       2 PIVs               $20.41 million
                                      5 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Charles Kadlec       4 RICs               $75.53 million  None                 $100,001 -       (2)        (22)
                                      7 RICs               $9.88 million                        $500,000
                 ---------------------------------------------------------                      -------------
                 Gary Terpening       4 RICs               $75.53 million                       None
                                      3 other accounts     $0.40 million
------------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 121

                                             Other Accounts Managed (excluding the fund)
                                      ---------------------------------------------------------               Potential
                                                           APPROXIMATE                            Ownership   Conflicts
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       of Fund        of    Structure of
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              Shares     Interest Compensation
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Nicholas Pifer       5 RICs               $4.79 billion   None                 $50,001 -        (2)        (27)
Absolute Return                       3 PIVs               $33.59 million                       $100,000
Currency and                          17 other accounts(d) $6.27 billion
Income
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Dimitris Bertsimas   29 RICs              $10.53 billion  7 RICs ($7.54 B)     $100,001 -
Disciplined                           1 PIV                $609.30 million                      $500,000         (2)        (21)
International                         18 other accounts(d) $6.10 billion
Equity
                 --------------------------------------------------------------------------------------------
                 Alex Sauer-Budge     1 RIC                $877.17 million 1 RIC ($877.17 M)    $0-$10,000
                                      2 other accounts     $0.21 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Nicholas Pifer       5 RICs               $4.77 billion                        $10,001 -
Emerging Markets                      3 PIVs               $33.59 million  None                 $50,000          (2)        (27)
Bond                                  17 other accounts(d) $6.27 billion
                 ---------------------------------------------------------                      -------------
                 Jim Carlene          4 PIVs               $174.53 million                      $10,001 -
                                      7 other accounts     $966.74 million                      $50,000
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Nicholas Pifer       5 RICs               $4.51 billion   None                 $50,001 -        (2)        (27)
Global Bond                           3 PIVs               $33.59 million                       $100,000
                                      17 other accounts(d) $6.27 billion
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      COLUMBIA WAM:
Partners
International
Select Growth
                 P. Zachary Egan      2 RICs               $4.10 billion   None                 None             (15)       (37)
                 ---------------------------------------------------------
                 Louis J. Mendes      3 RICs               $5.50 billion
                 -------------------------------------------------------------------------------------------------------------------
                 PRINCIPAL GLOBAL:
                 John Pihlblad        9 RICs               $3.14 billion
                                      2 PIVs               $373.39 million None                 None             (16)       (38)
                                      3 other accounts     $257.06 million
                 ---------------------------------------------------------
                 Steven Larson        6 RICs               $2.20 billion
                                      1 PIV                $105.81 million
                                      2 other accounts     $257.06 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      ALLIANCEBERNSTEIN:
Partners
International
Select Value
                 Kevin F. Simms       112 RICs             $38.41 billion  3 RICs ($6.56 B);
                 --------------------
                 Henry S. D'Auria     195 PIVs             $19.99 billion  3 PIVs ($839 M);
                 --------------------
                 Sharon E. Fay        33,923 other         $96.14 billion  86 other ($8.82 B)
                                      accounts
                 ------------------------------------------------------------------------------
                 Marilyn G. Fedak     43 RICs              $11.20 billion  1 RIC ($3.64 B);
                                      52 PIVs              $1.43 billion   8 other ($584 M)     None             (17)       (39)
                                      33,271 other         $23.54 billion
                                      accounts
                 ------------------------------------------------------------------------------
                 Giulio Martini       53 RICs              $23.88 billion  2 RICs ($2.92 B);
                                      94 PIVs              $17.06 billion  2 PIVs ($792 M);
                                      548 other accounts   $58.71 billion  62 other ($6.79 B)
                 -------------------------------------------------------------------------------------------------------------------
                 MONDRIAN:
                 Ormala Krishnan      1 RIC                $363.0 million  None                 None             (8)        (40)
                                      1 PIV                $406.0 million
                                      11 other accounts    $1.08 billion
                 -------------------------------------------------------------------------------------------------------------------
                 TRADEWINDS:
                 Peter Boardman       4 RICs               $1.80 billion
                                      9 PIVs               $906.79 million None                 None             (11)       (41)
                                      41,851 other         $11.98 billion
                                      accounts
                 ---------------------------------------------------------
                 Alberto Jimenez      4 RICs               $1.81 billion
                 Crespo               9 PIVs               $906.79 million
                                      41,848 other         $11.85 billion
                                      accounts
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      COLUMBIA WAM:
Partners
International
Small Cap
                 P. Zachary Egan      2 RICs               $4.30 billion   None                 None             (15)       (37)
                 ---------------------------------------------------------
                 Louis Mendes III     3 RICs               $5.60 billion
                 -------------------------------------------------------------------------------------------------------------------
                 BATTERYMARCH:
                 Adam Petryk          7 RICs               $2.59 billion
                                      18 PIVs              $1.43 billion   None                 None             (18)       (42)
                                      28 other accounts    $4.16 billion
                 ---------------------------------------------------------
                 Charles F. Lovejoy   3 RICs               $1.51 billion
                 --------------------
                 Christopher W. Floyd 11 PIVs              $651.76 million
                                      18 other accounts    $2.03 billion
------------------------------------------------------------------------------------------------------------------------------------
Seligman         Michael Alpert       1 RIC                $97.15 million                       None             (2)        (45)
Frontier                              18 other accounts    $1.44 billion   1 RIC (97.15 M)
                 ---------------------------------------------------------                      -------------
                 Stephen Yost         1 RIC                $97.15 million                       None
                                      16 other accounts    $9.07 billion
------------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 122

                                             Other Accounts Managed (excluding the fund)
                                      ---------------------------------------------------------               Potential
                                                           APPROXIMATE                            Ownership   Conflicts
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       of Fund        of    Structure of
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              Shares     Interest Compensation
------------------------------------------------------------------------------------------------------------------------------------
Seligman Global  Richard M. Parower   3 RICs               $3.40 billion                        $100,001 -
Technology                            5 PIVs               $904.02 million                      $500,000
                                      6 other accounts     $3.39 billion
                 ---------------------------------------------------------                      -------------
                 Paul H. Wick         3 RICs               $3.40 billion                        None
                                      5 PIVs               $904.02 million
                                      5 other accounts     $3.04 billion
                 ---------------------------------------------------------                      -------------
                 Reema D. Shah        3 RICs               $3.40 billion   None                 None             (2)        (36)
                                      5 PIVs               $904.02 million
                                      8 other accounts     $9.11 billion
                 ---------------------------------------------------------                      -------------
                 Ajay Diwan           3 RICs               $3.40 billion                        None
                                      5 PIVs               $904.02 million
                                      7 other accounts     $5.76 billion
                 ---------------------------------------------------------                      -------------
                 Benjamin Lu          1 RIC                $6.11 million                        $0 -
                                      2 PIVs               $41.12 million                       $10,000
                                      1 other account      $0.01 million
------------------------------------------------------------------------------------------------------------------------------------
Threadneedle     THREADNEEDLE:
Asia Pacific
                 Vanessa Donegan      2 PIVs               $2.17 billion   1 other ($156.61 M)  None(g)          (14)       (43)
                                      7 other accounts     $4.16 billion
                 ------------------------------------------------------------------------------
                 Rafael Polatinsky    1 PIV                $201.29 million None
                                      4 other accounts     $20.0 billion
------------------------------------------------------------------------------------------------------------------------------------
Threadneedle     THREADNEEDLE:
Emerging Markets
                 Julian A.S. Thompson 1 RIC                $832.97 million 1 RIC ($832.97 M)                     (14)       (43)
                 --------------------                                      --------------------
                 Jules Mort           4 PIVs               $984.10 million None                 None(g)
                                      2 other accounts     $29.80 million
------------------------------------------------------------------------------------------------------------------------------------
Threadneedle     THREADNEEDLE:
European Equity
                 Rob Jones            3 PIVs               $169.95 million None
                                      1 other accounts     $39.35 million                       None(g)          (14)       (43)
                 ------------------------------------------------------------------------------
                 Dan Ison             4 PIVs               $211.49 million 1 PIV ($86.38 M)
------------------------------------------------------------------------------------------------------------------------------------
Threadneedle     THREADNEEDLE:
Global Equity
                 Stephen Thornber     2 RICs               $28.09 million  None
                                      3 PIVs               $779.53 million
                                      3 other accounts     $411.64 million                      None(g)          (14)       (43)
                 ------------------------------------------------------------------------------
                 Andrew Holliman      2 RICs               $7.50 million   1 RIC, 1 PIV
                                      6 PIVs               $1.63 billion   ($16.2 M)
------------------------------------------------------------------------------------------------------------------------------------
Threadneedle     THREADNEEDLE:
Global Equity
Income
                 Stephen Thornber     2 RICs               $481.64 million 1 RIC ($481.64 M)
                                      3 PIVs               $779.53 million
                                      3 other accounts     $411.64 million                      None(g)          (14)       (43)
                 ------------------------------------------------------------------------------
                 Jeremy Podger        2 RICs               $28.09 million  3 PIVs, 1 other
                                      7 PIV                $144.71 million ($96.2 M)
                                      4 other accounts     $120.63 million
------------------------------------------------------------------------------------------------------------------------------------
Threadneedle     THREADNEEDLE:
Global Extended
Alpha
                 Andrew Holliman      1 RICs               $481.64 million 1 RIC, 1 PIV
                                      6 PIVs               $1.63 billion   ($16.2 M)
                 ------------------------------------------------------------------------------
                 Jeremy Podger        1 RICs               $28.09 million  3 PIVs, 1 other      None(g)          (14)       (43)
                                      7 PIV                $692.70 million ($96.2 M)
                                      4 other accounts     $120.63 million
------------------------------------------------------------------------------------------------------------------------------------
Threadneedle     THREADNEEDLE:
International
Opportunity
                 Alex Lyle            1 RIC                $552.78 million 1 RIC ($552.78 M);
                                      16 PIVs              $1.20 million   1 other ($221.18 M)
                                      30 other accounts    $2.17 billion                        None(g)          (14)       (43)
                 ------------------------------------------------------------------------------
                 Esther Perkins       1 RIC                $552.78 million 1 RIC ($552.78 M)
                                      3 other accounts     $264.31 million
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Catherine Stienstra  5 RICs               $3.30 billion   None                 None             (2)        (27)
Intermediate                          11 other accounts    $6.33 billion
Tax-Exempt
------------------------------------------------------------------------------------------------------------------------------------
RiverSource Mid  John K. Schonberg    2 RICs               $256.55 million 2 RICs               None             (2)        (44)
Cap                                   2 PIVs               $15.93 million  ($256.55 M)
Growth                                3 other accounts     $2.61 million
                 -------------------------------------------------------------------------------------------------------------------
                 Sam Murphy           1 RIC                $246.40 million 1 RIC ($246.4 M)     None           (2),(3)      (44)
                 --------------------
                 Mike Marzolf
------------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 123

                                             Other Accounts Managed (excluding the fund)
                                      ---------------------------------------------------------               Potential
                                                           APPROXIMATE                            Ownership   Conflicts
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       of Fund        of    Structure of
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              Shares     Interest Compensation
------------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax- Catherine Stienstra  5 RICs               $2.77 billion   None                 None             (2)        (28)
Exempt                                11 other accounts    $6.33 billion
Bond
------------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax- Catherine Stienstra  5 RICs               $1.18 billion   None                 None             (2)        (27)
Exempt                                11 other accounts    $6.33 billion
High Income
------------------------------------------------------------------------------------------------------------------------------------




    * RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b) Mr. Bergene has overall accountability for the group that monitors the subadvisers for the funds and for making recommendations to the Boards of Directors on changes to those subadvisers.

(c) Ms. Keeley, who serves as Executive Vice President -- Equity and Fixed Income for RiverSource Investments, and Mr. Truscott, who serves as Chief Investment Officer for RiverSource Investments, oversee the portfolio managers who manage other accounts for RiverSource Investments, including the underlying funds in which the Funds-of-Funds invest, and other accounts managed by RiverSource Investments and its affiliates including institutional assets, proprietary assets and hedge funds.

(d) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

(e)    Wrap accounts have been counted at the sponsor level.

(f) Neither Christopher Davis nor Kenneth Feinberg own any shares of RiverSource Partners Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.

(g) The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.

(h) The portfolio manager began managing the fund after its last fiscal year end; reporting information is as of Oct. 31, 2008.

(i) The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Jan. 31, 2009.

(j) The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of May 31, 2009.


(k) The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Nov. 30, 2009.



(l) The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Sept. 30, 2009.


POTENTIAL CONFLICTS OF INTEREST
(1) RIVERSOURCE: Management of Funds-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

        Management of the portfolios is based on initial asset class guidance provided by the Capital Markets Committee, a group of RiverSource Investments investment professionals, and subsequent allocation determinations by the Asset Allocation Committee and Fund Selection Committee within established guidelines set forth in the prospectus. The Asset Allocation Committee, comprised of portfolio managers Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the three main asset classes (equity, fixed income and cash) and allocation among investment categories within each asset class. The Fund Selection Committee, comprised portfolio managers Bergene, Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the underlying funds. These allocation determinations are reviewed by the Asset Allocation Committee and Fund Selection Committee at least quarterly.

        Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include

        - The portfolio managers of the underlying funds are under the supervision of portfolio managers Keeley and Truscott. Keeley and Truscott may have influence over the management of the underlying funds through their supervision of the underlying funds' portfolio managers and/or through their ability, as part of the Asset Allocation Committee and Fund Selection Committee, to influence the allocation of funds-of-funds assets to or away from the underlying funds.

        - Portfolio managers Joy, Keeley and Truscott also serve as members of the Capital Markets Committee. As described above, the Capital Markets Committee provides initial guidance with respect to asset allocation, and its view may play a significant role in the asset class determinations made by the Asset Allocation Committee and, as a result, in the underlying fund determinations made by the Fund Selection Committee.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(2) RIVERSOURCE: RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to


Statement of Additional Information - Dec. 30, 2009                     Page 124
        the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

        RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(3) RIVERSOURCE: The portfolio manager's responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(4) TURNER: As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV,
        Part II for a description of some of its policies and procedures in this regard.

(5) MDTA: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

(6) RIVERSOURCE: Management of the Income Builder and Retirement Plus Funds-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

        Management of the portfolios is based on proprietary, quantitative techniques and qualitative review of the quantitative output. Using these methodologies, a group of RiverSource Investments' investment professionals allocates each fund's assets within and across different asset classes in an effort to achieve the fund's objective of providing a high level of current income and growth of capital. After the initial allocation, the fund will be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the quantitative model establishes allocations for the funds, seeking to achieve each fund's objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

        Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

        - In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder and Retirement Plus Funds-of-Funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

        - RiverSource Investments, LLC and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

        - RiverSource Investments, LLC monitors the performance of the underlying funds and may, from time to time, recommend to the board of directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, RiverSource Investments, LLC may believe that certain funds may benefit


Statement of Additional Information - Dec. 30, 2009                     Page 125
          from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(7) AMERICAN CENTURY: Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

        Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

        For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

        American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

        Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(8) MONDRIAN: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian's own interests or those of its employees and directors:

        Allocation of aggregated trades
        Mondrian may from time to time aggregate trades for a number of its clients.

        Mondrian's policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating


Statement of Additional Information - Dec. 30, 2009                     Page 126
        accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

        Allocation of investment opportunities
        Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

        Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

        All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

        See also "Side-by-side management of hedge funds" below.

        Allocation of IPO opportunities
        Initial Public Offerings ("IPO's") present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.

        Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

        Dealing in investments as principal in connections with the provision of seed capital
        A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

        Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

        Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

        Directorships and external arrangements
        Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients.

        Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.

        The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual's responsibilities to Mondrian clients.

        Dual agency
        Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

        Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

        Employee personal account dealing
        There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.

        Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.

        Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.



Statement of Additional Information - Dec. 30, 2009                     Page 127

        Gifts and entertainment (received)
        In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

        Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of L100 require pre-approval).

        All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

        Gifts and entertainment (given)
        In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

        Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of L200 require pre-approval).

        All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

        Performance fees
        Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.

        Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.

        The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

        Side-by-side management of hedge funds (Mondrian Alpha Funds)
        Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio.

        Mondrian acts as investment manager for two Fixed Income Alpha and one Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients.

        Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

        Soft dollar arrangements
        Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met.

        As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client's portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.

        Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.

        With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

(9) DAVIS: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

        - The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.



Statement of Additional Information - Dec. 30, 2009                     Page 128

        - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

        - With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

        - Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(10) DONALD SMITH: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

        Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

        Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.


(11) TRADEWINDS: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with several potential conflicts, which is not intended to be an exhaustive list:


        - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

        - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating portfolio transactions across multiple accounts.

        - With respect to many of its clients' accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.


        - Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.


        Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(12) BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and


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        independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(13) METWEST: Certain conflicts of interest may arise in connection with the management of multiple portfolios and investment strategies. Potential conflicts include the allocation of investment opportunities across client accounts and the allocation of similar investments across different strategies. MetWest Capital has adopted policies and procedures designed to minimize the effects of these conflicts.

        Responsibility for managing MetWest Capital client portfolios is organized according to investment strategy. All accounts in each strategy are managed to a model portfolio, as specified by the investment team. The investment team implements the model consistently across client portfolios. Consequently, position sizes and industry and sector allocations are similar across our clients' portfolios. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For such a portfolio, the investment team determines the position(s) that comply with client requirements. This process minimizes the potential for conflicts of interest.

        MetWest Capital's allocation policy allocates all investment opportunities among clients in the fairest possible way, taking into account clients' best interests. We have adopted policies and procedures designed to ensure that allocations do not involve a practice of favoring or disfavoring any strategy, client or group of clients. Account and strategy performance is never a factor in trade allocations. When necessary, we address known conflicts of interests in our trading practices by disclosure to clients and/or in our Form ADV or other appropriate action.

        The decision to buy or sell a position in the model portfolio is based on the direction of the investment team. Once the decision is made, traders prepare the trade "blocks." All participating strategies and client portfolios (those without pending cash flows or prohibited transactions) are block-traded together, typically grouped either by custodian or trade broker according to best-execution practices. Orders are placed to ensure random fills so that no one strategy, client or group of clients is favored or disfavored on a systematic basis.

        Each portfolio/relationship manager is responsible for reviewing the blocks and implementing all buy and sell orders for his/her accounts, taking into consideration client-specific factors. A committee, comprised of the Chief Investment Officer and portfolio/relationship managers, reviews trade reports for all accounts on a daily basis.

(14) THREADNEEDLE: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager's responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

        Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.


(15) COLUMBIA WAM: Like other investment professionals with multiple clients, a Fund's portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor (Columbia Wanger Asset Management) and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.


        The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), if any, may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

        Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor's Code of Ethics and certain limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.



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        A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

        A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager's decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

        A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

        "Cross trades," in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

        Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account's objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager's investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager's purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

        A Fund's portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor's portfolio managers are subject are essentially the same as or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates.


(16) PRINCIPAL GLOBAL: Principal Global Investors provides investment advisory services to numerous clients other than the Fund. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because the subadviser may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, a subadviser may be required to consider an individual client's existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund's portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which a subadviser purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the subadviser desires to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.



        Personal Trading:


        Access Persons of Principal Global Investors, as defined in Principal Global Investors' Code of Ethics, may buy and sell for themselves securities of issuers that Principal Global Investors also trades for its clients, so long as those purchases and sales are conducted in accordance with the Code of Ethics. To avoid conflicts of interest with clients, the Code of Ethics provides for the maintenance of a master securities list that includes all securities then traded by Principal Global Investors for purchase or sale on behalf of clients. Access Persons are required to make inquiry before



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        completing a personal securities transaction to determine whether the proposed transaction conforms to the Code of Ethics. Each calendar quarter, personnel complete a report of personal securities transaction. These reports are reviewed each quarter to determine whether anyone completing such a report has purchased or sold a security in a manner not in accordance with the Code of Ethics.



        Allocation of Trades:


        Principal Global Investors acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. If, in carrying out the investment objectives of its clients, occasions arise in which Principal Global Investors deems it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, the Registrant may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or "bunched" basis. The Registrant will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In order to prevent conflicts of interest, Principal Global Investors has a policy and procedures in place to equitably distribute allocations of shares purchased or sold in a "bunched" trade. Principal Global Investors' policy prohibits any allocation of trades in a manner that Principal Global Investors' proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts.


(17) ALLIANCEBERNSTEIN: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

        Employee Personal Trading

        AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.


        Managing Multiple Accounts for Multiple Clients
        AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.



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        Allocating Investment Opportunities
        AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

        AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

        To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(18) BATTERYMARCH: Batterymarch recognizes that actual or potential conflicts may arise in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to any client account.

          Allocation of Limited Investment Opportunities
          If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, each account may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.



          Allocation of Partially-Filled Transactions in Securities
          Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

          Opposite (i.e., Contradictory) Transactions in Securities
          Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

          In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

          Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and


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          portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.



          Selection of Brokers/Dealers
          In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

          Personal Securities Transactions

          Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch's supervised persons, to the extent not prohibited by Batterymarch's Code of Ethics, may buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts.


          Batterymarch employees may also invest in mutual funds that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.


          Clients should understand that these activities may create a conflict of interest between Batterymarch, its supervised persons and its clients. To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in funds managed by Batterymarch).


          Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

          Performance-Based Fee Arrangements
          Batterymarch manages some accounts under performance-based fee arrangements. Batterymarch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an incentive to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest, Batterymarch generally requires portfolio decisions to be made on a product specific basis. Additionally, Batterymarch requires average pricing of all aggregated orders. Lastly, the investment performance on specific accounts is not a factor in determining the portfolio managers' compensation; performance analysis is reviewed on an aggregate product basis.

        Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

        Batterymarch's CCO conducts a review of the firm's potential conflicts of interest and a risk assessment on an annual basis.

(19) SYSTEMATIC: Systematic Financial Management, L.P. (Systematic) is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic's clients. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Funds, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals


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        and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to a Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Funds and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Funds or other accounts. However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interest of its clients.

        During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy, designed to prevent and detect conflicts when they occur. Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

(20) WEDGE: During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE is therefore forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm's conflict to obtain best execution of client transactions versus offsetting the cost of research or enhancing its relationship with a broker for potential future gain. And finally, WEDGE must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts.

        To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

STRUCTURE OF COMPENSATION
(21)    RIVERSOURCE: Portfolio manager compensation is typically comprised of
        (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year, five-year and ten-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.



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(22) RIVERSOURCE: The compensation of RiverSource Investments employees consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management's assessment of the employee's performance relative to individual and business unit goals and objectives. For portfolio managers Joy, Keeley and Truscott, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for funds. In addition, subject to certain vesting requirements, the compensation of portfolio managers Joy, Keeley and Truscott, includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. This program is being discontinued and the final award under this plan covers the three-year period that started in January 2007 and ends in December 2009. RiverSource Investments' portfolio managers are provided with a benefits package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(23)    RIVERSOURCE: Portfolio manager compensation is typically comprised of
        (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. With the exception of Mr. Spitz, the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Mr. Spitz receives a bonus based on management fees on one product and asset retention efforts associated with other products managed by the team. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. One member of the team does not participate in the pool but instead receives a bonus based on management fees on one product and asset retention efforts associated with other products managed by the team. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(24) TURNER: Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

        The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

(25) MDTA: The portfolio managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on experience and performance. For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by MDTA is categorized as reflecting one of several designated "Strategies." The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy's designated benchmark (i.e., with respect to the Fund's Strategy, Russell 2000 Value Index). The portfolio managers are also part of investment teams for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ. The performance of one of the other Strategies (which does not include the Fund in its composite


Statement of Additional Information - Dec. 30, 2009                     Page 136
        performance) represents a significant portion of the calculation. The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting. The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group. As a separate matter, pursuant to the terms of a business acquisition agreement, the portfolio managers may receive additional consideration based on the achievement of specified revenue targets.

        In addition, Daniel Mahr was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of MDTA's senior management.

(26)    RIVERSOURCE: Portfolio manager compensation is typically comprised of
        (i) a base salary, (ii) an annual cash bonus and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(27)    RIVERSOURCE: Portfolio manager compensation is typically comprised of
        (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(28) AMERICAN CENTURY: The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended May 31, 2009, it included the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

        Base Salary
        Portfolio managers receive base pay in the form of a fixed annual salary.

        Bonus
        A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three- year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund's inception date or a portfolio manager's tenure on the fund. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group that is both more stable over the long-term (i.e., has less peer


Statement of Additional Information - Dec. 30, 2009                     Page 137
        turnover) and that more closely represents the fund's true peers based on internal investment mandates. In 2008, American Century Investments began placing increased emphasis on long-term performance and is phasing in five year performance periods.

        Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager's relative levels of responsibility.

        Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Partners Small Cap Equity and Partners Aggressive Growth Funds. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Partners Small Cap Equity Fund is measured relative to the performance of a comparable American Century mutual fund. Performance of Partners Aggressive Growth Fund is not separately considered in determining portfolio manager compensation.

        A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth, U.S. value, international, quantitative or fixed income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

        A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

        Restricted Stock Plans
        Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

        Deferred Compensation Plans
        Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

(29) DAVIS: Kenneth Feinberg's compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

        Christopher Davis's annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(30) SYSTEMATIC: Ron Mushock and Kevin McCreesh are limited partners of the firm and Co-Portfolio Managers for the strategy. As Partners, their compensation consists of a combination of a fixed base salary, and a share of Systematic's profits based upon each Partner's respective individual ownership position in Systematic. Although total compensation is influenced by Systematic's overall profitability and therefore is based in part on the aggregate performance of all of Systematic's portfolios, including the Fund. Compensation is not based on performance of the Fund individually. The Partners are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees. The Portfolio Managers are not compensated based solely on the performance of, or the value of assets held in, the Fund or any other individual portfolio managed by Systematic.


(31) WEDGE: WEDGE's incentive compensation has been structured to reward all professionals for their contribution to the overall growth and profitability of the firm. Compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager. General Partners are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in


Statement of Additional Information - Dec. 30, 2009                     Page 138
        the future. Other investment professionals receive a competitive salary and bonus based on the firm's investment and business success and their specific contribution to that record.

(32) DONALD SMITH: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(33) BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

        The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

(34) METWEST: MetWest Capital's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus, and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan with an employer-matched contribution. A material portion of each such professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

        MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital's investment horizon (typically two to four years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

        Mr. Lisenbee is an owner of MetWest Capital. As such, his compensation consists of a fixed salary and participation in the firm's profits.

(35)    RIVERSOURCE: Portfolio manager compensation is typically comprised of
        (i) a base salary, (ii) an annual cash bonus and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of RiverSource Investments does not have discretion over the size of the bonus pool related to institutional portfolios. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(36)    RIVERSOURCE: Portfolio manager compensation is typically comprised of
        (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts


Statement of Additional Information - Dec. 30, 2009                     Page 139
        managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(37) COLUMBIA WAM: As of December 31, 2008, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management. P. Zachary Egan and Louis J. Mendes each received compensation in the form of salary and incentive compensation. Typically, a high proportion of an analyst's or portfolio manager's bonus is paid in cash with a smaller proportion going into two separate incentive plans. The first plan is a notional investment based on the performance of certain Columbia Funds, including the Columbia Acorn Funds. The second plan consists of Bank of America restricted stock and/or options. For 2008, investments in the second plan were made through a deferred cash program. Both plans vest over three years from the date of issuance. The CWAM total incentive compensation pool, including cash and the two incentive plans, is based on formulas, with investment performance of individual portfolio managers and certain analysts, plus firm-wide investment performance, as primary drivers.

        Analysts and portfolio managers are positioned in a number of compensation tiers based on cumulative performance of the portfolios they manage. Performance of each Fund for purposes of portfolio manager compensation is measured relative to its primary benchmark. One and three year performance periods primarily drive incentive levels. Excellent performance results in advancement to a higher tier until the highest tier is reached. Higher tiers have higher base compensation levels and wider incentive compensation ranges. While cumulative performance places analysts and managers in tiers, current year performance drives changes in incentive compensation levels. Incentive compensation varies by tier, and can range between a fraction of base pay to several times base pay; the objective being to provide very competitive total compensation for high performing analysts and portfolio managers. If a fund's performance declines, the compensation incentives available to its analysts and portfolio manager(s) also declines.




(38) PRINCIPAL GLOBAL: Principal Global Investors offers all employees a competitive total remuneration package which is reviewed on an annual basis to ensure market competitiveness. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). Incentive compensation for equity portfolio managers is derived from a profit pool based and allocated to individuals based on relative investment performance and other subjective factors such as team profitability, individual performance and collaborative efforts. A percentage (75%) of the profit pool is delivered in the form of cash with the balance of the pool (25%) deferred for a 3 year period in the form of co-investment and Principal Financial Group equity. Individual co-investment aligns portfolio managers' deferred compensation with the fund or strategy they manage thereby providing a more aligned interest with their respective client's interests.



        - Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate.



        - Performance versus peers is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).



        - Investment performance incentive payout starts at 66th percentile and reaches 100% at the 25th percentile for the 1, 3, and 5-year periods. 2% of incentive payout is achieved at 66th percentile. No payout is realized if performance is below 67th percentile.



        As a wholly-owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount every six months. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan
        (ESOP) through which they can buy additional company stock.



(39) ALLIANCEBERNSTEIN: AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:



        (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.




Statement of Additional Information - Dec. 30, 2009                     Page 140

       (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.


      (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
            AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded securities, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.


       (iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan:
            The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(40) MONDRIAN: Mondrian has the following programs in place to retain key investment staff:

        1. Competitive Salary -- All investment professionals are remunerated with a competitive base salary.

        2. Profit Sharing Bonus Pool -- All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).


        3. Equity Ownership -- Mondrian is ultimately controlled by a partnership of senior management and Hellman & Friedman LLC, an independent private equity firm. Mondrian is currently 67% owned by its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel. The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.


        Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

        At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

        Compensation Committee

        In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

        Defined Contribution Pension Plan
        All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

        Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(41) TRADEWINDS: Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm's executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.



Statement of Additional Information - Dec. 30, 2009                     Page 141

        Available bonus pool compensation is primarily a function of the firm's overall annual profitability. Individual bonuses are based primarily on the following:

        - Overall performance of client portfolios;

        - Objective review of stock recommendations and the quality of primary research;

        - Subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

        To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

        Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.


(42) BATTERYMARCH: In addition to customary employee benefits (e.g., medical coverage), Batterymarch's compensation for investment professionals includes:


        - competitive base salaries;

        - individual performance-based bonuses based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

        - corporate profit-sharing; and

        - annual contribution to a non-qualified deferred compensation plan that has a cliff-vesting requirement (i.e., they must remain employed with the firm for at least 31 months to receive payment).

        Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is generally not analyzed by any individual client portfolios. Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. Lastly, portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(43) THREADNEEDLE: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan ("EIP") linked to measures of Threadneedle's corporate success. Threadneedle believes this encourages longevity of service.

        The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

        The split of the profit share focuses on three key areas of success:

        - Performance of own funds and research recommendations,

        - Performance of all portfolios in the individual's team,

        - Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

        Consideration of the individual's general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

        - Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

        - Intra-team discussion, stock research and investment insights,

        - Marketing support, including written material and presentations.

        It is important to appreciate that in order to maximize an individual's rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle's investment principles of sharing ideas and effective communication.

(44)    RIVERSOURCE: Portfolio manager compensation is typically comprised of
        (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to


Statement of Additional Information - Dec. 30, 2009                     Page 142
        determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(45)    RIVERSOURCE: Portfolio manager compensation is typically comprised of
        (i) a base salary, (ii) an annual cash bonus and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by the short term (typically one-year) and long-term (typically three-year and five-year) performance of the accounts managed by the portfolio managers, including the fund, in relation to the relevant peer group universe. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.



Statement of Additional Information - Dec. 30, 2009                     Page 143

ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

            TABLE 20. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE


                                                          ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                    ------------------------------------------------------------------------------------------
                                                       $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
FUND                                $0 - 500,000,000    1,000,000,000     3,000,000,000     $12,000,000,000   12,000,000,001 +
------------------------------------------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian
  Equity                                 0.080%            0.075%            0.070%             0.060%             0.050%
RiverSource Absolute Return
  Currency and Income
RiverSource Disciplined
  International Equity
RiverSource Disciplined Small Cap
  Value
RiverSource Emerging Markets Bond
RiverSource Global Bond
RiverSource Partners International
  Select Growth
RiverSource Partners International
  Select Value
RiverSource Partners International
  Small Cap
RiverSource Partners Small Cap
  Equity
RiverSource Partners Small Cap
  Growth
RiverSource Partners Small Cap
  Value
RiverSource Small Company Index
RiverSource Strategic Allocation
Seligman Frontier
Seligman Global Technology
Threadneedle Asia Pacific
Threadneedle Emerging Markets
Threadneedle European Equity
Threadneedle Global Equity
Threadneedle Global Equity Income
Threadneedle Global Extended Alpha
Threadneedle International
  Opportunity
------------------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt        0.070%            0.065%            0.060%             0.050%             0.040%
RiverSource Diversified Bond
RiverSource Floating Rate
RiverSource High Yield Bond
RiverSource Income Opportunities
RiverSource Inflation Protected
RiverSource Intermediate Tax-
  Exempt
RiverSource Limited Duration Bond
RiverSource Minnesota Tax-Exempt
RiverSource New York Tax-Exempt
RiverSource Short Duration U.S.
  Government
RiverSource Strategic Income
  Allocation
RiverSource Tax-Exempt Bond
RiverSource Tax-Exempt High Income
RiverSource U.S. Government
  Mortgage
Seligman California Municipal
  High-Yield




Statement of Additional Information - Dec. 30, 2009                     Page 144

                                                          ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                    ------------------------------------------------------------------------------------------
                                                       $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
FUND                                $0 - 500,000,000    1,000,000,000     3,000,000,000     $12,000,000,000   12,000,000,001 +
------------------------------------------------------------------------------------------------------------------------------
Seligman California Municipal
  Quality
Seligman Minnesota Municipal
Seligman National Municipal
Seligman New York Municipal              0.070%            0.065%            0.060%             0.050%             0.040%
------------------------------------------------------------------------------------------------------------------------------
RiverSource Balanced                     0.060%            0.055%            0.050%             0.040%             0.030%
RiverSource Cash Management
RiverSource Disciplined Equity
RiverSource Disciplined Large Cap
  Growth
RiverSource Disciplined Large Cap
  Value
RiverSource Disciplined Small and
  Mid Cap Equity
RiverSource Diversified Equity
  Income
RiverSource Dividend Opportunity
RiverSource Equity Value
RiverSource Mid Cap Growth
RiverSource Mid Cap Value
RiverSource Partners Aggressive
  Growth
RiverSource Partners Fundamental
  Value
RiverSource Partners Select Value
RiverSource Precious Metals and
  Mining
RiverSource Real Estate
RiverSource S&P 500 Index
RiverSource Recovery and
  Infrastructure
RiverSource Tax-Exempt Money
  Market
Seligman TargETFund 2015
Seligman TargETFund 2025
Seligman TargETFund 2035
Seligman TargETFund 2045
Seligman TargETFund Core
------------------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Basic
  Income                                 0.020%            0.020%            0.020%             0.020%             0.020%
RiverSource Income Builder
  Enhanced Income
RiverSource Income Builder
  Moderate Income
RiverSource Portfolio Builder
  Aggressive
RiverSource Portfolio Builder
  Conservative
RiverSource Portfolio Builder
  Moderate
RiverSource Portfolio Builder
  Moderate Aggressive
RiverSource Portfolio Builder
  Moderate Conservative
RiverSource Portfolio Builder
  Total Equity
RiverSource Retirement Plus 2010
RiverSource Retirement Plus 2015
RiverSource Retirement Plus 2020
RiverSource Retirement Plus 2025
RiverSource Retirement Plus 2030
RiverSource Retirement Plus 2035
RiverSource Retirement Plus 2040
RiverSource Retirement Plus 2045
------------------------------------------------------------------------------------------------------------------------------






Statement of Additional Information - Dec. 30, 2009                     Page 145

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                         TABLE 21. ADMINISTRATIVE FEES

----------------------------------------------------------------------------------------------------------------------------
                                                          ADMINISTRATIVE SERVICES FEES PAID IN:          DAILY RATE
---------------------------------------------------------------------------------------------------      APPLIED TO
FUND                                                       2009             2008            2007        FUND ASSETS
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Basic Income                 $   56,956       $   38,041(a)   $   25,671        0.020%
-----------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Enhanced Income                  54,275           45,848(a)       37,153        0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Moderate Income                 108,149           82,229(a)       58,560        0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Aggressive                    96,644          110,897          86,301        0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Conservative                  36,929           26,665          24,051        0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate                     193,553          183,783         138,034        0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate Aggressive          205,250          223,400         172,602        0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate
  Conservative                                              72,830           62,617          50,763        0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Total Equity                  84,413          101,924          76,312        0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                                  101,230          158,059         153,231        0.060
-----------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index                            446,427          738,676         867,030        0.080
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------
RiverSource Equity Value                                   448,794          680,124         674,042        0.060
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth                      105,946          159,051         173,239        0.080
-----------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining                      64,531           77,686          67,215        0.060
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian Equity                        31,071           13,416(b)          N/A        0.080
-----------------------------------------------------------------------------------------------------------------
RiverSource Recovery and Infrastructure                      4,214(c)           N/A             N/A        0.060
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2010                             2,441            3,623           1,779(d)     0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2015                             4,449            5,483           1,861(d)     0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2020                             4,871            7,572           2,961(d)     0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2025                             5,145            7,280           2,293(d)     0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2030                             5,001            7,160           2,579(d)     0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2035                             3,258            4,249           1,548(d)     0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2040                             2,051            4,915           2,928(d)     0.020
-----------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus 2045                             1,726            1,670             586(d)     0.020
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------
RiverSource High Yield Bond                                722,190        1,069,014       1,259,292        0.066
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth                     232,850          350,088         334,364        0.060
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                     374,303          594,407         645,012        0.060
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Select Value                          172,308          300,721         355,085        0.060
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Equity                      119,853          208,114         267,622        0.080
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value                       277,260          565,329         754,675        0.080
-----------------------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government                 521,265          541,748         623,283        0.069
-----------------------------------------------------------------------------------------------------------------
RiverSource U.S. Government Mortgage                       252,478          285,601         196,713        0.070
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------
RiverSource Dividend Opportunity                           642,082        1,033,158         884,333        0.057
-----------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                                     91,566          132,646         153,117        0.060
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 146

----------------------------------------------------------------------------------------------------------------------------
                                                          ADMINISTRATIVE SERVICES FEES PAID IN:          DAILY RATE
---------------------------------------------------------------------------------------------------      APPLIED TO
FUND                                                       2009             2008            2007        FUND ASSETS
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------
RiverSource Cash Management                             $2,132,989       $2,507,729      $2,141,669        0.051%
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Equity                           1,094,618        1,701,542       1,224,572        0.054
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap Equity            77,180           38,114          24,904        0.060
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value                     34,017           30,592          20,681        0.080
-----------------------------------------------------------------------------------------------------------------
RiverSource Floating Rate                                  253,669          398,924         378,190        0.070
-----------------------------------------------------------------------------------------------------------------
RiverSource Income Opportunities                           219,083          202,872         242,883        0.069
-----------------------------------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities                 515,776          399,972         209,028        0.069
-----------------------------------------------------------------------------------------------------------------
RiverSource Limited Duration Bond                          123,147          115,529         105,993        0.070
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                          113,317          122,235         122,586        0.070
-----------------------------------------------------------------------------------------------------------------
RiverSource Diversified Bond                             2,122,615        2,012,548       1,752,212        0.059
-----------------------------------------------------------------------------------------------------------------
RiverSource Minnesota Tax-Exempt                           212,293          215,249         234,353        0.070
-----------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                             37,590           41,455          47,710        0.070
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------
RiverSource Balanced                                       331,811          519,542         623,784        0.059
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth                   203,583          101,276          11,405(e)     0.059
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value                     69,490              662(f)          N/A        0.060
-----------------------------------------------------------------------------------------------------------------
RiverSource Diversified Equity Income                    1,985,768        3,272,256       3,449,519        0.048
-----------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value                                  946,227        1,335,281       1,196,773        0.054
-----------------------------------------------------------------------------------------------------------------
RiverSource Strategic Allocation                           962,590        1,505,894       1,340,234        0.076
-----------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation                    137,849          115,139          21,493(e)     0.070
------------------------------------------------------------------------------------------------------------
Seligman California Municipal High-Yield*                    7,436              N/A             N/A        0.070
-----------------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality*                       8,837              N/A             N/A        0.070
-----------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal*                               14,896              N/A             N/A        0.070
-----------------------------------------------------------------------------------------------------------------
Seligman National Municipal*                                42,999              N/A             N/A        0.069
-----------------------------------------------------------------------------------------------------------------
Seligman New York Municipal*                                17,197              N/A             N/A        0.070
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015*                                    4,585              N/A             N/A        0.060
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025*                                    5,686              N/A             N/A        0.060
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035*                                    1,661              N/A             N/A        0.060
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045*                                      835              N/A             N/A        0.060
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core*                                   10,074              N/A             N/A        0.060
-----------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2009                     Page 147

----------------------------------------------------------------------------------------------------------------------------
                                                          ADMINISTRATIVE SERVICES FEES PAID IN:          DAILY RATE
---------------------------------------------------------------------------------------------------      APPLIED TO
FUND                                                       2009             2008            2007        FUND ASSETS
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and Income         $  417,444       $  373,454      $   79,761        0.080%
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined International Equity               282,974          549,173         209,295        0.080
-----------------------------------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond                          146,703          131,334          78,549        0.080
-----------------------------------------------------------------------------------------------------------------
RiverSource Global Bond                                    401,109          572,976         388,646        0.080
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners International Select Growth           282,773          511,522         490,174        0.080
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners International Select Value            651,133        1,395,090       1,759,221        0.078
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap                38,884           79,183          92,062        0.080
-----------------------------------------------------------------------------------------------------------------
Seligman Frontier                                           10,073              N/A             N/A        0.030
-----------------------------------------------------------------------------------------------------------------
Seligman Global Technology                                 102,757              N/A             N/A        0.040
-----------------------------------------------------------------------------------------------------------------
Threadneedle Asia Pacific                                  7,807(g)             N/A             N/A        0.080
-----------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                              280,656          498,019         503,279        0.079
-----------------------------------------------------------------------------------------------------------------
Threadneedle European Equity                                50,304           96,107         105,886        0.080
-----------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                                 340,869          549,601         611,621        0.080
-----------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                           16,780            1,528(h)          N/A        0.080
-----------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha                           4,908            1,256(h)          N/A        0.080
-----------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                     281,413          460,205         540,718        0.080
-----------------------------------------------------------------------------------------------------------------
                                                              2008             2007            2006
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                     $   52,367           57,618          74,912        0.070
-----------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth                                 471,791          652,889         946,943        0.060
-----------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Bond                                463,150          525,515         544,894        0.069
-----------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                       1,603,416        1,823,812       2,064,819        0.063
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market                         84,396           73,957          69,922        0.060%
-----------------------------------------------------------------------------------------------------------------




     * Prior to June 15, 2009, and for Seligman National, prior to Aug. 31, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund's management fees as charged by the fund's pervious investment manager.

(a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(d) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.

(e) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

(f) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.


(g) For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.



(h) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.


TRANSFER AGENCY SERVICES

Each fund has a Transfer Agency Agreement with RiverSource Service Corporation (the "transfer agent") located at 734 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the purchase, exchange and redemption or repurchase of the fund's shares.

CLASS A, CLASS B, CLASS C AND CLASS D. For Class A, Class B, Class C and Class D, RiverSource Service Corporation will earn a fee from the fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The fund will pay on the basis of the relative percentage of net assets of each class of shares, first allocating the base fee (equal to Class A shares) across share classes, and then allocating the incremental per share class fee, based on the number of shareholder accounts. The fee varies depending on the investment category of the fund. You can find your fund's investment category in Table 1.



Statement of Additional Information - Dec. 30, 2009                     Page 148

                 BALANCED, EQUITY, FUNDS-OF-FUNDS - EQUITY FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

               Class A        Class B        Class C        Class D
               -------        -------        -------        -------
                $19.50         $20.50         $20.00         $19.50


          FUNDS-OF-FUNDS - FIXED INCOME, STATE TAX-EXEMPT FIXED INCOME,
               TAXABLE FIXED INCOME, TAX-EXEMPT FIXED INCOME FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

                         Class A        Class B        Class C
                         -------        -------        -------
                          $20.50         $21.50         $21.00


                               MONEY MARKET FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows. The fee for RiverSource Tax-Exempt Money Market Fund, which does not have separate classes of shares, is the same as that applicable to Class A:

                    Class A        Class B        Class C
                    -------        -------        -------
                     $22.00         $23.00         $22.50


CLASS E, CLASS R2, CLASS R3, CLASS R4, CLASS R5, CLASS W AND CLASS Y. For Class E, Class R2, Class R3, Class R4, Class R5, Class W and Class Y, RiverSource Service Corporation will earn a fee from the fund, accrued daily and payable monthly, determined by multiplying the average daily net assets of the applicable class by the annual rate shown below:

Class E    Class R2    Class R3    Class R4    Class R5    Class W    Class Y
-------    --------    --------    --------    --------    -------    -------
 0.05%       0.05%       0.05%       0.05%       0.05%      0.20%      0.05%


In addition, an annual closed-account fee of $5.00 per inactive account is charged on a pro rata basis for 12 months from the date the account becomes inactive. The transfer agent also charges an annual fee of $3 per account serviced directly by the fund or its designated agent for Class A, Class B and Class C shares. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds* have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class:

  Class E        Class R2        Class R3        Class R4        Class Y
  -------        --------        --------        --------        -------
   0.15%           0.25%           0.25%           0.25%          0.15%


The fees paid to the transfer agent may be changed by the Board without shareholder approval.

* Currently, not all funds offer classes of shares that are subject to this fee. You can reference Table 8 for the classes of shares your fund offers.

DISTRIBUTION SERVICES

RiverSource Fund Distributors, Inc., an indirect wholly-owned subsidiary of RiverSource Investments, 50611 Ameriprise Financial Center, Minneapolis, MN 55474, serves as the funds' principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. Prior to Oct. 1, 2007, for RiverSource and Threadneedle funds, Ameriprise Financial Services, Inc. also served as principal underwriter and distributor to the funds. Prior to Nov. 7, 2008, for Seligman funds, Seligman Advisors, Inc. also served as principal underwriter and distributor to the funds. The fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other


Statement of Additional Information - Dec. 30, 2009                     Page 149
expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                  TABLE 22. SALES CHARGES PAID TO DISTRIBUTOR

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           AMOUNT RETAINED AFTER PAYING
                                       SALES CHARGES PAID TO DISTRIBUTOR                  COMMISSIONS AND OTHER EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  2009           2008            2007              2009           2008             2007
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder       $     466,216  $     688,587(a)$   1,155,448     $     (21,562) $     (56,086)(a)$       6,089
Basic Income
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Income Builder             296,977        831,981(a)    1,678,918              (533)       176,661(a)       287,006
Enhanced Income
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Income Builder             654,937      1,279,681(a)    2,955,938            77,641         34,001(a)       435,561
Moderate Income
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder        2,081,242      2,848,037       3,260,693           552,795        799,417        1,029,231
Aggressive
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder          528,590        384,348         455,765            16,829          4,989           94,296
Conservative
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder        3,277,766      3,944,827       4,127,743           661,689        702,939        1,084,978
Moderate
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder        4,181,445      5,635,597       6,845,238         1,125,393      1,613,677        2,326,266
Moderate Aggressive
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder          982,012      1,088,559       1,084,727           153,386        140,630          252,979
Moderate Conservative
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder        1,561,130      2,257,735       2,414,356           319,114        471,536          594,766
Total Equity
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                  N/A            N/A             N/A               N/A            N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Small Company Index        365,094        563,878         973,579           317,088        117,897          220,620
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Equity Value               374,068        496,313         928,630            65,246         16,594           86,064
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap         110,096        174,193         265,315            13,222         25,734           52,127
Growth
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals and        159,379        192,503         178,460            55,468         50,572           33,944
Mining
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource 120/20 Contrarian           57,137        149,480(b)          N/A             5,429         46,196(b)           N/A
Equity
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Recovery and               221,190(c)         N/A             N/A            (7,085)(c)        N/A              N/A
Infrastructure
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus              7,536         32,694           2,283(d)          1,465         11,266           (6,048)(d)
2010
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus             17,354         70,298          35,493(d)          5,173         50,360           27,942(d)
2015
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus             26,015         41,850          35,121(d)         12,539         21,519           23,828(d)
2020
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus             21,208         49,187          38,880(d)          7,872         25,003           25,335(d)
2025
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus             19,999         51,530          29,205(d)          9,336         28,063           15,221(d)
2030
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus             14,670         31,469          21,303(d)          6,101         19,162           13,718(d)
2035
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus             17,700         39,332          14,822(d)          8,815         21,208            7,670(d)
2040
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus             16,697         23,890          10,606(d)          6,510         12,087            5,832(d)
2045
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource High Yield Bond            974,983        882,107       1,787,813           108,896         41,174          139,630
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Aggressive        243,591        390,356         359,329            59,181         83,271           63,452
Growth
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners                   494,967        766,263       1,266,023            43,220         58,252          158,689
Fundamental Value
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Select            187,112        314,511         518,110            15,783         25,291           61,797
Value
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap         114,800        184,740         309,112            26,375         48,448           95,646
Equity

-----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 150

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           AMOUNT RETAINED AFTER PAYING
                                       SALES CHARGES PAID TO DISTRIBUTOR                  COMMISSIONS AND OTHER EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  2009           2008            2007              2009           2008             2007
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small Cap   $     287,969  $     607,350   $   1,147,620     $      38,780  $     117,005    $     249,915
Value
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S.        530,165        660,354         962,025           107,433       (152,827)         (85,482)
Government
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource U.S. Government            101,207        136,891         252,402           (70,344)      (116,397)         (67,241)
Mortgage
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Dividend                   798,182      1,648,530       2,653,148            39,934        206,622          266,495
Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                 98,301        211,915         813,437            18,158         63,306          218,298
-----------------------------------------------------------------------------------------------------------------------------------




FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Cash Management            367,743        339,219         437,392           367,712        339,111          423,832
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Equity         261,402        412,821         661,751            67,822         85,890          140,529
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small           24,097         26,228          55,865             7,132          7,923            9,445
and Mid Cap Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small            8,386          6,647          15,644             2,011          1,943            1,960
Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Floating Rate              189,836        380,143       1,282,342            11,806       (174,369)        (554,729)
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Income                     951,690        135,655         320,351           251,745        (11,090)          (6,952)
Opportunities
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Inflation Protected        332,292        407,706         105,703           101,013         51,044           18,732
Securities
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Limited Duration           145,544         92,255         136,687            17,573          9,475           28,890
Bond
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-             92,347         91,928         150,760             9,806          5,945           46,117
Exempt
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified Bond         1,922,949      1,992,222       2,340,251           (92,219)       176,513          419,415
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Minnesota Tax-             406,782        463,447         338,160            84,001         37,217           12,594
Exempt
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt         20,992         29,401          43,518             8,033          8,217            6,984
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Balanced                   189,413        287,586         474,702            39,038         36,359           32,524
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large           69,425         87,685          20,834(e)         15,099         30,621            5,197(e)
  Cap Growth
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large            2,270              0(f)          N/A               566              0(f)           N/A
  Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified Equity       3,383,179      6,331,545       9,553,810           496,151      1,204,186        1,407,616
  Income
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value              954,172      2,444,490       3,538,910           207,568        898,395          862,120
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic                2,055,294      5,371,458       8,570,846           347,495      1,321,113        1,738,063
  Allocation
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income           600,969        400,285         267,319(e)          2,484         28,302           26,129(e)
  Allocation
-----------------------------------------------------------------------------------------------------------------------------------
Seligman California Municipal           37,316         98,702          18,611            36,272         13,104            3,125
  High-Yield
-----------------------------------------------------------------------------------------------------------------------------------

Seligman California Municipal           60,005         37,798          15,149            56,335          5,413            2,159
  Quality
-----------------------------------------------------------------------------------------------------------------------------------

Seligman Minnesota Municipal            66,716         49,497          35,607            55,756          6,427            4,740
-----------------------------------------------------------------------------------------------------------------------------------

Seligman National Municipal            222,346         57,892          18,992           199,904          7,651            3,601
-----------------------------------------------------------------------------------------------------------------------------------

Seligman New York Municipal            166,632         48,724          31,659           157,302          7,550            6,334
-----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015                22,260         77,218         242,913            22,260          9,521           25,977
-----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2025                26,925         79,939         188,122            26,925          9,918           19,976
-----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2035                 3,094         13,483          13,573             2,975          1,677            1,493
-----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2045                 7,658         27,815           7,910             7,508          3,493              791
-----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund Core                24,251        126,638         297,932            24,251         15,617           30,512

-----------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 151

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           AMOUNT RETAINED AFTER PAYING
                                       SALES CHARGES PAID TO DISTRIBUTOR                  COMMISSIONS AND OTHER EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
                                      2009           2008            2007              2009           2008             2007
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return      $     118,256  $     288,047   $      10,519     $      40,664  $      52,383    $       3,448
  Currency and Income
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined                 61,779        168,692         130,761             8,596         36,899           14,894
  International Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Emerging Markets            70,770         41,906          25,743            28,245         10,486            1,421
  Bond
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Global Bond                218,412        391,577         314,002            32,697        118,930          215,442
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners                   213,399        560,302         885,940            43,200        118,125          226,007
  International Select Growth
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners                   580,503      1,584,444       4,085,674            68,413        235,164          641,699
  International Select Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners                    53,930         88,479         164,026            26,245         20,053           19,649
  International Small Cap
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Frontier                        1,357         10,431          25,638               735          1,351            3,856
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Global Technology             221,563        265,528         309,290           184,936        233,685          274,719
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle Asia Pacific(g)               N/A            N/A             N/A               N/A            N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets          558,505        780,872         886,062           140,308     (4,109,358)      (7,004,024)
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle European Equity            68,398        124,828         226,464            19,191         35,391           90,745
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity             361,007        800,774         896,578            60,748        114,011           99,098
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity              38,564         18,558(h)          N/A             7,576          4,340(h)           N/A
Income
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended             8,674          1,795(h)          N/A             3,445            307(h)           N/A
Alpha
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle International             168,431        319,850         501,090            37,276         49,744           56,669
Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
                                      2008           2007            2006              2008           2007             2006
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-           59,348         62,985         115,280              (792)       (10,183)          29,590
Exempt
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth             360,393        608,683       1,388,577            59,123        115,052          346,497
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Bond            319,831        313,115         346,932            64,831        (19,725)          79,024
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High          1,042,555      1,182,244       1,485,792           151,444        181,059          389,650
Income
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money               N/A            N/A             N/A               N/A            N/A              N/A
Market
-----------------------------------------------------------------------------------------------------------------------------------




(a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(d) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.

(e) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

(f) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.


(g) For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.



(h) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.


Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, each fund listed in Table 24. 12b-1 Fees, approved a Plan of Distribution (the "Plan") and entered into an


Statement of Additional Information - Dec. 30, 2009                     Page 152
agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the fund pays the distributor a fee up to actual expenses incurred at an annual rate as follows:

FOR FUNDS OTHER THAN MONEY MARKET FUNDS:
    The fee is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class:

Class A   Class B   Class C   Class D   Class R2   Class R3   Class W
-------   -------   -------   -------   --------   --------   -------
 0.25%     1.00%     1.00%     0.25%      0.50%      0.25%     0.25%


    For Class B and Class C, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. Up to an additional 0.25% of the 1.00% fee is paid to the distributor to reimburse certain expenses incurred in connection with providing services to fund shareholders.

    For Class R2 and Class R3, up to the entire amount of the fee shall be reimbursed for distribution expenses. Of that amount, for Class R2, up to 0.25% of the 0.50% fee may be reimbursed for shareholder servicing expenses.

FOR MONEY MARKET FUNDS:
    The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class. The fee for RiverSource Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A:

Class A   Class B   Class C   Class R2   Class W
-------   -------   -------   --------   -------
 0.10%     0.85%     0.75%      0.50%     0.10%


    For Class B, of the 0.85% fee, up to 0.75% is reimbursed for distribution expenses. Up to an additional 0.10% of the 0.85% fee is paid to the distributor to reimburse certain expenses incurred in connection with providing services to fund shareholders. The distributor has currently agreed not to be reimbursed by the fund for distribution (12b-1) fees equal to 0.10% of the 0.85% fee for Class B and 0.25% for Class R2.

FOR ALL FUNDS:
Distribution and shareholder servicing expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions may compensate their financial advisors with the distribution and shareholder servicing fees paid to them by the distributor. Payments under the Plan are intended to result in an increase in fund assets and thus potentially result in economies of scale and lower costs for all shareholders.

Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material increase to expenses charged under the Class A plan.

Distribution expenses covered under this Plan include commissions to financial intermediaries and expenses related to printing prospectuses and reports used for sales purposes, the preparation, printing and distribution of advertising and sales literature, personnel, travel, office and equipment, and other distribution-related expenses. Shareholder service expenses include costs of establishing and maintaining shareholder accounts and records, assisting with purchase, redemption and exchange requests, arranging for bank wires, monitoring dividend payments from the funds on behalf of shareholders, forwarding certain shareholder communications from funds to shareholders, receiving and responding to inquiries and answering questions regarding the funds, aiding in maintaining the investment of shareholders in the funds and other service-related expenses.

A substantial portion of the expenses are not specifically identified to any one of the funds. The fee is not allocated to any one service (such as advertising, compensation to financial intermediaries, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The Plan must be approved annually by the Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the fund (Independent Directors), if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the distributor.

Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material


Statement of Additional Information - Dec. 30, 2009                     Page 153
amendments to the Plan must be approved by a majority of the Board members, including a majority of the Independent Directors and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of Independent Directors is the responsibility of the other Independent Directors. Independent Directors do not have any direct or indirect financial interest in the operation of the Plan or any related agreement.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                              TABLE 23. 12B-1 FEES

FUND                                CLASS A      CLASS B      CLASS C   CLASS D  CLASS R2  CLASS R3       CLASS W
-------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-------------------------------------------------------------------------------------------------------------------
RiverSource RiverSource          $  593,211   $  362,603     $112,193       N/A       N/A       N/A           N/A
Income Builder Basic Income
-------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder          580,823      278,815      110,421       N/A       N/A       N/A           N/A
Enhanced Income
-------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder        1,158,585      587,094      185,812       N/A       N/A       N/A           N/A
Moderate Income
-------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder       969,765      809,179      142,465       N/A       N/A       N/A           N/A
Aggressive
-------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder       328,254      434,092       99,134       N/A       N/A       N/A           N/A
Conservative
-------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder     1,870,904    1,818,537      374,530       N/A       N/A       N/A           N/A
Moderate
-------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder     2,048,240    1,742,740      319,656       N/A       N/A       N/A           N/A
Moderate Aggressive
-------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder       687,072      724,001      168,921       N/A       N/A       N/A           N/A
Moderate Conservative
-------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder       850,481      691,958      125,500       N/A       N/A       N/A           N/A
Total Equity
-------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index               N/A          N/A          N/A   $91,928       N/A       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
RiverSource Small Company         1,166,038      914,171          N/A       N/A       N/A       N/A           N/A
Index
-------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------------
RiverSource Equity Value          1,688,097      830,333       44,669       N/A   $    18  $    353    $        9
-------------------------------------------------------------------------------------------------------------------
RiverSource Partners Small          160,344      205,641       25,972       N/A        15         8           N/A
Cap Growth
-------------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals         229,611      135,038       20,903       N/A       N/A       N/A           N/A
and Mining
-------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-------------------------------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian        78,294       18,994       10,617       N/A       N/A       N/A           N/A
Equity
-------------------------------------------------------------------------------------------------------------------
RiverSource Recovery and              9,478        3,157        1,947       N/A         9         5           N/A
Infrastructure(a)
-------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus           8,900          N/A          N/A       N/A        18         9           N/A
2010
-------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus          13,407          N/A          N/A       N/A        18         9           N/A
2015
-------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus           8,463          N/A          N/A       N/A        19         9           N/A
2020
-------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus           5,737          N/A          N/A       N/A        20         9           N/A
2025
-------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus           8,216          N/A          N/A       N/A        21        10           N/A
2030
-------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus           3,286          N/A          N/A       N/A        17         9           N/A
2035
-------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus           3,151          N/A          N/A       N/A        18        11           N/A
2040
-------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus           2,870          N/A          N/A       N/A        17         9           N/A
2045
-------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------------

RiverSource High Yield Bond       2,194,454    1,126,604      154,385       N/A        47     1,124        32,692
-------------------------------------------------------------------------------------------------------------------

RiverSource Partners                637,734      400,332       20,799       N/A       367        16           N/A
Aggressive Growth
-------------------------------------------------------------------------------------------------------------------

RiverSource Partners              1,016,187      892,153       98,358       N/A       N/A       N/A           N/A
Fundamental Value
-------------------------------------------------------------------------------------------------------------------

RiverSource Partners Select         524,683      439,515       44,376       N/A       N/A       N/A           N/A
Value
-------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small          326,818      153,089       14,814       N/A       N/A       N/A           N/A
Cap Equity
-------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small          587,080      760,649       67,562       N/A     1,288        28           N/A
Cap Value

-------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 154

FUND                                CLASS A      CLASS B      CLASS C   CLASS D  CLASS R2  CLASS R3       CLASS W
-------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration       $1,393,600   $1,284,921     $111,382       N/A       N/A       N/A    $       11
U.S. Government
-------------------------------------------------------------------------------------------------------------------

RiverSource U.S. Government         213,851      267,370       40,318       N/A       N/A       N/A           N/A
Mortgage
-------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------------
RiverSource Dividend              2,154,545    1,012,961      150,461       N/A   $    18  $      9             8
Opportunity
-------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate             137,477       83,293        9,596       N/A       N/A       N/A             5
-------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------------------------
RiverSource Cash Management       4,078,135      863,598       77,611       N/A       N/A       N/A        50,965
-------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined           1,808,099      231,197       20,366       N/A        14         7     2,229,343
Equity
-------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small        26,259        9,361        2,044       N/A       N/A       N/A       233,585
and Mid Cap Equity
-------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small        24,904        3,242          642       N/A        14         8           N/A
Cap Value
-------------------------------------------------------------------------------------------------------------------
RiverSource Floating Rate           512,870      162,968      144,229       N/A       N/A       N/A             9
-------------------------------------------------------------------------------------------------------------------
RiverSource Income                  468,741      249,052      113,732       N/A       N/A       N/A           N/A
Opportunities
-------------------------------------------------------------------------------------------------------------------
RiverSource Inflation               579,520      348,185      110,716       N/A       N/A       N/A       553,667
Protected Securities
-------------------------------------------------------------------------------------------------------------------
RiverSource Limited Duration        165,150       74,699       23,364       N/A       N/A       N/A            11
Bond
-------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-         388,632       39,496       24,784       N/A       N/A       N/A           N/A
Exempt
-------------------------------------------------------------------------------------------------------------------
RiverSource Diversified Bond      4,876,489    2,344,842      378,881       N/A       135        23     1,433,055
-------------------------------------------------------------------------------------------------------------------
RiverSource Minnesota Tax-          703,042      127,738       92,844       N/A       N/A       N/A           N/A
Exempt
-------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-           124,348       32,203        7,408       N/A       N/A       N/A           N/A
Exempt
-------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------------
RiverSource Balanced              1,240,431      190,901       34,422       N/A        54       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large       285,822       31,420       14,405       N/A        31        16       148,342
Cap Growth
-------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large         2,658          717          132       N/A        33        16       203,257
Cap Value
-------------------------------------------------------------------------------------------------------------------
RiverSource Diversified           7,673,291    4,133,298      654,310       N/A    32,750   224,770             7
Equity Income
-------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value         2,975,723    1,048,865      359,404       N/A    56,692    82,312             7
-------------------------------------------------------------------------------------------------------------------
RiverSource Strategic             2,727,681    1,272,157      456,933       N/A        16         8           N/A
Allocation
-------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income        421,534      206,718       76,158       N/A        23        11           N/A
Allocation
-------------------------------------------------------------------------------------------------------------------
Seligman California Municipal        42,842          N/A       54,350       N/A       N/A       N/A           N/A
High-Yield
-------------------------------------------------------------------------------------------------------------------
Seligman California Municipal        54,798          N/A       34,584       N/A       N/A       N/A           N/A
Quality
-------------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal         99,128          N/A        9,092       N/A       N/A       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Seligman National Municipal         461,232          N/A      105,746       N/A       N/A       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Seligman New York Municipal          99,753          N/A       67,646       N/A       N/A       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015             29,037          N/A      116,119       N/A     7,361       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025             34,200          N/A      114,588       N/A    11,757       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035             10,620          N/A       17,945       N/A     6,060       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045              6,401          N/A        6,705       N/A     3,486       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core             45,600          N/A      289,930       N/A    41,727       N/A           N/A

-------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 155

FUND                                CLASS A      CLASS B      CLASS C   CLASS D  CLASS R2  CLASS R3       CLASS W
-------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return      $  416,349   $   35,353     $ 98,315       N/A       N/A       N/A    $  530,074
Currency and Income
-------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined             115,524       76,758        9,922       N/A   $    15  $      7       530,215
International Equity
-------------------------------------------------------------------------------------------------------------------
RiverSource Emerging Markets         35,486       15,974        3,265       N/A       N/A       N/A       254,174
Bond
-------------------------------------------------------------------------------------------------------------------
RiverSource Global Bond             593,225      367,588       44,351       N/A       N/A       N/A       147,100
-------------------------------------------------------------------------------------------------------------------
RiverSource Partners                414,628      250,377       42,614       N/A       110       N/A           N/A
International Select Growth
-------------------------------------------------------------------------------------------------------------------
RiverSource Partners              1,476,812      892,831      106,186       N/A       N/A       N/A           N/A
International Select Value
-------------------------------------------------------------------------------------------------------------------
RiverSource Partners                 57,422       42,653        4,096       N/A       N/A       N/A           N/A
International Small Cap
-------------------------------------------------------------------------------------------------------------------
Seligman Frontier                    56,264       11,282       86,834       N/A       453         3           N/A
-------------------------------------------------------------------------------------------------------------------
Seligman Global Technology          469,642       85,618      559,118       N/A    15,300         3           N/A
-------------------------------------------------------------------------------------------------------------------
Threadneedle Asia Pacific(b)            N/A          N/A          N/A       N/A       N/A       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets       715,248      302,533       99,973       N/A    13,518       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Threadneedle European Equity        134,391       81,471        9,558       N/A       N/A       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity          884,744      362,565       57,394       N/A       192         8             8
-------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity           38,589       17,080        2,551       N/A        36        18           N/A
Income
-------------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended          5,199        2,820        1,035       N/A        36        18           N/A
Alpha
-------------------------------------------------------------------------------------------------------------------
Threadneedle International          576,787      226,132       30,118       N/A     1,240         8           N/A
Opportunity
-------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-       166,850       57,473       23,235       N/A       N/A       N/A           N/A
Exempt
-------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth        1,589,639      958,780       48,434       N/A       N/A       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Bond       1,613,863      236,766       50,563       N/A       N/A       N/A           N/A
-------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High       6,157,145      713,646      137,909       N/A       N/A       N/A           N/A
Income
-------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money        140,660          N/A          N/A       N/A       N/A       N/A           N/A
Market
-------------------------------------------------------------------------------------------------------------------




(a) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.


(b) For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.




Statement of Additional Information - Dec. 30, 2009                     Page 156

FOR FUNDS WITH CLASS B AND CLASS C SHARES:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed ("unreimbursed expense") for Class B and Class C shares. These amounts are based on the most recent information available as of July 31, 2009 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

                  TABLE 24. UNREIMBURSED DISTRIBUTION EXPENSES

                                                            PERCENTAGE OF               PERCENTAGE OF
                                                                  CLASS B                     CLASS C
FUND                                               CLASS B     NET ASSETS      CLASS C     NET ASSETS
-------------------------------------------------------------------------------------------------------
RiverSource 120/20 Contrarian Equity           $    72,000          4.36%   $   13,000          0.75%
-------------------------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and           158,000          4.78%       36,000          0.38%
Income
-------------------------------------------------------------------------------------------------------
RiverSource Balanced                               761,000          3.81%       30,000          1.00%
-------------------------------------------------------------------------------------------------------

RiverSource California Tax-Exempt                   88,000          2.28%       23,000          0.88%
-------------------------------------------------------------------------------------------------------

RiverSource Cash Management                      7,276,000          7.57%       63,000          0.88%
-------------------------------------------------------------------------------------------------------

RiverSource Disciplined Equity                     700,000          3.40%       25,000          1.19%
-------------------------------------------------------------------------------------------------------

RiverSource Disciplined International Equity       363,000          4.36%       12,000          1.10%
-------------------------------------------------------------------------------------------------------

RiverSource Disciplined Large Cap Growth           180,000          4.56%       12,000          0.71%
-------------------------------------------------------------------------------------------------------

RiverSource Disciplined Large Cap Value              8,000          7.60%            0          0.00%
-------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small and Mid Cap           57,000          4.81%        4,000          1.39%
Equity
-------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small Cap Value             17,000          4.99%        1,000          1.30%
-------------------------------------------------------------------------------------------------------

RiverSource Diversified Bond                     8,045,000          3.24%      228,000          0.48%
-------------------------------------------------------------------------------------------------------

RiverSource Diversified Equity Income           17,469,000          3.98%      692,000          1.00%
-------------------------------------------------------------------------------------------------------

RiverSource Dividend Opportunity                 3,522,000          3.57%      172,000          1.05%
-------------------------------------------------------------------------------------------------------

RiverSource Emerging Markets Bond                   81,000          3.90%       44,000         11.13%
-------------------------------------------------------------------------------------------------------

RiverSource Equity Value                         1,575,000          2.64%       45,000          1.18%
-------------------------------------------------------------------------------------------------------

RiverSource Floating Rate                          928,000          5.64%       89,000          0.57%
-------------------------------------------------------------------------------------------------------

RiverSource Global Bond                          1,158,000          3.12%       52,000          1.15%
-------------------------------------------------------------------------------------------------------

RiverSource High Yield Bond                      3,680,000          3.11%      177,000          0.70%
-------------------------------------------------------------------------------------------------------

RiverSource Income Builder Basic Income          1,815,000          6.12%       58,000          0.55%
-------------------------------------------------------------------------------------------------------

RiverSource Income Builder Enhanced Income       1,252,000          6.25%       50,000          0.59%
-------------------------------------------------------------------------------------------------------

RiverSource Income Builder Moderate Income       2,459,000          5.77%       79,000          0.54%
-------------------------------------------------------------------------------------------------------

RiverSource Income Opportunities                 1,498,000          3.80%      222,000          0.63%
-------------------------------------------------------------------------------------------------------

RiverSource Inflation Protected Securities       1,193,000          3.94%      116,000          1.04%
-------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-Exempt                125,000          2.67%       38,000          0.92%
-------------------------------------------------------------------------------------------------------

RiverSource Limited Duration Bond                  359,000          4.09%       52,000          0.56%
-------------------------------------------------------------------------------------------------------

RiverSource Mid Cap Growth                       1,741,000          2.92%       42,000          0.75%
-------------------------------------------------------------------------------------------------------

RiverSource Mid Cap Value                        4,796,000          4.24%      263,000          0.68%
-------------------------------------------------------------------------------------------------------

RiverSource Minnesota Tax-Exempt                   239,000          1.85%       80,000          0.69%
-------------------------------------------------------------------------------------------------------

RiverSource New York Tax-Exempt                     64,000          1.86%        8,000          0.87%
-------------------------------------------------------------------------------------------------------

RiverSource Partners Aggressive Growth             893,000          2.83%       22,000          1.23%
-------------------------------------------------------------------------------------------------------

RiverSource Partners Fundamental Value           2,620,000          3.73%      106,000          1.23%
-------------------------------------------------------------------------------------------------------

RiverSource Partners International Select          999,000          3.75%       37,000          1.20%
Growth
-------------------------------------------------------------------------------------------------------

RiverSource Partners International Select        3,997,000          4.19%      139,000          1.26%
Value
-------------------------------------------------------------------------------------------------------

RiverSource Partners International Small Cap       222,000          4.69%        5,000          1.13%
-------------------------------------------------------------------------------------------------------

RiverSource Partners Select Value                1,345,000          3.77%       42,000          1.07%
-------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap Equity              482,000          3.89%       20,000          1.44%
-------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap Growth              458,000          3.30%       27,000          1.31%
-------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap Value             2,016,000          3.00%       78,000          1.20%
-------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Aggressive         3,299,000          4.71%      138,000          0.81%

-------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 157

                                                            PERCENTAGE OF               PERCENTAGE OF
                                                                  CLASS B                     CLASS C
FUND                                               CLASS B     NET ASSETS      CLASS C     NET ASSETS
-------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Conservative       2,240,000          4.85%      114,000          0.77%
-------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Moderate           8,145,000          4.69%      359,000          0.74%
-------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Moderate           7,053,000          4.63%      290,000          0.82%
Aggressive
-------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Moderate           3,236,000          4.79%      160,000          0.77%
Conservative
-------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder Total Equity       2,781,000          4.93%      118,000          0.92%
-------------------------------------------------------------------------------------------------------

RiverSource Precious Metals and Mining             408,000          2.76%       15,000          0.57%
-------------------------------------------------------------------------------------------------------

RiverSource Real Estate                            431,000          6.71%       12,000          1.42%
-------------------------------------------------------------------------------------------------------

RiverSource Recovery and Infrastructure            167,000          1.84%       24,000          0.32%
-------------------------------------------------------------------------------------------------------

Seligman Frontier                                   22,000          1.86%    1,326,000         14.03%
-------------------------------------------------------------------------------------------------------

Seligman Global Technology                         105,000          1.50%    4,673,000          7.33%
-------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S. Government       3,971,000          3.71%      113,000          0.87%
-------------------------------------------------------------------------------------------------------

RiverSource Small Company Index                  1,625,000          2.84%          N/A            N/A
-------------------------------------------------------------------------------------------------------

RiverSource Strategic Allocation                 6,846,000          5.19%      367,000          0.79%
-------------------------------------------------------------------------------------------------------

RiverSource Strategic Income Allocation          1,169,000          4.08%       59,000          0.53%
-------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt Bond                        438,000          2.04%       53,000          0.69%
-------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt High Income               1,065,000          2.00%      131,000          0.93%
-------------------------------------------------------------------------------------------------------
RiverSource U.S. Government Mortgage               979,000          4.20%       35,000          0.83%
-------------------------------------------------------------------------------------------------------
Seligman California Municipal High-Yield               N/A            N/A      217,000          3.83%
-------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality                  N/A            N/A      251,000          7.63%
-------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                           N/A            N/A      100,000          8.26%
-------------------------------------------------------------------------------------------------------
Seligman National Municipal                            N/A            N/A      453,000          1.30%
-------------------------------------------------------------------------------------------------------
Seligman New York Municipal                            N/A            N/A      286,000          3.68%
-------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015                               N/A            N/A    1,043,000          8.87%
-------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025                               N/A            N/A    1,096,000          8.80%
-------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035                               N/A            N/A      338,000         14.04%
-------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045                               N/A            N/A      189,000         24.38%
-------------------------------------------------------------------------------------------------------
Seligman TargETFund Core                               N/A            N/A    1,829,000          6.53%
-------------------------------------------------------------------------------------------------------

Threadneedle Emerging Markets                    1,091,000          2.81%       46,000          0.76%
-------------------------------------------------------------------------------------------------------

Threadneedle European Equity                       189,000          1.93%       15,000          1.41%
-------------------------------------------------------------------------------------------------------

Threadneedle Global Equity                       1,466,000          3.61%       63,000          1.27%
-------------------------------------------------------------------------------------------------------

Threadneedle Global Equity Income                  101,000          4.31%        5,000          1.46%
-------------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha                  24,000          7.45%        1,000          0.88%
-------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity             816,000          3.21%       30,000          1.35%
-------------------------------------------------------------------------------------------------------



PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial intermediaries, including payment to affiliated broker-dealers, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the funds. These payments do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.



Statement of Additional Information - Dec. 30, 2009                     Page 158

These payments are typically made pursuant to an agreement between the distributor and the financial intermediary, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges -- fees that a financial intermediary charges its representatives for effecting transactions in the funds. The amount of payment varies by financial intermediary, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial intermediary in addition to such asset-based fees, are considered on a case-by-case basis.

MARKETING AND SALES SUPPORT
Payments may be paid in support of retail, institutional, plan or other fee-based advisory program distribution efforts. These payments are typically made by the distributor in its efforts to advertise to and/or educate the financial intermediary's personnel, including its registered representatives, about the fund. As a result of these payments, the distributor may obtain a higher profile and greater visibility for the fund within the financial intermediary's organization, including placement of the fund on the financial intermediary's preferred or recommended list. The distributor may also obtain greater access to sales meetings, sales representatives, and management representatives of the financial intermediary, including potentially having increased opportunity for fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and their clients and other events sponsored by the financial intermediary.

PROGRAM AND SHAREHOLDER SERVICING
Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial intermediary to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Below is a list of firms that the distributor and its affiliates make payments to for the above described services.

- ACS HR Solutions

- ADP Broker-Dealer, Inc.

- American Century Investment Management, Inc. and American Century Investment Services, Inc.

- Ameriprise Financial Services, Inc./American Enterprise Investment Services, Inc.

- Associated Securities Corp.

- Benefit Plans Administrative Services, Inc. and Community Bank System, Inc.

- Boston Financial Data Services, Inc.

- Charles Schwab Trust Co

- Charles Schwab and Company, Inc.

- Citigroup Global Markets Inc.

- Columbia Management Advisors, LLC and Columbia Management Distributors, Inc.

- Digital Retirement Solutions

- Expertplan

- Fidelity Brokerage Services/National Financial Services

- Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company

- FTJ Fund Choice

- GWFS Equities, Inc. (Fascore)

- Hartford Life Insurance Company

- Hartford Securities Distribution Company, Inc.

- ICMA-RC Services LLC

- ING Institutional Plan Services, LLC

- ING Life Insurance and Annuity

- ING National Trust

- J.P. Morgan Chase Bank, N.A.

- J.P. Morgan Retirement Plan Services, LLC

- John Hancock Life Insurance Co

- John Hancock Life Insurance Co New York

- Lincoln Retirement Services Company LLC

- LPL Financial Corporation

- Massachusetts Mutual Life Insurance Company (Mass Mutual/MML)

- Mercer HR Services, LLC

- Merrill Lynch, Pierce, Fenner & Smith, Inc.

- Mid Atlantic Capital Corp

- Minnesota Life Insurance Company a/k/a Securian

- Morgan Stanley & Co., Inc.

- MSCS Financial Services, LLC (Matrix)

- Mutual Service Corporation



Statement of Additional Information - Dec. 30, 2009                     Page 159

- Nationwide Financial/Nationwide Investment Services Corp

- Newport Retirement Services, Inc.

- NYLife Distributors LLC

- Oppenheimer & Co.  Inc.

- Plan Administrators, Inc.

- Principal Life Insurance Company

- Prudential Insurance Company of America

- Prudential Investment Management Services LLC/Prudential Investments LLC

- Raymond James & Associates and Raymond James Financial Services

- RBC Capital Markets Corporation

- Reliance Trust Company

- The Retirement Plan Company, LLC

- Securities America, Inc.

- Security Trust Company

- Standard Retirement Services, Inc.

- TD Ameritrade Trust Company

- The Princeton Retirement Group and GPC Securities, Inc.

- UBS Financial Services, Inc.

- UVest Financial Services Group, Inc.

- Vanguard Fiduciary Trust Co/The Vanguard Group Inc.

- Vertical Management Systems, Inc.

- Wachovia Retirement Services

- Wachovia Bank NA

- Waterstone Financial Group, Inc.

- Wells Fargo Advisors, LLC

- Wells Fargo Bank N.A.

- Wilmington Trust Company

- Wilmington Trust Retirement and Institutional Services Company

OTHER PAYMENTS
The distributor and its affiliates may separately pay financial intermediaries in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, client and investor events and other financial intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial intermediary.

CUSTODIAN SERVICES

The funds' securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund's custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Director, to provide


Statement of Additional Information - Dec. 30, 2009                     Page 160
office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The funds' headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund's net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the RiverSource and Threadneedle funds have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder's discretion, be voted for a single director. The Seligman funds do not provide for cumulative voting rights.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the "Declaration of Trust"), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.



Statement of Additional Information - Dec. 30, 2009                     Page 161

          TABLE 25. FUND HISTORY TABLE FOR RIVERSOURCE FAMILY OF FUNDS

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE BOND SERIES,         4/29/81, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------
RiverSource Floating Rate                              2/16/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Income                                     6/19/03                                                Yes
  Opportunities Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Inflation                                  3/4/04                                                  No
  Protected Securities Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Limited Duration                           6/19/03                                                Yes
  Bond Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE CALIFORNIA TAX-            4/7/86                    Business Trust       MA       8/31(10)
  EXEMPT TRUST
----------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-                            8/18/86                                                 No
  Exempt Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE DIMENSIONS SERIES,   2/20/68, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small                          5/18/06                                                Yes
  and Mid Cap Equity Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small                          2/16/06                                                Yes
  Cap Value Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED INCOME   6/27/74, 4/8/86(1)                Corporation       NV/MN       8/31
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------
RiverSource Diversified Bond                           10/3/74                                                Yes
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE EQUITY SERIES,       3/18/57, 4/8/86(1)                Corporation       NV/MN       11/30
  INC.
----------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth                             6/4/57                                                 Yes
  Fund(4)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GLOBAL SERIES,            10/28/88                     Corporation        MN         10/31
  INC.
----------------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return                            6/15/06                                                Yes
  Currency and Income Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Emerging Markets                           2/16/06                                                 No
  Bond Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           3/20/89                                                 No
----------------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                         11/13/96                                                Yes
  Fund(4),(5),(11)
----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                             5/29/90                                                Yes
  Fund(5),(6),(11)
----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                             8/1/08                                                 Yes
  Income Fund
----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended                           8/1/08                                                 Yes
  Alpha Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GOVERNMENT INCOME         3/12/85                      Corporation        MN         5/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration                             8/19/85                                                Yes
  U.S. Government Fund(3)
----------------------------------------------------------------------------------------------------------------------
RiverSource U.S. Government                            2/14/02                                                Yes
  Mortgage Fund
----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE GOVERNMENT MONEY          6/29/76          1/31/77     Corporation        MD         12/31        Yes
  MARKET FUND, INC.(17)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE HIGH YIELD INCOME         8/17/83                      Corporation        MN         5/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------
RiverSource High Yield Bond                            12/8/83                                                Yes
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INCOME SERIES,       2/10/45; 4/8/86(1)                Corporation       NV/MN      1/31(7)
  INC.
----------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder                             2/16/06                                                Yes
  Basic Income Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder                             2/16/06                                                Yes
  Enhanced Income Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder                             2/16/06                                                Yes
  Moderate Income Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL              5/9/01                      Corporation        MN         10/31
  MANAGERS SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners                                   9/28/01                                                Yes
  International Select Growth
  Fund(11)
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners                                   9/28/01                                                Yes
  International Select Value
  Fund(11)
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners                                   10/3/02                                                Yes
  International Small Cap
  Fund(11)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL             7/18/84                      Corporation        MN         10/31
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined                                5/18/06                                                Yes
  International Equity Fund
----------------------------------------------------------------------------------------------------------------------
Threadneedle Asia Pacific                              7/15/09                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------
Threadneedle European Equity                           6/26/00                                                Yes
  Fund(5),(11)
----------------------------------------------------------------------------------------------------------------------
Threadneedle International                            11/15/84                                                Yes
  Opportunity Fund(4),(5),(11)

----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 162

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE INVESTMENT SERIES,   1/18/40; 4/8/86(1)                Corporation       NV/MN       9/30
  INC.
----------------------------------------------------------------------------------------------------------------------
RiverSource Balanced Fund(4)                           4/16/40                                                Yes
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large                          5/17/07                                                Yes
  Cap Growth Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large                          8/1/08                                                 Yes
  Cap Value Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Diversified                               10/15/90                                                Yes
  Equity Income Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value                              2/14/02                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP SERIES,    5/21/70, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined                                4/24/03                                                Yes
  Equity Fund(4)
----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE MANAGERS SERIES,          3/20/01                      Corporation        MN         5/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners                                   4/24/03                                                Yes
  Aggressive Growth Fund(11)
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners                                   6/18/01                                                Yes
  Fundamental Value Fund(11)
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Select                            3/8/02                                                 Yes
  Value Fund(11)
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small                             3/8/02                                                 Yes
  Cap Equity Fund(4),(11)
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small                             6/18/01                                                Yes
  Cap Value Fund(11)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MARKET ADVANTAGE          8/25/89                      Corporation        MN         1/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder                          3/4/04                                                 Yes
  Conservative Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder                          3/4/04                                                 Yes
  Moderate Conservative Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder                          3/4/04                                                 Yes
  Moderate Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder                          3/4/04                                                 Yes
  Moderate Aggressive Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder                          3/4/04                                                 Yes
  Aggressive Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder                          3/4/04                                                 Yes
  Total Equity Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                             10/25/99                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Small Company                              8/19/96                                                Yes
  Index Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MONEY MARKET         8/22/75; 4/8/86(1)                Corporation       NV/MN       7/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Cash Management                            10/6/75                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SECTOR SERIES,            3/25/88                      Corporation        MN         6/30
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Dividend                                   8/1/88                                                 Yes
  Opportunity Fund(8)
----------------------------------------------------------------------------------------------------------------------

RiverSource Real Estate Fund                           3/4/04                                                  No
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SELECTED SERIES,          10/5/84                      Corporation        MN         3/31
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals                            4/22/85                                                 No
  and Mining Fund(9)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SERIES TRUST(14)          1/27/06                    Business Trust       MA         4/30
----------------------------------------------------------------------------------------------------------------------

RiverSource 120/20 Contrarian                         10/18/07                                                Yes
  Equity Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Recovery and                               2/19/09                                                 No
  Infrastructure Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Retirement Plus                            5/18/06                                                Yes
  2010 Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                            5/18/06                                                Yes
  2015 Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                            5/18/06                                                Yes
  2020 Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                            5/18/06                                                Yes
  2025 Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                            5/18/06                                                Yes
  2030 Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                            5/18/06                                                Yes
  2035 Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                            5/18/06                                                Yes
  2040 Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                            5/18/06                                                Yes
  2045 Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SHORT TERM           4/23/68, 4/8/86(1)                Corporation       NV/MN       7/31
  INVESTMENTS SERIES, INC.(15)
----------------------------------------------------------------------------------------------------------------------

RiverSource Short-Term Cash                            9/26/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SPECIAL TAX-EXEMPT         4/7/86                    Business Trust       MA       8/31(10)
  SERIES TRUST
----------------------------------------------------------------------------------------------------------------------

RiverSource Minnesota Tax-                             8/18/86                                                 No
  Exempt Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource New York Tax-                              8/18/86                                                 No
  Exempt Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE STRATEGIC                 10/9/84                      Corporation        MN         9/30
  ALLOCATION SERIES, INC.(2)

----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 163

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
RiverSource Strategic                                  1/23/85                                                Yes
  Allocation Fund(4)
----------------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income                           5/17/07                                                Yes
  Allocation Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE STRATEGY SERIES,          1/24/84                      Corporation        MN         3/31
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Equity Value Fund                          5/14/84                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small                             1/24/01                                                Yes
  Cap Growth Fund(11)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT INCOME   12/21/78; 4/8/86(1)                Corporation       NV/MN       11/30
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High                            5/7/79                                                 Yes
  Income Fund(4)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT MONEY     2/29/80, 4/8/86(1)                Corporation       NV/MN       12/31
  MARKET SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt Money                           8/5/80                                                 Yes
  Market Fund(4)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT SERIES,   9/30/76, 4/8/86(1)                Corporation       NV/MN       11/30
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-                         11/13/96                                                Yes
  Exempt Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt Bond                           11/24/76                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE VARIABLE SERIES           9/11/07                    Business Trust       MA         12/31
  TRUST(12)
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Aggressive
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Conservative
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Moderate
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Moderately
  Aggressive
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Moderately
  Conservative
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Variable                          5/1/06                                                 Yes
  Portfolio - Fundamental
  Value Fund(11)
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Variable                          2/4/04                                                 Yes
  Portfolio - Select Value
  Fund(11)
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Variable                          8/14/01                                                Yes
  Portfolio - Small Cap Value
  Fund(11)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   4/30/86                                                Yes
  Portfolio - Balanced Fund(4)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                  10/31/81                                                Yes
  Portfolio - Cash Management
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/10/04                                                Yes
  Portfolio - Core Equity Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                  10/13/81                                                Yes
  Portfolio - Diversified Bond
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/15/99                                                Yes
  Portfolio - Diversified
  Equity Income Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                  10/13/81                                                Yes
  Portfolio - Dynamic Equity
  Fund(5),(16)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/96                                                  No
  Portfolio - Global Bond Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/13/04                                                 No
  Portfolio - Global Inflation
  Protected Securities
  Fund(13)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/96                                                 Yes
  Portfolio - High Yield Bond
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   6/1/04                                                 Yes
  Portfolio - Income
  Opportunities Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/01                                                 Yes
  Portfolio - Mid Cap Growth
  Fund(4)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/2/05                                                 Yes
  Portfolio - Mid Cap Value
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/00                                                 Yes
  Portfolio - S&P 500 Index
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/15/99                                                Yes
  Portfolio - Short Duration
  U.S. Government Fund(3)
----------------------------------------------------------------------------------------------------------------------

Seligman Variable                                      9/15/99                                                Yes
  Portfolio - Growth Fund(16)
----------------------------------------------------------------------------------------------------------------------

Seligman Variable                                      02/4/04                                                Yes
  Portfolio - Larger-Cap Value
  Fund(16)
----------------------------------------------------------------------------------------------------------------------

Seligman Variable                                      9/15/99                                                Yes
  Portfolio - Smaller-Cap
  Value Fund(16)
----------------------------------------------------------------------------------------------------------------------

Threadneedle Variable                                  5/1/00                                                 Yes
  Portfolio - Emerging Markets
  Fund(4),(5),(11)
----------------------------------------------------------------------------------------------------------------------

Threadneedle Variable                                  1/13/92                                                Yes
  Portfolio - International
  Opportunity Fund(4),(5),(11)
----------------------------------------------------------------------------------------------------------------------

SELIGMAN CAPITAL FUND, INC.           10/21/68         10/9/69     Corporation        MD         12/31        Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN COMMUNICATIONS AND           10/8/82          6/23/83     Corporation        MD         12/31        Yes
  INFORMATION FUND, INC.
----------------------------------------------------------------------------------------------------------------------

SELIGMAN FRONTIER FUND, INC.           7/9/84         12/10/84     Corporation        MD         10/31        Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN GLOBAL FUND SERIES,          11/22/91                     Corporation        MD         10/31
  INC.

----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 164

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
Seligman Global Smaller                                9/9/92                                                 Yes
  Companies Fund
----------------------------------------------------------------------------------------------------------------------

Seligman Global Technology                             5/23/94                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

SELIGMAN GROWTH FUND, INC.            1/26/37          4/1/37      Corporation        MD         12/31        Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN LASALLE REAL ESTATE          5/30/03                      Corporation        MD         12/31
  FUND SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global                            12/29/06                                                 No
  Real Estate Fund(17)
----------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly                            7/16/03                                                 No
  Dividend Real Estate
  Fund(17)
----------------------------------------------------------------------------------------------------------------------

SELIGMAN MUNICIPAL FUND                8/8/83                      Corporation        MD         9/30
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

Seligman National Municipal                           12/31/83                                                Yes
  Class
----------------------------------------------------------------------------------------------------------------------

Seligman Minnesota Municipal                          12/30/83                                                 No
  Class
----------------------------------------------------------------------------------------------------------------------

Seligman New York Municipal                            1/3/84                                                  No
  Class
----------------------------------------------------------------------------------------------------------------------

SELIGMAN MUNICIPAL SERIES             7/25/84                    Business Trust       MA         9/30
  TRUST
----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal                         11/20/84                                                 No
  High-Yield Series
----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal                         11/20/84                                                 No
  Quality Series
----------------------------------------------------------------------------------------------------------------------

SELIGMAN PORTFOLIOS, INC.              7/1/87                      Corporation        MD         12/31
----------------------------------------------------------------------------------------------------------------------

Seligman Capital Portfolio                             6/21/88                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Cash Management                               6/21/88                                                Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Common Stock                                  6/21/88                                                Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Communications and                           10/11/94                                                Yes
  Information Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Global Technology                             5/1/96                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman International Growth                          5/3/93                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Investment Grade                              6/21/88                                                Yes
  Fixed Income Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Large-Cap Value                               5/1/98                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Smaller-Cap Value                             5/1/98                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

SELIGMAN TARGETHORIZON ETF             7/6/05                      Corporation        MD         9/30
  PORTFOLIOS, INC.
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015                               10/3/05                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2025                               10/3/05                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2035                               10/2/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2045                               10/2/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund Core                               10/3/05                                                Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN VALUE FUND SERIES,           1/27/97                      Corporation        MD         12/31
  INC.
----------------------------------------------------------------------------------------------------------------------

Seligman Large-Cap Value Fund                          4/25/97                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Smaller-Cap Value                             4/25/97                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------




    * Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names.

   ** If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.

  (1)    Date merged into a Minnesota corporation incorporated on April 8, 1986.

  (2) Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; AXP Tax-Free Money Series, Inc. changed its name to RiverSource Tax-Exempt Money Market Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.

  (3) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio - Bond Fund changed its name to Variable Portfolio - Diversified Bond Fund, Variable Portfolio - Extra Income Fund changed its name to Variable Portfolio - High Yield Bond Fund and Variable Portfolio - Federal Income Fund changed its name to Variable Portfolio - Short Duration U.S. Government Fund.

  (4) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Partners Growth Fund changed its name to Fundamental Growth Fund, Partners International Core Fund changed its name to International Equity Fund, Partners Small Cap Core Fund changed its name to Small Cap Equity Fund, Quantitative Large Cap


Statement of Additional Information - Dec. 30, 2009                     Page 165

         Equity Fund changed its name to Disciplined Equity Fund, Tax-Free Money Fund changed its name to Tax-Exempt Money Market Fund, and Threadneedle International Fund changed its name to International Opportunity Fund. Variable Portfolio - Equity Select Fund changed its name to Variable Portfolio - Mid Cap Growth Fund, Variable Portfolio - Threadneedle Emerging Markets Fund changed its name to Variable Portfolio - Emerging Markets Fund, Variable Portfolio - Threadneedle International Fund changed its name to Variable Portfolio - International Opportunity Fund, and Variable Portfolio - Managed Fund changed its name to Variable Portfolio - Balanced Fund.

  (5) Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund, Variable Portfolio - Capital Resource Fund changed its name to Variable Portfolio - Large Cap Equity Fund, Variable Portfolio - Emerging Markets Fund changed its name to Variable Portfolio - Threadneedle Emerging Markets Fund and Variable Portfolio - International Fund changed its name to Variable Portfolio - Threadneedle International Fund.

  (6) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.

  (7) Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.

  (8) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.

  (9) Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.

 (10) Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.

 (11) Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Opportunity Fund changed its name to Threadneedle International Opportunity Fund; RiverSource International Aggressive Growth Fund changed its name to RiverSource Partners International Select Growth Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource International Small Cap Fund changed its name to RiverSource Partners International Small Cap Fund; RiverSource Aggressive Growth Fund changed its name to RiverSource Partners Aggressive Growth Fund; RiverSource Fundamental Value Fund changed its name to RiverSource Partners Fundamental Value Fund; RiverSource Select Value Fund changed its name to RiverSource Partners Select Value Fund; RiverSource Small Cap Equity Fund changed its name to RiverSource Partners Small Cap Equity Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Small Cap Growth Fund changed its name to RiverSource Partners Small Cap Growth Fund; RiverSource Variable
         Portfolio - Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio - Fundamental Value Fund; RiverSource Variable Portfolio - Select Value Fund changed its name to RiverSource Partners Variable Portfolio - Select Value Fund; and RiverSource Variable Portfolio - Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio - Small Cap Value Fund.

 (12) Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations.

 (13) Effective June 8, 2005, Variable Portfolio - Inflation Protected Securities Fund changed its name to Variable Portfolio - Global Inflation Protected Securities Fund.

 (14) Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.

 (15) Prior to April 21, 2006, RiverSource Short Term Investments Series, Inc. was known as AXP Stock Series, Inc.

 (16) Effective May 1, 2009, RiverSource Variable Portfolio - Growth Fund changed its name to Seligman Variable Portfolio - Growth Fund, RiverSource Variable Portfolio - Large Cap Equity Fund changed its name to RiverSource Variable Portfolio - Dynamic Equity Fund, RiverSource Variable Portfolio - Large Cap Value Fund changed its name to Seligman Variable Portfolio - Larger-Cap Value Fund, and RiverSource Variable Portfolio - Small Cap Advantage Fund changed its name to Seligman Variable Portfolio - Smaller-Cap Value Fund.

 (17) Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.; Seligman LaSalle Global Real Estate Fund changed its name to RiverSource LaSalle Global Real Estate Fund; and Seligman LaSalle Monthly Dividend Real Estate Fund changed its name to RiverSource LaSalle Monthly Dividend Real Estate Fund.



Statement of Additional Information - Dec. 30, 2009                     Page 166

BOARD MEMBERS AND OFFICERS


Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund's Board members. The RiverSource Family of Funds consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Under current Board policy, members may serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.


On Nov. 7, 2008, RiverSource Investments announced the closing of its acquisition of J. & W. Seligman & Co. Incorporated (the "Seligman Acquisition"). In connection with the Seligman Acquisition, Messrs. Leroy C. Richie and John F. Maher, who were members of the Seligman funds' Board prior to Nov. 7, 2008, began service on the Board after the Seligman Acquisition, which resulted in an overall increase from ten directors to twelve for all funds.

                             TABLE 26. BOARD MEMBERS

INDEPENDENT BOARD MEMBERS


                           POSITION HELD
                          WITH FUNDS AND
                             LENGTH OF           PRINCIPAL OCCUPATION                OTHER               COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS           DIRECTORSHIPS          MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member      Chief Justice, Minnesota         None                    Board Governance,
901 S. Marquette Ave.    since 2006        Supreme Court, 1998-2006;                                Compliance,
Minneapolis, MN 55402                      Attorney                                                 Investment Review,
Age 55                                                                                              Audit
----------------------------------------------------------------------------------------------------------------------

Arne H. Carlson          Board member      Chair, RiverSource Family of     None                    Board Governance,
901 S. Marquette Ave.    since 1999        Funds, 1999-2006; former                                 Compliance,
Minneapolis, MN 55402                      Governor of Minnesota                                    Contracts,
Age 75                                                                                              Executive,
                                                                                                    Investment Review
----------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton        Board member      President, Springboard-Partners  None                    Distribution,
901 S. Marquette Ave.    since 2007        in Cross Cultural Leadership                             Investment Review,
Minneapolis, MN 55402                      (consulting company)                                     Audit
Age 55
----------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn        Board member      Trustee Professor of Economics   None                    Board Governance,
901 S. Marquette Ave.    since 2004        and Management, Bentley                                  Contracts,
Minneapolis, MN 55402                      University; former Dean,                                 Investment Review
Age 59                                     McCallum Graduate School of
                                           Business, Bentley University
----------------------------------------------------------------------------------------------------------------------

Anne P. Jones            Board member      Attorney and Consultant          None                    Board Governance,
901 S. Marquette Ave.    since 1985                                                                 Compliance,
Minneapolis, MN 55402                                                                               Executive,
Age 74                                                                                              Investment Review,
                                                                                                    Audit
----------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA     Board member      Former Managing Director,        American Progressive    Distribution,
901 S. Marquette Ave.    since 2005        Shikiar Asset Management         Insurance               Executive,
Minneapolis, MN 55402                                                                               Investment Review,
Age 74                                                                                              Audit
----------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.    Chair of the      President Emeritus and           Valmont Industries,     Board Governance,
901 S. Marquette Ave.    Board since       Professor of Economics,          Inc. (manufactures      Compliance,
Minneapolis, MN 55402    2007, Board       Carleton College                 irrigation systems)     Contracts,
Age 70                   member since                                                               Executive,
                         2002                                                                       Investment Review
----------------------------------------------------------------------------------------------------------------------

John F. Maher            Board member      Retired President and Chief      None                    Distribution,
901 S. Marquette Ave.    since 2008        Executive Officer and former                             Investment Review,
Minneapolis, MN 55402                      Director, Great Western                                  Audit
Age 66                                     Financial Corporation
                                           (financial services), 1986-1997

----------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 167

                           POSITION HELD
                          WITH FUNDS AND
                             LENGTH OF           PRINCIPAL OCCUPATION                OTHER               COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS           DIRECTORSHIPS          MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member      Director, Enterprise Asset       None                    Board Governance,
901 S. Marquette Ave.    since 2004        Management, Inc. (private real                           Compliance,
Minneapolis, MN 55402                      estate and asset management                              Contracts,
Age 57                                     company)                                                 Executive,
                                                                                                    Investment Review
----------------------------------------------------------------------------------------------------------------------

Leroy C. Richie          Board member      Counsel, Lewis & Munday, P.C.    Digital Ally, Inc.      Contracts,
901 S. Marquette Ave.    since 2008        since 1987; Vice President and   (digital imaging);      Distribution,
Minneapolis, MN 55402                      General Counsel, Automotive      Infinity, Inc. (oil     Investment Review
Age 68                                     Legal Affairs, Chrysler          and gas exploration
                                           Corporation, 1990-1997           and production); OGE
                                                                            Energy Corp. (energy
                                                                            and energy services)
----------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby     Board member      Chief Executive Officer and      Idera Pharmaceuticals,  Contracts,
901 S. Marquette Ave.    since 2002        Director, RiboNovix, Inc. since  Inc. (biotechnology);   Distribution,
Minneapolis, MN 55402                      2003 (biotechnology); former     Healthways, Inc.        Executive,
Age 65                                     President, Forester Biotech      (health management      Investment Review
                                                                            programs)
----------------------------------------------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF               PRINCIPAL OCCUPATION                                   COMMITTEE
       NAME, ADDRESS, AGE              SERVICE               DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS   MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
William F. Truscott               Board member      President - U.S. Asset Management and     None                 None
53600 Ameriprise Financial        since 2001, Vice  Chief Investment Officer, Ameriprise
Center                            President since   Financial, Inc. since 2005; President,
Minneapolis, MN 55474             2002              Chairman of the Board and Chief
Age 49                                              Investment Officer, RiverSource
                                                    Investments, LLC since 2001; Director,
                                                    President and Chief Executive Officer,
                                                    Ameriprise Certificate Company since
                                                    2006; Chairman of the Board and Chief
                                                    Executive Officer, RiverSource
                                                    Distributors, Inc. since 2006 and of
                                                    RiverSource Fund Distributors, Inc.
                                                    since 2008; and Senior Vice
                                                    President - Chief Investment Officer,
                                                    Ameriprise Financial, Inc., 2001-2005
--------------------------------------------------------------------------------------------------------------------------------



    * Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the funds' other officers are:

                            TABLE 27. FUND OFFICERS

                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF                  PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
Patrick T. Bannigan               President since   Director and Senior Vice President - Asset
172 Ameriprise Financial Center   2006              Management, Products and Marketing,
Minneapolis, MN 55474                               RiverSource Investments, LLC and Director and
Age 44                                              Vice President - Asset Management, Products
                                                    and Marketing, RiverSource Distributors, Inc.
                                                    since 2006 and of RiverSource Fund
                                                    Distributors, Inc. since 2008; Managing
                                                    Director and Global Head of Product, Morgan
                                                    Stanley Investment Management, 2004-2006;
                                                    President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 168

                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF                  PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------

Michelle M. Keeley                Vice President    Executive Vice President - Equity and Fixed
172 Ameriprise Financial Center   since 2004        Income, Ameriprise Financial, Inc. and
Minneapolis, MN 55474                               RiverSource Investments, LLC since 2006; Vice
Age 45                                              President - Investments, Ameriprise
                                                    Certificate Company since 2003; Senior Vice
                                                    President - Fixed Income, Ameriprise
                                                    Financial, Inc., 2002-2006 and RiverSource
                                                    Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------


Amy K. Johnson                    Vice President    Chief Administrative Officer, RiverSource
5228 Ameriprise Financial Center  since 2006        Investments, LLC since 2009; Vice
Minneapolis, MN 55474                               President - Asset Management and Trust Company
Age 44                                              Services, RiverSource Investments, LLC, 2006-
                                                    2009; Vice President - Operations and
                                                    Compliance, RiverSource Investments, LLC,
                                                    2004-2006; Director of Product
                                                    Development - Mutual Funds, Ameriprise
                                                    Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------


Jeffrey P. Fox                    Treasurer since   Vice President - Investment Accounting,
105 Ameriprise Financial Center   2002              Ameriprise Financial, Inc. since 2002; Chief
Minneapolis, MN 55474                               Financial Officer, RiverSource Distributors,
Age 54                                              Inc. since 2006 and of RiverSource Fund
                                                    Distributors, Inc. since 2008
--------------------------------------------------------------------------------------------------


Scott R. Plummer                  Vice President,   Vice President and Chief Counsel - Asset
5228 Ameriprise Financial Center  General Counsel   Management, Ameriprise Financial, Inc. since
Minneapolis, MN 55474             and Secretary     2005; Chief Counsel, RiverSource Distributors,
Age 50                            since 2006        Inc. and Chief Legal Officer and Assistant
                                                    Secretary, RiverSource Investments, LLC since
                                                    2006; Chief Counsel, RiverSource Fund
                                                    Distributors, Inc. since 2008; Vice President,
                                                    General Counsel and Secretary, Ameriprise
                                                    Certificate Company since 2005; Vice
                                                    President - Asset Management Compliance,
                                                    Ameriprise Financial, Inc., 2004-2005; Senior
                                                    Vice President and Chief Compliance Officer,
                                                    USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------


Eleanor T.M. Hoagland             Chief Compliance  Chief Compliance Officer, RiverSource
100 Park Avenue                   Officer since     Investments, LLC, Ameriprise Certificate
New York, NY 10010                2009              Company and RiverSource Service Corporation
Age 58                                              since 2009; Chief Compliance Officer for each
                                                    of the Seligman funds since 2004; Anti Money
                                                    Laundering Prevention Officer and Identity
                                                    Theft Prevention Officer for each of the
                                                    Seligman funds, 2008-2009; Managing Director,
                                                    J. & W. Seligman & Co. Incorporated and Vice-
                                                    President for each of the Seligman funds,
                                                    2004-2008.
--------------------------------------------------------------------------------------------------

Neysa M. Alecu                    Money Laundering  Vice President - Compliance, Ameriprise
2934 Ameriprise Financial Center  Prevention        Financial, Inc. since 2008; Anti-Money
Minneapolis, MN 55474             Officer since     Laundering Officer, Ameriprise Financial, Inc.
Age 45                            2004              since 2004; Compliance Director, Ameriprise
                                                    Financial, Inc., 2004-2008.
--------------------------------------------------------------------------------------------------




RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT
The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

COMMITTEES OF THE BOARD
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors (persons who are not "interested persons" of the fund as that term is defined in the 1940 Act. The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.



Statement of Additional Information - Dec. 30, 2009                     Page 169

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Directors and the investment manager between Board meetings in respect of general matters.

BOARD GOVERNANCE COMMITTEE -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters. The committee also reviews candidates for Board membership, including candidates recommended by shareholders.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate's ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

COMPLIANCE COMMITTEE -- Supports the funds' maintenance of a strong compliance program by providing a forum for Independent Directors to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the funds' Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the funds' CCO to meet with Independent Directors on a regular basis to discuss compliance matters.

CONTRACTS COMMITTEE -- Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

DISTRIBUTION COMMITTEE -- Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate.

EXECUTIVE COMMITTEE -- Acts for the Board between meetings of the Board.

INVESTMENT REVIEW COMMITTEE -- Reviews and oversees the management of the funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

AUDIT COMMITTEE -- Oversees the accounting and financial reporting processes of the funds and internal controls over financial reporting. Oversees the quality and integrity of the funds' financial statements and independent audits as well as the funds' compliance with legal and regulatory requirements relating to the funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the funds' independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.



Statement of Additional Information - Dec. 30, 2009                     Page 170

This table shows the number of times the committees met during each fund's most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 28. COMMITTEE MEETINGS


                                        BOARD                                                     INVESTMENT
                                     GOVERNANCE  COMPLIANCE  CONTRACTS   DISTRIBUTION  EXECUTIVE    REVIEW      AUDIT
FISCAL PERIOD                         COMMITTEE   COMMITTEE  COMMITTEE    COMMITTEE    COMMITTEE   COMMITTEE  COMMITTEE
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending       5           5          6            3            3           5          5
January 31
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending       5           5          6            3            3           6          6
March 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            4            4           6          6
April 30
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            4            4           6          6
May 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            4            4           6          6
June 30
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            4            4           6          6
July 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            4            4           6          6
August 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            4            4           6          6
September 30
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            4            3           6          6
October 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       6           5          6            3            2           5          5
November 30
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending       5           5          6            3            3           5          5
December 31
-----------------------------------------------------------------------------------------------------------------------






Statement of Additional Information - Dec. 30, 2009                     Page 171

BOARD MEMBER HOLDINGS

The following table shows the Board members' dollar range of equity securities beneficially owned on Dec. 31, 2008 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all funds overseen by the Board members.

                         TABLE 29. BOARD MEMBER HOLDINGS

Based on net asset values as of Dec. 31, 2008:

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                             OF SHARES OWNED
                                                                             DOLLAR RANGE OF SHARES        IN THE RIVERSOURCE
        BOARD MEMBER         FUND                                              OWNED IN THE FUND             FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz               RiverSource Absolute Return Currency and     $10,001-$50,000                     Over $100,000
                             Income
                             ------------------------------------------------------------------------
                             RiverSource Dividend Opportunity             Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $0-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource Partners Small Cap Growth        $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Partners Small Cap Value         $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Precious Metals and Mining       $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Real Estate                      $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Select Municipal                    $0-$10,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Allocation             Over $100,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle International Opportunity       $50,001-$100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000
---------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson              RiverSource Cash Management                  $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Disciplined Equity               $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Disciplined International        $10,001-$50,000
                             Equity
                             ------------------------------------------------------------------------
                             RiverSource Dividend Opportunity             $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $0-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    $0-$10,000
                             Value
                             ------------------------------------------------------------------------
                             RiverSource Portfolio Builder Moderate       $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman Select Municipal                    $0-$10,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Allocation             $10,001-$50,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000

---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 172

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                             OF SHARES OWNED
                                                                             DOLLAR RANGE OF SHARES        IN THE RIVERSOURCE
        BOARD MEMBER         FUND                                              OWNED IN THE FUND             FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
Pamela G. Carlton            RiverSource Absolute Return Currency and     $0-$10,000                        $50,001-$100,000
                             Income
                             ------------------------------------------------------------------------
                             RiverSource Diversified Equity Income        $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $0-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource Short Duration U.S. Government   $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman Select Municipal                    $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity                   $0-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000
---------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn            RiverSource Growth*                          $10,001-$50,000                    Over $100,000**
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $0-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource Portfolio Builder Moderate       $50,001-$100,000
                             Aggressive*
                             ------------------------------------------------------------------------
                             Seligman Select Municipal                    $0-$10,000
                             ------------------------------------------------------------------------
                             Strategic Allocation*                        Over $100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones                RiverSource Disciplined Equity               $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Diversified Bond                 $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Diversified Equity Income        $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Global Bond                      Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Growth Fund                      $0-$10,000
                             ------------------------------------------------------------------------
                             RiverSource High Yield Bond                  Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $0-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Seligman Select Municipal                    $0-$10,000
                             ------------------------------------------------------------------------
                             RiverSource Short Duration U.S. Government   Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Small Company Index              Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Allocation             $50,001-$100,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity                   $10,001-$50,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000
---------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind              RiverSource Cash Management                  Over $100,000                       Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $0-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Seligman Select Municipal                    $0-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000

---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 173

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                             OF SHARES OWNED
                                                                             DOLLAR RANGE OF SHARES        IN THE RIVERSOURCE
        BOARD MEMBER         FUND                                              OWNED IN THE FUND             FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.        RiverSource 120/20 Contrarian Equity         $10,001-$50,000                    Over $100,000**
                             ------------------------------------------------------------------------
                             RiverSource Absolute Return Currency and     $10,001-$50,000
                             Income
                             ------------------------------------------------------------------------
                             RiverSource Disciplined Large Cap Growth     $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Diversified Equity Income        Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Dividend Opportunity             $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $0-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource Mid Cap Growth                   $0-$10,000
                             ------------------------------------------------------------------------
                             RiverSource Portfolio Builder Total Equity   $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Allocation             $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Communications and Information      $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Select Municipal                    $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity Income            $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle International Opportunity       $50,001-$100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000

---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 174

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                             OF SHARES OWNED
                                                                             DOLLAR RANGE OF SHARES        IN THE RIVERSOURCE
        BOARD MEMBER         FUND                                              OWNED IN THE FUND             FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
John F. Maher                RiverSource Equity Value                     $0-$10,000                         Over $100,000**
                             ------------------------------------------------------------------------
                             RiverSource LaSalle Global Real Estate       $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $0-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource LaSalle Monthly Dividend Real    $0-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Seligman Capital                             $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Common Stock                        $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Communications and Information      $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Core Fixed Income                   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Emerging Markets                    $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Frontier                            $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Global Growth                       $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Global Smaller Companies            $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Global Technology                   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Growth                              $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman High-Yield                          $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Income and Growth                   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman International Growth                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Large-Cap Value                     $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal                  $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Select Municipal                    $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Smaller-Cap Value                   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman U.S. Government Securities          $0-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia       RiverSource Cash Management                  Over $100,000                      Over $100,000**
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $0-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Seligman Select Municipal                    $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity                   Over $100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000

---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 175

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                             OF SHARES OWNED
                                                                             DOLLAR RANGE OF SHARES        IN THE RIVERSOURCE
        BOARD MEMBER         FUND                                              OWNED IN THE FUND             FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie              RiverSource LaSalle International Real       $0-$10,000                          Over $100,000
                             Estate
                             ------------------------------------------------------------------------
                             Seligman Capital                             $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Common Stock                        $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Communications and Information      $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Core Fixed Income                   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Emerging Markets                    $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Frontier                            $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Global Growth                       $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Global Smaller Companies            $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Global Technology                   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Growth                              $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman High-Yield                          $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Income and Growth                   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman International Growth                $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Large-Cap Value                     $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Michigan Municipal                  $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Select Municipal                    $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Smaller-Cap Value                   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman U.S. Government Securities          $0-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  Over $100,000
---------------------------------------------------------------------------------------------------------------------------------

Alison Taunton Rigby         RiverSource 120/20 Contrarian Equity         $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Absolute Return Currency and     $50,001-$100,000
                             Income
                             ------------------------------------------------------------------------
                             RiverSource Cash Management                  Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Diversified Equity Income        $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Growth Fund                      $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Income Builder Enhanced Income   Over 100,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource Mid Cap Value                    $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    $50,001-$100,000
                             Growth
                             ------------------------------------------------------------------------
                             RiverSource Partners Small Cap Value         $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Allocation             $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman Select Municipal                    $1-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $50,001-$100,000
                             ------------------------------------------------------------------------
                             Tri Continental Corporation                  $1-$10,000

---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 176

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                             OF SHARES OWNED
                                                                             DOLLAR RANGE OF SHARES        IN THE RIVERSOURCE
        BOARD MEMBER         FUND                                              OWNED IN THE FUND             FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
William F. Truscott          RiverSource 120/20 Contrarian Equity         $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Absolute Return Currency and     $50,001-$100,000
                             Income
                             ------------------------------------------------------------------------
                             RiverSource Cash Management                  $0-$10,000
                             ------------------------------------------------------------------------
                             RiverSource Disciplined Equity               Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Disciplined International        Over $100,000
                             Equity
                             ------------------------------------------------------------------------
                             RiverSource Disciplined Small and Mid Cap    $10,001-$50,000
                             Equity
                             ------------------------------------------------------------------------
                             RiverSource Diversified Bond                 Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Dividend Opportunity             Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Emerging Markets Bond            $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Floating Rate                    Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Global Bond                      Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Global Technology                $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Growth                           $50,001- $100,000
                             ------------------------------------------------------------------------
                             RiverSource High Yield Bond                  $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Income Opportunities             $50,001- $100,000
                             ------------------------------------------------------------------------
                             RiverSource Inflation Protected Securities   $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $0-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource Mid Cap Value                    $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    Over $100,000
                             Growth
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    $10,001-$50,000
                             Value
                             ------------------------------------------------------------------------
                             RiverSource Partners Small Cap Equity        Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Portfolio Builder Moderate       $50,001-$100,000
                             Aggressive
                             ------------------------------------------------------------------------
                             RiverSource Retirement Plus 2035             $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Select Municipal                    $0-$10,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Allocation             Over $100,000
                             ------------------------------------------------------------------------
                             Strategic Income Allocation                  Over $100,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity                   Over $100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000
---------------------------------------------------------------------------------------------------------------------------------


    *    Deferred compensation invested in share equivalents:

A. Flynn    RiverSource Growth...................  $10,001-$50,000
            RiverSource Portfolio Builder          $50,001-$100,000
            Moderate Aggressive..................
            RiverSource Strategic Allocation.....  Over $100,000



Statement of Additional Information - Dec. 30, 2009                     Page 177


B. Lewis    RiverSource Absolute Return Currency   $10,001-$50,000
            and Income...........................
            RiverSource Disciplined Large Cap      $10,001-$50,000
            Growth...............................
            RiverSource Diversified Equity         $50,001-$100,000
            Income...............................
            RiverSource Portfolio Builder Total    $10,001-$50,000
            Equity...............................
            Threadneedle Emerging Markets........  $10,001-$50,000
            Threadneedle International             $50,001-$100,000
            Opportunity..........................

C. Maher    RiverSource Equity Value.............  $0-$10,000
            Seligman Capital.....................  $0-$10,000
            Seligman Communications &              $10,001-$50,000
            Information..........................
            Seligman Frontier....................  $10,001-$50,000
            Seligman International Growth........  $0-$10,000
            Seligman Large-Cap Value.............  $10,001-$50,000
            RiverSource LaSalle Global Real        $0-$10,000
            Estate...............................
            Tri-Continental Corporation..........  $10,001-$50,000

D. Paglia   Threadneedle Global Equity...........  Over $100,000


   **    Total includes deferred compensation invested in share equivalents.

This table shows the Board members' dollar range of equity securities beneficially owned on Sept. 30, 2009 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all RiverSource funds overseen by the Board member.

             TABLE 29A. BOARD MEMBER HOLDINGS  -- AS OF QUARTER END

Based on net asset values as of Sept. 30, 2009:

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                             OF SHARES OWNED
                                                                             DOLLAR RANGE OF SHARES        IN THE RIVERSOURCE
        BOARD MEMBER                             FUND                          OWNED IN THE FUND             FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz               RiverSource Absolute Return Currency and     $50,001-$100,000                    Over $100,000
                             Income
                             ------------------------------------------------------------------------
                             RiverSource Dividend Opportunity             Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Income Opportunities Fund        $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Partners Small Cap Growth        $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Partners Small Cap Value         $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Precious Metals and Mining       $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Real Estate                      $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Allocation             Over $100,000
                             ------------------------------------------------------------------------
                             Seligman Communication and Information Fund  $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Fund             $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle International Opportunity       $50,001-$100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000

---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 178

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                             OF SHARES OWNED
                                                                             DOLLAR RANGE OF SHARES        IN THE RIVERSOURCE
        BOARD MEMBER                             FUND                          OWNED IN THE FUND             FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
Arne Carlson                 RiverSource Dividend Opportunity             $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Portfolio Builder Moderate       $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Recovery and Infrastructure      $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Short Duration U.S. Government   $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Communications and Information      $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000
---------------------------------------------------------------------------------------------------------------------------------

Pamela Carlton               RiverSource Absolute Return Currency and     $0-$10,000                         Over $100,000**
                             Income
                             ------------------------------------------------------------------------
                             RiverSource Diversified Equity Income        $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Floating Rate*                   $0-$10,000
                             ------------------------------------------------------------------------
                             RiverSource Short Duration U.S. Government   $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity                   $0-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000
---------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn            RiverSource Portfolio Builder Moderate       $50,001-$100,000                   Over $100,000**
                             Aggressive*
                             ------------------------------------------------------------------------
                             RiverSource Strategic Allocation*            Over $100,000
                             ------------------------------------------------------------------------
                             Seligman Growth*                             $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle International Opportunity*      $0-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $10,001-$50,000

---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 179

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                             OF SHARES OWNED
                                                                             DOLLAR RANGE OF SHARES        IN THE RIVERSOURCE
        BOARD MEMBER                             FUND                          OWNED IN THE FUND             FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                RiverSource Disciplined Equity               $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Diversified Bond                 $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Diversified Equity Income        $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Global Bond                      Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource High Yield Bond                  Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Short Duration U.S. Government   Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Small Company Index              Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Allocation             $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman Growth                              $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity                   $10,001-$50,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000
---------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind              RiverSource 120/20 Contrarian Equity         $50,001-$100,000                    Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Cash Management                  Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Dividend Opportunity             $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $0-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000
---------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.        RiverSource 120/20 Contrarian Equity         $10,001-$50,000                    Over $100,000**
                             ------------------------------------------------------------------------
                             RiverSource Absolute Return Currency and     $10,001-$50,000
                             Income*
                             ------------------------------------------------------------------------
                             RiverSource Disciplined Large Cap Growth*    $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Diversified Bond*                $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Diversified Equity Income*       Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Dividend Opportunity             $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Mid Cap Growth                   $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Allocation             $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Communications and Information*     $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets*               $50,001-$100,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity Income            $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle International Opportunity*      $50,001-$100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000

---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 180

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                             OF SHARES OWNED
                                                                             DOLLAR RANGE OF SHARES        IN THE RIVERSOURCE
        BOARD MEMBER                             FUND                          OWNED IN THE FUND             FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
John F. Maher                RiverSource Diversified Equity Income        $10,001-$50,000                    Over $100,000**
                             ------------------------------------------------------------------------
                             RiverSource Equity Value                     $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Communications and Information*     Over $100,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $0-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia       RiverSource Floating Rate*                   Over $100,000                      Over $100,000**
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $0-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000
---------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie              RiverSource Balanced                         $0-$10,000                          Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Disciplined Equity               $0-$10,000
                             ------------------------------------------------------------------------
                             RiverSource Diversified Bond                 $0-$10,000
                             ------------------------------------------------------------------------
                             RiverSource High Yield Bond                  $0-$10,000
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    $0-$10,000
                             Growth
                             ------------------------------------------------------------------------
                             RiverSource Short Duration U.S. Government   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Capital                             $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Communications and Information      $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Frontier                            $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Global Smaller Companies            $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Global Technology                   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Growth                              $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Large-Cap Value                     $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman Smaller-Cap Value                   $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity                   $0-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  Over $100,000

---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 181

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                             OF SHARES OWNED
                                                                             DOLLAR RANGE OF SHARES        IN THE RIVERSOURCE
        BOARD MEMBER                             FUND                          OWNED IN THE FUND             FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
Alison Taunton Rigby         RiverSource 120/20 Contrarian Equity         $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Absolute Return Currency and     $50,001-$100,000
                             Income
                             ------------------------------------------------------------------------
                             RiverSource Diversified Equity Income        $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Income Builder Enhanced Income   Over 100,000
                             ------------------------------------------------------------------------
                             RiverSource Mid Cap Value                    $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    $50,001-$100,000
                             Growth
                             ------------------------------------------------------------------------
                             RiverSource Partners Small Cap Value         $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Allocation             $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman Communications and Information      $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Growth                              $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $1-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $50,001-$100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000

---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 182

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                             OF SHARES OWNED
                                                                             DOLLAR RANGE OF SHARES        IN THE RIVERSOURCE
        BOARD MEMBER                             FUND                          OWNED IN THE FUND             FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
Ted Truscott                 RiverSource 120/20 Contrarian Equity         $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Absolute Return Currency and     $50,001-$100,000
                             Income
                             ------------------------------------------------------------------------
                             RiverSource Cash Management                  $0-$10,000
                             ------------------------------------------------------------------------
                             RiverSource Disciplined Equity               Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Disciplined International        Over $100,000
                             Equity
                             ------------------------------------------------------------------------
                             RiverSource Disciplined Large Cap Growth     $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Disciplined Large Cap Value      $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Disciplined Small and Mid Cap    $10,001-$50,000
                             Equity
                             ------------------------------------------------------------------------
                             RiverSource Diversified Bond                 Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Diversified Equity Income        $0-$10,000
                             ------------------------------------------------------------------------
                             RiverSource Dividend Opportunity             $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Emerging Markets Bond            $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Global Bond                      Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource High Yield Bond                  Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Income Opportunities             $50,001- $100,000
                             ------------------------------------------------------------------------
                             RiverSource Inflation Protected Securities   $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Limited Duration Bond            Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Mid Cap Value                    $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    Over $100,000
                             Growth
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    $10,001-$50,000
                             Value
                             ------------------------------------------------------------------------
                             RiverSource Partners Small Cap Equity        Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Portfolio Builder Moderate       $50,001-$100,000
                             Aggressive
                             ------------------------------------------------------------------------
                             RiverSource Retirement Plus 2035             $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Allocation             Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Income Allocation      Over $100,000
                             ------------------------------------------------------------------------
                             Seligman Communications and Information      $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Global Technology                   $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Growth                              Over $100,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $0-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity                   Over $100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $0-$10,000
---------------------------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2009                     Page 183

    *    Deferred compensation invested in share equivalents:

A. Carlton   RiverSource Floating Rate............  $0-$10,000
B. Flynn     Seligman Growth......................  $50,001-$100,000
             RiverSource Portfolio Builder          $50,001-$100,000
             Moderate Aggressive..................
             RiverSource Strategic Allocation.....  $50,001-$100,000
             Threadneedle International             $0-$10,000
             Opportunity..........................
C. Lewis     RiverSource Absolute Return Currency   $10,001-$50,000
             and Income...........................
             RiverSource Disciplined Large Cap      $10,001-$50,000
             Growth...............................
             RiverSource Diversified Bond.........  $50,001-$100,000
             RiverSource Diversified Equity         $50,001-$100,000
             Income...............................
             Seligman Communications and            $10,001-$50,000
             Information..........................
             Threadneedle Emerging Markets........  $10,001-$50,000
             Threadneedle International             $50,001-$100,000
             Opportunity..........................
D. Maher     Seligman Communications and            Over $100,000
             Information..........................
E. Paglia    RiverSource Floating Rate............  Over $100,000


   **    Total includes deferred compensation invested in share equivalents.


As of 30 days prior to the date of this SAI, the Board members and officers as a group owned 1.44% of RiverSource Retirement Plus 2035 Fund Class A. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other fund in the RiverSource Family of Funds.




Statement of Additional Information - Dec. 30, 2009                     Page 184

COMPENSATION OF BOARD MEMBERS

TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

                 TABLE 30. BOARD MEMBER COMPENSATION - ALL FUNDS


                                                         TOTAL CASH COMPENSATION FROM
BOARD MEMBER(a)                                           FUNDS PAID TO BOARD MEMBER
----------------------------------------------------------------------------------------------
Kathleen Blatz                                                     $167,500
----------------------------------------------------------------------------------------------
Arne H. Carlson                                                     172,500
----------------------------------------------------------------------------------------------
Pamela G. Carlton                                                   155,000(b)
----------------------------------------------------------------------------------------------
Patricia M. Flynn                                                   160,000(b)
----------------------------------------------------------------------------------------------
Anne P. Jones                                                       167,500
----------------------------------------------------------------------------------------------
Jeffrey Laikind                                                     155,000
----------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                               400,000(b)
----------------------------------------------------------------------------------------------
John F. Maher                                                       132,083(b)
----------------------------------------------------------------------------------------------
Catherine James Paglia                                              172,500(b)
----------------------------------------------------------------------------------------------
Leroy Richie                                                        160,000
----------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                                160,000
----------------------------------------------------------------------------------------------




 (a) Board member compensation is a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board.


 (b) Ms. Carlton, Ms. Flynn, Mr. Lewis, Mr. Maher and Ms. Paglia elected to defer a portion of the total cash compensation payable during the period in the amount of $49,667, $52,625, $60,000, $120,458 and $30,000, respectively. Amount deferred by fund is set forth in Table 31. Additional information regarding the deferred compensation plan is described below.


The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Directors, the Independent Directors take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Directors also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Directors take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the Independent Directors, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2008, independent Board members are paid an annual retainer of $95,000. Committee and sub- committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. In 2008, the Board's Chair will receive total annual cash compensation of $400,000.

The Independent Directors may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more funds in the RiverSource Family of Funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.



Statement of Additional Information - Dec. 30, 2009                     Page 185

COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

           TABLE 31. BOARD MEMBER(a) Compensation -- Individual Funds

                                     AGGREGATE COMPENSATION FROM FUND
                         --------------------------------------------------------
FUND                      BLATZ    CARLSON    CARLTON   FLYNN    JONES    LAIKIND
---------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
---------------------------------------------------------------------------------
RiverSource Income             *          *         *        *        *         *
Builder Basic Income
---------------------------------------------------------------------------------

RiverSource Income             *          *         *        *        *         *
Builder Enhanced Income
---------------------------------------------------------------------------------

RiverSource Income             *          *         *        *        *         *
Builder Moderate Income
---------------------------------------------------------------------------------
RiverSource Portfolio          *          *         *        *        *         *
Builder Aggressive
---------------------------------------------------------------------------------
RiverSource Portfolio          *          *         *        *        *         *
Builder Conservative
---------------------------------------------------------------------------------
RiverSource Portfolio          *          *         *        *        *         *
Builder Moderate
---------------------------------------------------------------------------------

RiverSource Portfolio          *          *         *        *        *         *
Builder Moderate
Aggressive
---------------------------------------------------------------------------------

RiverSource Portfolio          *          *         *        *        *         *
Builder Moderate
Conservative
---------------------------------------------------------------------------------
RiverSource Portfolio          *          *         *        *        *         *
Builder Total Equity
---------------------------------------------------------------------------------
RiverSource S&P 500       $  391     $  398    $  366   $  375   $  391    $  364
Index -- total
Amount deferred                0          0        14      180        0         0
---------------------------------------------------------------------------------
RiverSource Small          1,310      1,331     1,225    1,254    1,310     1,220
Company Index -- total
Amount deferred                0          0        44      604        0         0
---------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------
RiverSource Equity         1,924      1,967     1,800    1,855    1,924     1,787
Value -- total
Amount deferred                0          0       129      860        0         0
---------------------------------------------------------------------------------

RiverSource Partners         329        336       308      317      329       306
Small Cap
Growth -- total
Amount deferred                0          0        21      147        0         0
---------------------------------------------------------------------------------

RiverSource Precious         270        279       254      265      270       251
Metals and
Mining -- total
Amount deferred                0          0        25      119        0         0
---------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------
RiverSource 120/20           100        102        93       96       99        92
Contrarian
Equity -- total
Amount deferred                0          0        10       42        0         0
---------------------------------------------------------------------------------
RiverSource Recovery          29         32        27       30       29        27
and
Infrastructure -- total
Amount deferred                0          0        11        9        0         0
---------------------------------------------------------------------------------
RiverSource Retirement         *          *         *        *        *         *
Plus 2010
---------------------------------------------------------------------------------

RiverSource Retirement         *          *         *        *        *         *
Plus 2015
---------------------------------------------------------------------------------

RiverSource Retirement         *          *         *        *        *         *
Plus 2020
---------------------------------------------------------------------------------

RiverSource Retirement         *          *         *        *        *         *
Plus 2025
---------------------------------------------------------------------------------

RiverSource Retirement         *          *         *        *        *         *
Plus 2030
---------------------------------------------------------------------------------

RiverSource Retirement         *          *         *        *        *         *
Plus 2035
---------------------------------------------------------------------------------

RiverSource Retirement         *          *         *        *        *         *
Plus 2040
---------------------------------------------------------------------------------

RiverSource Retirement         *          *         *        *        *         *
Plus 2045
---------------------------------------------------------------------------------
                                   AGGREGATE COMPENSATION FROM FUND
                         ---------------------------------------------------
                                                                    TAUNTON-
FUND                      LEWIS     MAHER      PAGLIA     RICHIE     RIGBY
----------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------
RiverSource Income             *          *          *          *          *
Builder Basic Income
----------------------------------------------------------------------------

RiverSource Income             *          *          *          *          *
Builder Enhanced Income
----------------------------------------------------------------------------

RiverSource Income             *          *          *          *          *
Builder Moderate Income
----------------------------------------------------------------------------
RiverSource Portfolio          *          *          *          *          *
Builder Aggressive
----------------------------------------------------------------------------
RiverSource Portfolio          *          *          *          *          *
Builder Conservative
----------------------------------------------------------------------------
RiverSource Portfolio          *          *          *          *          *
Builder Moderate
----------------------------------------------------------------------------

RiverSource Portfolio          *          *          *          *          *
Builder Moderate
Aggressive
----------------------------------------------------------------------------

RiverSource Portfolio          *          *          *          *          *
Builder Moderate
Conservative
----------------------------------------------------------------------------
RiverSource Portfolio          *          *          *          *          *
Builder Total Equity
----------------------------------------------------------------------------
RiverSource S&P 500       $  903       $ 58     $  380       $ 90     $  371
Index -- total
Amount deferred              138         36        337          0          0
----------------------------------------------------------------------------
RiverSource Small          3,024        181      1,273        287      1,241
Company Index -- total
Amount deferred              462        111      1,140          0          0
----------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------
RiverSource Equity         4,319        428      1,876        621      1,829
Value -- total
Amount deferred              669        322      1,493          0          0
----------------------------------------------------------------------------

RiverSource Partners         739         70        319        102        312
Small Cap
Growth -- total
Amount deferred              114         53        257          0          0
----------------------------------------------------------------------------

RiverSource Precious         626         81        265        108        260
Metals and
Mining -- total
Amount deferred               98         63        191          0          0
----------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------
RiverSource 120/20           225         31         97         43         95
Contrarian
Equity -- total
Amount deferred               34         26         65          0          0
----------------------------------------------------------------------------
RiverSource Recovery          67         27         32         30         30
and
Infrastructure -- total
Amount deferred               10         27          0          0          0
----------------------------------------------------------------------------
RiverSource Retirement         *          *          *          *          *
Plus 2010
----------------------------------------------------------------------------

RiverSource Retirement         *          *          *          *          *
Plus 2015
----------------------------------------------------------------------------

RiverSource Retirement         *          *          *          *          *
Plus 2020
----------------------------------------------------------------------------

RiverSource Retirement         *          *          *          *          *
Plus 2025
----------------------------------------------------------------------------

RiverSource Retirement         *          *          *          *          *
Plus 2030
----------------------------------------------------------------------------

RiverSource Retirement         *          *          *          *          *
Plus 2035
----------------------------------------------------------------------------

RiverSource Retirement         *          *          *          *          *
Plus 2040
----------------------------------------------------------------------------

RiverSource Retirement         *          *          *          *          *
Plus 2045
----------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2009                     Page 186

                                                                 AGGREGATE COMPENSATION FROM FUND
                                --------------------------------------------------------------------------------------------------
                                                                                                                          TAUNTON-
FUND                             BLATZ   CARLSON  CARLTON   FLYNN    JONES   LAIKIND   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------------------
RiverSource High Yield          $ 2,858  $ 2,939  $ 2,658  $ 2,760  $ 2,858  $ 2,658  $ 6,516   $1,161  $ 2,817   $1,508   $ 2,738
Bond -- total
Amount deferred                       0        0      399    1,153        0        0      990      999    1,609        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners              1,019    1,042      947      978    1,019      947    2,273      338      984      461       971
Aggressive Growth -- total
Amount deferred                       0        0      113      424        0        0      346      282      638        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners              1,679    1,718    1,561    1,613    1,679    1,561    3,739      574    1,635      783     1,600
Fundamental Value -- total
Amount deferred                       0        0      189      697        0        0      569      473    1,054        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Select         757      775      704      728      756      704    1,702      283      739      370       722
Value -- total
Amount deferred                       0        0       94      311        0        0      259      234      454        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap      394      403      367      379      394      367      880      136      383      183       375
Equity -- total
Amount deferred                       0        0       45      164        0        0      134      112      246        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap      913      935      849      878      913      849    2,042      328      891      436       871
Value -- total
Amount deferred                       0        0      109      377        0        0      311      272      559        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Short Duration
U.S. Government -- total          2,066    2,127    1,922    2,003    2,066    1,922    4,646      846    2,069    1,151     1,983
Amount deferred                       0        0      282      838        0        0      709      706    1,201        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource U.S. Government
Mortgage -- total                   959      987      892      929      959      892    2,156      388      956      523       920
Amount deferred                       0        0      129      390        0        0      329      324      559        0         0
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Dividend              3,044    3,122    2,834    2,939    3,044    2,834    6,877    1,442    3,178    1,835     2,913
Opportunity -- total
Amount deferred                       0        0      497    1,193        0        0    1,047    1,241    1,681        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Real                    407      417      380      392      407      380      921      183      423      227       389
Estate -- total
Amount deferred                       0        0       63      161        0        0      140      158      234        0         0
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Cash                 12,299   12,654   11,462   11,931   12,300   11,462   26,969    6,321   12,902    8,362    11,817
Management -- total
Amount deferred                       0        0    2,287    4,694        0        0    4,115    5,468    6,102        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined           5,709    5,852    5,322    5,512    5,709    5,322   12,387    2,781    5,955    3,649     5,464
Equity -- total
Amount deferred                       0        0    1,019    2,194        0        0    1,887    2,415    2,947        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small       383      396      356      373      383      356      865      262      403      319       370
and Mid Cap Equity -- total
Amount deferred                       0        0       98      133        0        0      132      233      118        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small       118      122      109      114      118      110      265       76      123       91       113
Cap Value -- total
Amount deferred                       0        0       29       41        0        0       40       68       39        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Floating              1,003    1,030      934      969    1,003      935    2,213      525    1,045      671       962
Rate -- total
Amount deferred                       0        0      201      375        0        0      336      475      458        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Income                  905      934      843      876      905      843    2,049      600      944      726       871
Opportunities -- total
Amount deferred                       0        0      243      309        0        0      310      562      250        0         0
----------------------------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2009                     Page 187

                                                                 AGGREGATE COMPENSATION FROM FUND
                                --------------------------------------------------------------------------------------------------
                                                                                                                          TAUNTON-
FUND                             BLATZ   CARLSON  CARLTON   FLYNN    JONES   LAIKIND   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Inflation           $ 2,105  $ 2,161  $ 1,961  $ 2,035  $ 2,105  $ 1,961  $ 4,589   $1,054  $ 2,201   $1,390   $ 2,017
Protected Securities -- total
Amount deferred                       0        0      385      805        0        0      700      916    1,062        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Limited Duration        506      519      471      489      506      471    1,112      277      528      359       485
Bond -- total
Amount deferred                       0        0      106      187        0        0      169      248      218        0         0
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-         444      457      412      429      444      412    1,003      263      465      335       426
Exempt -- total
Amount deferred                       0        0       98      161        0        0      153      234      179        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Diversified           9,578    9,858    8,910    9,270    9,578    8,910   21,784    5,758   10,028    7,302     9,191
Bond -- total
Amount deferred                       0        0    2,180    3,449        0        0    3,315    5,171    3,715        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Minnesota Tax-          830      855      772      804      830      772    1,887      502      870      636       797
Exempt -- total
Amount deferred                       0        0      189      299        0        0      287      450      321        0         0
----------------------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-           147      151      137      142      147      137      334       88      154      112       141
Exempt -- total
Amount deferred                       0        0       33       53        0        0       51       79       57        0         0
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Balanced -- total     1,543    1,585    1,436    1,491    1,543    1,436    3,469    1,042    1,614    1,297     1,477
Amount deferred                       0        0      392      534        0        0      529      940      477        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Large       952      977      883      913      952      882    2,194      730      988      850       908
Cap Growth -- total
Amount deferred                       0        0      291      304        0        0      332      691      163        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Large       330      339      305      315      330      305      770      277      341      308       314
Cap Value -- total
Amount deferred                       0        0      116       97        0        0      116      273       18        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Diversified Equity   11,145   11,437   10,376   10,768   11,145   10,376   24,962    7,460   11,656    9,314    10,667
Income -- total
Amount deferred                       0        0    2,800    3,875        0        0    3,806    6,697    3,540        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Mid Cap               4,836    4,960    4,498    4,664    4,836    4,498   10,838    3,287    5,051    4,070     4,622
Value -- total
Amount deferred                       0        0    1,242    1,665        0        0    1,651    2,970    1,461        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Strategic             3,493    3,591    3,253    3,382    3,493    3,253    7,846    2,335    3,661    2,928     3,350
Allocation -- total
Amount deferred                       0        0      873    1,219        0        0    1,197    2,091    1,124        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income        544      559      505      523      544      506    1,238      397      567      475       520
Allocation -- total
Amount deferred                       0        0      155      179        0        0      188      369      123        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman California Municipal        86       89       79       75       86       80      194       74       73       82        82
High-Yield -- total
Amount deferred                       0        0       25       20        0        0       25       68        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman California Municipal       101      105       93       88      101       94      228       87       86       97        97
Quality -- total
Amount deferred                       0        0       30       23        0        0       29       20        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman Minnesota                  170      176      156      148      170      157      382      146      145      162       162
Municipal -- total
Amount deferred                       0        0       50       39        0        0        0      134        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman National                   625      643      582      587      624      582    1,494      528      615      600       600
Municipal -- total
Amount deferred                       0        0      221      171        0        0      216      517        0        0         0
----------------------------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Dec. 30, 2009                     Page 188

                                                                 AGGREGATE COMPENSATION FROM FUND
                                --------------------------------------------------------------------------------------------------
                                                                                                                          TAUNTON-
FUND                             BLATZ   CARLSON  CARLTON   FLYNN    JONES   LAIKIND   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
----------------------------------------------------------------------------------------------------------------------------------
Seligman New York
Municipal -- total               $  187   $  194   $  173   $  165   $  187   $  173   $  425   $  162   $  164   $  179    $  179
Amount deferred                       0        0       57       44        0        0       55      150        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund                  61       62       56       52       61       56      134       52       50       58        58
2015 -- total
Amount deferred                       0        0       17       14        0        0       16       47        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund                  69       71       64       60       69       64      154       59       58       66        66
2025 -- total
Amount deferred                       0        0       20       16        0        0       19       54        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund                  18       19       17       16       19       17       42       16       16       18        18
2035 -- total
Amount deferred                       0        0        0        0        0        0        5       15        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund                  10       10        9        8       10        9       23        9        9       10        10
2045 -- total
Amount deferred                       0        0        3        2        0        0        0        8        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund                 136      140      125      116      136      125      301      116      112      129       129
Core -- total
Amount deferred                       0        0       39       30        0        0       37      105        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return
Currency and Income -- total      1,356    1,410    1,252    1,322    1,356    1,252    3,201    1,017    1,446    1,306     1,306
Amount deferred                       0        0      366      459        0        0      490      891      364        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined
International Equity -- total       908      931      840      873      908      840    2,166      699      951      863       863
Amount deferred                       0        0      260      297        0        0      331      625      206        0         0
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Emerging Markets
Bond -- total                       465      477      430      447      465      430    1,118      363      486      443       442
Amount deferred                       0        0      137      150        0        0      170      330       94        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Global                1,293    1,329    1,196    1,246    1,293    1,196    3,068      970    1,361    1,232     1,232
Bond -- total
Amount deferred                       0        0      361      428        0        0      469      866      318        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners
International Select
Growth -- total                     903      929      836      870      903      836    2,159      703      947      861       861
Amount deferred                       0        0      266      293        0        0      329      637      186        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners
International Select
Value -- total                    2,143    2,201    1,983    2,062    2,143    1,983    5,121    1,674    2,245    2,042     2,042
Amount deferred                       0        0      633      693        0        0      780    1,518      432        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners
International Small
Cap -- total                        124      128      115      120      124      115      299       98      130      119       119
Amount deferred                       0        0       37       40        0        0       46       89       24        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman Frontier -- total           89       92       83       77       89       82      205       76       75       85        85
Amount deferred                       0        0       26       20        0        0       26       70        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman Global
Technology -- total                 673      691      622      595      672      622    1,581      583      594      640       640
Amount deferred                       0        0      209      162        0        0      210      545        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Threadneedle Asia
Pacific(a) -- total                  22       22       20       21       22       20       60       20       22       20        20
Amount deferred                       0        0        8        6        0        0        9       20        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Threadneedle Emerging
Markets -- total                    878      898      814      841      878      814    2,144      703      912      835       835
Amount deferred                       0        0      275      276        0        0      325      656      137        0         0
----------------------------------------------------------------------------------------------------------------------------------

Threadneedle European
Equity -- total                     161      166      149      155      161      149      385      125      169      153       153
Amount deferred                       0        0       47       52        0        0       59      113       34        0         0
----------------------------------------------------------------------------------------------------------------------------------






Statement of Additional Information - Dec. 30, 2009                     Page 189

                                                                 AGGREGATE COMPENSATION FROM FUND
                                --------------------------------------------------------------------------------------------------
                                                                                                                          TAUNTON-
FUND                             BLATZ   CARLSON  CARLTON   FLYNN    JONES   LAIKIND   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
----------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global              $1,092   $1,124   $1,010   $1,052   $1,092   $1,010  $ 2,613     $855   $1,145   $1,043    $1,043
Equity -- total
Amount deferred                       0        0      325      352        0        0      398      780      213        0         0
----------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity
Income -- total                      54       55       50       52       54       50      131       44       56       52        52
Amount deferred                       0        0       17       17        0        0       20       41        7        0         0
----------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Extended
Alpha -- total                       16       16       14       15       16       15       38       12       16       15        15
Amount deferred                       0        0        5        5        0        0        6       11        3        0         0
----------------------------------------------------------------------------------------------------------------------------------
Threadneedle International
Opportunity -- total                902      927      835      869      902      835    2,163      709      945      861       861
Amount deferred                       0        0      268      291        0        0      329      642      178        0         0
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate
Tax-Exempt -- total                 176      179      164      166      176      164      393      N/A      169   $   21       166
Amount deferred                       0        0        0       81        0        0       63      N/A      167        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Mid Cap
Growth -- total                   1,781    1,807    1,657    1,683    1,781    1,657    4,103      N/A    1,702      128     1,683
Amount deferred                       0        0        0      822        0        0      672      N/A    1,687        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt
Bond -- total                     1,561    1,582    1,451    1,472    1,561    1,451    3,497      N/A    1,497      172     1,472
Amount deferred                       0        0        0      718        0        0      564      N/A    1,477        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt
High Income -- total              5,855    5,939    5,442    5,525    5,855    5,442   13,163      N/A    5,610      623     5,525
Amount deferred                       0        0        0    2,696        0        0    2,121      N/A    5,539        0         0
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt
Money Market -- total               340      344      317      325      340      317      757       25      333       69       321
Amount deferred                       0        0        0      161        0        0      116        0      326        0         0
----------------------------------------------------------------------------------------------------------------------------------




* Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Fund-of-Funds invests.


(a) For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.



The funds in the RiverSource Family of Funds, RiverSource Investments, unaffiliated and affiliated subadvisers, and RiverSource Fund Distributors have each adopted a Code of Ethics (collectively, the "Codes") and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund's access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.


Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.



Statement of Additional Information - Dec. 30, 2009                     Page 190

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table identifies those investors who, as of 30 days after the end of the fund's fiscal period, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 32. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of 30 days after the end of the fund's fiscal period:

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Income Builder Basic       Charles Schwab & Co., Inc. (Charles       Class A       29.57%                --
Income                                 Schwab) a brokerage firm in San
                                       Francisco, CA
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments, LLC              Class R4     100.00%                --
                                       (RiverSource Investments), Minneapolis,
                                       MN
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder Enhanced    Charles Schwab                            Class A       34.70%             29.83%
Income                                                                           Class R4      92.71%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4       7.29%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Income Builder Moderate    Charles Schwab                            Class A       35.06%             30.11%
Income                                                                           Class R4      47.05%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4      52.95%                --
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder          Charles Schwab                            Class R4      90.68%                --
Aggressive
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4       9.32%                --
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder          Charles Schwab                            Class A        6.23%                --
Conservative                                                                     Class R4      59.37%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4      40.63%                --
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder          Charles Schwab                            Class R4      90.34%                --
Moderate
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4       9.66%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder          Charles Schwab                            Class R4      84.07%                --
Moderate Aggressive
                                      ------------------------------------------------------------------------------------------
                                       Fifth Third Bank TTEE, Cincinnati, OH     Class R4      14.67%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder          Charles Schwab                            Class R4      64.94%                --
Moderate Conservative
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4      35.06%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder          Charles Schwab                            Class R4      91.86%                --
Total Equity
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4       8.14%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index              Charles Schwab                            Class D      100.00%                --
                                                                                 Class E       19.56%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank NA (Wachovia Bank),         Class E       80.41%             65.12%
                                       Charlotte, NC
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Small Company Index        Charles Schwab                            Class A        6.62%                --
                                                                                 Class R4       6.67%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      90.66%                --

--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 191

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Equity Value               Charles Schwab                            Class A        7.49%                --
                                      ------------------------------------------------------------------------------------------
                                       John C. Mullarkey, Willowbrook, IL        Class C        5.31%                --
                                      ------------------------------------------------------------------------------------------
                                       Merrill Lynch Pierce Fenner & Smith (MLP  Class C        5.23%                --
                                       Fenner & Smith), Jacksonville, FL
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class I      100.00%                --
                                                                                 Class R2     100.00%
                                                                                 Class R5     100.00%
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       John Hancock Life Insurance Company,      Class R4      70.10%                --
                                       Buffalo, NY
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R3      97.73%                --
                                                                                 Class R4      25.20%
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners                   Charles Schwab                            Class A        7.48%                --
Small Cap Growth                                                                 Class R4      98.31%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R2     100.00%             36.12%(a)
                                                                                 Class R3     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Aggressive  Class I       17.44%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       25.22%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       30.71%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        6.95%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I       17.18%                --
                                       Equity Fund
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Precious                   Charles Schwab                            Class A       12.49%                --
Metals and Mining                      Class R4                                  98.30%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class I      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Richard L. Venable and Susan Angela       Class C        6.32%                --
                                       Venable, Argyle, TX
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------------
RiverSource 120/20                     RiverSource Investments                   Class I      100.00%                --
Contrarian Equity                                                                Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       47.75%             39.07%
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Recovery                   RiverSource Investments                   Class I      100.00%                --
and Infrastructure                                                               Class R2     100.00%
                                                                                 Class R3     100.00%
                                                                                 Class R4      51.43%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       73.21%             64.08%
                                                                                 Class R4      48.57%

--------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 192

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement                 RiverSource Investments                   Class R2     100.00%                --
Plus 2010                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class A        7.59%                --
                                       Inc.
                                       (American Enterprise Investment
                                       Services),
                                       Minneapolis, MN
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        5.52%                --
                                      ------------------------------------------------------------------------------------------
                                       Jagdish N. and Madhuri J. Sheth,          Class A       10.77%                --
                                       Atlanta, GA
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y      100.00%             59.76%
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement                 RiverSource Investments                   Class R2     100.00%                --
Plus 2015                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class A        5.52%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y      100.00%             72.74%
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement                 RiverSource Investments                   Class R2      31.88%                --
Plus 2020                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       David T. Matthiesen, Littleton, CO        Class A        9.44%                --
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital Bank MSCS (Matrix          Class R2      68.11%                --
                                       Capital),
                                       Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y      100.00%             79.30%
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement                 RiverSource Investments                   Class R2      18.65%                --
Plus 2025                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Anthony D. and Rebecca H. Marken,         Class A        6.20%                --
                                       Lexington, MA
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital                            Class R2      81.34%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y      100.00%             88.61%
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement                 RiverSource Investments                   Class R2      41.48%                --
Plus 2030                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Dimitris Bertsimas, Belmont, MA           Class A       50.21%                --
                                      ------------------------------------------------------------------------------------------
                                       John C. Bukowski, Suffern, NY             Class A        5.09%                --
                                      ------------------------------------------------------------------------------------------
                                       Applied Reliability Engineering, Denver,  Class R2      58.52%                --
                                       CO
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       99.99%             79.01%
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement                 RiverSource Investments                   Class R2     100.00%                --
Plus 2035                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Gary L. and Karen L. Fournier,            Class A        8.32%                --
                                       Vicksburg, MS
                                      ------------------------------------------------------------------------------------------
                                       Richard and Stefanie A. Nelson,           Class A        5.96%                --
                                       Hot Springs, SD
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       99.44%             90.38%

--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 193

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement                 RiverSource Investments                   Class R2      33.50%                --
Plus 2040                                                                        Class R3      14.05%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital                            Class R2      66.49%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities Inc. (GWFS Equities),       Class R3      85.95%                --
                                       Greenwood Village, CO
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       98.75%             85.86%
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Retirement                 RiverSource Investments                   Class R2     100.00%                --
Plus 2045                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Anthony D. and Rebecca H. Marken,         Class A        6.45%                --
                                       Lexington, MA
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y      100.00%             86.84%
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------------
RiverSource High Yield Bond            RiverSource Investments                   Class R2      27.22%                --
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Basic Income   Class I       29.71%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Enhanced       Class I       24.42%                --
                                       Income
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Moderate       Class I       39.22%                --
                                       Income
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.82%                --
                                       Inc. Minneapolis, MN
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       12.31%                --
                                                                                 Class R4      20.13%
                                      ------------------------------------------------------------------------------------------
                                       ING Life Insurance and Annuity,           Class R3      91.93%                --
                                       Hartford, CT
                                                                                 Class R4      79.48%
                                      ------------------------------------------------------------------------------------------
                                       Applied Reliability Engineering, Denver,  Class R2      72.76%                --
                                       CO
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R3       7.76%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners                   RiverSource Investments                   Class R3      20.20%                --
Aggressive Growth                                                                Class R4       5.34%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Aggressive  Class I       17.76%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       24.95%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       30.59%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        6.47%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I       17.97%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class R4      87.93%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities Inc.                        Class R2      95.37%                --
                                      ------------------------------------------------------------------------------------------
                                       Body Masters, Inc., Denver, CO            Class R3      52.41%                --
                                      ------------------------------------------------------------------------------------------
                                       Central Jersey Collision, Denver, CO      Class R3      29.39%                --

--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 194

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental       RiverSource Portfolio Builder Aggressive  Class I       17.95%            25.99%(a)
Value                                  Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       25.18%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       30.44%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        6.45%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I       17.77%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       10.14%                --
                                                                                 Class R4      95.38%
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Select Value      RiverSource Investments                   Class R4      12.91%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Aggressive  Class I       17.74%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       24.83%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       31.01%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        6.42%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I       17.79%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        5.76%                --
                                                                                 Class R4      87.09%
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap Equity  RiverSource Investments                   Class I      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        5.89%                --
                                                                                 Class R4       5.19%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      94.49%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small Cap Value   RiverSource Investments                   Class R3       8.30%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Aggressive  Class I       17.22%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       24.12%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       32.85%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        6.31%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I       17.33%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       11.88%                --
                                                                                 Class R4      92.22%
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life Insurance Company           Class R2      99.33%                --
                                       (Hartford Life),
                                       Weatogue, CT                              Class R3      91.70%
                                      ------------------------------------------------------------------------------------------
                                       JPMorgan Chase Bank, Kansas City, MO      Class R5      99.97%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S.        RiverSource Investments                   Class W      100.00%                --
Government
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder             Class I       59.22%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       40.78%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       11.99%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      97.47%                --

--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 195

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource U.S. Government Mortgage   RiverSource Income Builder Basic Income   Class I       33.50%            66.83%(a)
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Enhanced       Class I       17.22%                --
                                       Income
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Moderate       Class I       49.28%                --
                                       Income
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Life Insurance Company,       Class R4      14.85%                --
                                       Minneapolis, MN
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       16.85%                --
                                                                                 Class R4      44.59%
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital                            Class R4      20.60%                --
                                      ------------------------------------------------------------------------------------------
                                       Ury & Moskow, LLC Retirement Plan,        Class R4      19.96%                --
                                       Fargo, ND
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Dividend                   RiverSource Investments                   Class R2     100.00%                --
Opportunity                                                                      Class R3     100.00%
                                                                                 Class R5      56.75%
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Basic Income   Class I       10.91%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Enhanced       Class I        9.28%                --
                                       Income
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Moderate       Class I       22.66%                --
                                       Income
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Aggressive  Class I       10.17%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       14.33%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       17.47%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I       10.22%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       18.63%                --
                                                                                 Class R4     100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Securian Financial Services, St. Paul,    Class R5      43.25%                --
                                       MN
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Real Estate                RiverSource Investments                   Class R4       7.19%            65.51%(a)
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Moderate       Class I       22.74%                --
                                       Income
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Enhanced       Class I       18.62%                --
                                       Income
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Basic Income   Class I        5.86%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Aggressive  Class I        6.95%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       15.85%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       14.73%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        5.92%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I        5.80%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       11.06%                --
                                                                                 Class R4      92.81%

--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 196

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Cash                       RiverSource Investments                   Class R2     100.00%                --
Management                                                                       Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Basic Income   Class I       23.30%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Moderate       Class I       15.23%                --
                                       Income Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder             Class I       23.02%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       20.90%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.91%                --
                                      ------------------------------------------------------------------------------------------
                                       J. Haley Stephens, Calhoun, GA            Class C        8.42%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       96.49%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined                RiverSource Investments                   Class R2     100.00%                --
Equity                                                                           Class R3     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Basic Income   Class I        5.51%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Moderate       Class I        7.70%                --
                                       Income Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Aggressive  Class I        9.53%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       13.56%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       16.40%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I        9.55%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.96%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      99.88%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined                RiverSource Investments                   Class R4      82.97%          13.03%(a)
Small and Mid Cap Equity
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation              Class I        7.49%                --
                                       Portfolios - Aggressive
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation              Class I       19.66%                --
                                       Portfolios - Moderate
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation              Class I       15.96%                --
                                       Portfolios - Moderately Aggressive
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation              Class I        9.78%                --
                                       Portfolios - Moderately Conservative
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Retirement Plus 2015 Fund     Class I        5.45%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Retirement Plus 2020 Fund     Class I        5.84%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Retirement Plus 2025 Fund     Class I        7.56%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Retirement Plus 2030 Fund     Class I        8.07%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Retirement Plus 2035 Fund     Class I        5.36%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.98%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       16.28%                --
                                                                                 Class R4      17.03%
                                      ------------------------------------------------------------------------------------------
                                       Canio A. and Susan A. Petruzzi,           Class B        5.89%                --
                                       Thomaston, CT
                                      ------------------------------------------------------------------------------------------
                                       Lloyd E. Hackman, Fort Meyers, FL         Class C       31.33%                --
                                      ------------------------------------------------------------------------------------------
                                       Jennifer Woolbright, Reston, VA           Class C        8.36%                --
                                      ------------------------------------------------------------------------------------------
                                       Carl L. and Vicki L. Ulepich, Frontenac,  Class C        6.42%                --
                                       KS

--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 197

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined                RiverSource Investments                   Class A       62.34%          79.68%(a)
Small Cap Value                                                                  Class C        8.07%
                                                                                 Class R2     100.00%
                                                                                 Class R3      77.57%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Basic Income   Class I       34.53%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Enhanced       Class I       19.47%                --
                                       Income Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Moderate       Class I       45.98%                --
                                       Income Fund
                                      ------------------------------------------------------------------------------------------
                                       Mary Ann Maloney, Hillsdale, MI           Class B        6.31%                --
                                      ------------------------------------------------------------------------------------------
                                       Sanford A. Greentree, Westlake Vlg, CA    Class C       24.89%                --
                                      ------------------------------------------------------------------------------------------
                                       Jill Thompson, Moundsview, MN             Class C       11.67%                --
                                      ------------------------------------------------------------------------------------------
                                       Bea Vande Merwe, Salt Lake City, UT       Class C       11.38%                --
                                      ------------------------------------------------------------------------------------------
                                       Richard T. Castiano, Fort Myers, FL       Class C        9.81%                --
                                      ------------------------------------------------------------------------------------------
                                       Timothy E. Releford, New York, NY         Class C        8.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Eric C. Stewart, East Dubuque, IL         Class C        7.14%                --
                                      ------------------------------------------------------------------------------------------
                                       Mary K. Hall, Springport, IN              Class C        6.78%                --
                                      ------------------------------------------------------------------------------------------
                                       Matthew M. Harrison, Richmond, IN         Class C        6.06%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company, Denver, CO              Class R3      22.43%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Floating Rate              RiverSource Investments                   Class R4       7.75%          27.06%(a)
                                                                                 Class R5     100.00%
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Basic Income   Class I       11.90%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Enhanced       Class I       21.50%                --
                                       Income Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Moderate       Class I       39.46%                --
                                       Income Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       11.27%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        7.12%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       33.73%                --
                                                                                 Class R4      92.25%
                                      ------------------------------------------------------------------------------------------
                                       Prudential Investment Management          Class A       14.75%                --
                                       Services LLC, Newark, NJ
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Income                     RiverSource Portfolio Builder Aggressive  Class I        9.17%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
Opportunities                          RiverSource Portfolio Builder Moderate    Class I       39.99%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       28.96%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        6.12%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Enhanced       Class I        6.30%                --
                                       Income Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Moderate       Class I        7.70%                --
                                       Income Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       42.46%                --
                                                                                 Class R4      38.02%
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R4      58.43%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       16.26%                --

--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 198

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Inflation                  RiverSource Life Insurance Company        Class R4      13.67%          28.57%(a)
                                      ------------------------------------------------------------------------------------------
Protected Securities                   RiverSource Portfolio Builder Aggressive  Class I        5.17%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder             Class I       11.99%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       32.83%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       20.63%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       16.29%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.96%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       24.12%                --
                                                                                 Class R4      21.26%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets (Citigroup       Class C       12.04%                --
                                       Global Markets), Owings Mills, MD
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital Bank MSCS, Denver, Co      Class R4      56.89%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        9.23%                --
                                                                                 Class R2      67.70%
                                      ------------------------------------------------------------------------------------------
                                       Beverly J. Barren, Dickson City, PA       Class R2       5.83%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Limited                    RiverSource Investments                   Class W      100.00%          42.05%(a)
                                      ------------------------------------------------------------------------------------------
Duration Bond                          RiverSource Portfolio Builder             Class I       42.99%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       12.36%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        6.12%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       36.97%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       28.37%                --
                                                                                 Class R4      95.29%
                                      ------------------------------------------------------------------------------------------
                                       Prudential Investment Management          Class A        8.71%                --
                                       Services
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       21.84%                --
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------------
RiverSource California                 Charles Schwab                            Class A        5.50%                --
                                      ------------------------------------------------------------------------------------------
Tax-Exempt                             Anna M. Hunt Woods, Playa Vista, CA       Class B        5.52%                --
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Investments LLC,              Class C       13.62%                --
                                       Minneapolis, MN
                                      ------------------------------------------------------------------------------------------
                                       Robert W. Baird & Co. Inc., Milwaukee,    Class C        6.60%                --
                                       WI
                                      ------------------------------------------------------------------------------------------
                                       First Clearing, LLC, Buza Family Trust,   Class C        5.22%                --
                                       Cardiff, CA

--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 199

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified Bond           RiverSource Investments                   Class R2      12.90%                --
                                                                                 Class R3     100.00%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.96%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        7.77%                --
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class C       18.12%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        8.71%                --
                                                                                 Class R2      10.60%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder             Class I        6.60%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       36.40%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       21.02%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       13.84%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company (Frontier Trust    Class R2      41.37%                --
                                       Company) FBO Thomas J. King, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company FBO Cardinal Buses       Class R2      11.67%                --
                                       Inc., Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company FBO Andreini Bros.       Class R2       6.59%                --
                                       Inc., Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      98.54%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC, Easton, MD            Class R5      67.87%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5      28.83%                --
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Minnesota                  None                                      None             N/A                --
Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------------
RiverSource New York                   Charles Schwab                            Class A       11.22%                --
                                      ------------------------------------------------------------------------------------------
Tax-Exempt                             Emmanuel and Nina Santos, Johnstown, NY   Class B        6.98%                --
                                      ------------------------------------------------------------------------------------------
                                       Leroy and Janice M. Clark, Newburgh, NY   Class B        5.64%                --
                                      ------------------------------------------------------------------------------------------
                                       Thomas W. and Susan M. Noonan, Clifton    Class C       13.91%                --
                                       Park, NY
                                      ------------------------------------------------------------------------------------------
                                       Ena S. Ryan, Brooklyn, NY                 Class C        6.85%                --
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Balanced                   RiverSource Investments                   Class R5      38.56%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        7.66%                --
                                                                                 Class R2      80.66%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class C        5.88%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO B&L            Class R2      14.39%                --
                                       Corporation
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      99.98%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5      57.76%                --
                                       Inc.

--------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 200

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined                RiverSource Investments                   Class R2     100.00%          29.22%(a)
Large Cap Growth                                                                 Class R3     100.00%
                                                                                 Class R4      73.56%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Aggressive  Class I       14.51%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       19.98%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       23.99%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        5.01%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I       14.91%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital                            Class R4      26.44%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       47.00%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.99%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined                RiverSource Investments                   Class B       13.40%                --
Large Cap Value                                                                  Class C       28.20%
                                                                                 Class R2     100.00%
                                                                                 Class R3     100.00%
                                                                                 Class R4      56.29%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Basic Income   Class I       18.55%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Moderate       Class I       11.47%                --
                                       Income
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I       17.40%                --
                                       Portfolio Moderate
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I       13.26%                --
                                       Portfolio Moderately Aggressive
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I        7.55%                --
                                       Portfolio Moderately Conservative
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I        6.44%                --
                                       Portfolio Aggressive
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.99%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        5.22%                --
                                                                                 Class R4      43.71%
                                      ------------------------------------------------------------------------------------------
                                       Paul W. Eastman, Dublin, OH               Class A        7.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Michael G. and Kristine M. Boland, Inver  Class A        6.73%                --
                                       Grove, MN
                                      ------------------------------------------------------------------------------------------
                                       Richard L. and Ann Gail Monnett, Mc       Class A        6.44%                --
                                       Lean, VA
                                      ------------------------------------------------------------------------------------------
                                       Paul D. Mattingly, Brandenburg, KY        Class B       25.36%                --
                                      ------------------------------------------------------------------------------------------
                                       Tseng-Yen Yen, Fullerton, CA              Class B       20.47%                --
                                      ------------------------------------------------------------------------------------------
                                       Alan R. and Michael S. Vinacke,           Class B       19.00%                --
                                       Chuluota, FL
                                      ------------------------------------------------------------------------------------------
                                       Jane J. Haash, Milwaukee, WI              Class B        6.33%                --
                                      ------------------------------------------------------------------------------------------
                                       Joseph M. Aquilar, Denver, CO             Class C       19.21%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles P. and Judith G. Price, Aurora,   Class C       15.16%                --
                                       CO
                                      ------------------------------------------------------------------------------------------
                                       Gregory L. Norgaard, Aurora, CO           Class C       14.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Anthony and Jeanne M. Vernell, Athens,    Class C       13.16%                --
                                       OH
                                      ------------------------------------------------------------------------------------------
                                       Dean Gabbert, Dorchester, MA              Class C        5.50%                --

--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 201

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified                RiverSource Investments                   Class W      100.00%                --
                                      ------------------------------------------------------------------------------------------
Equity Income                          RiverSource Portfolio Builder Aggressive  Class I       18.11%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       24.95%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       29.91%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        6.26%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I       18.60%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       21.38%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life                             Class R2      61.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Securities Distribution Company  Class R2      12.22%                --
                                       Inc., Hartford, CT
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R3      80.99%                --
                                                                                 Class R4       9.55%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R2      17.75%                --
                                                                                 Class R3       8.52%
                                                                                 Class R4      30.99%
                                                                                 Class R5      29.75%
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Bank                          Class R4      25.70%                --
                                      ------------------------------------------------------------------------------------------
                                       American Century Investments, Kansas      Class R4       6.24%                --
                                       City, MO
                                      ------------------------------------------------------------------------------------------
                                       ING                                       Class R4      12.55%                --
                                                                                 Class R5      32.31%
                                      ------------------------------------------------------------------------------------------
                                       Ameriprise Trust Company                  Class R5       7.85%                --
                                      ------------------------------------------------------------------------------------------
                                       Taynik & Co., Boston, MA                  Class R5       7.73%                --
                                      ------------------------------------------------------------------------------------------
                                       Mercer Trust Company FBO Johnson          Class R5       7.45%                --
                                       Outdoors Inc., Norwood, MA

--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 202

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value              RiverSource Investments                   Class W      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Aggressive  Class I       18.14%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       25.01%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       29.79%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        6.26%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I       18.62%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       31.64%                --
                                                                                 Class R5       6.65%
                                      ------------------------------------------------------------------------------------------
                                       Prudential Investment Management          Class A       15.08%                --
                                       Services LLC, Newark, NJ
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       17.57%                --
                                                                                 Class R5       5.28%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class C        5.60%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life                             Class R2      75.44%                --
                                                                                 Class R3      14.09%
                                      ------------------------------------------------------------------------------------------
                                       Hartford Securities Distribution Company  Class R2       5.41%                --
                                       Inc., Hartford, CT
                                      ------------------------------------------------------------------------------------------
                                       JPMorgan Chase Bank, New York, NY         Class R3      12.25%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R3      44.59%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R3       6.31%                --
                                                                                 Class R4      16.63%
                                      ------------------------------------------------------------------------------------------
                                       ING                                       Class R4      28.31%                --
                                                                                 Class R5      12.08%
                                      ------------------------------------------------------------------------------------------
                                       John Hancock Life Insurance Company,      Class R4      22.85%                --
                                       Buffalo, NY
                                      ------------------------------------------------------------------------------------------
                                       NFS LLC FEBO, Chicago, IL                 Class R5      12.73%                --
                                      ------------------------------------------------------------------------------------------
                                       PIMS/Prudential Retirement, Greenville,   Class R5       9.64%                --
                                       SC
                                      ------------------------------------------------------------------------------------------
                                       Standard Insurance Company, Portland, OR  Class R5      17.20%                --
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic                  RiverSource Investments                   Class I      100.00%                --
Allocation                                                                       Class R2     100.00%
                                                                                 Class R3     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        7.60%                --
                                                                                 Class R4      91.62%
                                      ------------------------------------------------------------------------------------------
                                       Fifth Third Bank TTEE FBO Speng Nath SE   Class R4       8.21%                --
                                       PS, Cincinnati, OH
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic                  RiverSource Investments                   Class R2     100.00%                --
Income Allocation                                                                Class R3     100.00%
                                                                                 Class R4       6.90%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       41.85%                --
                                                                                 Class R4      93.10%

--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Dec. 30, 2009                     Page 203

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Seligman California                    Citigroup Global Markets                  Class A        5.60%                --
Municipal High-Yield                                                             Class C       11.36%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A        6.44%                --
                                                                                 Class C       16.88%
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley & Co. (Morgan Stanley),    Class A        5.86%                --
                                       Jersey
                                       City, NJ                                  Class C       14.95%
                                      ------------------------------------------------------------------------------------------
                                       Christopher Ranch LLC, Gilroy, CA         Class C       10.00%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman California                    MLP Fenner & Smith                        Class A        5.64%                --
Municipal Quality                                                                Class C       74.10%
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class A       10.89%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        8.05%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman Minnesota                     MLP Fenner & Smith                        Class C       12.78%                --
                                      ------------------------------------------------------------------------------------------
Municipal                              American Enterprise Investment Services   Class C        7.46%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       UBS Financial Services Inc. FBO Ethelyn   Class C        6.14%                --
                                       C. Engel, Cold Spring, MN
--------------------------------------------------------------------------------------------------------------------------------

Seligman National                      Citigroup Global Markets                  Class A        6.91%                --
Municipal                                                                        Class C       11.91%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A        8.50%                --
                                                                                 Class C       17.89%
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class C        6.73%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman New York                      Citigroup Global Markets                  Class A        5.16%                --
Municipal                                                                        Class C       16.99%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        8.03%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       14.31%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015               MLP Fenner & Smith                        Class A       20.65%                --
                                                                                 Class C       20.29%
                                                                                 Class R2      41.53%
                                      ------------------------------------------------------------------------------------------
                                       AST Trust Company FBO Jamaica Anesthesia  Class A       11.05%                --
                                       Assocs., Phoenix, AZ
                                      ------------------------------------------------------------------------------------------
                                       Wilmington Trust FBO Medisys Health       Class A        7.41%                --
                                       Network Inc., Phoenix, AZ
                                      ------------------------------------------------------------------------------------------
                                       AST Trust Company FBO Medisys Health      Class A        5.72%                --
                                       Network Inc.J, Phoenix, AZ
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Andreini Bros  Class R2      17.52%                --
                                       Inc. Empl. PS Plan
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO SGCGJ          Class R2      13.90%                --
                                       Retirement Plan
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Dearborn Mid   Class R2      11.61%                --
                                       West Co. 401K
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company FBO Plastic Coating      Class R2      10.46%                --
                                       Corporation, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       NFS LLC FEBO FMT CO Cust FBO Mark Stuart  Class R5      79.44%                --
                                       Shulman, Sudbury, MA
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R5      19.68%                --

--------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 204

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025               MLP Fenner & Smith                        Class A       23.76%                --
                                                                                 Class C       28.53%
                                                                                 Class R2      85.82%
                                      ------------------------------------------------------------------------------------------
                                       AST Trust Company FBO Medisys Health      Class A       10.22%                --
                                       Network Inc.J, Phoenix, AZ
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO S.W.E.A. PC    Class A        8.68%                --
                                       401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO SGCGJ          Class R2       8.93%                --
                                       Retirement Plan
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5      89.81%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2035               RiverSource Investments                   Class R5      94.33%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A       23.94%                --
                                                                                 Class C       44.56%
                                                                                 Class R2      42.36%
                                      ------------------------------------------------------------------------------------------
                                       Reliance Trust Co. FBO Time Acquisition   Class A       27.12%                --
                                       Holding 401K, Atlanta, GA
                                      ------------------------------------------------------------------------------------------
                                       Reliance Trust Co. FBO Finn Dixon &       Class A       19.02%                --
                                       Herling 401K Plan, Atlanta, GA
                                      ------------------------------------------------------------------------------------------
                                       New York Life Trust Company, Parsippany,  Class A        5.57%                --
                                       NJ
                                      ------------------------------------------------------------------------------------------
                                       First Clearing, LLC A/C James Drake,      Class C        5.92%                --
                                       Westville, IN
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Dearborn Mid   Class R2      25.67%                --
                                       West Co. 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO SGCGJ          Class R2      19.90%                --
                                       Retirement Plan
--------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2045               RiverSource Investments                   Class R5      44.80%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A       33.51%                --
                                                                                 Class C       62.30%
                                                                                 Class R2      78.86%
                                      ------------------------------------------------------------------------------------------
                                       Reliance Trust Co. FBO Time Acquisition   Class A       20.62%                --
                                       Holding 401K, Atlanta, GA
                                      ------------------------------------------------------------------------------------------
                                       New York Life Trust Company, Parsippany,  Class A        9.87%                --
                                       NJ
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Wamore, Inc.   Class R2       9.01%                --
                                       401K
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5      52.51%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund Core               RiverSource Investments                   Class R5      11.58%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A       21.61%                --
                                                                                 Class C       40.42%
                                                                                 Class R2      77.82%
                                      ------------------------------------------------------------------------------------------
                                       Fifth Third Bank TTEE FBO Bankwest Inc.,  Class A        7.27%                --
                                       Cincinnati, OH
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Dearborn Mid   Class R2      11.10%                --
                                       West Co. 401K
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5      87.88%                --
                                       Inc.

--------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 205

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return            RiverSource Investments                   Class R4     100.00%                --
Currency and Income                                                              Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation              Class I        7.69%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderate     Class I        7.28%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderately   Class I        7.76%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Basic Income Fund          Class I       16.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Enhanced Income Fund       Class I       11.65%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income Fund       Class I       43.91%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise                       Class W       99.91%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       60.74%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        9.32%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined                RiverSource Investments                   Class R2     100.00%            28.08%(a)
International Equity                                                             Class R3     100.00%
                                                                                 Class R4       8.28%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderate     Class I       11.85%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderately   Class I        7.92%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I        8.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       11.33%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       13.48%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I        8.31%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class W       99.98%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       10.66%                --
                                                                                 Class R4      91.72%
                                      ------------------------------------------------------------------------------------------
                                       Daniel and Linda Miklovic, St. Louis, MO  Class C        6.39%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Emerging                   Disciplined Asset Allocation Moderate     Class I        5.28%            40.87%(a)
Markets Bond                           Fund
                                       Income Builder Enhanced Income Fund       Class I       23.71%
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income Fund       Class I       42.49%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Basic Income Fund          Class I       11.78%                --
                                      ------------------------------------------------------------------------------------------

                                       RiverSource Investments                   Class R4      44.59%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class W       99.97%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       38.45%                --
                                                                                 Class R4      27.29%
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital                            Class R4      28.12%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class A       12.85%                --
                                      ------------------------------------------------------------------------------------------
                                       First Clearing, LLC, Rochester, NY        Class C        7.58%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class C        7.30%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class C        6.12%                --
                                       Inc.

--------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 206

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Global Bond                Portfolio Builder Aggressive Fund         Class I        7.10%            32.99%(a)
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Conservative Fund       Class I        7.65%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       30.72%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       26.31%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I       13.68%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class W       99.95%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       12.28%                --
                                                                                 Class R4     100.00%
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners                   Charles Schwab                            Class A       10.95%            47.03%(a)
International Select Growth                                                      Class R4      82.52%
                                      ------------------------------------------------------------------------------------------
                                       New York Life Trust Company               Class R4      16.27%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       17.97%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       25.12%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       29.80%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        6.29%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       18.39%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        9.08%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO U.S. Tank      Class R2      38.15%                --
                                       Alliance, Inc.
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO B&L            Class R2      18.63%                --
                                       Corporation 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Financial      Class R2      13.69%                --
                                       Audit, LLC 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO C. Anthony     Class R2       8.86%                --
                                       Phillips Accountants
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company FBO Claudina A. Bonilla  Class R2       5.90%                --
                                       MD FCCP PA, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC, Easton, MD            Class R5      97.22%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners                   Charles Schwab                            Class A       12.19%                --
International Select Value                                                       Class R4      98.90%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       17.99%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       25.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       29.76%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        6.30%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       18.41%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners                   Portfolio Builder Aggressive Fund         Class I       17.83%            50.85%(a)
                                      ------------------------------------------------------------------------------------------
International Small Cap                Portfolio Builder Moderate Fund           Class I       25.47%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       30.16%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        6.33%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       17.77%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        9.01%                --
                                                                                 Class R4      11.78%
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class C       14.62%                --
                                      ------------------------------------------------------------------------------------------
                                       Taynik & Co., Boston, MA                  Class R4      48.66%                --
                                      ------------------------------------------------------------------------------------------
                                       Massachusetts Mutual Life Insurance Co.,  Class R4      36.89%                --
                                       Springfield, MA

--------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 207

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Seligman Frontier                      RiverSource Investments                   Class R2       9.37%                --
                                                                                 Class R3     100.00%                --
                                                                                 Class R4      51.23%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       99.50%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class R4      48.77%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A        9.02%                --
                                                                                 Class C       21.88%
                                                                                 Class R2      63.03%
                                      ------------------------------------------------------------------------------------------

                                       Citigroup Global Markets                  Class B        7.06%                --
                                      ------------------------------------------------------------------------------------------
                                       State Street Bank and Trust as            Class B        5.48%                --
                                       Custodian,
                                       Miami, FL
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO                Class R2      14.43%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Financial      Class R2       6.59%                --
                                       Network Audit, LLC
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO C. Anthony     Class R2       6.18%                --
                                       Phillps
                                       Accountantcy 401
                                      ------------------------------------------------------------------------------------------

                                       Gramma Fisher Foundation, Easton, MD      Class R5      67.75%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC, Easton, MD            Class R5      29.23%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman Global Technology             RiverSource Investments                   Class R3     100.00%                --
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       18.03%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       25.13%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       29.99%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        6.24%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       18.44%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class R4      93.18%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A        8.81%                --
                                                                                 Class B       10.15%
                                                                                 Class C       20.21%
                                                                                 Class R2      12.22%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class C        5.27%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life Insurance Co., Hartford,    Class R2      73.45%                --
                                       CT
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Deaerborn Mid  Class R2       7.17%                --
                                       West Conveyor
--------------------------------------------------------------------------------------------------------------------------------

Threadneedle Emerging                  Portfolio Builder Aggressive Fund         Class I       18.43%                --
                                      ------------------------------------------------------------------------------------------
Markets                                Portfolio Builder Moderate Fund           Class I       25.71%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       30.55%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        6.51%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       18.78%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       13.50%                --
                                                                                 Class R4     100.00%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       39.64%                --
                                                                                 Class R2      88.30%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4     100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC, Easton, MD            Class R5      87.00%                --

--------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 208

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Threadneedle European                  RiverSource Investments                   Class I      100.00%                --
Equity                                                                           Class R4      16.14%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        9.89%                --
                                      ------------------------------------------------------------------------------------------
                                       Marilyn O. Matthews, Pasadena, CA         Class C        5.48%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company Cust. FBO                Class R4      79.53%                --
                                       Urologic Surgery, P.C.
                                       401K, Denver, CO
--------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity             RiverSource Investments                   Class R2      45.30%                --
                                                                                 Class R3     100.00%
                                                                                 Class R5      27.38%
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------

                                       Portfolio Builder Aggressive Fund         Class I       13.68%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       29.50%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       35.14%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        7.43%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       11.65%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       10.22%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        7.39%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO C. Anthony     Class R2      18.43%                --
                                       Phillps
                                       Accountantcy 401
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO EFK Moen 401K                11.56%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Financial                    11.09%                --
                                       Network Audit, LLC
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company Cust. FBO Applied                      10.24%                --
                                       Reliability
                                       Engineering, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      95.89%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class R5      72.62%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity             RiverSource Investments                   Class I      100.00%                --
Income                                                                           Class R2     100.00%
                                                                                 Class R3     100.00%
                                                                                 Class R4      81.26%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       16.66%                --
                                                                                 Class R4      18.74%
                                      ------------------------------------------------------------------------------------------
                                       Michael A. And Mary N. Brockman,          Class C       10.63%                --
                                       Fort Madison, IA
                                      ------------------------------------------------------------------------------------------
                                       David L. and Diane M Cooper, Prescott,    Class C        9.56%                --
                                       AZ
                                      ------------------------------------------------------------------------------------------
                                       Janet K. Zimmer, Warsaw, IN               Class C        7.05%                --

--------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 209

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global                    RiverSource Investments                   Class C        6.99%            58.96%(a)
Extended Alpha                                                                   Class I      100.00%
                                                                                 Class R2     100.00%
                                                                                 Class R3     100.00%
                                                                                 Class R4      12.01%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       45.04%                --
                                                                                 Class R4      87.99%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class B       61.97%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       William F. and Naorma M. Paden, Yuba      Class C       21.81%                --
                                       City, CA
                                      ------------------------------------------------------------------------------------------
                                       Ronald J. Oberdick, Morristown, NJ        Class C       18.56%                --
                                      ------------------------------------------------------------------------------------------
                                       Pershing LLC, Jersey City, NJ             Class C       15.60%                --
                                      ------------------------------------------------------------------------------------------
                                       Michael Selig, Arlington, VA              Class C       10.77%                --
                                      ------------------------------------------------------------------------------------------
                                       Poonam and Pradeep Singh, McLean, VA      Class C       10.15%                --
                                      ------------------------------------------------------------------------------------------
                                       Jennifer S. Carter, Washington, D.C.      Class C        8.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Jon Paul and Rachel Colquitt, Clifton,    Class C        7.83%                --
                                       VA
--------------------------------------------------------------------------------------------------------------------------------

Threadneedle International             RiverSource Investments                   Class R2     100.00%            28.96%(a)
Opportunity                                                                      Class R3     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        7.77%                --
                                                                                 Class R4      80.39%
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital                            Class R4      19.61%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       18.02%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       25.06%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       29.80%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        6.27%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       18.42%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Ed's Supply    Class R2      20.34%                --
                                       Co.
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Sales West     Class R2      12.03%                --
                                       Partners Inc. 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Horne Bros.    Class R2      11.09%                --
                                       Construction 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Kingchem,      Class R2      10.59%                --
                                       Inc. 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Natural        Class R2       9.91%                --
                                       Habitat Adventures
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Tofel          Class R2       9.72%                --
                                       Employee 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Woburn Daily   Class R2       9.04%                --
                                       Times, Inc. 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Tremont        Class R2       8.06%                --
                                       Electric 401K

--------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Dec. 30, 2009                     Page 210

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax Exempt    Charles Schwab                            Class A        7.21%                --
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth             Portfolio Builder Aggressive Fund         Class I       18.26%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       23.37%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       30.84%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        6.00%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I       19.56%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      78.73%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R4      12.28%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt Bond            None                                      N/A              N/A               N/A
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income     None                                      N/A              N/A               N/A
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market    Lawrence Garner, Woodstock, GA and        Class A        6.67%                --
                                       Ronald J. Garner, Wyckoff, NJ
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        6.25%                --
--------------------------------------------------------------------------------------------------------------------------------



(a) Combination of all share classes of RiverSource Investments initial capital and affiliated funds-of-funds' investments in Class I shares.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of other funds in the RiverSource Family of Funds (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, RiverSource Investments or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent RiverSource Investments, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by RiverSource Investments or an affiliate, represent more than 25% of a fund, RiverSource Investments and its affiliated companies may be deemed to control the fund.

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the "District Court"). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the "Eighth Circuit") on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and


Statement of Additional Information - Dec. 30, 2009                     Page 211
remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Family of Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J.&W. Seligman & Co., Inc. ("Seligman"). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the "Seligman Funds"); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York ("NYAG").

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the "Seligman Parties"), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.



Statement of Additional Information - Dec. 30, 2009                     Page 212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


For RiverSource funds, the financial statements for the fiscal years ended on or after July 31, 2007, and for Seligman funds, the financial statements for the fiscal years ended on or after Sept. 30, 2009 contained in a fund's Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds. For RiverSource funds, the financial statements for periods ended on or before June 30, 2007 was audited by other auditors. For Seligman funds, the financial statements for periods ended on or before Oct. 31, 2008 were audited by Deloitte & Touche LLP.




Statement of Additional Information - Dec. 30, 2009                     Page 213

                                                                      APPENDIX A

                             DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS.
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

   - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

   - Nature of and provisions of the obligation.

   - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.



Statement of Additional Information - Dec. 30, 2009                          A-1

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS
Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements - their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH'S LONG-TERM DEBT RATINGS
Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INVESTMENT GRADE
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.



Statement of Additional Information - Dec. 30, 2009                          A-2

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.



Statement of Additional Information - Dec. 30, 2009                          A-3

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES
Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

FITCH'S SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The


Statement of Additional Information - Dec. 30, 2009                          A-4
short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.



Statement of Additional Information - Dec. 30, 2009                          A-5

                                                                      APPENDIX B

                             STATE TAX-EXEMPT FUNDS
                               STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of funds' shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state's economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

    - the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

    - natural disasters and ecological or environmental concerns;

    - the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes;

    - the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

    - economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.


Statement of Additional Information - Dec. 30, 2009                          B-1

                                                                      APPENDIX C

                         RIVERSOURCE S&P 500 INDEX FUND

                 ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                                                               S-6500 CF (12/09)




Statement of Additional Information - Dec. 30, 2009                          C-1

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.7%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (3.3%)
AJ Lucas Group                                         98,820                $380,843
Ausenco                                                95,677                 412,316
Bendigo Bank                                           55,450                 449,155
CSR                                                   281,421                 415,809
Karoon Gas Australia                                   69,060(b)              467,477
Whitehaven Coal                                       113,415                 393,002
                                                                      ---------------
Total                                                                       2,518,602
-------------------------------------------------------------------------------------

BELGIUM (1.4%)
Barco                                                   5,413(b)              217,754
Eurofins Scientific                                     6,160(f)              280,043
EVS Broadcast Equipment                                 4,017                 295,356
D'Ieteren                                                 770                 279,104
                                                                      ---------------
Total                                                                       1,072,257
-------------------------------------------------------------------------------------

BERMUDA (1.2%)
Dufry South America                                    15,300                 265,936
Platinum Underwriters Holdings                         10,280                 367,716
Textainer Group Holdings                               20,700(f)              311,742
                                                                      ---------------
Total                                                                         945,394
-------------------------------------------------------------------------------------

BRAZIL (2.9%)
Brasil Brokers Participacoes                          102,300                 354,462
COPASA                                                 20,800                 366,260
Cosan Industria Comercio                               34,500(b)              365,479
General Shopping Brasil                                98,800(b)              399,577
Hypermarcas                                            17,000(b)              341,062
Localiza Rent A Car                                    38,700                 405,575
                                                                      ---------------
Total                                                                       2,232,415
-------------------------------------------------------------------------------------

CANADA (2.8%)
Allen-Vanguard                                        274,000(b,g,h)               --
Gildan Activewear                                      12,700(b)              225,171
Gluskin Sheff+ Associates                              13,500                 236,241
New Gold                                               92,800(b,f)            338,720
Oilsands Quest                                        275,700(b,f)            330,840
Silvercorp Metals                                      78,900                 407,287
Uranium Participation                                  46,900(b)              292,340
Value Creation                                         58,000(b,e)              4,820
Viterra                                                31,700(b)              301,514
                                                                      ---------------
Total                                                                       2,136,933
-------------------------------------------------------------------------------------

CHINA (0.7%)
AsiaInfo Holdings                                      15,700(b,f)            346,342
Shanda Games ADR                                       22,100(b,f)            220,116
                                                                      ---------------
Total                                                                         566,458
-------------------------------------------------------------------------------------

DENMARK (0.4%)
DSV                                                    17,923(b,f)            278,620
-------------------------------------------------------------------------------------

FINLAND (0.8%)
Nokian Renkaat                                         13,999(f)              298,681
Outotec                                                 9,661                 305,535
                                                                      ---------------
Total                                                                         604,216
-------------------------------------------------------------------------------------

FRANCE (3.8%)
APRIL Group                                            12,170(f)              456,347
bioMerieux                                              2,997(f)              332,614
Gameloft                                               55,854(b)              266,054
Imerys                                                 11,078                 607,150
Seche Environnement                                     5,060                 431,171
Sechilienne-Sidec                                      12,817                 518,055
Vilmorin & Cie                                          2,978(f)              326,187
                                                                      ---------------
Total                                                                       2,937,578
-------------------------------------------------------------------------------------

GERMANY (1.2%)
ElringKlinger                                          18,946(f)              372,279
Kontron                                                25,092(f)              298,553
Praktiker Bau-und Heimwerkermaerkte Holding            23,730                 281,573
                                                                      ---------------
Total                                                                         952,405
-------------------------------------------------------------------------------------

HONG KONG (1.1%)
ASM Pacific Technology                                 53,300                 414,367
Sa Sa Intl Holdings                                   846,000                 420,688
                                                                      ---------------
Total                                                                         835,055
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INDIA (0.4%)
Educomp Solutions                                      19,535                $328,911
-------------------------------------------------------------------------------------

ITALY (1.7%)
Bulgari                                                55,556(f)              454,557
DiaSorin                                               14,579                 533,599
Immobiliare Grande Distribuzione                      158,554(f)              341,508
                                                                      ---------------
Total                                                                       1,329,664
-------------------------------------------------------------------------------------

JAPAN (18.6%)
77 Bank                                                55,000                 316,542
ABC-MART                                               15,100(f)              437,672
AIR WATER                                              20,000                 235,749
Asics                                                  41,900                 373,513
Canon Marketing Japan                                  21,300                 345,110
Cosmos Pharmaceutical                                  21,000                 540,379
CyberAgent                                                352                 457,855
Dainippon Screen Mfg                                  126,000(b,f)            535,568
EPS                                                       101                 404,973
Gree                                                      800                  43,868
Haseko                                                210,500(b)              161,580
Hino Motors                                            91,000(f)              336,423
Hitachi Koki                                           32,300(f)              357,556
Hitachi Metals                                         45,000(f)              429,355
HOSHIZAKI ELECTRIC                                     27,900                 396,842
Jafco                                                  15,800                 424,798
Kakaku.com                                                102                 373,003
Kobayashi Pharmaceutical                               10,200(f)              439,014
Kureha                                                 47,000(f)              253,535
Makita                                                 13,200                 437,473
MIURA                                                  15,000(f)              418,915
Modec                                                  22,500                 447,119
Mori Seiki                                             44,800                 485,415
Nabtesco                                               21,000(f)              241,786
Nippon Carbon                                          85,000                 289,956
Nippon Denko                                           68,000(f)              483,760
OPT                                                       199                 256,208
Osaka Securities Exchange                                 139                 667,076
PARCO                                                  29,200                 255,641
POINT                                                   4,920                 290,846
Seven Bank                                                 98                 239,421
Shinko Plantech                                        42,000                 429,190
Square Enix Holdings                                   23,700                 589,988
Sugi Pharmacy                                          10,100                 219,375
Tokyo Ohka Kogyo                                       18,800                 362,231
Toyo Engineering                                       89,000                 296,407
Toyo Tanso                                              6,700(f)              331,193
Tsumura & Co                                           15,700                 540,290
                                                                      ---------------
Total                                                                      14,145,625
-------------------------------------------------------------------------------------

MALAYSIA (0.3%)
Genting Plantations                                    72,500                 129,713
Kulim Malaysia                                         28,300                  61,330
                                                                      ---------------
Total                                                                         191,043
-------------------------------------------------------------------------------------

NORWAY (0.3%)
Norwegian Energy                                       91,000(b)              245,471
-------------------------------------------------------------------------------------

PANAMA (0.1%)
Thunderbird Resorts                                    63,629(b)               58,539
-------------------------------------------------------------------------------------

SINGAPORE (0.7%)
Goodpack                                              241,000(f)              217,829
Indofood Agri Resources                               290,000(b)              346,294
                                                                      ---------------
Total                                                                         564,123
-------------------------------------------------------------------------------------

SOUTH AFRICA (0.3%)
Aquarius Platinum                                      57,384(b)              244,683
-------------------------------------------------------------------------------------

SOUTH KOREA (2.5%)
CJ Cheiljedang                                          2,286                 386,760
GS Engineering & Construction                           6,284                 551,314
MegaStudy                                               3,277                 681,809
Mirae Asset Securities                                  6,213                 324,911
                                                                      ---------------
Total                                                                       1,944,794
-------------------------------------------------------------------------------------

SWEDEN (0.5%)
Bjoern Borg                                            46,467(f)              364,169
-------------------------------------------------------------------------------------

SWITZERLAND (2.9%)
Dufry Group                                             7,293(b,f)            460,674
Logitech Intl                                          22,549(b,f)            384,912
Panalpina Welttransport Holding                         3,299(f)              231,032
Temenos Group                                          32,950(b,f)            752,036
Valiant Holding                                         1,881                 370,597
                                                                      ---------------
Total                                                                       2,199,251
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

UNITED KINGDOM (10.7%)
AMEC                                                   22,735                $299,401
ARM Holdings                                           99,703                 242,180
ASOS                                                   54,375(b)              350,904
Babcock Intl Group                                     59,002                 585,698
Chemring Group                                         15,593                 675,167
Chloride Group                                        134,935                 356,217
Close Brothers Group                                   44,426                 510,821
Connaught                                              53,271                 353,192
Domino's Pizza UK & IRL                                80,333                 401,870
GAME Group                                             84,065                 203,974
Hampson Inds                                          239,520                 284,729
Hunting                                                34,269                 294,331
IG Group Holdings                                      80,249                 396,774
Infinity Bio-Energy                                   340,514(b,e,g,h)             --
James Fisher & Sons                                    39,396                 280,119
Mears Group                                            92,791                 428,449
N Brown Group                                         104,127                 445,114
Rightmove                                              39,574                 341,365
Ultra Electronics Holdings                             28,530                 615,760
VT Group                                               69,318                 616,982
Xchanging                                             112,469                 410,760
                                                                      ---------------
Total                                                                       8,093,807
-------------------------------------------------------------------------------------

UNITED STATES (39.1%)
Acadia Pharmaceuticals                                 67,888(b)               88,254
Akamai Technologies                                    16,300(b,f)            358,600
Allied Nevada Gold                                     24,600(b,f)            234,930
AMCOL Intl                                              9,600(f)              249,984
Ameron Intl                                             4,600                 271,308
AmSurg                                                 18,950(b)              399,277
Anworth Mtge Asset                                     41,600(f)              296,608
Applied Industrial Technologies                        16,700                 337,841
AptarGroup                                              9,200                 324,852
Arena Pharmaceuticals                                  80,315(b,f)            283,512
Ariba                                                  25,200(b,f)            297,864
ARRIS Group                                            25,200(b,f)            258,552
Artio Global Investors                                 14,100(b)              331,491
BPZ Resources                                          42,400(b)              267,120
Brocade Communications Systems                         30,200(b)              259,116
Cal Dive Intl                                          42,800(b)              328,704
Capstead Mtge                                          25,100                 330,316
Carlisle Companies                                      9,100                 282,464
Carpenter Technology                                   13,800                 290,214
Carter's                                               12,300(b)              290,280
Cato Cl A                                              13,400(f)              264,114
Centene                                                19,200(b)              342,336
CIRCOR Intl                                             8,400                 228,900
Cogdell Spencer                                        60,000                 278,400
Comverse Technology                                    32,800(b)              275,028
CRA Intl                                               16,800(b,f)            415,800
Crane                                                   9,300                 259,005
CreXus Investment                                      12,700(b)              180,086
Cubic                                                   6,400                 222,144
Dollar Financial                                       12,800(b,f)            240,256
DSP Group                                              31,800(b)              183,804
DSW Cl A                                               20,900(b)              401,280
Duff & Phelps Cl A                                     15,500(f)              266,445
EF Johnson Technologies                                49,700(b)               67,095
EMCOR Group                                            14,300(b,f)            337,767
Emulex                                                 34,000(b)              343,400
First Busey                                            30,757                 119,030
First Financial Holdings                               15,900(f)              214,491
Flowers Foods                                          14,850(f)              346,896
Flushing Financial                                     30,200                 339,146
Force Protection                                       45,200(b)              198,880
GeoEye                                                 11,000(b,f)            279,070
Great Lakes Dredge & Dock                              51,500                 315,695
Grubb & Ellis                                         179,500(b,f)            267,455
Grubb & Ellis                                           2,200(b,e)            220,000
H&E Equipment Services                                 26,700(b,f)            283,020
Hatteras Financial                                      2,300(f)               64,630
Hudson Valley Holding                                  12,400(f)              310,000
Imation                                                38,400(f)              338,688
Incyte                                                 33,800(b,f)            199,082
Inspire Pharmaceuticals                                44,100(b)              197,127
Integral Systems                                       26,900(b,f)            225,960
Investors Real Estate Trust                            39,700(f)              332,289
Jaguar Mining                                          35,400(b,f)            297,714
JDA Software Group                                     15,700(b)              311,488
Kansas City Life Insurance                              6,700(f)              179,828
King Pharmaceuticals                                   33,900(b)              343,407
Kirby                                                   9,200(b,f)            310,960
Knot                                                   36,328(b,f)            387,620
Lance                                                  13,800                 332,856
Leap Wireless Intl                                     18,900(b,f)            249,858


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED STATES (CONT.)
LHC Group                                              11,200(b,f)           $312,592
Lincoln Educational Services                           16,200(b,f)            321,084
ManTech Intl Cl A                                       6,800(b)              298,248
MAXIMUS                                                 6,200                 286,812
MB Financial                                            8,600(f)              153,768
Medicines                                              45,400(b,f)            326,426
MEDNAX                                                  6,500(b,f)            337,480
MFA Financial                                          41,900(f)              310,898
Michael Baker                                           7,500(b,f)            267,750
NBTY                                                    8,200(b)              298,562
NETGEAR                                                18,200(b)              331,786
Neutral Tandem                                         14,900(b,f)            314,241
Northern Oil and Gas                                   32,000(b)              291,840
Novatel Wireless                                       37,700(b,f)            336,284
Odyssey HealthCare                                     27,000(b)              376,380
OfficeMax                                              29,300(b)              334,899
Old Natl Bancorp                                       29,700                 307,989
OSI Systems                                            16,900(b,f)            331,747
Park Electrochemical                                   12,400                 278,752
Parkervision                                           47,200(b,f)            130,744
Portland General Electric                              16,600                 308,594
Prospect Capital                                       32,200(f)              319,746
Quidel                                                 23,100(b,f)            330,330
Regis                                                  22,800                 370,272
Rentech                                               198,100(b,f)            247,625
ResCare                                                27,100(b)              326,013
Retail Ventures                                        51,700(b,f)            331,397
Rigel Pharmaceuticals                                  57,354(b,f)            367,639
Rosetta Resources                                      23,500(b)              317,955
RSC Holdings                                           40,000(b,f)            269,600
SeaChange Intl                                         32,500(b)              220,025
Shutterfly                                             16,800(b,f)            236,880
SRA Intl Cl A                                          14,000(b)              262,640
Swift Energy                                           13,500(b)              285,930
TAL Intl Group                                         23,700(f)              281,082
Terex                                                  18,400(b,f)            372,048
Titanium Asset Management                              95,000(b,e)            237,500
Trimble Navigation                                      5,400(b,f)            113,238
TTM Technologies                                       23,500(b)              238,995
Unisource Energy                                       11,700                 337,896
Universal Stainless & Alloy Products                   16,400(b,f)            247,476
W&T Offshore                                           25,000(f)              291,250
Westar Energy                                          16,600                 317,890
World Acceptance                                        7,300(b,f)            183,157
Zebra Technologies Cl A                                 9,000(b,f)            225,000
                                                                      ---------------
Total                                                                      29,740,797
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $69,065,163)                                                       $74,530,810
-------------------------------------------------------------------------------------



PREFERRED STOCKS & OTHER (0.5%)(c)
ISSUER                                                 SHARES                VALUE(a)
UNITED KINGDOM (--%)
Titanium Asset Management
 Warrants                                              95,000(b,e,g)              $--
-------------------------------------------------------------------------------------

UNITED STATES (0.5%)
Callaway Golf Series B Cv                               2,700(d)              310,986
Oilsands Quest
 Warrants                                              98,350(b,e)             47,734
Rentech
 Warrants                                               7,000(b,e,g)               --
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS & OTHER
(Cost: $268,935)                                                             $358,720
-------------------------------------------------------------------------------------





BONDS (0.3%)(c)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

CANADA (0.3%)
Scorpio Mining Cv
 03-05-11                             7.00%           $238,400(e)            $202,242
-------------------------------------------------------------------------------------

UNITED STATES (--%)
Nova Biosource Fuels
 Sr Secured Cv
 09-30-12                            10.00             948,707(d)               2,372
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $1,182,593)                                                           $204,614
-------------------------------------------------------------------------------------






                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MONEY MARKET FUND (1.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%               1,020,118(i)         $1,020,118
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,020,118)                                                         $1,020,118
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (23.9%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     18,241,907           $18,241,907
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $18,241,907)                                                       $18,241,907
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $89,778,716)(j)                                                    $94,356,169
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2009:


                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS           VALUE
-----------------------------------------------------------------------
Aerospace & Defense                           3.2%           $2,414,782
Air Freight & Logistics                       0.6               448,861
Auto Components                               0.9               670,960
Biotechnology                                 1.2               938,487
Building Products                             0.4               271,308
Capital Markets                               3.9             2,949,113
Chemicals                                     1.1               851,515
Commercial Banks                              3.0             2,266,502
Commercial Services & Supplies                2.7             2,077,580
Communications Equipment                      2.9             2,181,102
Computers & Peripherals                       1.4             1,059,884
Construction & Engineering                    3.8             2,867,627
Construction Materials                        0.8               607,150
Consumer Finance                              0.6               423,413
Containers & Packaging                        0.4               324,852
Distributors                                  0.8               624,214
Diversified Consumer Services                 2.2             1,702,076
Diversified Financial Services                1.4             1,063,850
Diversified Telecommunication                                   314,241
  Services                                    0.4
Electric Utilities                            1.3               964,380
Electrical Equipment                          1.3               977,366
Electronic Equipment, Instruments &                           1,180,486
  Components                                  1.5
Energy Equipment & Services                   2.0             1,504,414
Entertainment                                 0.4               310,986
Food & Staples Retailing                      1.0               759,754
Food Products                                 3.4             2,597,029
Health Care Equipment & Supplies              1.6             1,196,543


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS           VALUE
-----------------------------------------------------------------------
Health Care Providers & Services              2.7%           $2,094,078
Hotels, Restaurants & Leisure                 0.6               460,409
Household Durables                            1.3               956,609
Household Products                            0.4               341,062
Independent Power Producers & Energy                            518,055
  Traders                                     0.7
Industrial Conglomerates                      0.9               698,273
Insurance                                     1.3             1,003,891
Internet & Catalog Retail                     1.4             1,032,898
Internet Software & Services                  1.5             1,163,091
IT Services                                   1.9             1,484,420
Life Sciences Tools & Services                0.9               685,016
Machinery                                     3.9             2,938,214
Marine                                        0.4               310,960
Media                                         1.4             1,055,428
Metals                                        0.3               202,242
Metals & Mining                               4.2             3,224,123
Multiline Retail                              0.8               587,038
Office Electronics                            0.3               225,000
Oil, Gas & Consumable Fuels                   5.0             3,760,694
Other Industry                                 --                 2,372
Personal Products                             1.0               737,576
Pharmaceuticals                               1.8             1,407,250
Professional Services                         0.5               415,800
Real Estate Investment Trusts (REITs)         2.8             2,134,735
Real Estate Management & Development          1.6             1,241,494
Road & Rail                                   0.9               684,195
Semiconductors & Semiconductor                                1,674,472
  Equipment                                   2.2
Software                                      3.6             2,783,888
Specialty Retail                              4.4             3,361,656
Textiles, Apparel & Luxury Goods              2.2             1,707,690
Thrifts & Mortgage Finance                    0.7               553,637
Trading Companies & Distributors              1.9             1,483,285
Water Utilities                               0.5               366,260
Wireless Telecommunication Services           0.3               249,858
Other(1)                                     25.2            19,262,025
-----------------------------------------------------------------------
Total                                                       $94,356,169
-----------------------------------------------------------------------



(1) Cash & Cash Equivalents.



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS IN DERIVATIVES

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009



                           CURRENCY TO         CURRENCY TO      UNREALIZED     UNREALIZED
EXCHANGE DATE              BE DELIVERED        BE RECEIVED     APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------
Nov. 2, 2009                       82,503             80,343          $--             $(77)
                              Swiss Franc        U.S. Dollar
------------------------------------------------------------------------------------------
Nov. 2, 2009                      114,551             69,757           --              (75)
                              U.S. Dollar      British Pound
------------------------------------------------------------------------------------------
Nov. 2, 2009                       29,826             41,802            6               --
                              U.S. Dollar   Singapore Dollar
------------------------------------------------------------------------------------------
Nov. 3, 2009                      142,542            101,844          120               --
                         Singapore Dollar        U.S. Dollar
------------------------------------------------------------------------------------------
Nov. 4, 2009                    7,481,678             82,471           --             (649)
                             Japanese Yen        U.S. Dollar
------------------------------------------------------------------------------------------
Nov. 5, 2009                      184,477            168,734        2,760               --
                        Australian Dollar        U.S. Dollar
------------------------------------------------------------------------------------------
Nov. 12, 2009                       8,497              7,962          115               --
                          Canadian Dollar        U.S. Dollar
------------------------------------------------------------------------------------------
Total                                                              $3,001            $(801)
------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2009, the value of these securities amounted to $313,358 or 0.4% of net assets.


--------------------------------------------------------------------------------
22  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Oct. 31, 2009 was $712,296, representing 0.9% of net assets. Information concerning such security holdings at Oct. 31, 2009 is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                 COST
     --------------------------------------------------------------------------
     Grubb & Ellis                               10-23-09              $220,000
     Infinity Bio-Energy                  05-16-06 thru 05-14-07      1,537,569
     Oilsands Quest
       Warrants                           12-04-07 thru 05-01-09             --
     Rentech
       Warrants                                  04-20-07                    --
     Scorpio Mining
       7.00% Cv 2011                             05-02-08               233,886
     Titanium Asset Management                   06-13-07               570,000
     Titanium Asset Management
       Warrants                                  06-13-07                    --
     Value Creation                       08-10-06 thru 04-30-07        591,585


(f) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(g)  Negligible market value.

(h) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(i) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(j) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $96,288,735 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $6,788,854
     Unrealized depreciation                          (8,721,420)
     -----------------------------------------------------------
     Net unrealized depreciation                     $(1,932,566)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
24  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                              --------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Capital Markets               $2,944,293              $--        $4,820       $2,949,113
    Hotels, Restaurants &
     Leisure                         401,870           58,539            --          460,409
    Industrial
     Conglomerates                   689,619            8,654            --          698,273
    Real Estate Management
     & Development                 1,021,494               --       220,000        1,241,494
    All Other
     Industries(a)                30,226,450       38,955,071(b)         --       69,181,521
  Preferred Stocks & Other
    Entertainment                         --          310,986            --          310,986
    All Other
     Industries(a)                    47,734               --            --           47,734
--------------------------------------------------------------------------------------------
Total Equity Securities           35,331,460       39,333,250       224,820       74,889,530
--------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities                            --            2,372       202,242          204,614
--------------------------------------------------------------------------------------------
Total Bonds                               --            2,372       202,242          204,614
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                        1,020,118               --            --        1,020,118
  Investments of Cash
    Collateral Received
    for Securities on Loan        18,241,907               --            --       18,241,907
--------------------------------------------------------------------------------------------
Total Other                       19,262,025               --            --       19,262,025
--------------------------------------------------------------------------------------------
Investments in Securities         54,593,485       39,335,622       427,062       94,356,169
Other Financial
  Instruments(d)                          --            2,200            --            2,200
--------------------------------------------------------------------------------------------
Total                            $54,593,485      $39,337,822      $427,062      $94,358,369
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(a) All industry classifications are identified in the Portfolio of Investments.

(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.

(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                       CORPORATE
                                           COMMON        DEBT
                                           STOCKS     SECURITIES      TOTAL
----------------------------------------------------------------------------
Balance as of Oct. 31, 2008                    $--     $144,114     $144,114
  Accrued discounts/premiums                    --           --           --
  Realized gain (loss)                          --           --           --
  Change in unrealized appreciation
    (depreciation)*                       (492,550)      58,128     (434,422)
  Net purchases (sales)                    220,000           --      220,000
  Transfers in and/or out of Level 3       497,370           --      497,370
----------------------------------------------------------------------------
Balance as of Oct. 31, 2009               $224,820     $202,242     $427,062
----------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2009 was ($2,141,649).



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
26  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009

ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $70,516,691)              $ 75,094,144
  Affiliated money market fund (identified cost $1,020,118)           1,020,118
  Investments of cash collateral received for securities on loan
    (identified cost $18,241,907)                                    18,241,907
-------------------------------------------------------------------------------
Total investments in securities (identified cost $89,778,716)        94,356,169
Foreign currency holdings (identified cost $417)                            408
Capital shares receivable                                               296,420
Dividends and accrued interest receivable                               186,689
Receivable for investment securities sold                             1,328,149
Unrealized appreciation on forward foreign currency contracts             3,001
-------------------------------------------------------------------------------
Total assets                                                         96,170,836
-------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                         220,000
Capital shares payable                                                  119,956
Payable for investment securities purchased                           1,119,940
Payable upon return of securities loaned                             18,241,907
Unrealized depreciation on forward foreign currency contracts               801
Accrued investment management services fees                               2,033
Accrued distribution fees                                                 1,068
Accrued transfer agency fees                                             64,400
Accrued administrative services fees                                        171
Accrued plan administration services fees                                     9
Other accrued expenses                                                   94,533
Other payables                                                               17
-------------------------------------------------------------------------------
Total liabilities                                                    19,864,835
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 76,306,001
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $      7,340
Additional paid-in capital                                          149,944,250
Net investment income                                                   168,370
Accumulated net realized gain (loss)                                (78,393,368)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          4,579,409
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 76,306,001
-------------------------------------------------------------------------------



* Including securities on
  loan, at value            $16,948,182
---------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $49,066,364            4,434,007                      $11.07(1)
Class B                     $ 1,814,775              197,153                      $ 9.20
Class C                     $23,310,950            2,519,828                      $ 9.25
Class R2                    $ 1,350,351              124,044                      $10.89
Class R5                    $   763,561               65,022                      $11.74
----------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $11.75. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  1,376,830
Interest                                                                 63,639
Income distributions from affiliated money market fund                    1,836
Income from securities lending -- net                                    17,642
  Less foreign taxes withheld                                           (31,730)
-------------------------------------------------------------------------------
Total income                                                          1,428,217
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     800,616
Distribution fees
  Class A                                                               116,307
  Class B                                                                16,981
  Class C                                                               203,513
  Class R2                                                                3,872
Transfer agency fees
  Class A                                                               317,271
  Class B                                                                11,816
  Class C                                                               137,350
  Class R2                                                                3,259
  Class R5                                                               27,826
Administrative services fees                                             21,642
Plan administration services fees -- Class R2                             1,175
Compensation of board members                                             2,437
Custodian fees                                                          131,891
Printing and postage                                                     56,431
Registration fees                                                        88,535
Professional fees                                                        47,159
Other                                                                    12,300
-------------------------------------------------------------------------------
Total expenses                                                        2,000,381
-------------------------------------------------------------------------------
Investment income (loss) -- net                                        (572,164)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (63,751,579)
  Foreign currency transactions                                         (85,110)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (63,836,689)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 80,115,144
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                16,278,455
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 15,706,291
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                        2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   (572,164) $    (271,997)
Net realized gain (loss) on investments                             (63,836,689)   (13,245,766)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
    currencies                                                       80,115,144   (105,000,158)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      15,706,291   (118,517,921)
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class A                                                                  --    (13,160,457)
    Class B                                                                  --       (866,033)
    Class C                                                                  --     (1,321,536)
    Class D*                                                                N/A     (5,278,857)
    Class R2                                                                 --        (68,643)
    Class R5                                                                 --     (5,817,179)
----------------------------------------------------------------------------------------------
Total distributions                                                          --    (26,512,705)
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED OCT. 31,                                                        2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  5,037,535  $   7,378,990
  Class B shares                                                         93,492        173,682
  Class C shares                                                      2,419,223      1,867,535
  Class D shares*                                                           N/A      1,861,470
  Class R2 shares                                                       792,541        417,328
  Class R5 shares                                                     1,385,101      3,133,991
Reinvestment of distributions at net asset value
  Class A shares                                                             --     10,792,230
  Class B shares                                                             --        792,446
  Class C shares                                                             --      1,277,247
  Class D shares*                                                           N/A      5,007,122
  Class R2 shares                                                            --         68,644
  Class R5 shares                                                            --      5,814,864
Conversions from Class B to Class A
  Class A shares                                                        221,143      1,030,940
  Class B shares                                                       (221,143)    (1,030,940)
Conversions from Class D to Class C
  Class C shares                                                            N/A     37,054,761
  Class D shares*                                                           N/A    (37,054,761)
Payments for redemptions
  Class A shares                                                    (20,495,924)   (22,066,383)
  Class B shares                                                       (377,679)    (1,683,611)
  Class C shares                                                     (5,987,086)    (5,835,244)
  Class D shares*                                                           N/A     (5,362,385)
  Class R2 shares                                                      (163,115)      (117,524)
  Class R5 shares                                                   (25,026,669)    (2,041,885)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (42,322,581)     1,478,517
----------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note 10)                        1,495,518        175,439
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (25,120,772)  (143,376,670)
Net assets at beginning of year                                     101,426,773    244,803,443
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 76,306,001  $ 101,426,773
----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $    168,370  $     (68,432)
----------------------------------------------------------------------------------------------


*   Effective May 16, 2008, Class D shares converted to Class C shares.

Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.25       $19.54      $18.78      $16.63      $13.67
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.06)        (.02)       (.04)       (.08)       (.09)
Net gains (losses) (both realized and
 unrealized)(a)                                      2.71        (9.22)       3.11        2.66        3.05
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.65        (9.24)       3.07        2.58        2.96
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note
 10)                                                  .17(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.07        $8.25      $19.54      $18.78      $16.63
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       34.18%(b)   (52.47%)(c)  18.59%      20.30%      21.65%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.35%        1.91%       1.79%       1.82%       1.98%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.56%)       (.13%)      (.19%)      (.43%)      (.57%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $49          $50        $126        $119        $111
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.92       $16.85      $16.61      $14.93      $12.38
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)        (.11)       (.15)       (.19)       (.18)
Net gains (losses) (both realized and
 unrealized)(a)                                      2.25        (7.77)       2.70        2.30        2.73
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.13        (7.88)       2.55        2.11        2.55
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note
 10)                                                  .15(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.20        $6.92      $16.85      $16.61      $14.93
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       32.95%(b)   (52.82%)(c)  17.77%      19.40%      20.60%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      3.12%        2.66%       2.54%       2.57%       2.73%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.33%)       (.88%)      (.94%)     (1.18%)     (1.32%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $2          $7         $10         $17
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.95       $16.91      $16.67      $14.98      $12.40
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)        (.10)       (.15)       (.19)       (.19)
Net gains (losses) (both realized and
 unrealized)(a)                                      2.27        (7.81)       2.70        2.31        2.77
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.15        (7.91)       2.55        2.12        2.58
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note
 10)                                                  .15(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.25        $6.95      $16.91      $16.67      $14.98
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       33.09%(b)   (52.80%)(c)  17.70%      19.41%      20.81%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      3.09%        2.66%       2.54%       2.57%       2.73%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.30%)       (.88%)      (.94%)     (1.18%)     (1.32%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $23          $21          $8          $7          $6
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R2*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.13       $19.34      $18.65      $16.56      $13.64
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.07)        (.05)       (.08)       (.12)       (.13)
Net gains (losses) (both realized and
 unrealized)(a)                                      2.66        (9.11)       3.08        2.64        3.05
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.59        (9.16)       3.00        2.52        2.92
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note
 10)                                                  .17(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.89        $8.13      $19.34      $18.65      $16.56
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       33.95%(b)   (52.62%)(c)  18.30%      20.00%      21.41%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.46%        2.16%       2.04%       2.07%       2.23%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.69%)       (.38%)      (.44%)      (.68%)      (.82%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $--          $1         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R5*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.68       $20.34      $19.36      $17.02      $13.91
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)         .07         .08         .03         .01
Net gains (losses) (both realized and
 unrealized)(a)                                      2.90        (9.68)       3.21        2.74        3.10
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.88        (9.61)       3.29        2.77        3.11
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note
 10)                                                  .18(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.74        $8.68      $20.34      $19.36      $17.02
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       35.25%(b)   (52.20%)(c)  19.24%      20.99%      22.36%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.69%        1.28%       1.21%       1.26%       1.36%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.15%)        .50%        .38%        .13%        .05%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $28         $57         $12         $10
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
* Effective June 13, 2009, Class R and Class I shares were redesignated as Class R2 and Class R5 shares, respectively.
(a) Certain per share amounts for periods prior to November 1, 2006 were reclassified to conform to the current period's presentation.
(b) During the year ended Oct. 31, 2009, the Fund received proceeds from regulatory settlements (see Note 10 to the Financial Statements). Had the Fund not received these proceeds, the total return would have been lower by 2.11%.
(c) In June 2008, the Global Smaller Companies Fund received its portion of the proceeds from a regulatory settlement between an unaffiliated third party and the SEC, which increased the total return by 0.09%.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Global Smaller Companies Fund (the Fund) is a series of Seligman Global Fund Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company and has 400 million authorized shares of capital stock. The Fund generally invests in equity securities of smaller U.S. and non-U.S. companies.

The Fund offers Class A, Class B, Class C, Class R2 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Effective June 13, 2009, Class R and Class I shares were redesignated as Class R2 and Class R5 shares, respectively. Class R2 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Prior to June 13, 2009, Class R shares (redesignated to Class R2 shares) charged a 1% CDSC on shares sold within one year of initial purchase.

Effective May 16, 2008, Class D shares converted to Class C shares and as of that date the Fund no longer offers Class D shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
36  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments), as administrator to the Funds, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of multiple denominations, primarily Canadian dollars.

ILLIQUID SECURITIES
At Oct. 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2009 was $712,296 representing 0.93% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course

--------------------------------------------------------------------------------
38  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

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of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Foreign exchange     Unrealized                       Unrealized
  contracts          appreciation on                  depreciation on
                     forward foreign                  forward foreign
                     currency contracts     $3,001    currency contracts      $801
-------------------------------------------------------------------------------------------
Total                                       $3,001                            $801
-------------------------------------------------------------------------------------------




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40  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

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EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2009


      AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                          $16,369
------------------------------------------------------------------------------
Total                                               $16,369
------------------------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                    INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                           $136
------------------------------------------------------------------------------
Total                                                $136
------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $600,000 at Oct. 31, 2009. The monthly average gross notional amount for these contracts was $300,000 for the year ended Oct. 31, 2009. The fair value of these contracts on Oct. 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
On Nov. 7, 2008, RiverSource Investments announced the closing of its acquisition (the Acquisition) of J&W. Seligman & Co. Incorporated (JWS). With the Acquisition completed and the shareholders of the Funds having previously approved (at a Special meeting held in November 2008) a new Investment Management Services Agreement between RiverSource Investments and the Fund, RiverSource Investments is the new Investment Manager of the Fund effective Nov. 7, 2008.

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. Effective June 29, 2009, the management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.95% to 0.85% as the Fund's assets increase.

Prior to June 29, 2009, the Investment Manager received an annual fee equal to a percentage of the fund's average daily net assets that declined from 1.00% to 0.90% as the Fund's assets increased. The management fee for the year ended Oct. 31, 2009 was 0.98% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on June 29, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


more information. For the year ended Oct. 31, 2009, RiverSource Investments and JWS received $783,838 and $16,778 in management fees, respectively.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Wellington Management Company, LLP to subadvise the assets of the Fund.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective June 29, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee was 0.03% of the Fund's average daily net assets for the year ended Oct. 31, 2009. Prior to June 29, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on June 29, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent. Prior to Nov. 7, 2008, administrative services were provided to the Fund by JWS as part of its former management agreement with the Fund.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $729.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. Effective June 15, 2009, the Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also

--------------------------------------------------------------------------------
42  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees were $1,360,892 for the period from June 15, 2009 through Oct. 31, 2009, which are included in the transfer agency fees in the Statement of Operations.

Prior to June 15, 2009, Seligman Data Corp. (SDC), owned by six associated investment companies provided shareholder servicing and transfer agency services to the Fund, as well as certain other Seligman funds. In January 2009, the Board approved the Fund's termination of the shareholder servicing and transfer agency relationship with SDC and the engagement of RiverSource Service Corporation to provide shareholder servicing and transfer agency services. As a result of the Board's termination of the shareholder servicing and transfer agency relationship with SDC (which was SDC's sole business), SDC has exited the transfer agent business, effective June 15, 2009.

For the period from Nov. 1, 2008 to June 15, 2009, SDC charged the Fund $258,769 for shareholder account and transfer agent services in accordance with a methodology approved by the Fund's Board. Class R5 shares (formerly designated Class I shares prior to June 13, 2009) received more limited shareholder services than the Fund's other classes of shares. SDC did not allocate to Class R5 the costs of any of its departments that did not provide services to the Class R5 shareholders. Costs of SDC directly attributable to the other classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class R5 shares were charged to Class R5. The remaining charges were allocated to all classes by SDC pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

In connection with the termination of the Fund's relationship with SDC, the Fund incurred certain non-recurring charges including charges relating to the remaining periods of SDC's leases (the Non-Recurring Charges). These Non-Recurring Charges were incurred over a period from Jan. 28, 2009 to June 12, 2009, and amounted to $121,118 or 0.15% of the Fund's average daily net assets for the year ended Oct. 31, 2009. These Non-Recurring Charges are included in transfer agency fees in the Statement of Operations.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by SDC,

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


including the payment of rent by SDC (the Guaranty). The lease and the related Guaranty expire in January 2019. As of Oct. 31, 2009, the Fund's total potential future obligation under the Guaranty over the life of the Guaranty is $123,990. The liability remaining at Oct. 31, 2009 for Non-Recurring Charges amounted to $63,528 and is included within accrued transfer agency fees in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement, effective June 15, 2009, the Fund pays the Transfer Agent an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The fund has an agreement with RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% was reimbursed for distribution expenses. For Class R shares (redesignated Class R2 shares on June 13, 2009), of the 0.50% fee, up to 0.25% of the fee was reimbursed for distribution expenses. The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) for the Fund was approximately $28,000, $3,842,000, and $35,000 for Class B, Class C and Class R (redesignated Class R2 on June 13,
2009) shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing the Fund's shares were $442 for Class A, $2,413 for Class B and $2,548 for Class C shares for the year ended Oct. 31, 2009. Effective June 13, 2009, the 1% CDSC was eliminated for Class R2 shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $111,034,884 and $148,210,262, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
44  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the fund for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2009       2008(A)
------------------------------------------------------------------
CLASS A
Sold                                           541,589     518,475
Converted from Class B(b)                       25,555      74,235
Reinvested distributions                            --     654,358
Redeemed                                    (2,220,050) (1,583,334)
------------------------------------------------------------------
Net increase (decrease)                     (1,652,906)   (336,266)
------------------------------------------------------------------

CLASS B
Sold                                            13,654      14,571
Reinvested distributions                            --      56,699
Converted to Class A(b)                        (30,806)    (88,066)
Redeemed                                       (51,095)   (146,260)
------------------------------------------------------------------
Net Increase (decrease)                        (68,247)   (163,056)
------------------------------------------------------------------

CLASS C
Sold                                           322,566     164,741
Converted from Class D(c)                          N/A      95,475
Reinvested distributions                            --   2,794,477
Redeemed                                      (817,795)   (536,339)
------------------------------------------------------------------
Net Increase (decrease)                       (495,229)  2,518,354
------------------------------------------------------------------

CLASS D
Sold                                               N/A     144,712
Reinvested distributions                           N/A     353,860
Converted to Class C(c)                            N/A  (2,798,698)
Redeemed                                           N/A    (421,016)
------------------------------------------------------------------
Net Increase (decrease)                            N/A  (2,721,142)
------------------------------------------------------------------

CLASS R2(d)
Sold                                            86,287      29,377
Reinvested distributions                            --       4,245
Redeemed                                       (18,850)     (9,081)
------------------------------------------------------------------
Net Increase (decrease)                         67,437      24,541
------------------------------------------------------------------

CLASS R5(d)
Sold                                           166,173     226,419
Reinvested distributions                            --     337,495
Redeemed                                    (3,322,869)   (146,295)
------------------------------------------------------------------
Net Increase (decrease)                     (3,156,696)    417,619
------------------------------------------------------------------


(a) Certain line items from the prior year have been renamed to conform to the current year presentation.
(b) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c) Effective May 16, 2008, Class D shares converted to Class C shares.
(d) Effective June 13, 2009, Class R and Class I shares were redesignated as Class R2 and Class R5 shares, respectively.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $16,948,182 were on loan, secured by cash collateral of $18,241,907 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $17,642 earned from securities lending for the year ended Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $13,627,281 and $12,607,163,

--------------------------------------------------------------------------------
46  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing the prior credit facilities. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to the Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

For the period from June 17, 2009 through to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to the Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

Prior to June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings during the year ended Oct. 31, 2009.

10. PROCEEDS FROM REGULATORY SETTLEMENTS

During the year ended Oct. 31, 2009, as a result of settlements of administrative proceedings brought by the Securities and Exchange Commission against unaffiliated third parties relating to market timing and/or late trading of mutual funds, the Fund received $945,518, which represented the Fund's portion of the proceeds from the settlements (the Fund was not a party to the proceedings). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino entered into a stipulation of settlement with the Office of the Attorney General of the State of New York
(NYAG) and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $550,000 to the Fund. The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $808,966 and accumulated net realized loss has been increased by $60,871 resulting in net reclassification adjustments to decrease paid-in capital by $748,095.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                           2009      2008
---------------------------------------------------------------
Ordinary income.............................   $--  $ 8,789,308
Long-term capital gain......................    --   17,723,397




--------------------------------------------------------------------------------
48  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

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At Oct. 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income..................  $    473,334
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(72,186,731)
Unrealized appreciation (depreciation).........  $ (1,932,192)


For federal income tax purposes, the Fund had a capital loss carry-over of $72,186,731 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:

    2016           2017
-----------    -----------
$12,733,602    $59,453,129


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over have been offset or expire. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

The Board of Directors of Seligman Global Smaller Companies Fund has approved in principle the proposed merger of the Fund into RiverSource Partners International Small Cap Fund. At a Special Meeting of Shareholders scheduled to be held during the first quarter of 2010, shareholders will vote on the proposal.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
50  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
52  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN GLOBAL SMALLER COMPANIES FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Global Smaller Companies Fund (the
Fund) (one of the portfolios constituting the Seligman Global Fund Series, Inc.) as of October 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through October 31, 2008, were audited by other auditors whose report dated December 30, 2008, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Global Smaller Companies Fund of the Seligman Global Fund Series, Inc. at October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
54  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (94.6%)
ISSUER                                                 SHARES                VALUE(a)
COMMUNICATIONS EQUIPMENT (6.0%)
Cisco Systems                                           619,349(b)        $14,152,125
QUALCOMM                                                307,871            12,748,938
                                                                      ---------------
Total                                                                      26,901,063
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (17.9%)
Acer                                                    902,060(c)          2,126,345
Apple                                                    94,255(b)         17,767,068
Electronics for Imaging                                 286,103(b,e)        3,335,961
EMC                                                     758,752(b)         12,496,645
Hewlett-Packard                                         331,845            15,749,364
IBM                                                      55,793             6,729,194
NetApp                                                  716,293(b)         19,375,725
Netezza                                                 237,004(b,e)        2,189,917
                                                                      ---------------
Total                                                                      79,770,219
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
BM&FBOVESPA                                             526,800(c)          3,396,297
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
BT Group                                                930,437(c)          1,993,686
Koninklijke (Royal) KPN                                 191,332(c)          3,470,166
Telecom Italia                                        1,392,308(c)          2,211,642
                                                                      ---------------
Total                                                                       7,675,494
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (6.9%)
Hon Hai Precision Industry                            1,890,000(c)          7,403,035
Ibiden                                                   59,700(c)          2,137,529
Murata Mfg                                               64,200(c)          3,132,596
Nidec                                                    48,600(c)          4,103,659
Taiyo Yuden                                             298,000(c)          3,353,082
TDK                                                      47,000(c)          2,702,455
Tivit Terceirizacao de Tecnologia e Servicos            784,703(b,c)        6,012,862
Tripod Technology                                       757,000(c)          1,894,274
                                                                      ---------------
Total                                                                      30,739,492
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (6.7%)
eBay                                                     74,500(b)          1,659,115
Open Text                                               473,169(b,c)       17,526,180
SINA                                                     59,700(b,c)        2,232,183
TelecityGroup                                           377,657(b,c)        2,072,553
VeriSign                                                274,308(b,e)        6,256,965
                                                                      ---------------
Total                                                                      29,746,996
-------------------------------------------------------------------------------------

IT SERVICES (7.6%)
Amdocs                                                  844,938(b,c)       21,292,438
Fidelity Natl Information Services                      190,148             4,137,620
Mphasis                                                 178,100(c)          2,537,006
Rolta India                                           1,182,600(c)          4,297,770
Xchanging                                               519,618(c)          1,897,751
                                                                      ---------------
Total                                                                      34,162,585
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.0%)
Konica Minolta Holdings                                 247,000(c)          2,320,379
Xerox                                                   300,100             2,256,752
                                                                      ---------------
Total                                                                       4,577,131
-------------------------------------------------------------------------------------

PHARMACEUTICALS (1.1%)
Abbott Laboratories                                      94,533             4,780,534
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.0%)
Advanced Semiconductor
 Engineering ADR                                        307,033(c,e)        1,188,218
Applied Materials                                       173,600             2,117,920
Avago Technologies                                      157,899(b,c)        2,368,485
Marvell Technology Group                                117,217(b,c)        1,608,217
Natl Semiconductor                                      226,700             2,933,498
Novellus Systems                                        159,800(b)          3,288,684
                                                                      ---------------
Total                                                                      13,505,022
-------------------------------------------------------------------------------------

SOFTWARE (41.4%)
Adobe Systems                                           203,627(b)          6,707,473
AsiaInfo Holdings                                       168,082(b,c,e)      3,707,889
Aspen Technology                                        541,708(b,e)        5,660,849


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SOFTWARE (CONT.)
BMC Software                                            309,056(b)        $11,484,521
Check Point Software Technologies                       747,705(b,c,e)     23,231,195
JDA Software Group                                      145,700(b)          2,890,688
Longtop Financial Technologies ADR                      129,496(b,c,e)      3,431,644
MacDonald, Dettwiler &
 Associates                                               2,000(b,c)           68,150
Magma Design Automation                                 159,812(b,e)          343,596
McAfee                                                   53,667(b)          2,247,574
Mentor Graphics                                         719,891(b)          5,255,204
Micro Focus Intl                                      2,241,205(c)         12,390,159
Microsoft                                               568,916            15,776,041
Misys                                                   236,755(b,c)          801,397
NCSoft                                                   16,650(c)          1,781,471
NICE Systems ADR                                         42,884(b,c,e)      1,328,117
Nuance Communications                                   630,699(b)          8,268,464
Oracle                                                  660,672            13,940,179
Parametric Technology                                 1,009,336(b)         15,049,200
SonicWALL                                               428,334(b)          3,400,972
Symantec                                              1,209,662(b,e)       21,265,858
Synopsys                                                999,072(b)         21,979,584
Totvs                                                    45,700(c)          2,491,760
Websense                                                131,019(b,e)        2,104,165
                                                                      ---------------
Total                                                                     185,606,150
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Vodacom Group                                           291,100(b,c)        2,020,167
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $386,649,170)                                                     $422,881,150
-------------------------------------------------------------------------------------



MONEY MARKET FUND (6.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%              27,407,551(d)        $27,407,551
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $27,407,551)                                                       $27,407,551
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (8.9%)
                                                       SHARES                VALUE(a)

CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     39,556,815           $39,556,815
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $39,556,815)                                                       $39,556,815
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $453,613,536)(f)                                                  $489,845,516
=====================================================================================





SUMMARY OF INVESTMENTS IN SECURITIES BY COUNTRY

The following table represents the portfolio investments of the Fund by county as a percentage of net assets at Oct. 31, 2009.

                                                    PERCENTAGE OF
COUNTRY                                               NET ASSETS
-----------------------------------------------------------------
Bermuda                                                   0.4%
Brazil                                                    2.7
Canada                                                    3.9
China                                                     2.1
Guernsey                                                  4.8
India                                                     1.5
Israel                                                    5.4
Italy                                                     0.5
Japan                                                     4.0


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

                                                    PERCENTAGE OF
COUNTRY                                               NET ASSETS
-----------------------------------------------------------------
Netherlands                                               0.8%
Singapore                                                 0.5
South Africa                                              0.5
South Korea                                               0.4
Taiwan                                                    2.8
United Kingdom                                            4.3
-----------------------------------------------------------------
Total Foreign Securities                                 34.6%
United States                                            75.0%
-----------------------------------------------------------------



INVESTMENTS IN DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009



                            CURRENCY TO    CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE              BE DELIVERED    BE RECEIVED   APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------
Nov. 2, 2009                  2,437,101    221,919,264      $28,395              $--
                            U.S. Dollar   Japanese Yen
------------------------------------------------------------------------------------
Nov. 5, 2009                    262,948     23,943,920        3,066               --
                            U.S. Dollar   Japanese Yen
------------------------------------------------------------------------------------
Total                                                       $31,461              $--
------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Oct. 31, 2009, the value of foreign securities, excluding short-term securities, represented 34.6% of net assets.

(d) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(e) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(f) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $457,297,303 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $42,461,916
     Unrealized depreciation                          (9,913,703)
     -----------------------------------------------------------
     Net unrealized appreciation                     $32,548,213
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
18  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                               FAIR VALUE AT OCT. 31, 2009
                             ---------------------------------------------------------------
                                  LEVEL 1          LEVEL 2
                               QUOTED PRICES        OTHER          LEVEL 3
                                 IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)             $346,333,108      $76,548,042(b)      $--        $422,881,150
--------------------------------------------------------------------------------------------
Total Equity Securities         346,333,108       76,548,042          --         422,881,150
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                      27,407,551               --          --          27,407,551
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         39,556,815               --          --          39,556,815
--------------------------------------------------------------------------------------------
Total Other                      66,964,366               --          --          66,964,366
--------------------------------------------------------------------------------------------
Investments in Securities       413,297,474       76,548,042          --         489,845,516
Other Financial
  Instruments(d)                         --           31,461          --              31,461
--------------------------------------------------------------------------------------------
Total                          $413,297,474      $76,579,503         $--        $489,876,977
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.
(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.


--------------------------------------------------------------------------------
20  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------





HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $386,649,170)             $ 422,881,150
  Affiliated money market fund (identified cost $27,407,551)          27,407,551
  Investments of cash collateral received for securities on loan
    (identified cost $39,556,815)                                     39,556,815
--------------------------------------------------------------------------------
Total investments in securities (identified cost $453,613,536)       489,845,516
Foreign currency holdings (identified cost $ -- )                              8
Capital shares receivable                                              1,626,776
Dividends and accrued interest receivable                                136,639
Receivable for investment securities sold                              7,939,995
Unrealized appreciation on forward foreign currency contracts             31,461
Other receivable                                                         207,970
--------------------------------------------------------------------------------
Total assets                                                         499,788,365
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                 1,690,057
Payable for investment securities purchased                           11,345,720
Payable upon return of securities loaned                              39,556,815
Accrued investment management services fees                               11,878
Accrued distribution fees                                                  4,921
Accrued transfer agency fees                                             196,643
Accrued administrative services fees                                       1,000
Accrued plan administration services fees                                     38
Other accrued expenses                                                   118,471
--------------------------------------------------------------------------------
Total liabilities                                                     52,925,543
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 446,862,822
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $      27,968
Additional paid-in capital                                           708,828,633
Excess of distributions over net investment income                        (8,856)
Accumulated net realized gain (loss)                                (298,254,911)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          36,269,988
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 446,862,822
--------------------------------------------------------------------------------
*Including securities on loan, at value                            $  37,812,820
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
22  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $325,789,863           19,750,519                      $16.50(1)
Class B                     $ 21,966,464            1,541,875                      $14.25
Class C                     $ 69,848,512            4,900,053                      $14.25
Class I                     $ 23,827,145            1,442,107                      $16.52
Class R2                    $  5,131,007              315,762                      $16.25
Class R3                    $      5,301                  326                      $16.26
Class R4                    $    289,226               17,518                      $16.51
Class R5                    $      5,304                  321                      $16.52
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $17.51. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  23

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  1,204,902
Interest                                                                  7,261
Income distributions from affiliated money market fund                   18,135
Income from securities lending -- net                                    11,197
  Less foreign taxes withheld                                           (69,432)
-------------------------------------------------------------------------------
Total income                                                          1,172,063
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   2,551,543
Distribution fees
  Class A                                                               469,642
  Class B                                                                85,618
  Class C                                                               559,118
  Class R2                                                               15,300
  Class R3                                                                    3
Transfer agency fees
  Class A                                                               950,950
  Class B                                                                40,802
  Class C                                                               292,480
  Class R2                                                               11,414
  Class R3                                                                    1
  Class R4                                                                    9
  Class R5                                                                    1
Administrative services fees                                            102,757
Plan administration services fees
  Class R2                                                                4,129
  Class R3                                                                    3
  Class R4                                                                   90
Compensation of board members                                             7,913
Custodian fees                                                          107,489
Printing and postage                                                    121,768
Registration fees                                                        67,352
Professional fees                                                        72,798
Other                                                                    32,677
-------------------------------------------------------------------------------
Total expenses                                                        5,493,857
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                          (23,745)
-------------------------------------------------------------------------------
Total net expenses                                                    5,470,112
-------------------------------------------------------------------------------
Investment income (loss) -- net                                      (4,298,049)
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
24  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(30,204,248)
  Foreign currency transactions                                        (140,454)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (30,344,702)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                117,654,972
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                87,310,270
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 83,012,221
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                        2009           2008
OPERATIONS
Investment income (loss) -- net                                    $ (4,298,049) $  (5,118,617)
Net realized gain (loss) on investments                             (30,344,702)   (13,318,917)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                117,654,972   (151,841,675)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      83,012,221   (170,279,209)
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     44,233,966     32,204,277
  Class B shares                                                      1,496,025      1,175,176
  Class C shares                                                      5,958,268      5,344,351
  Class D shares*                                                           N/A      2,348,309
  Class I shares                                                        912,309            N/A
  Class R2 shares                                                     3,133,912      2,974,867
  Class R3 shares                                                         5,000            N/A
  Class R4 shares                                                        60,941            N/A
  Class R5 shares                                                         5,000            N/A
Fund merger (Note 12)
  Class A shares                                                     94,974,533            N/A
  Class B shares                                                     14,426,779            N/A
  Class C shares                                                      2,988,976            N/A
  Class I shares                                                     22,590,301            N/A
  Class R4 shares                                                       229,260            N/A
Conversions from Class B to Class A
  Class A shares                                                      1,418,913     11,907,813
  Class B shares                                                     (1,418,913)   (11,907,813)
Conversions from Class D to Class C
  Class C shares                                                            N/A     65,304,051
  Class D shares*                                                           N/A    (65,304,051)
Payments for redemptions
  Class A shares                                                    (43,548,565)   (62,943,065)
  Class B shares                                                     (1,986,906)    (3,450,641)
  Class C shares                                                    (11,523,133)   (10,913,075)
  Class D shares*                                                           N/A     (7,610,205)
  Class I shares                                                       (167,922)           N/A
  Class R2 shares                                                    (1,196,452)    (1,132,211)
  Class R4 shares                                                        (6,447)           N/A
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   132,585,845    (42,002,217)
----------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 11)                         3,325,940            N/A
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             218,924,006   (212,281,426)
Net assets at beginning of year                                     227,938,816    440,220,242
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $446,862,822  $ 227,938,816
----------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $     (8,856) $      (3,147)
----------------------------------------------------------------------------------------------


*   Effective May 16, 2008, Class D shares converted to Class C shares.

Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $11.77       $19.82      $15.42      $12.81      $11.51
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.20)        (.21)       (.21)       (.19)       (.10)
Net gains (losses) (both realized and
 unrealized)(a)                                      4.74        (7.84)       4.61        2.80        1.40
----------------------------------------------------------------------------------------------------------
Total from investment operations                     4.54        (8.05)       4.40        2.61        1.30
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(b)                .19           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.50       $11.77      $19.82      $15.42      $12.81
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       40.19%      (40.62%)     28.53%      20.37%      11.29%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense waiver/
 reimbursement                                      1.92%        1.76%       1.75%       1.77%       1.83%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d)                                   1.91%        1.76%       1.75%       1.77%       1.83%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.46%)      (1.23%)     (1.21%)     (1.30%)      (.81%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $326         $165        $305        $247        $237
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              150%         171%        208%        195%        151%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $10.24       $17.38      $13.62      $11.40      $10.33
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.26)        (.29)       (.30)       (.26)       (.17)
Net gains (losses) (both realized and
 unrealized)(a)                                      4.11        (6.85)       4.06        2.48        1.24
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.85        (7.14)       3.76        2.22        1.07
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(b)                .16           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $14.25       $10.24      $17.38      $13.62      $11.40
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       39.16%      (41.08%)     27.61%      19.47%      10.36%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.64%        2.51%       2.50%       2.52%       2.58%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d)                                   2.63%        2.51%       2.50%       2.52%       2.58%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (2.21%)      (1.98%)     (1.96%)     (2.05%)     (1.56%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $22           $7         $29         $33         $40
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              150%         171%        208%        195%        151%
----------------------------------------------------------------------------------------------------------




                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $10.25       $17.39      $13.63      $11.40      $10.33
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.26)        (.28)       (.30)       (.26)       (.17)
Net gains (losses) (both realized and
 unrealized)(a)                                      4.10        (6.86)       4.06        2.49        1.24
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.84        (7.14)       3.76        2.23        1.07
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(b)                .16           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $14.25       $10.25      $17.39      $13.63      $11.40
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       39.02%      (41.06%)     27.59%      19.56%      10.36%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.70%        2.51%       2.50%       2.52%       2.58%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d)                                   2.69%        2.51%       2.50%       2.52%       2.58%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (2.24%)      (1.98%)     (1.96%)     (2.05%)     (1.56%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $70          $54         $28         $20         $18
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              150%         171%        208%        195%        151%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
28  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   PERIOD ENDED
CLASS I                                              OCT. 31,
PER SHARE DATA                                        2009(e)
Net asset value, beginning of period                  $15.56
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.03)
Net gains (losses) (both realized and
 unrealized)                                             .99
---------------------------------------------------------------
Total from investment operations                         .96
---------------------------------------------------------------
Net asset value, end of period                        $16.52
---------------------------------------------------------------
TOTAL RETURN                                           6.17%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                         1.07%(f)
---------------------------------------------------------------
Net investment income (loss)                           (.76%)(f)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $24
---------------------------------------------------------------
Portfolio turnover rate                                 150%
---------------------------------------------------------------




                                                                     YEAR ENDED OCT. 31,
CLASS R2*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $11.62       $19.62      $15.30      $12.74      $11.49
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.23)        (.24)       (.25)       (.22)       (.13)
Net gains (losses) (both realized and
 unrealized)(a)                                      4.68        (7.76)       4.57        2.78        1.38
----------------------------------------------------------------------------------------------------------
Total from investment operations                     4.45        (8.00)       4.32        2.56        1.25
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(b)                .18           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.25       $11.62      $19.62      $15.30      $12.74
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       39.85%      (40.77%)     28.23%      20.09%      10.88%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                      2.17%        2.01%       2.00%       2.02%       2.08%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.70%)      (1.48%)     (1.46%)     (1.55%)     (1.06%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5           $2          $1         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              150%         171%        208%        195%        151%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   PERIOD ENDED
CLASS R3                                             OCT. 31,
PER SHARE DATA                                        2009(e)
Net asset value, beginning of period                  $15.33
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.04)
Net gains (losses) (both realized and
 unrealized)                                             .97
---------------------------------------------------------------
Total from investment operations                         .93
---------------------------------------------------------------
Net asset value, end of period                        $16.26
---------------------------------------------------------------
TOTAL RETURN                                           6.07%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                         1.68%(f)
---------------------------------------------------------------
Net investment income (loss)                          (1.06%)(f)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                 150%
---------------------------------------------------------------




                                                   PERIOD ENDED
CLASS R4                                             OCT. 31,
PER SHARE DATA                                        2009(e)
Net asset value, beginning of period                  $15.56
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.04)
Net gains (losses) (both realized and
 unrealized)                                             .99
---------------------------------------------------------------
Total from investment operations                         .95
---------------------------------------------------------------
Net asset value, end of period                        $16.51
---------------------------------------------------------------
TOTAL RETURN                                           6.10%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                         1.38%(f)
---------------------------------------------------------------
Net investment income (loss)                          (1.07%)(f)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                 150%
---------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   PERIOD ENDED
CLASS R5                                             OCT. 31,
PER SHARE DATA                                        2009(e)
Net asset value, beginning of period                  $15.56
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.02)
Net gains (losses) (both realized and
 unrealized)                                             .98
---------------------------------------------------------------
Total from investment operations                         .96
---------------------------------------------------------------
Net asset value, end of period                        $16.52
---------------------------------------------------------------
TOTAL RETURN                                           6.17%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                         1.18%(f)
---------------------------------------------------------------
Net investment income (loss)                           (.56%)(f)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                 150%
---------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS
*   Effective June 13, 2009, Class R shares were redesignated Class R2 shares.
(a) Certain per share amounts for periods prior to Nov. 1, 2006 were reclassified to conform to the current period's presentation.
(b) During the year ended Oct. 31, 2009, the Fund received proceeds from regulatory settlement (see Note 11 to the Financial Statements). Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(e) For the period from August 3, 2009 (when shares became publicly available) to October 31, 2009.
(f) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Global Technology Fund (the Fund) is a series of Seligman Global Fund Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company and has 400 million authorized shares of capital stock. The Fund generally invests in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Effective June 13, 2009, Class R shares were redesignated as Class R2 shares and are offered without a front-end sales charge or CDSC to qualifying institutional investors. Prior to June 13, 2009, Class R shares (redesignated to Class R2 shares) charged a 1% CDSC on shares sold within one year of initial purchase.

- Effective Aug. 3, 2009, Class I, Class R3, Class R4 and Class R5 shares are offered without a front end sales charge or CDSC to qualifying institutional investors.

Effective May 16, 2008, Class D shares converted to Class C shares and as of that date the Fund no longer offers Class D shares.

At Oct. 31, 2009, RiverSource Investment, LLC (RiverSource Investments) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on

--------------------------------------------------------------------------------
32  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted primarily of Taiwan dollars.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future

--------------------------------------------------------------------------------
34  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On Sept. 9, 2009, an additional dividend was paid by RiverSource Global Technology Fund before the merger (see
Note 12) to ensure that current shareholders of Seligman Global Technology Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

OPTION TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange, or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


--------------------------------------------------------------------------------
36  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts. At Oct. 31, 2009, the Fund had no written or purchased options outstanding.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENT
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Foreign exchange     Unrealized                       Unrealized
  contracts          appreciation on                  depreciation on
                     forward foreign                  forward foreign
                     currency contracts     $31,461   currency contracts       N/A
-------------------------------------------------------------------------------------------
Total                                       $31,461                            N/A
-------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2009


 AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN
                             INCOME
----------------------------------------------------------------
RISK EXPOSURE                                   FORWARD FOREIGN
CATEGORY                                      CURRENCY CONTRACTS
----------------------------------------------------------------------
Foreign exchange contracts                         $(123,723)
----------------------------------------------------------------------
Total                                              $(123,723)
----------------------------------------------------------------------




     CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON
                DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------
RISK EXPOSURE                                   FORWARD FOREIGN
CATEGORY                                      CURRENCY CONTRACTS
----------------------------------------------------------------------
Foreign exchange contracts                          $31,461
----------------------------------------------------------------------
Total                                               $31,461
----------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $2.7 million at Oct. 31, 2009. The monthly average gross notional amount for such contracts was $600,000 for the year ended Oct. 31, 2009. The fair value of these contracts on Oct. 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
On Nov. 7, 2008, RiverSource Investments announced the closing of its acquisition (the Acquisition) of J&W. Seligman & Co. Incorporated (JWS). With the Acquisition completed and the shareholders of the Funds having previously approved (at a Special meeting held in November 2008) a new Investment Management Services Agreement between RiverSource Investments and the Fund, RiverSource Investments became the new Investment Manager of the Fund effective Nov. 7, 2008.

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. Effective June 15, 2009, the management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.95% to 0.87% as the Fund's net assets increase. Prior to June 15, 2009, the Investment Manager received an annual fee equal to a percentage of the Fund's average daily net assets that declined from 1.00% to 0.90% as the Fund's net assets increased. The management fee for the year ended Oct. 31, 2009 was 0.98% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on June 15, 2009 is related to the elimination of the administrative portion of the management fee that is now

--------------------------------------------------------------------------------
38  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information. For the year ended Oct. 31, 2009, RiverSource Investments and JWS received $2,513,861 and $37,682 in management fees, respectively.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective June 15, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.04% of the Fund's average daily net assets. Prior to June 15, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on June 15, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent. Prior to Nov. 7, 2008, administrative services were provided to the Fund by JWS as part of its former management agreement with the Fund.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period from Nov. 7, 2008 through Oct. 31, 2009, other expenses paid to this company were $1,829.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. Effective June 15, 2009, the Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees were $395,699 for the period from June 15, 2009 through Oct. 31, 2009, which are included in the transfer agency fees in the Statement of Operations.

Prior to June 15, 2009, Seligman Data Corp. (SDC), owned by six associated investment companies provided shareholder servicing and transfer agency services to the Fund, as well as certain other Seligman funds. In January 2009, the Board approved the Fund's termination of the shareholder servicing and transfer agency relationship with SDC and the engagement of RiverSource Service Corporation to provide shareholder servicing and transfer agency services. As a result of the Board's termination of the shareholder servicing and transfer agency relationship with SDC (which was SDC's sole business), SDC has exited the transfer agent business, effective June 15, 2009.

For the period from Nov. 1, 2008 to June 15, 2009 SDC, charged the Fund $558,842 for shareholder account and transfer agent services in accordance with a methodology approved by the Fund's Board. Costs of SDC directly attributable to the classes of the Fund were charged to those classes in proportion to their relative net asset values. The remaining charges were allocated to all classes by SDC pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

In connection with the termination of the Fund's relationship with SDC, the Fund incurred certain non-recurring charges including charges relating to the remaining periods of SDC's leases (the Non-Recurring Charges). These Non-Recurring Charges were incurred over a period from Jan. 28, 2009 to June 12, 2009, and amounted to $340,651 or 0.13% of the Fund's average daily net assets for the year ended Oct. 31, 2009. These Non-Recurring Charges are included in transfer agency fees in the Statement of Operations. The Non-Recurring charges are included in the Fund's total expenses and are, therefore, subject to any expense waivers/reimbursements described below.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by SDC, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Oct. 31, 2009, the Fund's total potential future obligation under the Guaranty over the life of the Guaranty is $377,083. The liability remaining at Oct. 31, 2009 for Non-Recurring Charges amounted to

--------------------------------------------------------------------------------
40  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


$193,204 and is included within accrued transfer agency fees in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement, effective June 15, 2009, the Fund pays the Transfer Agent an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

For Class B and Class C shares, of the 1.00% fee, up to 0.75% was reimbursed for distribution expenses. For Class R shares (redesignated Class R2 shares on June 13, 2009), of the 0.50% fee, up to 0.25% of the fee was reimbursed for distribution expenses. The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $105,000 and $4,673,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $209,133 for Class A, $9,145 for Class B and $3,285 for Class C shares for the year ended Oct. 31, 2009. Effective June 13, 2009, the 1% CDSC was eliminated for Class R2 shares.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds were as follows:

Class A.............................................  1.91%
Class B.............................................  2.63
Class C.............................................  2.69




--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $18,426
Class B...........................................    1,332
Class C...........................................    3,987


Effective Sept. 12, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.57%
Class B.............................................  2.34
Class C.............................................  2.33
Class I.............................................  1.12
Class R2............................................  1.92
Class R3............................................  1.67
Class R4............................................  1.42
Class R5............................................  1.17


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $482,341,288 (including $107,046,818* from RiverSource Global Technology Fund that was acquired in the fund merger as described in Note
12) and $390,087,289, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.

* This purchase amount is excluded for purposes of calculating the Fund's portfolio turnover rate.


--------------------------------------------------------------------------------
42  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the Fund for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2009       2008(a)
------------------------------------------------------------------
CLASS A
Sold                                         3,064,101   1,849,039
Converted from Class B(b)                      117,332     745,218
Fund merger                                  5,875,020         N/A
Redeemed                                    (3,347,842) (3,950,699)
------------------------------------------------------------------
Net increase (decrease)                      5,708,611  (1,356,442)
------------------------------------------------------------------

CLASS B
Sold                                           122,825      78,828
Fund merger                                  1,032,205         N/A
Converted to Class A(b)                       (131,356)   (808,986)
Redeemed                                      (173,671)   (233,482)
------------------------------------------------------------------
Net Increase (decrease)                        850,003    (963,640)
------------------------------------------------------------------

CLASS C
Sold                                           527,181     355,728
Fund merger                                    213,782         N/A
Converted from Class D(c)                          N/A   4,091,733
Redeemed                                    (1,066,010)   (811,713)
------------------------------------------------------------------
Net Increase (decrease)                       (325,047)  3,635,748
------------------------------------------------------------------

CLASS D
Sold                                               N/A     151,119
Converted to Class C(c)                            N/A  (4,099,439)
Redeemed                                           N/A    (511,070)
------------------------------------------------------------------
Net Increase (decrease)                            N/A  (4,459,390)
------------------------------------------------------------------

CLASS I(d)
Sold                                            56,097         N/A
Fund merger                                  1,395,972         N/A
Redeemed                                        (9,962)        N/A
------------------------------------------------------------------
Net Increase (decrease)                      1,442,107         N/A
------------------------------------------------------------------

CLASS R2(e)
Sold                                           228,844     182,886
Redeemed                                       (90,878)    (70,450)
------------------------------------------------------------------
Net Increase (decrease)                        137,966     112,436
------------------------------------------------------------------

CLASS R3(d)
Sold                                               326         N/A
------------------------------------------------------------------
Net Increase (decrease)                            326         N/A
------------------------------------------------------------------



--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED OCT. 31,                            2009       2008(a)
------------------------------------------------------------------
CLASS R4(d)
Sold                                             3,742         N/A
Fund merger                                     14,173         N/A
Redeemed                                          (397)        N/A
------------------------------------------------------------------
Net Increase (decrease)                         17,518         N/A
------------------------------------------------------------------

CLASS R5(d)
Sold                                               321         N/A
------------------------------------------------------------------
Net Increase (decrease)                            321         N/A
------------------------------------------------------------------


(a) Certain line items from the prior year have been renamed to conform to the current year presentation.
(b) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c) Effective May 16, 2008, Class D shares converted to Class C shares.
(d) For the period from Aug. 3, 2009 (when shares became publicly available) to Oct. 31, 2009.
(e) Effective June 13, 2009, Class R shares were redesignated as Class R2 shares.

7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $37,812,820 were on loan, secured by cash collateral of $39,556,815 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the

--------------------------------------------------------------------------------
44  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $11,197 earned from securities lending for the year ended Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $140,364,234 and $112,956,683, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended Oct. 31, 2009 are as follows:

                                               YEAR ENDED OCT. 31, 2009
                                                         CALLS
                                              CONTRACTS         PREMIUMS
------------------------------------------------------------------------
Balance Oct. 31, 2008                              --          $      --
Opened                                            247            114,363
Exercised                                        (247)          (114,363)
------------------------------------------------------------------------
Balance Oct. 31, 2009                              --          $      --
------------------------------------------------------------------------


10. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing the prior credit facilities. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to the Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

For the period from June 17, 2009 through to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to the Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

Prior to June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings during the year ended Oct. 31, 2009.

11. PROCEEDS FROM REGULATORY SETTLEMENTS

During the year ended Oct. 31, 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $425,940, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.


--------------------------------------------------------------------------------
46  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino entered into a stipulation of settlement with the Office of the Attorney General of the State of New York
(NYAG) and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $2.9 million to the Fund. The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

12. FUND MERGER

At the close of business on Sept. 11, 2009, Seligman Global Technology Fund acquired the assets and assumed the identified liabilities of RiverSource Global Technology Fund. The reorganization was completed after shareholders approved the plan on June 2, 2009.

The aggregate net assets of Seligman Global Technology Fund immediately before the acquisition were $298,934,227 and the combined net assets immediately after the acquisition were $434,144,076.

The merger was accomplished by a tax-free exchange of 64,058,072 shares of RiverSource Global Technology Fund valued at $135,209,849.

In exchange for the RiverSource Global Technology Fund shares and net assets, Seligman Global Technology Fund issued the following number of shares:

                                                     SHARES
------------------------------------------------------------
Class A..........................................  5,875,020
Class B..........................................  1,032,205
Class C..........................................    213,782
Class I..........................................  1,395,972
Class R4.........................................     14,173


The components of RiverSource Global Technology Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                                  EXCESS OF
                                                                             DISTRIBUTIONS OVER
                      TOTAL        CAPITAL     UNREALIZED   ACCUMULATED NET    NET INVESTMENT
                   NET ASSETS       STOCK     APPRECIATION   REALIZED LOSS         INCOME
-----------------------------------------------------------------------------------------------
RiverSource
  Global
  Technology
  Fund..........  $135,209,849  $236,067,449   $23,477,580   $(124,333,105)        $(2,075)




--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

13. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $4,294,415 and accumulated net realized loss has been decreased by $235,096,339, resulting in net reclassification adjustment decrease to additional paid-in capital by $239,390,754.

For the periods ended Oct. 31, 2009 and 2008, there were no distributions.

At Oct. 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income.................  $          --
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(294,571,144)
Unrealized appreciation (depreciation)........  $  32,577,365


For federal income tax purposes, the Fund had a capital loss carry-over of $294,571,144 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:

    2010            2011           2015           2016           2017
$193,291,798    $17,073,210    $17,310,562    $37,526,708    $29,368,866


Seligman Global Technology Fund acquired $123,658,339 of capital loss carry-overs in connection with the RiverSource Global Technology Fund merger (Note
12). The yearly utilization of the acquired capital losses is limited by the Internal Revenue Code. For the year ended Oct. 31, 2009, $234,955,885 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.


--------------------------------------------------------------------------------
48  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

14. RISKS RELATING TO CERTAIN INVESTMENTS

SECTOR RISK
The Fund invests a significant part of its total assets in securities of companies primarily engaged in the technology, media and telecommunications sectors. This may result in greater fluctuations in value than would be the case for a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

FOREIGN RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

15. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

16. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).


--------------------------------------------------------------------------------
50  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


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52  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN GLOBAL TECHNOLOGY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Global Technology Fund (the Fund) (one of the portfolios constituting the Seligman Global Fund Series, Inc.) as of October 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights of the Fund for the periods presented through October 31, 2008, were audited by other auditors whose report dated December 30, 2008, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Global Technology Fund of the Seligman Global Fund Series, Inc. at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
54  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Amendment, dated June 30, 2009, reflecting renaming of Class R to Class R2 and Class I to Class R5) filed on or about July 1, 2009 as Exhibit (a) to Registrant's Post-Effective Amendment No. 50 to Registration Statement No. 33-44186 are incorporated by reference.

(a)(2) Articles Supplementary, dated June 30, 2009, reflecting addition of new Classes to Seligman Global Technology Fund (Classes I, R3, R4 and R5) filed on or about July 1, 2009 as Exhibit (a)(1) to Registrant's Post-Effective Amendment No. 50 to Registration Statement No. 33-44186 are incorporated by reference.

(a)(3) Articles Supplementary dated April 24, 2003. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on April 29, 2003.)

(a)(4) Articles Supplementary dated November 19, 2001. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 30, 2001.)

(a)(5) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)

(a)(6) Articles of Amendment and Restatement of Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on March 1, 1999.)

(b) Amended and Restated By-laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed on February 28, 2006.)

(c)(1) Specimen Stock Certificates for Class A Shares with respect to Seligman Global Smaller Companies Fund (formerly, Seligman Henderson Global Smaller Companies Fund, and also formerly, Seligman Henderson Global Emerging Companies Fund). (Incorporated by reference to Exhibit 4a to Registrant's Post-Effective Amendment No. 10 filed on August 10, 1992.) Specimen Stock Certificate for Class B Shares with respect to Seligman Global Smaller Companies Fund. (Incorporated by reference to Registrant's Form SE filed on April 16, 1996.)

(c)(3) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Global Technology Fund (formerly, Seligman Henderson Global Technology Fund). (Incorporated by reference to Exhibit 4b of Registrant's Post-Effective Amendment No. 11, filed on May 10, 1994.) Specimen Stock Certificate for Class B Shares with respect to Seligman Global Technology Fund. (Incorporated by reference to Registrant's Form SE filed on April 16, 1996.)

(c)(4) Additional rights of security holders are set forth in Article FIFTH and SEVENTH of the Registrant's Articles of Incorporation and Articles I and IV of Registrant's By-laws. (Incorporated by reference to Exhibits 1 and 2, respectively, to Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.)

(d)(1) Investment Management Services Agreement, amended and restated June 29, 2009, is filed electronically herewith as Exhibit (d)(1) to Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 33-44186.

(d)(2) Subadvisory Agreement between RiverSource Investments, LLC and Wellington Management Company, LLP. (Incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed on March 2, 2009.)

(e)(1) Distribution Agreement, effective Nov. 7, 2008, amended and restated Sept. 14, 2009, between Registrant and RiverSource Fund Distributors, Inc. filed electronically on or about Sept. 25, 2009 as Exhibit (e)(1) to RiverSource Large Cap Series, Inc. Post-Effective Amendment No. 86 to Registration Statement No. 2-38355 is incorporated by reference.

(e)(2) Form of Service Agreement filed electronically on or about Aug. 27, 2007 as Exhibit (e)(3) to RiverSource Sector Series, Inc. Post-Effective Amendment No. 39 to Registration Statement No. 33-20872 is incorporated by reference.

(e)(3) Form of RiverSource Funds Dealer Agreement filed electronically on or about Aug. 27, 2007 as Exhibit (e)(4) to RiverSource Sector Series, Inc. Post-Effective Amendment No. 39 to Registration Statement No. 33-20872 is incorporated by reference.

(f) Deferred Compensation Plan, amended and restated Jan. 1, 2009, filed electronically on or about Jan. 27, 2009 as Exhibit (f) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 105 to Registration Statement No. 2-13188 is incorporated by reference.

(g) Form of Master Global Custody Agreement with JPMorgan Chase Bank, N.A. filed electronically on or about Dec. 23, 2008 as Exhibit (g) to RiverSource International Managers Series, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(1) Administrative Services Agreement, dated Oct. 1, 2005, amended and restated Sept. 14, 2009, between Registrant and Ameriprise Financial, Inc. filed electronically on or about Sept. 25, 2009 as Exhibit (h)(1) to RiverSource Large Cap Series, Inc. Post-Effective Amendment No. 86 to Registration Statement No. 2-38355 is incorporated by reference.

(h)(2) Transfer Agency Agreement, dated Oct. 1, 2005, amended and restated Sept. 14, 2009, between Registrant and RiverSource Service Corporation filed electronically on or about Sept. 25, 2009 as Exhibit (h)(2) to RiverSource Large Cap Series, Inc. Post-Effective Amendment No. 86 to Registration Statement No. 2-38355 is incorporated by reference.

(h)(3) Plan Administration Services Agreement, dated Dec. 1, 2006, amended and restated Sept. 14, 2009, between Registrant and RiverSource Service Corporation filed electronically on or about Sept. 25, 2009 as Exhibit
         (h)(3) to RiverSource Large Cap Series, Inc. Post-Effective Amendment No. 86 to Registration Statement No. 2-38355 is incorporated by reference.

(h)(4) Master Fee Cap/Fee Waiver Agreement, dated Oct. 1, 2005, amended and restated Sept. 14, 2009 between RiverSource Investments, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, RiverSource Fund Distributors, Inc. and the Registrant filed electronically on or about Sept. 25, 2009 as Exhibit (h)(11) to RiverSource Large Cap Series, Inc. Post-Effective Amendment No. 86 to Registration Statement No. 2-38355 is incorporated by reference.

(h)(5) License Agreement, effective May 1, 2006, amended and restated as of Nov. 12, 2008, between Ameriprise Financial, Inc. and RiverSource Family of Funds filed electronically on or about Feb. 27, 2009 as Exhibit (h)(4) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(6) Agreement and Plan of Reorganization, dated Jan. 10, 2009, between RiverSource Global Series, Inc., on behalf of RiverSource Global Technology Fund, and Seligman Global Fund Series, Inc., on behalf of Seligman Global Technology Fund, is filed electronically herewith as Exhibit (h)(6) to Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 33-44186.

(i)(1) Opinion and Consent of Counsel in respect of Class R (now known as Class R2) shares for Seligman Global Smaller Companies Fund and Seligman Global Technology Fund. (Incorporated by reference to Registrant's Post Effective Amendment No.35 filed on April 29, 2003.)

(i)(2) Opinion and Consent of Counsel in respect of Class I shares (now known as Class R5) for Seligman Global Smaller Companies Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 30, 2001.)

(i)(3) Opinion and Consent of Counsel on behalf of each of the Fund's Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)

(i)(4) Opinion and Consent of Counsel on behalf of Registrant's Seligman Global Technology Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed March 1, 1999.)

(i)(5) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)(1)   Consent of Independent Registered Public Accounting Firm (Ernst & Young
         LLP) is filed electronically herewith as Exhibit (j)(1).

(j)(2) Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) is filed electronically herewith as Exhibit (j)(2).

(k)      Not applicable.

(l) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Registrant's Post Effective Amendment No. 35 filed on April 29, 2003.)

(l)(1) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 30, 2001.)

(l)(2) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class C shares between Registrant and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)

(l)(3) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A shares between Registrant's Seligman Global Technology Fund and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.)

(m)(1) Plan of Distribution and Agreement of Distribution, effective Nov. 7, 2008, amended and restated Sept. 14, 2009, between Registrant and RiverSource Fund Distributors, Inc. filed electronically on or about Sept. 25, 2009 as Exhibit (m) to RiverSource Large Cap Series, Inc. Post-Effective Amendment No. 86 to Registration Statement No. 2-38355 is incorporated by reference.

(m)(2) Form of Services Agreement between Morgan Stanley Dean Witter and RiverSource Fund Distributors, Inc. to be filed by Amendment.

(m)(3) Form of Selected Dealer Agreement between Merrill Lynch and RiverSource Fund Distributors, Inc. to be filed by Amendment.

(m)(4) Form of Supplemental Fund Services Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated, RiverSource Investments, LLC and RiverSource Fund Distributors, Inc. to be filed by Amendment.

(m)(5) Form of Services Agreement between Oppenheimer & Co., Inc and RiverSource Fund Distributors, Inc. to be filed by Amendment.

(m)(6) Services Agreement between Paine Webber Incorporated and RiverSource Fund Distributors, Inc. to be filed by Amendment.

(m)(7) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, and RiverSource Fund Distributors, Inc. to be filed by Amendment.

(m)(8) Form of Participation Agreement between Salomon Smith Barney Inc. and RiverSource Fund Distributors, Inc. to be filed by Amendment.

(m)(9) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, and RiverSource Fund Distributors, Inc. to be filed by Amendment.

(m)(10) Form of Mutual Fund Dealer Agreement between RiverSource Fund Distributors, Inc. and Smith Barney Inc. to be filed by Amendment.

(m)(11) Form of Supplemental Fund Services Agreement between The Princeton Retirement Group, Inc. and GPC Securities, Inc. and RiverSource Investments, LLC and RiverSource Fund Distributors, Inc. to be filed by Amendment.

(m)(12) Form of Mutual Fund Services Agreement between Prudential Investment Management Services LLC, Prudential Investments LLC and RiverSource Fund Distributors, Inc. to be filed by Amendment.

(m)(13) Form of Operating Agreement between Pershing LLC and RiverSource Fund Distributors, Inc. to be filed by Amendment.

(m)(14) Form of Load Fund Operating Agreement between Charles Schwab & Co., the Registrant and RiverSource Fund Distributors, Inc. to be filed by Amendment.

(n) Rule 18f - 3(d) Plan, amended and restated as of Sept. 14, 2009, filed electronically on or about Sept. 25, 2009 as Exhibit (n) to RiverSource Large Cap Series, Inc. Post-Effective Amendment No. 86 to Registration Statement No. 2-38355 is incorporated by reference.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Feb. 27, 2009 as Exhibit (p)(1) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's principal underwriter, dated April 2008, filed electronically on or about April 25, 2008 as Exhibit (p)(2) to RiverSource Variable Series Trust Post-Effective Amendment No. 3 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(3) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser, dated Nov. 15, 2009, filed electronically on or about Nov. 30, 2009 as Exhibit (p)(3) to RiverSource Tax-Exempt Income Series, Inc. Post-Effective Amendment No. 51 to Registration Statement No. 2-63552 is incorporated by reference.

(p)(4) Code of Ethics adopted under Rule 17j-1 for Seligman Global Smaller Companies Fund's Subadviser, Wellington Management, is filed electronically herewith as Exhibit (p)(4) to Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 33-44186.

(q) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 8, 2009, is filed electronically herewith as Exhibit (q) to Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 33-44186.

Item 24. Persons Controlled by or Under Common Control with Registrant.

RiverSource Investments, LLC., ("RiverSource Investments"), as sponsor of the RiverSource Family of Funds, which includes Seligman branded funds, may make initial capital investments in funds (seed accounts). RiverSource Investments also serves as investment manager of certain funds-of-funds that invest primarily in shares of affiliated funds (the "underlying funds"). RiverSource Investments does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that RiverSource Investments may be deemed to control certain funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, RiverSource Investments

(which votes proxies for the seed accounts) and the Boards of Directors or Trustees of the underlying funds (which votes proxies for the underlying funds) vote on each proposal in the same proportion that other shareholders vote on the proposal.

Item 25. Indemnification

Indemnification. Reference is made to the provisions of Articles TWELFTH and THIRTEENTH of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article Tenth of Registrant's Amended and Restated By-laws filed as Exhibit Item 23(b) of Registrant's Post-Effective Amendment No. 40 filed on February 28, 2006.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



Item 26. Business and Other Connections of the Investment Adviser (RiverSource Investments, LLC)

The following are directors and principal officers of RiverSource Investments, LLC who are directors and/or officers of one or more other companies:

Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
Neysa M. Alecu,         American Enterprise Investment   70400 AXP Financial Center,        Anti-Money Laundering Officer and
Anti-Money Laundering   Services Inc.                    Minneapolis, MN 55474              Identity Theft Prevention Officer
Officer
                        Ameriprise Auto & Home           3500 Packerland Drive              Anti-Money Laundering Officer and
                        Insurance Agency, Inc.           De Pere, WI 54115                  Identity Theft Prevention Officer

                        Ameriprise Bank, FSB             7 World Trade Center               Bank Secrecy Act/Anti-Money
                                                         250 Greenwich Street,              Laundering Officer
                                                         Suite 3900 New York, NY 10007

                        Ameriprise Financial, Inc.       200 Ameriprise Financial Center,   Anti-Money Laundering Officer and
                                                         Minneapolis, MN 55474              Identity Theft Prevention Officer

                        Ameriprise Financial Services,   5221 Ameriprise Financial          Anti-Money Laundering Officer and
                        Inc.                             Center, Minneapolis, MN 55474      Identity Theft Prevention Officer

                        Ameriprise Trust Company         200 Ameriprise Financial Center,   Anti-Money Laundering Officer
                                                         Minneapolis, MN 55474

                        IDS Capital Holdings Inc.                                           Anti-Money Laundering Officer

                        IDS Management Corporation                                          Anti-Money Laundering Officer

                        Kenwood Capital Management LLC   333 S. 7th Street, Suite 2330,     Anti-Money Laundering Officer
                                                         Minneapolis, MN 55402

                        RiverSource Distributors, Inc.   50611 Ameriprise Financial         Anti-Money Laundering Officer and
                                                         Center, Minneapolis, MN 55474      Identity Theft Prevention Officer

                        RiverSource Life Insurance       829 Ameriprise Financial Center,   Anti-Money Laundering Officer and
                        Company                          Minneapolis, MN 55474              Identity Theft Prevention Officer

                        RiverSource Life Insurance       20 Madison Ave. Ext.               Identity Theft Prevention Officer
                        Company of New York              Albany, NY 12005

                        RiverSource Service              734 Ameriprise Financial Center,   Anti-Money Laundering Officer and
                        Corporation                      Minneapolis, MN 55474              Identity Theft Prevention Officer

Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
Patrick Thomas          Ameriprise Trust Company         200 Ameriprise Financial Center,   Director, Senior Vice President
Bannigan,                                                Minneapolis, MN 55474
Director and Senior
Vice President -
Asset Management,
Products and
Marketing
                        J. & W. Seligman & Co.           100 Park Avenue                    Director, Senior Vice President -
                        Incorporated                     New York, NY 10017                 Asset Management, Products &
                                                                                            Marketing Group

                        RiverSource Distributors, Inc.   50611 Ameriprise Financial         Director and Vice President
                                                         Center, Minneapolis, MN 55474

                        RiverSource Fund Distributors,                                      Director and Vice President
                        Inc.

                        RiverSource Service Corporation  734 Ameriprise Financial Center,   Director
                                                         Minneapolis, MN 55474

                        RiverSource Services, Inc.                                          Director and Vice President



Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
Walter S. Berman,       Advisory Capital Strategies                                         Treasurer
Treasurer               Group Inc.

                        American Enterprise Investment   70400 AXP Financial Center,        Treasurer
                        Services Inc.                    Minneapolis, MN 55474

                        Ameriprise Auto & Home           3500 Packerland Drive              Treasurer
                        Insurance Agency Inc.            De Pere, WI 54115

                        Ameriprise Bank, FSB             9393 Ameriprise Financial          Treasurer
                                                         Center, Minneapolis, MN 55474

                        Ameriprise Captive Insurance                                        Director and Treasurer
                        Company

                        Ameriprise Financial, Inc.       200 Ameriprise Financial Center,   Director, Executive Vice President,
                                                         Minneapolis, MN 55474              Chief Financial Officer and Treasurer

                        Ameriprise Financial Services,   5221 Ameriprise Financial          Director and Treasurer
                        Inc.                             Center, Minneapolis, MN 55474

                        Ameriprise Holdings, Inc.                                           Chief Financial Officer

                        Ameriprise Insurance Company     3500 Packerland Drive              Treasurer
                                                         De Pere, WI 54115

                        IDS Capital Holdings Inc.                                           Treasurer

                        IDS Management Corporation                                          Treasurer

                        IDS Property Casualty            3500 Packerland Drive              Treasurer
                        Insurance Company                De Pere, WI 54115

                        Investors Syndicate                                                 Vice President and Treasurer
                        Development Corporation

                        J. & W. Seligman & Co.           100 Park Avenue                    Treasurer
                        Incorporated                     New York, NY 10017

                        RiverSource CDO Seed                                                Treasurer
                        Investments, LLC

                        RiverSource Distributors, Inc.   50611 Ameriprise Financial         Treasurer
                                                         Center, Minneapolis, MN 55474

                        RiverSource Fund Distributors,                                      Treasurer
                        Inc.

                        RiverSource Fund Distributors    60 St. Mary Axe, London EC3A 8JQ   Treasurer
                        Ltd

                        RiverSource Life Insurance       20 Madison Ave. Extension,         Vice President and Treasurer
                        Company of New York              Albany, NY 12005

                        RiverSource Life Insurance       829 Ameriprise Financial Center,   Vice President and Treasurer
                        Company                          Minneapolis, MN 55474

                        RiverSource Service              734 Ameriprise Financial Center,   Treasurer
                        Corporation                      Minneapolis, MN 55474

                        RiverSource Services, Inc.                                          Treasurer

                        RiverSource Tax Advantaged                                          Treasurer
                        Investments, Inc.

                        Securities America Advisors      12325 Port Grace Blvd., Lavista,   Director
                        Inc.                             NE68128-8204

                        Securities America Financial     7100 W. Center Rd., Ste. 500,      Director
                        Corporation                      Omaha, NE 68106-2716

                        Securities America, Inc.         12325 Port Grace Blvd., Lavista,   Director
                                                         NE68128

                        Threadneedle Asset Management    60 St. Mary Axe, London EC3A 8JQ   Director
                        Holdings Ltd.

                        Threadneedle Asset Management    60 St. Mary Axe, London EC3A 8JQ   Director
                        Holdings Sarl



Name and Title           Other Companies                  Address*                           Title within other companies
----------------------   ------------------------------   --------------------------------   -------------------------------------
Amy K. Johnson           J. & W. Seligman & Co.           100 Park Avenue,                   Chief Administrative Officer
Chief Administrative     Incorporated                     New York, NY 10017
Officer

                         Ameriprise Trust Company         200 Ameriprise Financial Center,   President
                                                          Minneapolis, MN 55474

                         Ameriprise Financial Inc.        200 Ameriprise Financial Center,   Vice President - Asset Management
                                                          Minneapolis, MN 55474              and Trust Services

Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
Christopher Paul        Advisory Capital Strategies                                         Vice President
Keating, Director and   Group, Inc.
Head of Institutional
Sales, Client Service
and Consultant
Relationships

                        Ameriprise Trust Company         200 Ameriprise Financial Center,   Director and Vice President
                                                         Minneapolis, MN 55474

                        Boston Equity General Partner                                       Vice President
                        LLC

                        J. & W. Seligman & Co.           100 Park Avenue                    Head of Institutional Sales, Client
                        Incorporated                     New York, NY 10017                 Service and Consultant Relationships

                        RiverSource Fund Distributors,                                      Vice President
                        Inc.

                        RiverSource Services, Inc.                                          Vice President

                        Seligman Focus Partners LLC      100 Park Avenue                    Vice President
                                                         New York, NY 10017

                        Seligman Health Partners LLC     100 Park Avenue                    Vice President
                                                         New York, NY 10017

                        Seligman Health Plus Partners    100 Park Avenue                    Vice President
                        LLC                              New York, NY 10017

                        Seligman Partners LLC            100 Park Avenue                    Vice President
                                                         New York, NY 10017



Name and Title          Other Companies                  Address*                            Title within other companies
----------------------  -------------------------------  ----------------------------------  --------------------------------------
Michelle Marie          Ameriprise Bank, FSB             9393 Ameriprise Financial           Director
Keeley, Director and                                     Center, Minneapolis, MN 55474
Executive Vice
President - Equity
and Fixed Income

                        Ameriprise Certificate Company   70100 Ameriprise Financial          Vice President - Investments
                                                         Center, Minneapolis, MN 55474

                        Ameriprise Financial, Inc.       200 Ameriprise Financial Center,    Executive Vice President - Equity and
                                                         Minneapolis, MN 55474               Fixed Income

                        Ameriprise Financial Services,   5221 Ameriprise Financial           Executive Vice President - Equity and
                        Inc.                             Center, Minneapolis, MN 55474       Fixed Income

                        IDS Property Casualty            3500 Packerland Drive               Vice President - Investments
                        Insurance Company                De Pere, WI 54115

                        J. & W. Seligman & Co.           100 Park Avenue, New York, NY       Executive Vice President - Equity and
                        Incorporated                     10017                               Fixed Income

                        Kenwood Capital Management LLC   333 S. 7th Street, Suite 2330,      Director
                                                         Minneapolis, MN 55402

                        RiverSource CDO Seed                                                 Chairperson and President
                        Investments, LLC

                        RiverSource Life Insurance       829 Ameriprise Financial Center,    Director, Vice President - Investments
                        Company                          Minneapolis, MN 55474

                        RiverSource Life Insurance       20 Madison Ave. Extension,          Vice President - Investments
                        Company of New York              Albany, NY 12005

Name and Title          Other Companies                  Address*                            Title within other companies
----------------------  -------------------------------  ----------------------------------  --------------------------------------
Eleanor T.M. Hoagland,  Ameriprise Certificate Company   70100 Ameriprise Financial Center,  Chief Compliance Officer
Chief Compliance                                         Minneapolis, MN 55474
Officer, Money
Laundering Prevention
Officer and Identity
Theft Prevention
Officer

                        Ameriprise Trust Company         200 Ameriprise Financial Center,    Chief Resolution Officer
                                                         Minneapolis, MN 55474

                        J. & W. Seligman & Co.           100 Park Avenue,                    Money Laundering Prevention Officer
                        Incorporated                     New York, NY 10017

                        Kenwood Capital Management LLC   333 S. 7th Street, Suite 2330,      Chief Compliance Officer
                                                         Minneapolis, MN 55474

                        RiverSource Fund Distributors,                                       Money Laundering Prevention Officer
                        Inc.

                        RiverSource Service Corporation  734 Ameriprise Financial Center,    Chief Compliance Officer
                                                         Minneapolis, MN 55474

                        RiverSource Services, Inc.                                           Money Laundering Prevention Officer

                        Seligman Data Corp.              100 Park Avenue,                    Chief Compliance Officer
                                                         New York, NY 10017

Name and Title          Other Companies                  Address*                            Title within other companies
----------------------  -------------------------------  ----------------------------------  --------------------------------------
Brian Joseph McGrane,   Advisory Capital Strategies                                          Vice President and Chief Financial
Director, Vice          Group Inc.                                                           Officer
President and Chief
Financial Officer

                        Advisory Select LLC               Dissolved                          Vice President and Chief Financial
                                                                                             Officer (resigned 5/1/07)

                        Ameriprise Certificate Company   70100 Ameriprise Financial          Vice President and Chief Financial
                                                         Center, Minneapolis, MN 55474       Officer (resigned 8/24/07)

                        Ameriprise Financial, Inc.       200 Ameriprise Financial Center,    Senior Vice President and Lead
                                                         Minneapolis, MN 55474               Financial Officer

                        Ameriprise Financial Services,   5221 Ameriprise Financial           Vice President and Lead Financial
                        Inc.                             Center, Minneapolis, MN 55474       Officer - Finance



                        Ameriprise Holdings, Inc.                                           Director

                        Ameriprise Trust Company         200 Ameriprise Financial Center,   Director, Vice President and Chief
                                                         Minneapolis, MN 55474              Financial Officer

                        Boston Equity General Partner                                       Vice President and Chief Financial
                        LLC                                                                 Officer

                        J. & W. Seligman & Co.           100 Park Avenue, New York, NY      Director, Vice President and Chief
                        Incorporated                     10017                              Financial Officer

                        RiverSource CDO Seed                                                Board Member
                        Investments, LLC

                        RiverSource Life Insurance       829 Ameriprise Financial Center,   Director, Executive Vice President
                        Company                          Minneapolis, MN 55474              and Chief Financial Officer

                        Seligman Focus Partners LLC      100 Park Avenue, New York, NY      Vice President and Chief Financial
                                                         10017                              Officer

                        Seligman Health Partners LLC     100 Park Avenue, New York, NY      Vice President and Chief Financial
                                                         10017                              Officer

                        Seligman Health Plus Partners    100 Park Avenue, New York, NY      Vice President and Chief Financial
                        LLC                              10017                              Officer

                        Seligman Partners LLC            100 Park Avenue, New York, NY      Vice President and Chief Financial
                                                         10017                              Officer

Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
Thomas R. Moore,        Advisory Capital Strategies                                         Secretary
Secretary               Group Inc.

                        American Enterprise Investment   70400 AXP Financial Center,        Secretary
                        Services Inc.                    Minneapolis, MN 55474

                        Ameriprise Bank, FSB             9393 Ameriprise Financial          Secretary
                                                         Center, Minneapolis, MN 55474

                        Ameriprise Financial, Inc.       200 Ameriprise Financial Center,   Vice President, Chief Governance
                                                         Minneapolis, MN 55474              Officer and Corporate Secretary

                        Ameriprise Financial Services,   5221 Ameriprise Financial          Secretary
                        Inc.                             Center, Minneapolis, MN 55474

                        Ameriprise Holdings, Inc.                                           Secretary

                        Ameriprise Insurance Company     3500 Packerland Drive              Secretary
                                                         De Pere, WI 54115

                        Ameriprise Trust Company         200 Ameriprise Financial Center,   Secretary
                                                         Minneapolis, MN 55474

                        Boston Equity General Partner                                       Secretary
                        LLC

                        IDS Capital Holdings Inc.                                           Secretary

                        IDS Futures Corporation          570 Ameriprise Financial Center,   Secretary
                                                         Minneapolis, MN 55474

                        IDS Management Corporation                                          Secretary

                        IDS Property Casualty            3500 Packerland Drive              Secretary
                        Insurance Company                De Pere, WI 54115

                        Investors Syndicate                                                 Secretary
                        Development Corporation

                        J. & W. Seligman & Co.           100 Park Avenue, New York, NY      Secretary
                        Incorporated                     10017

                        RiverSource CDO Seed                                                Secretary
                        Investments, LLC

                        RiverSource Fund Distributors,                                      Secretary
                        Inc.

                        RiverSource Distributors, Inc.   50611 Ameriprise Financial         Secretary
                                                         Center, Minneapolis, MN 55474



                        RiverSource Life Insurance       20 Madison Ave. Extension,         Secretary
                        Company of New York              Albany, NY 12005

                        RiverSource Life Insurance       829 Ameriprise Financial Center,   Secretary
                        Company                          Minneapolis, MN 55474

                        RiverSource Service              734 Ameriprise Financial Center,   Secretary
                        Corporation                      Minneapolis, MN 55474

                        RiverSource Services, Inc.                                          Secretary

                        RiverSource Tax Advantaged                                          Secretary
                        Investments, Inc.

                        Seligman Focus Partners LLC      100 Park Avenue, New York, NY      Secretary
                                                         10017

                        Seligman Health Partners LLC     100 Park Avenue, New York, NY      Secretary
                                                         10017

                        Seligman Health Plus Partners    100 Park Avenue, New York, NY      Secretary
                        LLC                              10017

                        Seligman Partners LLC            100 Park Avenue, New York, NY      Secretary
                                                         10017

Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
Scott Roane Plummer,    Advisory Capital Strategies                                         Chief Legal Officer
Chief Legal Officer     Group Inc.
and Assistant
Secretary

                        Ameriprise Certificate Company   70100 Ameriprise Financial         Vice President, General Counsel and
                                                         Center, Minneapolis, MN 55474      Secretary

                        Ameriprise Financial, Inc.       200 Ameriprise Financial Center,   Vice President - Asset Management
                                                         Minneapolis, MN 55474              Compliance

                        Ameriprise Financial Services,   5221 Ameriprise Financial          Vice President and Chief Counsel -
                        Inc.                             Center, Minneapolis, MN 55474      Asset Management

                        Ameriprise Trust Company                                            Chief Legal Officer

                        Boston Equity General Partner                                       Chief Legal Officer
                        LLC

                        J. & W. Seligman & Co.           100 Park Avenue, New York, NY      Chief Legal Officer
                        Incorporated                     10017

                        RiverSource Distributors, Inc.   50611 Ameriprise Financial         Chief Counsel
                                                         Center, Minneapolis, MN 55474

                        RiverSource Service Corporation  734 Ameriprise Financial Center,   Vice President and Chief Legal
                                                         Minneapolis, MN 55474              Officer

                        RiverSource Fund Distributors,                                      Chief Counsel
                        Inc.

                        RiverSource Services, Inc.                                          Chief Counsel

                        Seligman Focus Partners LLC      100 Park Avenue, New York, NY      Chief Counsel
                                                         10017

                        Seligman Health Partners LLC     100 Park Avenue, New York, NY      Chief Counsel
                                                         10017

                        Seligman Health Plus Partners    100 Park Avenue, New York, NY      Chief Counsel
                        LLC                              10017

                        Seligman Partners LLC            100 Park Avenue, New York, NY      Chief Counsel
                                                         10017



Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
William Frederick       Advisory Capital Strategies                                         Director and President
'Ted' Truscott          Group Inc.
Chairman, Chief
Investment Officer
and President

                        Ameriprise Certificate Company   70100 Ameriprise Financial         Director, President and Chief
                                                         Center, Minneapolis, MN 55474      Executive Officer

                        Ameriprise Financial, Inc.       200 Ameriprise Financial Center,   President - U.S. Asset Management,
                                                         Minneapolis, MN 55474              Annuities and Chief Investment Officer

                        Ameriprise Financial Services,   5221 Ameriprise Financial          Senior Vice President and Chief
                        Inc.                             Center, Minneapolis, MN 55474      Investment Officer

                        Ameriprise Trust Company         200 Ameriprise Financial Center,   Director
                                                         Minneapolis, MN 55474

                        Boston Equity General Partner                                       President
                        LLC

                        IDS Capital Holdings Inc.                                           Director and President

                        J. & W. Seligman & Co.           100 Park Avenue, New York, NY      Chairman and President
                        Incorporated                     10017

                        Kenwood Capital Management LLC   333 S. 7th Street, Suite 2330,     Board Member
                                                         Minneapolis, MN 55402

                        RiverSource Distributors, Inc.   50611 Ameriprise Financial         Chairman and Chief Executive Officer
                                                         Center, Minneapolis, MN 55474

                        RiverSource Fund Distributors,                                      Chairman and Chief Executive Officer
                        Inc.

                        RiverSource Life Insurance       829 Ameriprise Financial Center,   Director
                        Company                          Minneapolis, MN 55474

                        RiverSource Services, Inc.                                          Chairman and Chief Executive Officer

                        Seligman Focus Partners LLC      100 Park Avenue, New York, NY      President
                                                         10017

                        Seligman Health Partners LLC     100 Park Avenue, New York, NY      President
                                                         10017

                        Seligman Health Plus Partners    100 Park Avenue, New York, NY      President
                        LLC                              10017

                        Seligman Partners LLC            100 Park Avenue, New York, NY      President
                                                         10017

                        Threadneedle Asset Management    60 St. Mary Axe, London EC3A 8JQ   Director
                        Holdings Ltd.

                        Threadneedle Asset Management    60 St. Mary Axe, London EC3A 8JQ   Director
                        Holdings Sarl

* Unless otherwise noted, address is 50606 Ameriprise Financial Center, Minneapolis, MN 55474


Item 27. Principal Underwriter


(a) RiverSource Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

THE RIVERSOURCE FUNDS: RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series, Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc., RiverSource Tax-Exempt Series, Inc.; and RiverSource Variable Series Trust.

THE SELIGMAN FUNDS: Seligman Asset Allocation Series, Inc., Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Core Fixed Income Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Value Fund Series, Inc.



(b) As to each director, principal officer or partner of RiverSource Fund Distributors, Inc.

Name and
Principal Business Address          Positions and Offices with Underwriter   Positions and Offices with Fund
---------------------------------   --------------------------------------   -----------------------------------
William Frederick "Ted" Truscott*   Chairman and Chief Executive Officer     Director and Vice President
Jeffrey Lee McGregor, Sr.*          Director and President                   None
Patrick Thomas Bannigan*            Director and Vice President              President
Paul J. Dolan*                      Chief Operating Officer and Chief        None
                                    Administrative Officer
Jeffrey P. Fox*                     Chief Financial Officer                  Treasurer
Christopher P. Keating*             Vice President                           None
Emily Calcagno**                    Vice President                           None
Scott Roane Plummer*                Chief Counsel                            Vice President, General Counsel and
                                                                             Secretary
James F. Angelos*                   Chief Compliance Officer                 None
Thomas R. Moore*                    Secretary                                None
Walter Berman*                      Treasurer                                None
Eleanor T. M. Hoagland**            Anti-Money Laundering Officer            None

*    Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN
     55474

**   Business address is: 100 Park Avenue, New York, NY 10017.

(c) Not Applicable



Item 28. Location of Accounts and Records

         Ameriprise Financial, Inc.
         707 Second Avenue, South
         Minneapolis, MN 55402

         Iron Mountain Records Management
         920 & 950 Apollo Road
         Eagan, MN 55121

         Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records.

Item 29. Management Services

         Not Applicable

Item 30. Undertakings

         Not Applicable

Item 28. Location of Accounts and Records

         Ameriprise Financial, Inc.
         707 Second Avenue, South
         Minneapolis, MN 55402

         Iron Mountain Records Management
         920 & 950 Apollo Road
         Eagan, MN 55121

         Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records.

Item 29. Management Services. Not Applicable.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, SELIGMAN GLOBAL FUND SERIES, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota on the 29th day of December, 2009.

SELIGMAN GLOBAL FUND SERIES, INC.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of December, 2009.

Signature                               Capacity
-------------------------------------   ----------------------------------------


/s/ Stephen R. Lewis, Jr.*              Chair of the Board
-------------------------------------
Stephen R. Lewis, Jr.


/s/ Kathleen A. Blatz*                  Director
-------------------------------------
Kathleen A. Blatz


/s/ Arne H. Carlson*                    Director
-------------------------------------
Arne H. Carlson


/s/ Pamela G. Carlton*                  Director
-------------------------------------
Pamela G. Carlton


/s/ Patricia M. Flynn*                  Director
-------------------------------------
Patricia M. Flynn


/s/ Anne P. Jones*                      Director
-------------------------------------
Anne P. Jones

Signature                               Capacity
-------------------------------------   ----------------------------------------


/s/ Jeffrey Laikind*                    Director
-------------------------------------
Jeffrey Laikind


/s/ John F. Maher*                      Director
-------------------------------------
John F. Maher


/s/ Catherine James Paglia*             Director
-------------------------------------
Catherine James Paglia


/s/ Leroy C. Richie*                    Director
-------------------------------------
Leroy C. Richie


/s/ Alison Taunton-Rigby*               Director
-------------------------------------
Alison Taunton-Rigby


/s/ William F. Truscott*                Director
-------------------------------------
William F. Truscott

* Signed pursuant to Directors/Trustees Power of Attorney, dated Jan. 8, 2009, filed electronically herewith as Exhibit (q) to Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 33-44186, by:


/s/ Scott R. Plummer
-------------------------------------
Scott R. Plummer

                CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 51
                     TO REGISTRATION STATEMENT NO. 33-44186

This Post-Effective Amendment contains the following papers and documents:

The facing sheet.

Part A.

The prospectuses for:

     Seligman Global Smaller Companies Fund.
     Seligman Global Technology Fund

Part B.

     Statement of Additional Information for Seligman Global Smaller Companies Fund.
     Statement of Additional Information for Seligman Global Technology Fund. Financial Statements.

Part C.

     Other information.

The signatures.

                                  EXHIBIT INDEX

(d)(1) Investment Management Services Agreement, amended and restated June 29, 2009.

(h)(6) Agreement and Plan of Reorganization, dated Jan. 10, 2009, between RiverSource Global Series, Inc., on behalf of RiverSource Global Technology Fund, and Seligman Global Fund Series, Inc., on behalf of Seligman Global Technology Fund.

(i)(5) Opinion and consent of counsel as to the legality of the securities being registered.

(j)(1)   Consent of Independent Registered Public Accounting Firm (Ernst & Young
         LLP).

(j)(2) Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP).

(p)(4) Code of Ethics adopted under Rule 17j-1 for Seligman Global Smaller Companies Fund's Subadviser, Wellington Management.

(q) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 8, 2009.